                                                                  EXECUTION COPY

                      BANC OF AMERICA FUNDING CORPORATION,

                                  as Depositor,

                     BANK OF AMERICA, NATIONAL ASSOCIATION,

                                  as Servicer,

                                       and

                             WELLS FARGO BANK, N.A.,

                                   as Trustee

                         POOLING AND SERVICING AGREEMENT

                              Dated March 31, 2006

                              ____________________

                       Mortgage Pass-Through Certificates

                                  Series 2006-C

                                TABLE OF CONTENTS
                                                                                             Page
                                                                                             ----

PRELIMINARY STATEMENT                                                                           1

ARTICLE I DEFINITIONS                                                                           3

   Section 1.01.   Defined Terms................................................................3
   Section 1.02.   Calculations................................................................29

      ARTICLE II CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES               30

   Section 2.04.   Representations and Warranties of the Depositor as to the Mortgage

ARTICLE III ADMINISTRATION AND SERVICING OF MORTGAGE LOANS                                     40

   Section 3.09.   Collection of Mortgage Loan Payments; Servicer Custodial Account;
                   Certificate Account.........................................................47
   Section 3.10.   Access to Certain Documentation and Information Regarding the
                   Mortgage Loans..............................................................50
   Section 3.11.   Permitted Withdrawals from the Certificate Account and the Servicer

   Section 3.16.   Documents, Records and Funds in Possession of the Servicer to be Held
                   for the Trustee.............................................................57

                                       ii

ARTICLE IV SERVICER'S CERTIFICATE                                                              67

   Section 4.01.   Servicer's Certificate......................................................67

ARTICLE V PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS; REMIC ADMINISTRATION                  67

ARTICLE VI THE CERTIFICATES                                                                    83

ARTICLE VII THE DEPOSITOR AND THE SERVICER                                                     88

ARTICLE VIII DEFAULT                                                                           90

   Section 8.01.   Events of Default...........................................................90
   Section 8.02.   Remedies of Trustee.........................................................92
   Section 8.03.   Directions by Certificateholders and Duties of Trustee During Event of

                                       iii

ARTICLE IX THE TRUSTEE                                                                         94

ARTICLE X TERMINATION                                                                         105

   Section 10.01.  Termination upon Purchase or Liquidation of All Mortgage Loans.............105
   Section 10.02.  Additional Termination Requirements........................................107

ARTICLE XI MISCELLANEOUS PROVISIONS                                                           107

EXHIBITS

Exhibit A-1A1         Form of Face of Class 1-A-1 Certificate
Exhibit A-1A2         Form of Face of Class 1-A-2 Certificate
Exhibit A-1AR         Form of Face of Class 1-A-R Certificate
Exhibit A-2A1         Form of Face of Class 2-A-1 Certificate
Exhibit A-2A2         Form of Face of Class 2-A-2 Certificate
Exhibit A-3A1         Form of Face of Class 3-A-1 Certificate

                                       iv

Exhibit A-3A2         Form of Face of Class 3-A-2 Certificate
Exhibit A-4A1         Form of Face of Class 4-A-1 Certificate
Exhibit A-4A2         Form of Face of Class 4-A-2 Certificate
Exhibit A-4A3         Form of Face of Class 4-A-3 Certificate
Exhibit A-4A4         Form of Face of Class 4-A-4 Certificate
Exhibit B-B1          Form of Face of Class B-1 Certificate
Exhibit B-B2          Form of Face of Class B-2 Certificate
Exhibit B-B3          Form of Face of Class B-3 Certificate
Exhibit B-B4          Form of Face of Class B-4 Certificate
Exhibit B-B5          Form of Face of Class B-5 Certificate
Exhibit B-B6          Form of Face of Class B-6 Certificate
Exhibit C             Form of Reverse of all Certificates
Exhibit D-1           Loan Group 1 Mortgage Loan Schedule
Exhibit D-2           Loan Group 2 Mortgage Loan Schedule
Exhibit D-3           Loan Group 3 Mortgage Loan Schedule
Exhibit D-4           Loan Group 4 Mortgage Loan Schedule
Exhibit E             Request for Release of Documents
Exhibit F             Form of Certification of Establishment of Account
Exhibit G-1           Form of Transferor's Certificate
Exhibit G-2A          Form 1 of Transferee's Certificate
Exhibit G-2B          Form 2 of Transferee's Certificate
Exhibit H             Form of Transferee Representation Letter
                      for ERISA Restricted Certificates
Exhibit I             Form of Affidavit Regarding Transfer of Residual
                      Certificate
Exhibit J             List of Recordation States
Exhibit K             Form of Initial Certification
Exhibit L             Form of Final Certification
Exhibit M             Relevant Servicing Criteria
Exhibit N             Additional Form 10-D Disclosure
Exhibit O             Additional Form 10-K Disclosure
Exhibit P             Form 8-K Disclosure
Exhibit Q             Form of Sarbanes-Oxley Certification
Exhibit R             Form of Back-up Certification
Exhibit S             Form of Additional Disclosure Notification
Exhibit T             Data Elements for Servicer's Certificate

                                        v

                         POOLING AND SERVICING AGREEMENT

      THIS POOLING AND SERVICING AGREEMENT, dated March 31, 2006, is hereby executed by and among BANC OF AMERICA FUNDING CORPORATION, as depositor
(together with its permitted successors and assigns, the "Depositor"), BANK OF
AMERICA, NATIONAL ASSOCIATION, as servicer (together with its permitted successors and assigns, the "Servicer"), and WELLS FARGO BANK, N.A., as trustee
(together with its permitted successors and assigns, the "Trustee").

                          W I T N E S S E T H T H A T:

      In consideration of the mutual agreements herein contained, the Depositor, the Servicer and the Trustee agree as follows:

                              PRELIMINARY STATEMENT

      In exchange for the Certificates, the Depositor hereby conveys the Trust
Estate to the Trustee to create the Trust. The Trust Estate for federal income tax purposes will be treated as three separate real estate mortgage investment conduits (the "Upper-Tier REMIC," the "Subsidiary Lower-Tier REMIC" and the
"Lower-Tier REMIC," respectively, and each a "REMIC"). The Uncertificated
Lower-Tier Interests shall constitute the "regular interests" and the Class LR
Interest shall be the "residual interest" in the Lower-Tier REMIC. The
Uncertificated Lower-Tier Interests shall constitute the assets of the
Subsidiary Lower-Tier REMIC. The Uncertificated Subsidiary Lower-Tier Interests
shall constitute the "regular interests" and the Class SLR Interest shall be the
"residual interest" in the Subsidiary Lower-Tier REMIC. The Uncertificated
Subsidiary Lower-Tier Interests shall constitute the assets of the Upper-Tier
REMIC. The Certificates (other than the Class 1-A-R Certificate) are referred to collectively as the "Regular Certificates" and shall constitute "regular interests" and the Class UR Interest shall be the "residual interest" in the
Upper-Tier REMIC. The Class 1-A-R Certificate shall represent ownership of the
Class LR Interest, the Class SLR Interest and the Class UR Interest. The
Certificates, the Uncertificated Subsidiary Lower-Tier Interests and the
Uncertificated Lower-Tier Interests will represent the entire beneficial ownership interest in the Trust. The "latest possible maturity date" for federal income tax purposes of all interests created hereby will be the REMIC
Certificate Maturity Date.

The following table sets forth characteristics of the Certificates, together with the minimum denominations and integral multiples in excess thereof in which the Classes of Certificates shall be issuable:

------------------------------------------------------------------------------------
                INITIAL CLASS       PASS-
                 CERTIFICATE       THROUGH       MINIMUM       INTEGRAL MULTIPLES IN
  CLASSES          BALANCE           RATE      DENOMINATION      EXCESS OF MINIMUM
------------------------------------------------------------------------------------

Class 1-A-1    $  32,670,000.00      (1)         $  1,000            $1
------------------------------------------------------------------------------------
Class 1-A-2    $   1,518,000.00      (1)         $  1,000            $1
------------------------------------------------------------------------------------
Class 1-A-R    $         100.00      (1)         $    100            N/A
------------------------------------------------------------------------------------
Class 2-A-1    $ 159,073,000.00      (2)         $  1,000            $1
------------------------------------------------------------------------------------
Class 2-A-2    $   7,388,000.00      (2)         $  1,000            $1
------------------------------------------------------------------------------------
Class 3-A-1    $  25,179,000.00      (3)         $  1,000            $1
------------------------------------------------------------------------------------
Class 3-A-2    $   1,170,000.00      (3)         $  1,000            $1
------------------------------------------------------------------------------------
Class 4-A-1    $ 105,948,000.00      (4)         $  1,000            $1
------------------------------------------------------------------------------------
Class 4-A-2    $  15,875,000.00      (4)         $  1,000            $1
------------------------------------------------------------------------------------
Class 4-A-3    $  44,381,000.00      (4)         $  1,000            $1
------------------------------------------------------------------------------------
Class 4-A-4    $   7,720,000.00      (4)         $  1,000            $1
------------------------------------------------------------------------------------
Class B-1      $  10,259,000.00      (5)         $ 25,000            $1
------------------------------------------------------------------------------------
Class B-2      $   2,722,000.00      (5)         $ 25,000            $1
------------------------------------------------------------------------------------
Class B-3      $   1,884,000.00      (5)         $ 25,000            $1
------------------------------------------------------------------------------------
Class B-4      $   1,047,000.00      (5)         $ 25,000            $1
------------------------------------------------------------------------------------
Class B-5      $     837,000.00      (5)         $ 25,000            $1
------------------------------------------------------------------------------------
Class B-6      $   1,047,708.00      (5)         $ 25,000            $1
====================================================================================

____________________

      (1)   For each Distribution Date, interest will accrue on these
Certificates at a per annum rate equal to the Net WAC for the Group 1 Mortgage
Loans. For United States federal income tax purposes, interest will accrue on these Certificates as of any Distribution Date at a per annum rate equal to the weighted average of the Class 1-A-SL1 Interest.

      (2)   For each Distribution Date, interest will accrue on these
Certificates at a per annum rate equal to the Net WAC for the Group 2 Mortgage
Loans. For United States federal income tax purposes, interest will accrue on these Certificates as of any Distribution Date at a per annum rate equal to the weighted average of the Class 2-A-SL1 Interest.

      (3)   For each Distribution Date, interest will accrue on these
Certificates at a per annum rate equal to the Net WAC for the Group 3 Mortgage
Loans. For United States federal income tax purposes, interest will accrue on these Certificates as of any Distribution Date at a per annum rate equal to the weighted average of the Class 3-A-SL1.

      (4)   For each Distribution Date, interest will accrue on these
Certificates at a per annum rate equal to the Net WAC for the Group 4 Mortgage
Loans. For United States federal income tax purposes, interest will accrue on these Certificates as of any Distribution Date at a per annum rate equal to the weighted average of the Class 4-A-SL1 Interest.

      (5)   For each Distribution Date, interest will accrue on these
Certificates at a per annum rate equal to the weighted average (based on the
Group Subordinate Amount for each Loan Group) of the Net WAC for each of the
Group 1 Mortgage Loans, Group 2 Mortgage Loans, Group 3 Mortgage Loans and Group
4 Mortgage Loans. For United States federal income tax purposes, interest will accrue on these Certificates as of any Distribution Dates at a

                                       -2-

per annum rate equal to the weighted average of the Class B-SL1 Interest, Class
B-SL2 Interest, Class B-SL3 Interest, Class B-SL4 Interest, Class B-SL5 Interest
and Class B-SL6 Interest.

                                    ARTICLE I

                                   DEFINITIONS

      Section 1.01. Defined Terms.

      Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this
Article:

      10-K Filing Deadline: As defined in Section 3.22(c).

      1933 Act: The Securities Act of 1933, as amended.

      Accrued Certificate Interest: For any Distribution Date and each Class, one month's interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the applicable Class Certificate Balance.

      Additional Disclosure Notification: The form of notification to be included with any Additional Form 10-D Disclosure, Additional Form 10-K
Disclosure or Form 8-K Disclosure Information which is attached hereto as
Exhibit S.

      Additional Form 10-D Disclosure: As defined in Section 3.22(b).

      Additional Form 10-K Disclosure: As defined in Section 3.22(c).

      Additional Servicer: A Subcontractor engaged by the Servicer or the
Trustee that is a "servicer" within the meaning of Item 1101 of Regulation AB and meets the criteria in Item 1108(a)(2)(i) through (iii) of Regulation AB.

      Adjusted Pool Amount: With respect to any Distribution Date and Loan
Group, the Cut-off Date Pool Principal Balance of the Mortgage Loans in such
Loan Group minus the sum of (i) all amounts in respect of principal received in respect of the Mortgage Loans in such Loan Group (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments,
Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to
Holders of the Certificates on such Distribution Date and all prior Distribution
Dates and (ii) the principal portion of all Realized Losses (other than Debt
Service Reductions) incurred on the Mortgage Loans in such Loan Group from the
Cut-off Date through the end of the month preceding such Distribution Date.

      Administrative Fee Rate: With respect to each Mortgage Loan, the sum of
(i) the Servicing Fee Rate and (ii) the Trustee Fee Rate.

      Advance: A Periodic Advance or a Servicing Advance.

                                       -3-

      Agreement: This Pooling and Servicing Agreement together with all amendments hereof and supplements hereto.

      Amount Held for Future Distribution: As to any Distribution Date and any
Loan Group, the total of the amounts held in the Servicer Custodial Account at the close of business on the preceding Determination Date on account of (i)
Principal Prepayments and Liquidation Proceeds received or made on the Mortgage
Loans in such Loan Group in the month of such Distribution Date and (ii)
payments which represent receipt of Monthly Payments on the Mortgage Loans in such Loan Group in respect of a Due Date or Due Dates subsequent to the related
Due Date.

      Appraised Value: With respect to any Mortgaged Property, either (i) the lesser of (a) the appraised value determined in an appraisal obtained by the originator at, or within twelve months of, origination of such Mortgage Loan or, in certain cases, an automated valuation model or tax assessed value and (b) the sales price for such property, except that, in the case of Mortgage Loans the proceeds of which were used to refinance an existing mortgage loan, the
Appraised Value of the related Mortgaged Property is the appraised value thereof determined in an appraisal obtained at the time of refinancing or, in certain cases, an automated valuation model or tax assessed value, or (ii) the appraised value determined in an appraisal made at the request of a Mortgagor subsequent to origination in order to eliminate the Mortgagor's obligation to keep a
Primary Mortgage Insurance Policy in force.

      Assessment of Compliance: As defined in Section 3.21(a).

      Assignment of Mortgage: An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage.

      Attestation Report: As defined in Section 3.21(b).

      Authenticating Agents: As defined in Section 9.10.

      Back-up Certification: As defined in Section 3.22(e).

      BAFC: Banc of America Funding Corporation.

      BANA: Bank of America, National Association, a national banking association, or its successor in interest.

      Book-Entry Certificate: All Classes of Certificates other than the
Physical Certificates.

      Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of North Carolina, the State of New
York, the State of Minnesota, the state in which the servicing offices of the
Servicer are located or any state in which the Corporate Trust Office is located are required or authorized by law or executive order to be closed.

      Calculated Principal Distribution: As defined in Section 5.03(d).

                                       -4-

      Certificate: Any of the Banc of America Funding Corporation Mortgage
Pass-Through Certificates, Series 2006-C that are issued pursuant to this
Agreement.

      Certificate Account: The Eligible Account created and maintained by the
Trustee pursuant to Section 3.09(c) in the name of the Trustee for the benefit of the Certificateholders and designated "Wells Fargo Bank, N.A., in trust for registered holders of Banc of America Funding Corporation Mortgage Pass-Through
Certificates, Series 2006-C." The Certificate Account shall be deemed to consist of seven sub-accounts; one for each of the Loan Groups (the "Loan Group 1
Sub-Account," "Loan Group 2 Sub-Account," "Loan Group 3 Sub-Account" and "Loan
Group 4 Sub-Account") and one for each of the Lower-Tier Certificate
Sub-Account, the Subsidiary Lower-Tier Certificate Sub-Account and the
Upper-Tier Certificate Sub-Account. Funds in the Certificate Account shall be held in trust for the Holders of the Certificates for the uses and purposes set forth in this Agreement.

      Certificate Balance: With respect to any Certificate at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the product of the Percentage Interest of such Certificate and the Class Certificate Balance of the Class of Certificates
of which such Certificate is a part.

      Certificate Custodian: Initially, Wells Fargo Bank, N.A.; thereafter any other Certificate Custodian acceptable to the Depository and selected by the
Trustee.

      Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of a Book-Entry Certificate. With respect to any
Definitive Certificate, the Certificateholder of such Certificate.

      Certificate Register: The register maintained pursuant to Section 6.02.

      Certificate Registrar: The registrar appointed pursuant to Section 6.02.

      Certificateholder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Servicer or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest and Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of
Percentage Interests or Voting Rights, as the case may be, necessary to effect any such consent has been obtained, unless such entity is the registered owner of the entire Class of Certificates, provided that the Trustee shall not be responsible for knowing that any Certificate is registered in the name of an affiliate of the Depositor or the Servicer unless one of its Responsible
Officers has actual knowledge thereof.

      Certification Parites: As defined in Section 3.22(e).

      Certifying Person: As defined in Section 3.22(e).

      Class: As to the Certificates, the Class 1-A-1, Class 1-A-2, Class 1-A-R,
Class 2-A-1, Class 2-A-2, Class 3-A-1, Class 3-A-2, Class 4-A-1, Class 4-A-2,
Class 4-A-3, Class 4-A-4,

                                       -5-

Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6
Certificates, as the case may be.

      Class 1-A-1 Loss Amount: With respect to any Distribution Date after the
Senior Credit Support Depletion Date, the amount, if any, by which the Class
Certificate Balance of the Class 1-A-1 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section 5.03(b) to such Class, without regard to the operation of Section 5.03(e)(i).

      Class 1-A-2 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the lesser of (a) the Class
Certificate Balance of the Class 1-A-2 Certificates with respect to such
Distribution Date prior to any reduction for the Class 1-A-2 Loss Allocation
Amount and (b) the Class 1-A-1 Loss Amount with respect to such Distribution
Date.

      Class 2-A-1 Loss Amount: With respect to any Distribution Date after the
Senior Credit Support Depletion Date, the amount, if any, by which the Class
Certificate Balance of the Class 2-A-1 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section 5.03(b) to such Class, without regard to the operation of Section 5.03(e)(ii).

      Class 2-A-2 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the lesser of (a) the Class
Certificate Balance of the Class 2-A-2 Certificates with respect to such
Distribution Date prior to any reduction for the Class 2-A-2 Loss Allocation
Amount and (b) the Class 2-A-1 Loss Amount with respect to such Distribution
Date.

      Class 3-A-1 Loss Amount: With respect to any Distribution Date after the
Senior Credit Support Depletion Date, the amount, if any, by which the Class
Certificate Balance of the Class 3-A-1 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section 5.03(b) to such Class, without regard to the operation of Section 5.03(e)(iii).

      Class 3-A-2 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the lesser of (a) the Class
Certificate Balance of the Class 3-A-2 Certificates with respect to such
Distribution Date prior to any reduction for the Class 3-A-2 Loss Allocation
Amount and (b) the Class 3-A-1 Loss Amount with respect to such Distribution
Date.

      Class 4-A Loss Amount: With respect to any Distribution Date after the
Senior Credit Support Depletion Date, the amount, if any, by which the Class
Certificate Balances of the Class 4-A-1, Class 4-A-2 and Class 4-A-3
Certificates would be reduced as a result of the allocation of any reduction pursuant to Section 5.03(b) to such Classes, without regard to the operation of
Section 5.03(e)(iv).

      Class 4-A-4 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the lesser of (a) the Class
Certificate Balance of the Class 4-A-4 Certificates with respect to such
Distribution Date prior to any reduction for the Class 4-A-4 Loss Allocation
Amount and (b) the Class 4-A Loss Amount with respect to such Distribution Date.

                                       -6-

      Class B Certificates: The Class B-1, Class B-2, Class B-3, Class B-4,
Class B-5 and Class B-6 Certificates.

      Class Certificate Balance: With respect to any Class of Certificates and any date of determination, and subject to Section 5.03(f), the Initial Class
Certificate Balance of such Class minus (A) the sum of (i) all distributions of principal made with respect thereto, (ii) all reductions in Class Certificate
Balance previously allocated thereto pursuant to Section 5.03(b) and (iii) in the case of the Class 1-A-2, Class 2-A-2, Class 3-A-2 and Class 4-A-4
Certificates, any reduction allocated thereto pursuant to Section 5.03(e) plus
(B) the sum of (i) all increases in Class Certificate Balance previously allocated thereto pursuant to Section 5.03(b) and (ii) in the case of the Class
1-A-2, Class 2-A-2, Class 3-A-2 and Class 4-A-4 Certificates, any increases allocated thereto pursuant to Section 5.03(e).

      Class Interest Shortfall: For any Distribution Date and each Class, the amount by which Accrued Certificate Interest for such Class (as reduced pursuant to Section 5.02(c)) exceeds the amount of interest actually distributed on such
Class on such Distribution Date pursuant to clause (i) of the definition of
"Interest Distribution Amount."

      Class Unpaid Interest Shortfall: As to any Distribution Date and each
Class, the amount by which the aggregate Class Interest Shortfalls for such
Class on prior Distribution Dates exceeds the amount of interest actually distributed on such Class on such prior Distribution Dates pursuant to clause
(ii) of the definition of "Interest Distribution Amount."

      Closing Date: March 31, 2006.

      Code: The Internal Revenue Code of 1986, as amended.

      Commission: The U.S. Securities and Exchange Commission.

      Compensating Interest: With respect to any Distribution Date, an amount equal to the lesser of (a) the aggregate of the Prepayment Interest Shortfalls for such Distribution Date and (b) one-twelfth of 0.2500% of the aggregate
Stated Principal Balance of the Mortgage Loans as of the Remittance Date
relating to such Distribution Date.

      Compliance Statement: As defined in Section 3.20.

      Cooperative: A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

      Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

      Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and

                                       -7-

relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

      Cooperative Loans: Any of the Mortgage Loans made in respect of a
Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a
Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment or mortgage of the Cooperative Lease, (iv) financing statements and
(v) a stock power (or other similar instrument), and ancillary thereto, a
Recognition Agreement, each of which was transferred and assigned to the Trust pursuant to Section 2.01.

      Cooperative Stock: With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

      Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

      Corporate Trust Office: The principal corporate trust office of the
Trustee at which at any particular time its corporate trust business with respect to this Agreement is conducted, which office at the date of the execution of this instrument is located at 9062 Old Annapolis Road, Columbia,
Maryland 21045-1951, Attention: Corporate Trust Services - BAFC 2006-C, and for
certificate transfer purposes is located at Sixth Street and Marquette Avenue,
Minneapolis, Minnesota 55479, Attention: Corporate Trust Services - BAFC 2006-C,
or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor and the Servicer.

      Corresponding Upper-Tier Class or Classes: As to the following
Uncertificated Subsidiary Lower-Tier Interests, the Corresponding Upper-Tier
Class or Classes as follows:

UNCERTIFICATED SUBSIDIARY
LOWER-TIER INTEREST                  CORRESPONDING UPPER-TIER CLASS OR CLASSES
-------------------------            -----------------------------------------
Class 1-A-SL1 Interest               Class 1-A-1 and Class 1-A-2 Certificates
Class 2-A-SL1 Interest               Class 2-A-1 and Class 2-A-2 Certificates
Class 3-A-SL1 Interest               Class 3-A-1 and Class 3-A-2 Certificates
Class 4-A-SL1 Interest               Class 4-A-1, Class 4-A-2, Class 4-A-3 and
                                     Class 4-A-4 Certificates
Class B-SL1 Interest                 Class B-1 Certificates
Class B-SL2 Interest                 Class B-2 Certificates
Class B-SL3 Interest                 Class B-3 Certificates
Class B-SL4 Interest                 Class B-4 Certificates
Class B-SL5 Interest                 Class B-5 Certificates
Class B-SL6 Interest                 Class B-6 Certificates
Class 1-A-SLR Interest               Class 1-A-R Certificate

      Custodian: Initially, the Trustee, and thereafter any custodian appointed by the Trustee pursuant to Section 9.12. The Custodian may (but need not) be the
Trustee or any Person directly or indirectly controlling or controlled by or under common control of either of them.

                                       -8-

Neither the Servicer nor the Depositor, nor any Person directly or indirectly controlling or controlled by or under common control with any such Person, may be appointed Custodian.

      Customary Servicing Procedures: With respect to the Servicer, procedures
(including collection procedures) that the Servicer customarily employs and exercises in servicing and administering mortgage loans for its own account and which are in accordance with accepted mortgage servicing practices of prudent lending institutions servicing mortgage loans of the same type as the Mortgage
Loans in the jurisdictions in which the related Mortgaged Properties are located.

      Cut-off Date: March 1, 2006.

      Cut-off Date Pool Principal Balance: For each Loan Group, the aggregate of the Cut-off Date Principal Balances of the Mortgage Loans in such Loan Group, which is $35,705,709.06 for Loan Group 1, $173,850,648.65 for Loan Group 2,
$27,518,552.08 for Loan Group 3 and $181,643,898.71 for Loan Group 4.

      Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof as of the close of business on the Cut-off Date, reduced by all installments of principal due on or prior thereto whether or not paid.

      Debt Service Reduction: As to any Mortgage Loan and any Determination
Date, the excess of (i) the Monthly Payment due on the related Due Date under the terms of such Mortgage Loan over (ii) the amount of the monthly payment of principal and/or interest required to be paid with respect to such Due Date by the Mortgagor as established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.); provided that no such excess shall be considered a Debt Service Reduction so long as (a) the Servicer is pursuing an appeal of the court order giving rise to any such modification and (b)(1) such
Mortgage Loan is not in default with respect to payment due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-off Date or (2) Monthly Payments are being advanced by the Servicer or the Trustee, as applicable, in accordance with the terms of such Mortgage Loan as in effect on the Cut-off Date.

      Debt Service Reduction Mortgage Loan: Any Mortgage Loan that became the subject of a Debt Service Reduction.

      Defective Mortgage Loan: Any Mortgage Loan which is required to be cured, repurchased or substituted for pursuant to Sections 2.02 or 2.04.

      Deficient Valuation: As to any Mortgage Loan and any Determination Date,
the excess of (i) the then outstanding indebtedness under such Mortgage Loan over (ii) the secured valuation thereof established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the
Bankruptcy Code, as amended from time to time (11 U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property; provided that no such excess shall be considered a Deficient Valuation so long as (a) the Servicer is pursuing an appeal of the court order giving rise to any such modification and
(b)(1) such Mortgage Loan is not in default with

                                       -9-

respect to payments due thereunder in accordance with the terms of such Mortgage
Loan as in effect on the Cut-off Date or (2) Monthly Payments are being advanced by the Servicer or the Trustee, as applicable, in accordance with the terms of such Mortgage Loan as in effect on the Cut-off Date.

      Definitive Certificates: As defined in Section 6.02(c)(iii).

      Depositor: Banc of America Funding Corporation, a Delaware corporation, or its successor in interest, as depositor of the Trust Estate.

      Depository: The Depository Trust Company, the nominee of which is Cede &
Co., as the registered Holder of the Book-Entry Certificates or any successor thereto appointed in accordance with this Agreement. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform
Commercial Code of the State of New York.

      Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

      Determination Date: With respect to any Distribution Date, the 16th day of the month of the related Distribution Date or, if such 16th day is not a
Business Day, the Business Day immediately preceding such 16th day.

      Distribution Date: The 20th day of each month beginning in April 2006 (or, if such day is not a Business Day, the next Business Day).

      Due Date: As to any Distribution Date and each Mortgage Loan, the first day in the calendar month of such Distribution Date.

      EDGAR: The Commission's Electronic Data Gathering and Retrieval System.

      Eligible Account: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted
Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company (including the Trustee), acting in its fiduciary capacity or (iv)
any other account acceptable to each Rating Agency. Eligible Accounts may bear interest and may include, if otherwise qualified under this definition, accounts maintained with the Trustee or BANA.

                                      -10-

      ERISA: The Employee Retirement Income Security Act of 1974, as amended.

      ERISA Restricted Certificates: Any of the Class 1-A-R, Class B-4, Class
B-5 and Class B-6 Certificates.

      Escrow Account: As defined in Section 3.08(a).

      Escrow Payments: The amounts constituting taxes, assessments, Primary
Mortgage Insurance Policy premiums, fire and hazard insurance premiums and other payments as may be required to be escrowed by the Mortgagor with the mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

      Events of Default: As defined in Section 8.01.

      Excess Proceeds: With respect to any Liquidated Mortgage Loan, the amount, if any, by which the sum of any Liquidation Proceeds of such Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated
Mortgage Loan, net of any amounts previously reimbursed to the Servicer as
Nonrecoverable Advance(s) with respect to such Mortgage Loan pursuant to Section
3.11(a)(iii), exceeds (i) the unpaid principal balance of such Liquidated
Mortgage Loan as of the Due Date in the month in which such Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Interest
Rate from the Due Date as to which interest was last paid or for which a
Periodic Advance was made (and not reimbursed) up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred.

      Exchange Act: The Securities Exchange Act of 1934, as amended.

      FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

      FHLMC: The Federal Home Loan Mortgage Corporation, or any successor thereto.

      Final Distribution Date: The Distribution Date on which the final distribution in respect of some or all of the Certificates will be made pursuant to Section 10.01.

      Financial Market Service: Bloomberg Financial Service and any other financial information provider designated by the Depositor by written notice to the Trustee.

      FIRREA: The Financial Institutions Reform, Recovery and Enforcement Act of
1989, as amended.

      Fitch: Fitch Ratings or any successor thereto.

      FNMA: Fannie Mae, or any successor thereto.

      Form 8-K Disclosure Information: As defined in Section 3.22(d).

      Fractional Interest: As defined in Section 5.02(d).

                                      -11-

      Gross Margin: As to each Mortgage Loan, the fixed percentage set forth in the related Mortgage Note and indicated in the Mortgage Loan Schedule as the
"Gross Margin," which percentage is added to the Index on each Rate Adjustment
Date to determine (subject to rounding, the Periodic Cap and the Rate Ceiling)
the Mortgage Interest Rate on such Mortgage Loan until the next Rate Adjustment
Date.

      Group: Any of Group 1, Group 2, Group 3 or Group 4.

      Group 1: The Group 1 Senior Certificates.

      Group 1 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-1 hereto.

      Group 1 Senior Certificates: Class 1-A-1, Class 1-A-2 and Class 1-A-R
Certificates.

      Group 2: The Group 2 Senior Certificates.

      Group 2 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-2 hereto.

      Group 2 Senior Certificates: Class 2-A-1 and Class 2-A-2 Certificates.

      Group 3: The Group 3 Senior Certificates.

      Group 3 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-3 hereto.

      Group 3 Senior Certificates: Class 3-A-1 and Class 3-A-2 Certificates.

      Group 4: The Group 4 Senior Certificates.

      Group 4 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-4 hereto.

      Group 4 Senior Certificates: Class 4-A-1, Class 4-A-2, Class 4-A-3 and
Class 4-A-4 Certificates.

      Group Subordinate Amount: With respect to any Distribution Date and any
Loan Group, the excess of the Pool Stated Principal Balance for such Loan Group over the aggregate Class Certificate Balance of the Senior Certificates of the
Related Group immediately prior to such date.

      Holder: A Certificateholder.

      Independent: When used with respect to any specified Person means such a
Person who (i) is in fact independent of the Depositor, the Trustee and the
Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Depositor, the Trustee or the Servicer or in an affiliate of any of them, and (iii) is not connected with the Depositor, the
Trustee or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. When used with respect to any accountants, a Person who is "independent" within the meaning of Rule
2-01(B) of the Commission's Regulation S-X.

                                      -12-

      Index: As to any Mortgage Loan and Rate Adjustment Date, either of the
Six-Month LIBOR Index or the One-Year LIBOR Index. The Index applicable to each
Mortgage Loan will be indicated on the Mortgage Loan Schedule. In the event that any such Index is no longer available, the Servicer will select a substitute index in accordance with the terms of the related Mortgage Note and in compliance with federal and state law.

      Initial Class Certificate Balance: As to each Class of Certificates, the
Class Certificate Balance set forth in the Preliminary Statement.

      Insurance Policy: With respect to any Mortgage Loan included in the Trust
Estate, any related insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any
Insurance Policies.

      Insurance Proceeds: Proceeds paid by an insurer pursuant to any Insurance
Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

      Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

      Interest Accrual Period: As to any Distribution Date and each Class of
Certificates, the period from and including the first day of the calendar month preceding the calendar month of such Distribution Date to but not including the first day of the calendar month of such Distribution Date.

      Interest Distribution Amount: For any Distribution Date and each Class, the sum of (i) the Accrued Certificate Interest, subject to reduction pursuant to Section 5.02(c) and (ii) any Class Unpaid Interest Shortfall for such Class.

      Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) that was liquidated in the
Prior Period and as to which the Servicer has certified (in accordance with this
Agreement) that it has received all proceeds it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an
REO Property.

      Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged
Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Servicing Fees and Advances.

      Loan Group: Any of Loan Group 1, Loan Group 2, Loan Group 3 or Loan Group
4.

      Loan Group 1: The Group 1 Mortgage Loans.

      Loan Group 2: The Group 2 Mortgage Loans.

      Loan Group 3: The Group 3 Mortgage Loans.

                                      -13-

      Loan Group 4: The Group 4 Mortgage Loans.

      Loan-to-Value Ratio: With respect to any Mortgage Loan and any date of determination, the fraction, expressed as a percentage, the numerator of which is the outstanding principal balance of the related Mortgage Loan at origination and the denominator of which is the Appraised Value of the related Mortgaged
Property.

      Lower-Tier Certificate Sub-Account: The sub-account of the Certificate
Account designated by the Trustee pursuant to Section 3.09(f).

      Lower-Tier Distribution Amount: As defined in Section 5.02(a) hereof.

      Lower-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Mortgage Loans, such amounts as shall be held in the
Lower-Tier Certificate Sub-Account, the insurance policies, if any, relating to a Mortgage Loan and property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.

      Lower-Tier REMICs: The Lower-Tier REMIC and the Subsidiary Lower-Tier
REMIC.

      MERS: As defined in Section 2.01(b)(iii).

      Monthly Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service
Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

      Monthly Statement: As defined in Section 5.04(b).

      Mortgage: The mortgage, deed of trust or other instrument creating a first lien on a Mortgaged Property securing a Mortgage Note or creating a first lien on a leasehold interest.

      Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

      Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate of interest at which interest accrues on the principal balance of such Mortgage
Loan, as adjusted from time to time in accordance with the provisions of the related Mortgage Note, which rate is (a) prior to the first Rate Adjustment Date for each such Mortgage Loan, the initial Mortgage Interest Rate for such
Mortgage Loan indicated on the Mortgage Loan Schedule and (b) from and after such Rate Adjustment Date, the sum of the applicable Index, as of the Rate
Adjustment Date applicable to such Due Date, and the Gross Margin, rounded as set forth in such Mortgage Note, subject to the Periodic Cap and the Rate
Ceiling applicable to such Mortgage Loan at any time during the life of such
Mortgage Loan.

      Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement,
dated March 31, 2006, between BANA, as seller, and the Depositor, as purchaser.

                                      -14-

      Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Servicer to reflect the addition of Substitute Mortgage Loans and the deletion of Defective Mortgage Loans pursuant to the provisions of this
Agreement) transferred to the Trustee as part of the Trust Estate and from time to time subject to this Agreement, attached hereto as Exhibit D-1, Exhibit D-2,
Exhibit D-3 and Exhibit D-4 setting forth the following information with respect to each Mortgage Loan: (i) the Mortgage Loan identifying number; (ii) a code indicating whether the Mortgaged Property is owner-occupied; (iii) the property type for each Mortgaged Property; (iv) the original months to maturity or the remaining months to maturity from the Cut-off Date; (v) the Loan-to-Value Ratio at origination; (vi) the Mortgage Interest Rate as of the Cut-off Date; (vii)
the date on which the first Monthly Payment was due on the Mortgage Loan, and, if such date is not the Due Date currently in effect, such Due Date; (viii) the stated maturity date; (ix) the amount of the Monthly Payment as of the Cut-off
Date; (x) the paid-through date; (xi) the original principal amount of the
Mortgage Loan; (xii) the principal balance of the Mortgage Loan as of the close of business on the Cut-off Date, after application of payments of principal due on or before the Cut-off Date, whether or not collected, and after deduction of any payments collected of scheduled principal due after the Cut-off Date; (xiii)
a code indicating the purpose of the Mortgage Loan; (xiv) a code indicating the documentation style; (xv) the Appraised Value; (xvi) the first Rate Adjustment
Date; (xvii) the Rate Ceiling; (xviii) the Rate Floor; (xix) the Periodic Cap;
(xx) the Gross Margin; (xxi) the Index; and (xxii) the closing date of such
Mortgage Loan. With respect to the Mortgage Loans in each Loan Group in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date: (i) the number of Mortgage Loans; (ii) the current aggregate outstanding principal balance of the Mortgage Loans; (iii) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (iv) the
weighted average months to maturity of the Mortgage Loans.

      Mortgage Loans: Such of the mortgage loans transferred and assigned to the
Trustee pursuant to Section 2.01 as from time to time are held as a part of the
Trust Estate (including any Substitute Mortgage Loans and REO Property), the
Mortgage Loans originally so held being identified in the Mortgage Loan
Schedule.

      Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with all riders thereto and amendments thereof.

      Mortgaged Property: The underlying property securing a Mortgage Loan, which may include Cooperative Stock or residential long-term leases.

      Mortgagor: The obligor on a Mortgage Note.

      Net Mortgage Interest Rate: As to any Mortgage Loan and Distribution Date,
such Mortgage Loan's Mortgage Interest Rate thereon on the first day of the month preceding the month of the related Distribution Date reduced by the applicable Administrative Fee Rate for such Mortgage Loan.

      Net WAC: As to any Loan Group and any Distribution Date, the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans in such Loan
Group (based on Stated

                                      -15-

Principal Balances of the Mortgage Loans in such Loan Group on the Due Date in the month preceding the month of such Distribution Date).

      Non-Supported Interest Shortfalls: As to any Distribution Date, the
amount, if any, by which the aggregate of Prepayment Interest Shortfalls for the
Mortgage Loans exceeds Compensating Interest for such Distribution Date.

      Non-U.S. Person: A Person other than a U.S. Person.

      Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed and which, in the good faith judgment of the Servicer will not or, in the case of a proposed Advance, would not be ultimately recoverable from the related Mortgagor, related Liquidation Proceeds, Insurance Proceeds or other recoveries in respect of the related Mortgage Loan.

      NYCEMA: A New York Consolidation, Extension and Modification Agreement.

      Offered Certificates: The Senior Certificates and the Class B-1, Class B-2
and Class B-3 Certificates.

      Officer's Certificate: A certificate signed by the Chairman of the Board,
Vice Chairman of the Board, President or a Vice President and by the Treasurer,
the Secretary or one of the Assistant Treasurers or Assistant Secretaries, or
any other duly authorized officer of the Depositor or the Servicer, as the case may be, and delivered to the Trustee as required in this Agreement.

      One-Year LIBOR Index: A rate per annum that is defined to be the average of interbank offered rates for one-year U.S. dollar-denominated deposits in the
London market, as published in The Wall Street Journal and most recently available either (i) as of the first Business Day in the month preceding the month of the applicable Rate Adjustment Date or (ii) up to the date 45 days before the applicable Rate Adjustment Date.

      Opinion of Counsel: A written opinion of counsel acceptable to the
Trustee, who may be counsel for the Depositor or the Servicer, except that any opinion of counsel relating to the qualification of the Trust Estate as three separate REMICs or compliance with the REMIC Provisions must be an opinion of
Independent counsel.

      Original Fractional Interest: With respect to each of the following
Classes of Subordinate Certificates, the corresponding percentage described below, as of the Closing Date:

                    Class B-1                       1.80%
                    Class B-2                       1.15%
                    Class B-3                       0.70%
                    Class B-4                       0.45%
                    Class B-5                       0.25%
                    Class B-6                       0.00%

      Original Subordinate Certificate Balance: $17,796,708.00.

                                      -16-

      OTS: The Office of Thrift Supervision.

      Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan which was not the subject of a Principal Prepayment in Full prior to such Due Date, which did not become a Liquidated Mortgage Loan prior to such Due Date and which was not purchased from the Trust prior to such Due Date pursuant to Sections 2.02 or
2.04.

      Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the
Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

      Pass-Through Rate: As to each Class of Certificates, the per annum rate set forth or described in the Preliminary Statement.

      Paying Agent: As defined in Section 9.13.

      Percentage Interest: As to any Certificate, the percentage obtained by dividing the initial Certificate Balance of such Certificate by the Initial
Class Certificate Balance of the Class of which such Certificate is a part.

      Periodic Advance: The payment required to be made by the Servicer with respect to any Distribution Date pursuant to Section 3.19, the amount of any such payment being equal to the aggregate of Monthly Payments (net of the
Servicing Fee) on the Mortgage Loans (including any REO Property) serviced by the Servicer that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that the Servicer has determined would constitute a Nonrecoverable Advance if advanced.

      Periodic Cap: For each Mortgage Loan, the applicable limit on adjustment of the Mortgage Interest Rate for each Rate Adjustment Date specified in the applicable Mortgage Note and designated as such in the Mortgage Loan Schedule.

      Permitted Investments: One or more of the following:

            (i)     obligations of or guaranteed as to principal and interest by the United States, FHLMC, FNMA or any agency or instrumentality of the
      United States when such obligations are backed by the full faith and credit of the United States; provided that such obligations of FHLMC or
      FNMA shall be limited to senior debt obligations and mortgage participation certificates other than investments in mortgage-backed or mortgage participation securities with yields evidencing extreme sensitivity to the rate of principal payments on the underlying mortgages, which shall not constitute Permitted Investments hereunder;

            (ii)    repurchase agreements on obligations specified in clause (i)
      maturing not more than one month from the date of acquisition thereof with a corporation incorporated under the laws of the United States or any state thereof rated not lower than "F1" by Fitch and "A-1+" by S&P;

                                      -17-

            (iii)   federal funds, certificates of deposit, demand deposits,
      time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers'
      acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United
      States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof, rated not lower than "F1" by Fitch and "A-1+" by S&P;

            (iv)    commercial paper (having original maturities of not more
      than 365 days) of any corporation incorporated under the laws of the
      United States or any state thereof which is rated not lower than "F1" by
      Fitch and "A-1+" by S&P;

            (v)     investments in money market funds (including funds of the
      Trustee or its affiliates, or funds for which an affiliate of the Trustee acts as advisor, as well as funds for which the Trustee and its affiliates may receive compensation) rated either "AAAm" or "AAAm G" by S&P and "AAA"
      by Fitch (if rated by Fitch) or otherwise approved in writing by each
      Rating Agency; and

            (vi)    other obligations or securities that are acceptable to each
      Rating Agency and, as evidenced by an Opinion of Counsel obtained by the
      Servicer or Trustee, as the case may be, will not affect the qualification of the Trust Estate as three separate REMICs;

      provided, however, that no instrument shall be a Permitted Investment if it represents either (a) the right to receive only interest payments with respect to the underlying debt instrument or (b) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

      Permitted Transferee: Any Person other than (i) the United States, or any
State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) (except certain farmers' cooperatives described in Code Section 521), (iv) rural electric and telephone cooperatives described in Code Section 1381(a)(2)(C), (v)
a Person with respect to whom the income on a Residual Certificate is allocable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other U.S. Person, and (vi)
any other Person so designated by the Servicer based on an Opinion of Counsel to the effect that any transfer to such Person may cause the Trust or any other
Holder of a Residual Certificate to incur tax liability that would not be imposed other than on account of such transfer. The terms "United States,"
"State" and "international organization" shall have the meanings set forth in
Code Section 7701 or successor provisions.

      Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                                      -18-

      Physical Certificates: The Class 1-A-R, Class B-4, Class B-5 and Class B-6
Certificates.

      Plan: As defined in Section 6.02(e).

      Pool Distribution Amount: As to any Distribution Date and Loan Group, the
excess of (a) the sum of (i) the aggregate of (A) the interest portion of any
Monthly Payment on a Mortgage Loan in such Loan Group (net of the Servicing Fee and the Trustee Fee) and the principal portion of any Monthly Payment on a
Mortgage Loan in such Loan Group due on the Due Date in the month in which such
Distribution Date occurs and which is received prior to the related
Determination Date and (B) all Periodic Advances made by the Servicer (or the
Trustee, as applicable) in respect of such Loan Group and payments of
Compensating Interest allocable to such Loan Group made by the Servicer in respect of such Loan Group and such Distribution Date deposited to the Servicer
Custodial Account pursuant to Section 3.09(b)(vi); (ii) all Liquidation Proceeds
received on the Mortgage Loans in such Loan Group during the preceding calendar month and deposited to the Servicer Custodial Account pursuant to Section
3.09(b)(iii); (iii) all Principal Prepayments received on the Mortgage Loans in such Loan Group during the month preceding the month of such Distribution Date and deposited to the Servicer Custodial Account pursuant to Section 3.09(b)(i)
during such period; (iv) in connection with any Mortgage Loans that are
Defective Mortgage Loans in such Loan Group, the aggregate of the Purchase
Prices and Substitution Adjustment Amounts remitted on the related Remittance
Date pursuant to Section 3.09(b)(vii); (v) any other amounts in the Servicer
Custodial Account deposited therein pursuant to Section 3.09(b)(iv), (v) and
(viii) in respect of such Distribution Date and such Loan Group; (vi) any
Reimbursement Amount required to be included pursuant to Section 5.02(a); and
(vii) any Recovery with respect to such Distribution Date over (b) any amounts permitted to be withdrawn from the Servicer Custodial Account pursuant to clauses (i) through (viii), inclusive, of Section 3.11(a) in respect of such
Loan Group.

      Pool Stated Principal Balance: As to any Distribution Date and Loan Group,
the aggregate Stated Principal Balance of all Mortgage Loans in such Loan Group that were Outstanding Mortgage Loans immediately following the Due Date in the month preceding the month in which such Distribution Date occurs.

      Prepayment Interest Shortfall: As to any Distribution Date and each
Mortgage Loan subject to a Principal Prepayment received during the Prior
Period, the amount, if any, by which one month's interest at the related
Mortgage Interest Rate (net of the Servicing Fee Rate) on such Principal
Prepayment exceeds the amount of interest paid in connection with such Principal
Prepayment.

      Primary Mortgage Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any
Mortgage Loan, in each case issued by an insurer acceptable to FNMA or FHLMC.

      Principal Amount: As to any Distribution Date and Loan Group, the sum of
(i) the sum of (a) the principal portion of each Monthly Payment due on each
Mortgage Loan in such Loan Group on the related Due Date, (b) the Stated
Principal Balance, as of the date of repurchase, of (i) any Mortgage Loan repurchased by the Sponsor pursuant to the Mortgage Loan Purchase Agreement or a
Purchase Obligation as of such Distribution Date, (ii) any Mortgage Loan

                                      -19-

repurchased by the Depositor pursuant to a Purchase Obligation as of such
Distribution Date or (iii) any Mortgage Loan purchased pursuant to Section 10.01 hereof, (c) any Substitution Adjustment Amount in connection with a Defective
Mortgage Loan in such Loan Group received during the Prior Period, (d) any
Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans in such Loan Group that are not yet Liquidated Mortgage Loans received by a
Servicer during the Prior Period, (e) with respect to each Mortgage Loan in such
Loan Group that became a Liquidated Mortgage Loan during the Prior Period, the amount of Liquidation Proceeds (excluding Excess Proceeds) allocable to principal received by the Servicer with respect to such Mortgage Loan during such Prior Period and (f) all Principal Prepayments on the Mortgage Loans in
such Loan Group received by the Servicer during the Prior Period and (ii) any
Recovery related to such Loan Group for such Distribution Date.

      Principal Prepayment: With respect to each Mortgage Loan, any payment or other recovery of principal on a Mortgage Loan (other than Liquidation Proceeds)
which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

      Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan.

      Prior Period: With respect to any Distribution Date, the calendar month immediately preceding the month of such Distribution Date.

      Private Certificates: The Class B-4, Class B-5 and Class B-6 Certificates.

      Pro Rata Share: As to any Distribution Date and any Class of Subordinate
Certificates, the portion of the Subordinate Principal Distribution Amounts allocable to such Class, equal to the sum of (i) the product of the amounts determined in accordance with clause (i) of the Subordinate Principal
Distribution Amounts and a fraction, the numerator of which is the related Class
Certificate Balance thereof and the denominator of which is the aggregate Class
Certificate Balance of the Subordinate Certificates and (ii) if such class is not a Restricted Class, the product of the amounts determined in accordance with clause (ii) of the Subordinate Principal Distribution Amounts for such
Distribution Date and a fraction, the numerator of which is the related Class
Certificate Balance thereof and the denominator of which is the aggregate Class
Certificate Balance of the Subordinate Certificates that are not Restricted
Classes. The Pro Rata Share of a Restricted Class shall be 0% with respect to clause (ii) hereof.

      Purchase Obligation: An obligation of the Sponsor or the Depositor to purchase Mortgage Loans under the circumstances and in the manner provided in
Section 2.02 or 2.04.

      Purchase Price: With respect to each Mortgage Loan that was a Defective
Mortgage Loan repurchased on any date pursuant to Sections 2.02 or 2.04, an amount equal to the sum of (i) the Stated Principal Balance of the Mortgage
Loan, (ii) interest on such Stated Principal Balance at the Mortgage Interest
Rate from the date on which interest has last been paid and distributed through the last day of the month in which such repurchase takes place and (iii) any costs and damages incurred by the Trust in connection with any violation by such repurchased

                                      -20-

Mortgage Loan of any predatory or abusive lending law, less (x) amounts received or advanced in respect of such repurchased Mortgage Loan which are being held in the Servicer Custodial Account for distribution in the month of repurchase and
(y) if the Person repurchasing such Mortgage Loan is servicing such Mortgage
Loan, the Servicing Fee for such Mortgage Loan.

      Rate Adjustment Date: As to each Mortgage Loan, the Due Date on which an adjustment to the Mortgage Interest Rate of such Mortgage Loan becomes effective under the related Mortgage Note.

      Rate Ceiling: The maximum per annum Mortgage Interest Rate permitted under the related Mortgage Note and indicated on the Mortgage Loan Schedule.

      Rate Floor: The minimum per annum Mortgage Interest Rate permitted under the related Mortgage Note and indicated on the Mortgage Loan Schedule.

      Rating Agency: Each of Fitch and S&P. If either such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the
Trustee and the Servicer. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

      Realized Loss: With respect to each Liquidated Mortgage Loan, an amount as of the date of such liquidation, equal to (i) the unpaid principal balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus (ii)
interest at the Net Mortgage Interest Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Interest Rate and to principal of the
Liquidated Mortgage Loan. With respect to each Mortgage Loan that has become the subject of a Deficient Valuation, if the principal amount due under the related
Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient
Valuation. With respect to each Mortgage Loan that has become the subject of a
Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Monthly Payment has been reduced.

      Recognition Agreement: With respect to a Cooperative Loan, the recognition agreement between the Cooperative and the originator of such Cooperative Loan.

      Record Date: With respect to each Certificate, the last day of the month
(or, if such day is not a Business Day, the preceding Business Day) preceding the month of the related Distribution Date.

      Recovery: Any amount received on a Mortgage Loan subsequent to such
Mortgage Loan being determined to be a Liquidated Mortgage Loan.

                                      -21-

      Regular Certificates: As defined in the Preliminary Statement hereto.

      Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB),
17 C.F.R. ss.ss.229.1100 - 229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act
Release No. 33-8518, 70 Red. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

      Reimbursement Amount: As defined in Section 2.02.

      Related Group: For Loan Group 1, Group 1; for Loan Group 2, Group 2; for
Loan Group 3, Group 3; and for Loan Group 4, Group 4.

      Related Loan Group: For Group 1, Loan Group 1; for Group 2, Loan Group 2;
for Group 3, Loan Group 3; and for Group 4, Loan Group 4.

      Relevant Servicing Criteria: The Servicing Criteria applicable to the various parties, as set forth on Exhibit M attached hereto. For clarification purposes, multiple parties can have responsibility for the same Relevant
Servicing Criteria. With respect to a Servicing Function Participant engaged by the Servicer, the Trustee or the Custodian, the term "Relevant Servicing
Criteria" may refer to a portion of the Relevant Servicing Criteria applicable to such parties.

      Relief Act: The Servicemembers Civil Relief Act, as it may be amended from time to time.

      Relief Act Reduction: With respect to any Distribution Date, for any
Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act or comparable state legislation, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued pursuant to the terms of the Mortgage Note on the same principal amount and for the same period as the interest collectible on such Mortgage Loan for the most recently ended calendar month.

      REMIC: A "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code.

      REMIC Certificate Maturity Date: The "latest possible maturity date" of the Regular Certificates as that term is defined in Section 2.07.

      REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through
860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

      Remittance Date: As to any Distribution Date, by 2:00 p.m. Eastern time on the 18th calendar day of each month, or if such day is not a Business Day, the
Business Day immediately preceding such day.

                                      -22-

      REO Disposition Period: As defined in Section 3.14.

      REO Proceeds: Proceeds, net of any related expenses of the Servicer received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which are received prior to the final liquidation of such Mortgaged Property.

      REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

      Reportable Event: As defined in Section 3.22(d).

      Reporting Servicer: As defined in Section 3.22(c)(i).

      Request for Release: The Request for Release submitted by the Servicer to the Custodian substantially in the form of Exhibit E.

      Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this
Agreement in respect of such Mortgage Loan.

      Residual Certificate: The Class 1-A-R Certificate, which represents ownership of the Class LR Interest, the Class SLR Interest and the Class UR
Interest for the purposes of the REMIC Provisions.

      Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice
President, any Vice President, any Assistant Vice President, any Assistant
Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement.

      Restricted Classes: As defined in Section 5.02(d).

      S&P: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

      Sarbanes-Oxley Certification: As defined in Section 3.22(e).

      Security Agreement: With respect to a Cooperative Loan, the agreement or mortgage creating a security interest in favor of the originator of the
Cooperative Loan in the related Cooperative Stock.

      Senior Certificates: The Class 1-A-1, Class 1-A-2, Class 1-A-R, Class
2-A-1, Class 2-A-2, Class 3-A-1, Class 3-A-2, Class 4-A-1, Class 4-A-2, Class
4-A-3 and Class 4-A-4 Certificates.

                                      -23-

      Senior Credit Support Depletion Date: The date on which the aggregate
Class Certificate Balance of the Subordinate Certificates is reduced to zero.

      Senior Percentage: With respect to any Distribution Date and Loan Group, the percentage, carried to six places rounded up, obtained by dividing (i) the aggregate Class Certificate Balance of the Senior Certificates of the Related
Group immediately prior to such Distribution Date, by (ii) the Pool Stated
Principal Balance of such Loan Group for such Distribution Date.

      Senior Prepayment Percentage: For any Loan Group and any Distribution Date
during the seven years beginning on the first Distribution Date, 100%. The
Senior Prepayment Percentage for any Loan Group and any Distribution Date
occurring on or after the seventh anniversary of the first Distribution Date will, except as provided herein, be as follows: for any Distribution Date in the first year thereafter, the Senior Percentage for such Loan Group plus 70% of the
Subordinate Percentage for such Loan Group for such Distribution Date; for any
Distribution Date in the second year thereafter, the Senior Percentage for such
Loan Group plus 60% of the Subordinate Percentage for such Loan Group for such
Distribution Date; for any Distribution Date in the third year thereafter, the
Senior Percentage for such Loan Group plus 40% of the Subordinate Percentage for such Loan Group for such Distribution Date; for any Distribution Date in the fourth year thereafter, the Senior Percentage for such Loan Group plus 20% of the Subordinate Percentage for such Loan Group for such Distribution Date; and
for any Distribution Date in the fifth or later years thereafter, the Senior
Percentage for such Loan Group for such Distribution Date unless (i) on any of the foregoing Distribution Dates the Total Senior Percentage for such
Distribution Date exceeds the Total Senior Percentage calculated as of the
Closing Date, in which case the Senior Prepayment Percentage for each Loan Group for such Distribution Date will once again equal 100%, (ii) on any Distribution
Date before the Distribution Date occurring in April 2009, the Total Subordinate
Percentage for such Distribution Date is greater than or equal to twice the
Total Subordinate Percentage calculated as of the Closing Date, in which case the Senior Prepayment Percentage for each Loan Group for such Distribution Date will equal the Senior Percentage for such Loan Group plus 50% of the Subordinate
Percentage for such Loan Group, or (iii) on any Distribution Date occurring on or after the Distribution Date in April 2009, the Total Subordinate Percentage
for such Distribution Date is greater than or equal to twice the Total
Subordinate Percentage calculated as of the Closing Date, in which case the
Senior Prepayment Percentage for each Loan Group for such Distribution Date will equal the Senior Percentage for such Loan Group. Notwithstanding the foregoing, no decrease in the share of the applicable Subordinate Percentage (for calculating the applicable Senior Prepayment Percentage for such Loan Group)
will occur and the Senior Prepayment Percentage for such Loan Group will be calculated without regard to clause (ii) or (iii) in the preceding sentence unless both of the Senior Step Down Conditions are satisfied.

      Senior Principal Distribution Amount: As to any Distribution Date and Loan
Group, the sum of (i) the Senior Percentage for such Loan Group of the amounts described in clauses (i)(a) through (d) of the definition of "Principal Amount"
for such Distribution Date and Loan Group and (ii) the Senior Prepayment
Percentage for such Loan Group of the amounts described in clauses (i)(e) and
(f) and the amount described in clause (ii) of the definition of "Principal
Amount" for such Distribution Date and Loan Group.

                                      -24-

      Senior Step Down Conditions: As of any Distribution Date as to which any decrease in the Senior Prepayment Percentage for any Loan Group applies, (i) the outstanding principal balance of all Mortgage Loans (including, for this purpose, any Mortgage Loans in foreclosure, any REO Property and any Mortgage
Loan for which the Mortgagor has filed for bankruptcy after the Closing Date)
delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Subordinate
Certificates, is not equal to or greater than 50% or (ii) cumulative Realized
Losses with respect to the Mortgage Loans as of the applicable Distribution Date do not exceed the percentages of the Original Subordinate Certificate Balance set forth below:

                                               PERCENTAGE OF ORIGINAL
      DISTRIBUTION DATE OCCURRING IN       SUBORDINATE CERTIFICATE BALANCE
      ------------------------------       -------------------------------
      April 2006 through March 2009                      20%
      April 2009 through March 2014                      30%
      April 2014 through March 2015                      35%
      April 2015 through March 2016                      40%
      April 2016 through March 2017                      45%
      April 2017 and thereafter                          50%

      Servicer: BANA, in its capacity as servicer of the Mortgage Loans, or any successor servicer appointed as herein provided.

      Servicer Custodial Account: The account or accounts created and maintained by the Servicer pursuant to Section 3.09(b) which must be an Eligible Account.

      Servicer Custodial Account Reinvestment Income: For each Distribution
Date, all income and gains net of any losses realized since the preceding
Distribution Date from Permitted Investments of funds in the Servicer Custodial
Account.

      Servicer's Certificate: The monthly report required by Section 4.01.

      Servicing Advance: All customary, reasonable and necessary "out of pocket"
costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to (i) the preservation, restoration and protection of a Mortgaged Property, (ii) expenses reimbursable to the Servicer pursuant to Section 3.14 and any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv)
compliance with the obligations under Section 3.12.

      Servicing Criteria: The criteria set forth in paragraph (d) of Item 1122 of Regulation AB, as such may be amended from time to time.

      Servicing Fee: With respect to each Mortgage Loan and Distribution Date, the amount of the fee payable to the Servicer, which shall, for such
Distribution Date, be equal to one-twelfth of the product of the Servicing Fee
Rate with respect to such Mortgage Loan and the Stated Principal Balance of such
Mortgage Loan, subject to reduction as provided in Section 3.17. Such fee shall be payable monthly, computed on the basis of the same Stated Principal Balance and period respecting which any related interest payment on a Mortgage Loan is computed. The

                                      -25-

Servicer's right to receive the Servicing Fee is limited to, and payable solely from, the interest portion (including recoveries with respect to interest from
Liquidation Proceeds and other proceeds, to the extent permitted by Section
3.11) of related Monthly Payments collected by the Servicer, or as otherwise provided under Section 3.11.

      Servicing Fee Rate: With respect to each Mortgage Loan in Loan Group 1,
0.375% per annum; with respect to each Mortgage Loan in Loan Group 2, Loan Group
3 and Loan Group 4, 0.250% per annum.

      Servicing Function Participant: Any Subcontractor utilized by the
Servicer, the Trustee or the Custodian that is "participating in the servicing function" within the meaning of Item 1122 of Regulation AB.

      Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.

      Servicing Transfer Costs: All reasonable costs and expenses (including attorney's fees) incurred by the Trustee in connection with the transfer of servicing from a predecessor servicer, including, without limitation, any costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Trustee to correct any errors or insufficiencies in the servicing data or otherwise to enable the Trustee to service the Mortgage Loans properly and effectively.

      Similar Law: As defined in Section 6.02(e).

      Six-Month LIBOR Index: A rate per annum that is defined to be the average of interbank offered rates for six-month U.S. dollar-denominated deposits in the
London market, as published in The Wall Street Journal and most recently available either (i) as of the first Business Day in the month preceding the month of the applicable Rate Adjustment Date or (ii) up to the date 45 days before the applicable Rate Adjustment Date.

      Sponsor: BANA, a national banking association, or its successor in interest, as seller of the Mortgage Loans under the Mortgage Loan Purchase
Agreement.

      Stated Principal Balance: As to any Mortgage Loan and Due Date, the unpaid principal balance of such Mortgage Loan as of such date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any
Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor, and after giving effect to any Deficient Valuation.

      Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to
Mortgage Loans under the direction or authority of the Servicer, the Trustee or the Custodian.

                                      -26-

      Subordinate Balance Ratio: As of any date of determination, the ratio among the principal balances of the Class 1-LS Interest, Class 2-LS Interest,
Class 3-LS Interest and Class 4-LS Interest, equal to the ratio among the Group
Subordinate Amounts of Loan Group 1, Loan Group 2, Loan Group 3 and Loan Group
4.

      Subordinate Certificates: The Class B Certificates.

      Subordinate Percentage: As of any Distribution Date and Loan Group, 100%
minus the Senior Percentage for such Loan Group for such Distribution Date.

      Subordinate Prepayment Percentage: As to any Distribution Date and Loan
Group, 100% minus the Senior Prepayment Percentage for such Loan Group and such
Distribution Date.

      Subordinate Principal Distribution Amount: With respect to any
Distribution Date and Loan Group, an amount equal to the sum of (i) the
Subordinate Percentage for such Loan Group of the amounts described in clauses
(i)(a) through (d) of the definition of "Principal Amount" for such Distribution
Date and Loan Group and (ii) the Subordinate Prepayment Percentage for such Loan
Group of the amounts described in clauses (i)(e) and (f) and the amount described in clause (ii) of the definition of "Principal Amount" for such
Distribution Date and Loan Group.

      Subservicer: Any Person that services Mortgage Loans on behalf of the
Servicer or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Servicer under this Agreement or any reconstitution agreement that are identified in Item
1122(d) of Regulation AB.

      Subsidiary Lower-Tier Certificate Sub-Account: The sub-account of the
Certificate Account designated by the Trustee pursuant to Section 3.09(g).

      Subsidiary Lower-Tier Distribution Amount: As defined in Section 5.02(a)
hereof.

      Subsidiary Lower-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Uncertificated Lower-Tier Interests.

      Substitute Mortgage Loan: A Mortgage Loan substituted for a Defective
Mortgage Loan which must, on the date of such substitution, (i) have a Stated
Principal Balance, after deduction of the principal portion of the Monthly
Payment due in the month of substitution, not in excess of the Stated Principal
Balance of the Defective Mortgage Loan; (ii) have a Net Mortgage Interest Rate not less than, and not more than 2% greater than that of the Defective Mortgage
Loan; (iii) be of the same type as the Defective Mortgage Loan; (iv) have a
Loan-to-Value Ratio not higher than that of the Defective Mortgage Loan; (v)
have a credit score not less than that of the Defective Mortgage Loan; (vi) have a Gross Margin not less than that of the Defective Mortgage Loan; (vii) have a credit grade not lower in quality than that of the Defective Mortgage Loan;
(viii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Defective Mortgage Loan; (ix) have the same lien priority as the Defective Mortgage Loan; (x) have the same Index as the
Defective Mortgage Loan; and (xi) comply with each Mortgage Loan representation and warranty set forth in this Agreement and the Mortgage Loan Purchase
Agreement. More than one Substitute Mortgage Loan may be substituted for a

                                      -27-

Defective Mortgage Loan if such Substitute Mortgage Loans meet the foregoing attributes in the aggregate.

      Substitution Adjustment Amount: As defined in Section 2.02.

      Tax Matters Person: Any person designated as "tax matters person" in accordance with Section 5.06 and the manner provided under Treasury Regulation
ss. 1.860F-4(d) and Treasury Regulation ss. 301.6231(a)(7)-1.

      Total Senior Percentage: With respect to any Distribution Date, the percentage, carried six places rounded up, obtained by dividing the aggregate
Class Certificate Balances of the Senior Certificates immediately prior to such
Distribution Date by the aggregate Pool Stated Principal Balance for all Loan
Groups with respect to such Distribution Date.

      Total Subordinate Percentage: As to any Distribution Date, the aggregate
Class Certificate Balance of the Subordinate Certificates divided by the aggregate Pool Stated Principal Balance for all Loan Groups.

      Treasury Regulations: The final and temporary regulations promulgated under the Code by the U.S. Department of the Treasury.

      Trust: The trust created by this Agreement, which shall be named "Banc of
America Funding 2006-C Trust."

      Trust Estate: The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to a portion of which three REMIC elections are to be made, such entire Trust
Estate consisting of: (i) such Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof, (ii) any REO
Property, together with all collections thereon and proceeds thereof, (iii) the
Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any proceeds thereof;
(iv) the Depositor's rights under the Mortgage Loan Purchase Agreement
(including any security interest created thereby); and (v) the Servicer
Custodial Account and the Certificate Account and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto.

      Trustee: Wells Fargo Bank, N.A., and its successors-in-interest and, if a successor trustee is appointed hereunder, such successor, as trustee.

      Trustee Fee: With respect to each Mortgage Loan and Distribution Date, the amount of the fee payable to the Trustee, which shall, for such Distribution
Date, be equal to one-twelfth of the product of the Trustee Fee Rate with respect to such Mortgage Loan and the Stated Principal Balance of such Mortgage
Loan. Such fee shall be payable monthly, computed on the basis of the same
Stated Principal Balance and period respecting which any related interest payment on a Mortgage Loan is computed.

      Trustee Fee Rate: With respect to each Mortgage Loan, 0.0050% per annum.

                                      -28-

      Uncertificated Lower-Tier Interests: Any of the Class 1-L Interest, Class
1-LS Interest, Class 2-L Interest, Class 2-LS Interest, Class 3-L Interest,
Class 3-LS Interest, Class 4-L Interest and Class 4-LS Interest.

      Uncertificated Subsidiary Lower-Tier Interests: The Class 1-A-SL1
Interest, Class 2-A-SL1 Interest, Class 3-A-SL1 Interest, Class 4-A-SL1
Interest, Class B-SL1 Interest, Class B-SL2 Interest, Class B-SL3 Interest,
Class B-SL4 Interest, Class B-SL5 Interest, Class B-SL6 Interest and Class
1-A-SLR Interest.

      Undercollateralized Amount: As defined in Section 5.03(b)(ix).

      Undercollateralized Group: As defined in Section 5.03(b)(ix).

      Unscheduled Principal Amount: As to any Distribution Date and Loan Group,
the sum of the amounts described in clauses (e) and (f) of the definition of
"Principal Amount."

      Upper-Tier Certificate Sub-Account: The sub-account of the Certificate
Account designated by the Trustee pursuant to Section 3.09(g).

      Upper-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Uncertificated Subsidiary Lower-Tier REMIC Interests and
such amounts as shall from time to time be deemed held in the Upper-Tier
Certificate Sub-Account.

      U.S. Person: A citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury Regulations are adopted that provide otherwise) created or organized in or under the laws of the
United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

      Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1%
of all Voting Rights shall be allocated to the Holder of the Residual
Certificate and (b) the remaining Voting Rights shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate
Balances of their respective Certificates on such date.

      Section 1.02. Calculations.

      All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.

                                   ARTICLE II

                                      -29-

                     CONVEYANCE OF MORTGAGE LOANS; ORIGINAL
                            ISSUANCE OF CERTIFICATES

      Section 2.01.Conveyance of Mortgage Loans.

      (a)   The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the
Mortgage Loans and the related Mortgage Files, including all interest and principal received on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before the
Cut-off Date), and the Depositor's rights under the Mortgage Loan Purchase
Agreement. The foregoing sale, transfer, assignment and set over does not and is not intended to result in a creation of an assumption by the Trustee of any obligation of the Depositor or any other Person in connection with the Mortgage
Loans or any agreement or instrument relating thereto, except as specifically set forth herein. It is agreed and understood by the parties hereto that it is not intended that any mortgage loan be included in the Trust that is a
"High-Cost Home Loan" as defined in any of (i) the New Jersey Home Ownership Act effective November 27, 2003, (ii) the New Mexico Home Loan Protection Act
effective January 1, 2004, (iii) the Massachusetts Predatory Home Loan Practices
Act effective November 7, 2004 or (iv) the Indiana Home Loan Practices Act,
effective January 1, 2005.

      (b)   In connection with such transfer and assignment, the Depositor has delivered or caused to be delivered to the Trustee (or a Custodian on behalf of the Trustee) for the benefit of the Certificateholders, the following documents or instruments with respect to each Mortgage Loan so assigned:

            (i)     the original Mortgage Note, endorsed by manual or facsimile signature in the following form: "Pay to the order of Wells Fargo Bank,
      N.A., as trustee for holders of Banc of America Funding Corporation
      Mortgage Pass-Through Certificates, Series 2006-C, without recourse," with all necessary intervening endorsements showing a complete chain of endorsement from the originator to the Trustee (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage
      Note) and, in the case of any Mortgage Loan originated in the State of New
      York documented by a NYCEMA, the NYCEMA, the new Mortgage Note, if
      applicable, the consolidated Mortgage Note and the consolidated Mortgage;

            (ii)   except as provided below, the original recorded Mortgage with evidence of a recording thereon, or if any such Mortgage has not been returned from the applicable recording office or has been lost, or if such public recording office retains the original recorded Mortgage, a copy of such Mortgage certified by the applicable Servicer (which may be part of a blanket certification) as being a true and correct copy of the Mortgage;

            (iii)   subject to the provisos at the end of this paragraph, a duly executed Assignment of Mortgage to "Wells Fargo Bank, N.A., as trustee for the holders of Banc of America Funding Corporation Mortgage Pass-Through
      Certificates, Series 2006-C" (which may be included in a blanket assignment or assignments), together with, except as

                                      -30-

      provided below, originals of all interim recorded assignments of such mortgage or a copy of such interim assignment certified by the Servicer
      (which may be part of a blanket certification) as being a true and complete copy of the original recorded intervening assignments of Mortgage
      (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates);
      provided that, if the related Mortgage has not been returned from the applicable public recording office, such Assignment of Mortgage may exclude the information to be provided by the recording office; and
      provided, further, if the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its
      designee, no Assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Servicer shall enforce the obligations of the Servicer to take all actions as are necessary to cause the Trust to be shown as the owner of the related
      Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by
      MERS;

            (iv)    the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon, if any;

            (v)     any of (A) the original or duplicate original mortgagee
      title insurance policy and all riders thereto, (B) a title search showing no lien (other than standard exceptions) on the Mortgaged Property senior to the lien of the Mortgage or (C) an opinion of counsel of the type customarily rendered in the applicable jurisdiction in lieu of a title insurance policy;

            (vi)    the original of any guarantee executed in connection with
      the Mortgage Note;

            (vii)   for each Mortgage Loan, if any, which is secured by a
      residential long-term lease, a copy of the lease with evidence of recording indicated thereon, or, if the lease is in the process of being recorded, a photocopy of the lease, certified by an officer of the respective prior owner of such Mortgage Loan or by the applicable title insurance company, closing/settlement/escrow agent or company or closing attorney to be a true and correct copy of the lease transmitted for recordation;

            (viii)  the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage; and

            (ix)    for each Mortgage Loan secured by Cooperative Stock, the
      originals of the following documents or instruments:

                    (A)   the Cooperative Stock Certificate;

                    (B)   the stock power executed in blank;

                    (C)   the executed Cooperative Lease;

                    (D)   the executed Recognition Agreement;

                                      -31-

                    (E)   the executed assignment of recognition agreement, if
            any;

                    (F)   the executed UCC-1 financing statement with evidence
            of recording thereon; and

                    (G)   executed UCC-3 financing statements or other
            appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the
            Trustee with evidence of recording thereon (or in a form suitable for recordation).

provided, however, that on the Closing Date, with respect to item (iii), if an
Assignment of Mortgage is required to be recorded as set forth below, the
Depositor has delivered to the Trustee (or a Custodian on behalf of the Trustee)
a copy of such Assignment of Mortgage in blank rather than in the name of the
Trustee and has caused the Servicer to retain the completed Assignment of
Mortgage for recording as described below, unless such Mortgage has been recorded in the name of MERS or its designee. In addition, if the Depositor is unable to deliver or cause the delivery of any original Mortgage Note due to the loss of such original Mortgage Note, the Depositor may deliver a copy of such
Mortgage Note, together with a lost note affidavit, and shall thereby be deemed to have satisfied the document delivery requirements of this Section 2.01(b).

      If in connection with any Mortgage Loans, the Depositor cannot deliver, if applicable, (A) the Mortgage, (B) all interim recorded assignments, (C) all assumption, modification, consolidation or extension agreements, if any, or (D)
the lender's title policy, if any (together with all riders thereto), satisfying the requirements of clause (ii), (iii), (iv) or (v) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (ii), (iii) or (iv) above, or because the title policy, if any, has not been delivered to either the Servicer or the Depositor by the applicable title insurer in the case of clause (v) above, the Depositor shall promptly deliver or cause to be delivered to the Trustee (or a Custodian on behalf of the Trustee) in the case of clause (ii), (iii) or (iv) above, such
Mortgage, such interim assignment or such assumption, modification, consolidation or extension agreement, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, but in no event shall any such delivery of any such documents or instruments be made later than one year following the Closing Date, unless, in the case of clause (ii), (iii) or (iv) above, there has been a continuing delay at the applicable recording office or, in the case of clause (v), there has been a continuing delay at the applicable insurer and the Depositor has delivered the
Officer's Certificate to such effect to the Trustee (or a Custodian on behalf of the Trustee). The Depositor shall forward or cause to be forwarded to the
Trustee (or a Custodian on behalf of the Trustee) (1) from time to time additional original documents evidencing an assumption or modification of a
Mortgage Loan and (2) any other documents required to be delivered by the
Depositor or the Servicer to the Trustee (or a Custodian on behalf of the
Trustee). In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Depositor or the Servicer shall prepare, execute and deliver or cause to be

                                      -32-

prepared, executed and delivered, on behalf of the Trust, such a document to the public recording office.

      (c)   With respect to each Mortgage Loan, as promptly as practicable subsequent to such transfer and assignment, the Servicer shall (except for any
Mortgage which has been recorded in the name of MERS or its designee) (i) cause each Assignment of Mortgage to be in proper form for recording in the appropriate public office for real property records within 30 days of the
Closing Date and (II) at the Depositor's expense, cause to be delivered for recording in the appropriate public office for real property records the
Assignments of the Mortgages to the Trustee, except that, with respect to any
Assignment of a Mortgage as to which the Servicer has not received the information required to prepare such assignment in recordable form, the
Servicer's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within 30 days after the receipt thereof.

      No recording of an Assignment of Mortgage will be required in a state if either (i) the Depositor furnishes to the Trustee an unqualified Opinion of
Counsel reasonably acceptable to the Trustee to the effect that recordation of such assignment is not necessary under applicable state law to preserve the
Trustee's interest in the related Mortgage Loan against the claim of any subsequent transferee of such Mortgage Loan or any successor to, or creditor of, the Depositor or the originator of such Mortgage Loan or (ii) the recordation of an Assignment of Mortgage in such state is not required by either Rating Agency in order to obtain the initial ratings on the Certificates on the Closing Date.
As set forth on Exhibit J attached hereto is a list of all states where recordation is required by either Rating Agency to obtain the initial ratings of the Certificates. The Trustee may rely and shall be protected in relying upon the information contained in such Exhibit J.

      (d)   In the case of Mortgage Loans that have been prepaid in full as of the Closing Date, the Depositor, in lieu of delivering the above documents to the Trustee (or a Custodian on behalf of the Trustee), will cause the Servicer to deposit in the Servicer Custodial Account the portion of such payment that is required to be deposited in such account pursuant to Section 3.09(c).

      Section 2.02. Acceptance by the Trustee or Custodian of the Mortgage
      Loans.

      Subject to the provisions of the following paragraph, the Trustee (or a
Custodian on its behalf) declares that it will hold the documents referred to in
Section 2.01 and the other documents delivered to it constituting the Mortgage
Files, and that it will hold such other assets as are included in the Trust
Estate delivered to it, in trust for the exclusive use and benefit of all present and future Certificateholders. Upon execution and delivery of this document, the Trustee (or a Custodian on its behalf) shall deliver to the
Depositor and the Servicer a certification in the form of Exhibit K hereto (the
"Initial Certification") to the effect that, except as may be specified in a list of exceptions attached thereto, it has received the original Mortgage Note relating to each of the Mortgage Loans listed on the Mortgage Loan Schedule.

      Within 90 days after the execution and delivery of this Agreement, the
Trustee (or a Custodian on its behalf) shall review the Mortgage Files in its possession, and shall deliver to the

                                      -33-

Depositor and the Servicer a certification in the form of Exhibit L hereto (the
"Final Certification") to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule, except as may be specified in a list of exceptions attached to such Final Certification, such Mortgage File contains all of the items required to be delivered pursuant to Section 2.01; provided, however, that the Trustee (or a Custodian on its behalf) shall not be responsible for determining if the items set forth in Section 2.01(b)(vii) have been delivered.

      If, in the course of such review, the Trustee or the Custodian finds any document constituting a part of a Mortgage File which does not meet the requirements of Section 2.01 or is omitted from such Mortgage File or if the
Depositor, the Servicer or the Trustee discovers a breach by the Sponsor of any representation, warranty or covenant under the Mortgage Loan Purchase Agreement in respect of any Mortgage Loan and such breach materially adversely affects the interest of the Certificateholders in the related Mortgage Loan (provided that any such breach that causes the Mortgage Loan not to be a "qualified mortgage"
within the meaning of Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the Certificateholders), then such party shall promptly so notify the Sponsor, the Servicer, the Trustee and the Depositor of such failure to meet the requirements of Section 2.01 or of such breach and request that the Sponsor deliver such missing documentation or cure such defect or breach within 90 days of its discovery or its receipt of notice of any such failure to meet the requirements of Section 2.01 or of such breach. If the Trustee receives written notice that the Sponsor has not delivered such missing document or cured such defect or breach in all material respects during such period, the Trustee, on behalf of the Trust, shall enforce the Sponsor's obligation under the Mortgage Loan Purchase Agreement and cause the Sponsor to either (a) substitute for the related Mortgage Loan a Substitute
Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth below or (b) purchase such Mortgage Loan from the Trust at the Purchase Price for such Mortgage Loan; provided, however, that in no event shall such a substitution occur more than two years from the
Closing Date; provided, further, that such substitution or repurchase must occur within 90 days of when such defect was discovered if such defect will cause the
Mortgage Loan not to be a "qualified mortgage" within the meaning of Section
860G(a)(3) of the Code.

      In performing any such review, the Trustee (or a Custodian on its behalf)
may conclusively rely on the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's review (or a
Custodian's review on its behalf) of the Mortgage Files is limited solely to confirming that the documents listed in Section 2.01 have been received and further confirming that any and all documents delivered pursuant to Section 2.01 appear on their face to have been executed and relate to the Mortgage Loans identified in the Mortgage Loan Schedule based solely upon the review of items
(i) and (xi) in the definition of Mortgage Loan Schedule. The Trustee (or a
Custodian on its behalf) shall have no responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction.

      If the Trustee receives written notice of a breach of any representation or warranty of the Sponsor, the Trustee, on behalf of the Trust, shall enforce the rights of the Trust under the Mortgage Loan Purchase Agreement for the benefit of the Certificateholders. In addition, if the

                                      -34-

Trustee receives written notice of a breach of a representation set forth in clauses (f) and (oo) of paragraph 3 of the Mortgage Loan Purchase Agreement that occurs as a result of a violation of an applicable predatory or abusive lending law, the Trustee, on behalf of the Trust, shall enforce the right of the Trust to reimbursement by the Sponsor for all costs or damages incurred by the Trust as a result of the violation of such law (such amount, the "Reimbursement
Amount"). It is understood and agreed that, except for the payment of any
Reimbursement Amount, the obligation of the Sponsor to cure or to repurchase or substitute any Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy against the Sponsor in respect of such omission, defect or breach available to the Trustee on behalf of the Trust and the Certificateholders.

      It is understood and agreed that the representations and warranties set forth in the Mortgage Loan Purchase Agreement shall survive delivery of the
Mortgage Files to the Trustee (or a Custodian on behalf of the Trustee) and shall inure to the benefit of the Certificateholders notwithstanding any restrictive or qualified endorsement or assignment. With respect to the representations and warranties set forth in the Mortgage Loan Purchase Agreement that are made to the best of the Sponsor's knowledge or as to which the Sponsor had no knowledge, if it is discovered by the Depositor or the Trustee that the substance of such representation or warranty is inaccurate and such inaccuracy materially and adversely affects the interest of the Certificateholders in the related Mortgage Loan then, notwithstanding the Sponsor's lack of knowledge with respect to the substance of such representation or warranty being inaccurate as the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

      With respect to each Substitute Mortgage Loan, the Sponsor shall deliver to the Trustee (or a Custodian on behalf of the Trustee), for the benefit of the
Certificateholders, the Mortgage Note, the Mortgage, the related Assignment of
Mortgage (except for any Mortgage which has been recorded in the name of MERS or its designee), and such other documents and agreements as are otherwise required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to any such Substitute Mortgage Loan in the month of substitution shall not be part of the Trust Estate. For the month of substitution, distributions to Certificateholders will include the Monthly Payment due for such month on any Defective Mortgage Loan for which the Sponsor has substituted a Substitute Mortgage Loan.

      The Servicer shall amend the Mortgage Loan Schedule for the benefit of the
Certificateholders to reflect the removal of each Mortgage Loan that has become a Defective Mortgage Loan and the substitution of the Substitute Mortgage Loan or Loans and the Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee. Upon such substitution, each Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects, and the Sponsor shall be deemed to have made to the Trustee with respect to such Substitute Mortgage
Loan, as of the date of substitution, the representations and warranties made pursuant to paragraph 4 of the Mortgage Loan Purchase Agreement. Upon any such substitution and the deposit to the Servicer Custodial Account of any required
Substitution Adjustment Amount (as described in the next paragraph) and receipt of a Request for Release, the Trustee (or a Custodian

                                      -35-

on behalf of the Trustee) shall upon receipt of written notice from the Servicer of such deposit, release the Mortgage File relating to such Defective Mortgage
Loan to the Sponsor and the Trustee shall execute and deliver at the Sponsor's direction such instruments of transfer or assignment prepared by the Sponsor, in each case without recourse, as shall be necessary to vest title in the Sponsor, or its designee, to the Trustee's interest in any Defective Mortgage Loan substituted for pursuant to this Section 2.02.

      For any month in which the Sponsor substitutes one or more Substitute
Mortgage Loans for one or more Defective Mortgage Loans, the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans in a
Loan Group as of the date of substitution is less than the aggregate Stated
Principal Balance of all such Defective Mortgage Loans in a Loan Group (after application of the principal portion of the Monthly Payments due in the month of substitution) (the "Substitution Adjustment Amount" for such Loan Group) plus an amount equal to the aggregate of any unreimbursed Advances with respect to such
Defective Mortgage Loans shall be remitted to the Servicer Custodial Account by the Sponsor on or before the Remittance Date for the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan is required to be purchased or replaced hereunder. The Purchase Price of any repurchase and the Substitution Adjustment Amount, if any, shall be deposited in the Servicer Custodial Account. The Servicer shall give the Trustee written notice of such deposits.

      The Trustee (or a Custodian on its behalf) shall retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Servicer shall cause to be promptly delivered to the Trustee (or a Custodian on its behalf), upon the execution or, in the case of documents requiring recording, receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the
Servicer's possession from time to time.

      Neither the Trustee nor any Custodian shall be under any duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face or (ii) to determine whether any Mortgage File should include any of the documents specified in Section 2.01(b)(iv), (vi),
(vii), (viii) and (ix).

      Section 2.03. Representations, Warranties and Covenants of the Servicer.

      (a)   The Servicer hereby makes the following representations and warranties to the Depositor and the Trustee, as of the Closing Date:

            (i)     The Servicer is a national banking association duly
      organized, validly existing and in good standing under the laws of the
      United States and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each of the states where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer. The Servicer has power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this
      Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions

                                      -36-

      contemplated hereby have been duly and validly authorized. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, evidences the valid, binding and enforceable obligation of the
      Servicer, subject to applicable law except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms.

            (ii)    No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the Servicer is required or, if required, such consent, approval, authorization or order has been or will, prior to the
      Closing Date, be obtained.

            (iii)   The consummation of the transactions contemplated by this
      Agreement are in the ordinary course of business of the Servicer and will not result in the breach of any term or provision of the amended and restated article of association or by-laws of the Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the
      Servicer or its property is subject.

            (iv)    There is no action, suit, proceeding or investigation
      pending or, to the best knowledge of the Servicer, threatened against the
      Servicer which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would materially impair the ability of the
      Servicer to perform under the terms of this Agreement.

      (b)   The representations and warranties made pursuant to this Section
2.03 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders.

      Section 2.04. Representations and Warranties of the Depositor as to the
      Mortgage Loans.

      The Depositor hereby represents and warrants to the Trustee with respect to the Mortgage Loans or each Mortgage Loan, as the case may be, as of the date hereof or such other date set forth herein that as of the Closing Date:

                                      -37-

            (i)     Immediately prior to the transfer and assignment
      contemplated herein, the Depositor was the sole owner and holder of the
      Mortgage Loans. The Mortgage Loans were not assigned or pledged by the
      Depositor and the Depositor had good and marketable title thereto, and the
      Depositor had full right to transfer and sell the Mortgage Loans to the
      Trustee free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and had full right and authority subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the Mortgage Loans.

            (ii)    As of the Closing Date, the Depositor has transferred all
      right, title and interest in the Mortgage Loans to the Trustee on behalf of the Trust.

            (iii)   As of the Closing Date, the Depositor has not transferred
      the Mortgage Loans to the Trustee on behalf of the Trust with any intent to hinder, delay or defraud an of its creditors.

      It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the respective Mortgage
Files to the Trustee and shall inure to the benefit of the Trustee, notwithstanding any restrictive or qualified endorsement or assignment.

      Upon discovery by any of the Depositor, the Servicer, the Trustee or the
Custodian that any of the representations and warranties set forth in this
Section 2.04 is not accurate (referred to herein as a "breach") and that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties; provided that any such breach that causes the Mortgage Loan not to be a "qualified mortgage" within the meaning of
Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the Certificateholders. Within 90 days of its discovery or its receipt of notice of any such breach, the Depositor shall cure such breach in all material respects or shall either (i) repurchase the Mortgage Loan or any property acquired in respect thereof from the Trustee at a price equal to the Purchase Price or (ii) if within two years of the Closing Date, substitute for such Mortgage Loan in the manner described in Section 2.02; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage"
as defined in Section 860G(a)(3) of the Code, any such repurchase or substitution must occur within 90 days from the date the breach was discovered.
The Purchase Price of any repurchase described in this paragraph and the
Substitution Adjustment Amount, if any shall be remitted to the Servicer for deposit to the Servicer Custodial Account. It is understood and agreed that, except with respect to the second preceding sentence, the obligation of the
Depositor to repurchase or substitute for any Mortgage Loan or Mortgaged
Property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to
Certificateholders, or to the Trust and the Trustee on behalf of
Certificateholders, and such obligation shall survive until termination of the
Trust hereunder.

                                      -38-

      Section 2.05. Designation of Interests in the REMICs.

      The Depositor hereby designates the Classes of Senior Certificates (other than the Class 1-A-R Certificate) and the Classes of Subordinate Certificates as
"regular interests" and the Class UR Interest as the single class of "residual interest" in the Upper Tier REMIC for the purposes of Code Sections 860G(a)(1)
and 860G(a)(2), respectively. The Depositor hereby further designates (i) the
Class 1-L Interest, Class 1-LS Interest, Class 2-L Interest, Class 2-LS
Interest, Class 3-L Interest, Class 3-LS Interest, Class 4-L Interest and Class
4-LS Interest as the classes of "regular interests" and the Class LR Interest as the single class of "residual interest" in the Lower-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively and (ii) the Class
1-A-SL1 Interest, Class 2-A-SL1 Interest, Class 3-A-SL1 Interest, Class 4-A-SL1
Interest, Class B-SL1 Interest, Class B-SL2 Interest, Class B-SL3 Interest,
Class B-SL4 Interest, Class B-SL5 Interest, Class B-SL6 Interest, and Class
1-A-SLR Interest as classes of "regular interests" and the Class SLR Interest as the single class of "residual interest" in the Subsidiary Lower-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively.

      Section 2.06. Designation of Start-up Day.

      The Closing Date is hereby designated as the "start-up day" of each REMIC within the meaning of Section 860G(a)(9) of the Code.

      Section 2.07. REMIC Certificate Maturity Date.

      Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the
Treasury Regulations, the "latest possible maturity date" of the regular interests in each REMIC is April 20, 2036.

      Section 2.08. Execution and Delivery of Certificates.

      The Trustee (i) acknowledges the issuance of and hereby declares that it holds the Uncertificated Lower-Tier Interests on behalf of the Subsidiary
Lower-Tier REMIC and the Certificateholders and that it holds the Uncertificated
Subsidiary Lower-Tier Interests on behalf of the Upper-Tier REMIC and the
Certificateholders and (ii) has executed and delivered to or upon the order of the Depositor, in exchange for the Mortgage Loans, the Uncertificated Lower-Tier
Interests and the Uncertificated Subsidiary Lower-Tier Interests, together with all other assets included in the definition of "Trust Estate," receipt of which is hereby acknowledged, Certificates in authorized denominations which, together with the Uncertificated Lower-Tier Interests and the Uncertificated Subsidiary
Lower-Tier Interests, evidence ownership of the entire Trust Estate.

      Section 2.09. Establishment of the Trust.

      The Depositor does hereby establish, pursuant to the further provisions of this Agreement and the laws of the State of New York, an express trust to be known, for convenience, as "Banc of America Funding 2006-C Trust" and does hereby appoint Wells Fargo Bank, N.A. as Trustee in accordance with the provisions of this Agreement.

                                      -39-

      Section 2.10. Purpose and Powers of the Trust.

      The purpose of the common law trust, as created hereunder, is to engage in the following activities:

      (a)   to acquire and hold the Mortgage Loans and the other assets of the
Trust Estate and the proceeds therefrom;

      (b)   to issue the Certificates sold to the Depositor in exchange for the
Mortgage Loans;

      (c)   to make payments on the Certificates;

      (d)   to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

      (e)   subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust
Estate and the making of distributions to the Certificateholders.

      The trust is hereby authorized to engage in the foregoing activities. The
Trustee shall not cause the trust to engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement (or those ancillary thereto) while any Certificate is outstanding, and this Section 2.10 may not be amended, without the consent of the Certificateholders evidencing 51% or more of the aggregate voting rights of the Certificates.

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

      Section 3.01. Servicer to Service the Mortgage Loans.

      For and on behalf of the Certificateholders, the Servicer shall service and administer the Mortgage Loans in accordance with the terms of this
Agreement, Customary Servicing Procedures, applicable law and the terms of the related Mortgage Notes and Mortgages. In connection with such servicing and administration, the Servicer shall have full power and authority, acting alone and/or through Subservicers as provided in Section 3.02, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration including, but not limited to, the power and authority, subject to the terms hereof, (a) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (b) to consent, with respect to the
Mortgage Loans, to transfers of any Mortgaged Property and assumptions of the
Mortgage Notes and related Mortgages (but only in the manner provided in this
Agreement), (c) to collect any Insurance Proceeds and other Liquidation Proceeds relating to the Mortgage Loans, and (d) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage
Loan. The Servicer shall represent and protect the interests of the Trust in the same manner as it protects its own interests in mortgage loans in its own portfolio in any

                                      -40-

claim, proceeding or litigation regarding a Mortgage Loan and shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan, except as provided pursuant to Section 3.18. Without limiting the generality of the foregoing, the Servicer, in its own name or in the name of any Subservicer or the Depositor and the Trustee, is hereby authorized and empowered by the
Depositor and the Trustee, when the Servicer or any Subservicer, as the case may be, believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments and agreements of satisfaction, cancellation, default, assumption, modification, discharge, partial or full release, and all other comparable instruments and agreements, with respect to the Mortgage Loans, and with respect to the related Mortgaged Properties held for the benefit of the
Certificateholders. To the extent that the Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence, the Servicer shall prepare and deliver to the Depositor and/or the Trustee such documents requiring execution and delivery by any or all of them as are necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans.
Upon receipt of such documents, the Depositor and/or the Trustee, upon the direction of the Servicer, shall promptly execute such documents and deliver them to the Servicer. Alternatively, upon the request of the Servicer, the
Trustee shall execute and deliver to the Servicer any additional powers of attorney or other documents prepared by the Servicer that are reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

      In accordance with the standards of the preceding paragraph, the Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties relating to the Mortgage Loans, which Servicing Advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to
Section 3.09, and further as provided in Section 3.11. The costs incurred by the
Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balances of the Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

      The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

      Section 3.02. Subservicing; Enforcement of the Obligations of the
      Servicer.

      (a)   The Servicer may arrange for the subservicing of any Mortgage Loan by a Subservicer pursuant to a Subservicing Agreement; provided, however, that such subservicing arrangement and the terms of the related Subservicing
Agreement must provide for the servicing of such Mortgage Loan in a manner consistent with the servicing arrangements contemplated hereunder.
Notwithstanding the provisions of any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the
Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and liable to the Depositor, the Trustee and the Certificateholders for the servicing and administration of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing

                                      -41-

Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the
Servicer alone were servicing and administering those Mortgage Loans. All actions of each Subservicer performed pursuant to the related Subservicing
Agreement shall be performed as agent of the Servicer with the same force and effect as if performed directly by the Servicer.

      (b)   For purposes of this Agreement, the Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage
Loans that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to the Servicer.

      (c)   As part of its servicing activities hereunder, the Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer engaged by the Servicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage
Loan. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

      (d)   Any Subservicing Agreement entered into by the Servicer shall provide that it may be assumed or terminated by the Trustee, if the Trustee has assumed the duties of the Servicer, or any successor Servicer, at the Trustee's or successor Servicer's option, as applicable, without cost or obligation to the assuming or terminating party or the Trust Estate, upon the assumption by such party of the obligations of the Servicer pursuant to Section 8.05.

      (e)   If the Trustee acts as Servicer, it will not assume liability for the representations and warranties of the Servicer, if any, that it replaces.

      (f)   The Servicer shall promptly upon request provide to the Depositor a written description (in form and substance satisfactory to the Depositor) of the role and function of each Subcontractor utilized by the Servicer, specifying (i)
the identity of each such Subcontractor that is a Servicing Function Participant and (ii) which elements of the Servicing Criteria will be addressed in
Assessments of Compliance provided by each Servicing Function Participant. As a condition to the utilization by the Servicer of any Servicing Function
Participant, the Servicer shall cause any such Servicing Function Participant for the benefit of the Depositor to comply with the provisions of Section 3.21 of this Agreement to the same extent as if such Servicing Function Participant were the Servicer. The Servicer shall be responsible for obtaining from each such Servicing Function Participant and delivering to the applicable Persons any
Assessment of Compliance and related Attestation Report required to be delivered by such Servicing Function Participant under Section 3.21, in each case as and when required to be delivered.

                                      -42-

      (g)   Notwithstanding the foregoing, if the Servicer engages a
Subcontractor in connection with the performance of any of its duties under this
Agreement, the Servicer shall be responsible for determining whether such
Subcontractor is an Additional Servicer.

      The Servicer shall indemnify the Depositor, the Sponsor and the Trustee and any of their respective directors, officers, employees or agents and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of them may sustain in any way related to a breach of the Servicer's obligation set forth in the preceding paragraph or the failure of the Servicer to perform any of its obligations under this Section 3.02(f), Section 3.20, Section 3.21 or Section 3.22.

      Section 3.03. Fidelity Bond; Errors and Omissions Insurance.

      The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage
Loans. These policies must insure the Servicer against losses resulting from dishonest or fraudulent acts committed by the Servicer's personnel, any employees of outside firms that provide data processing services for the
Servicer, and temporary contract employees or student interns. Such fidelity bond shall also protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this
Section 3.03 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FNMA in the FNMA Servicing Guide or by FHLMC in the FHLMC Sellers' & Servicers' Guide,
as amended or restated from time to time, or in an amount as may be permitted to the Servicer by express waiver of FNMA or FHLMC.

      Section 3.04. Access to Certain Documentation.

      The Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of Subordinate Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation required by applicable regulations of the OTS and the FDIC with respect to the Mortgage Loans. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Servicer. Nothing in this Section 3.04 shall limit the obligation of the Servicer to observe any applicable law and the failure of the Servicer to provide access as provided in this Section 3.04 as a result of such obligation shall not constitute a breach of this Section 3.04.

      Section 3.05. Maintenance of Primary Mortgage Insurance Policy; Claims.

      With respect to each Mortgage Loan with a Loan-to-Value Ratio in excess of
80% or such other Loan-to-Value Ratio as may be required by law, the Servicer shall, without any cost to the Trust Estate, maintain or cause the Mortgagor to maintain in full force and effect a Primary

                                      -43-

Mortgage Insurance Policy insuring that portion of the Mortgage Loan in excess of a percentage in conformity with FNMA requirements. The Servicer shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, at least until the Loan-to-Value Ratio of such Mortgage Loan is reduced to 80% or such other Loan-to-Value Ratio as may be required by law. If such Primary Mortgage
Insurance Policy is terminated, the Servicer shall obtain from another insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated Primary Mortgage Insurance Policy. If the insurer shall cease to be an insurer acceptable to FNMA, the Servicer shall notify the
Trustee in writing, it being understood that the Servicer shall not have any responsibility or liability for any failure to recover under the Primary
Mortgage Insurance Policy for such reason. If the Servicer determines that recoveries under the Primary Mortgage Insurance Policy are jeopardized by the financial condition of the insurer, the Servicer shall obtain from another insurer which meets the requirements of this Section 3.05 a replacement insurance policy. The Servicer shall not take any action that would result in noncoverage under any applicable Primary Mortgage Insurance Policy of any loss that, but for the actions of the Servicer, would have been covered thereunder.
In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 3.13, the Servicer shall promptly notify the insurer under the related Primary Mortgage Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such
Primary Mortgage Insurance Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such Primary Mortgage Insurance Policy. If such Primary Mortgage Insurance
Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary Mortgage Insurance
Policy as provided above.

      In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself, the Trustee and the
Certificateholders, claims to the insurer under any Primary Mortgage Insurance
Policy in a timely fashion in accordance with the terms of such Primary Mortgage
Insurance Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policy respecting a defaulted Mortgage Loan. Pursuant to Section 3.08(a), any amounts collected by the Servicer under any Primary Mortgage Insurance Policy shall be deposited in the Escrow Account, subject to withdrawal pursuant to Section 3.08(b).

      The Servicer will comply with all provisions of applicable state and federal law relating to the cancellation of, or collection of premiums with respect to, Primary Mortgage Insurance, including, but not limited to, the provisions of the Homeowners Protection Act of 1998, and all regulations promulgated thereunder, as amended from time to time.

      Section 3.06. Rights of the Depositor and the Trustee in Respect of the
      Servicer.

      The Depositor may, but is not obligated to, enforce the obligations of the
Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Servicer hereunder; provided that the Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. Neither the Trustee nor the Depositor shall have any responsibility or

                                      -44-

liability for any action or failure to act by the Servicer, nor shall the
Trustee or the Depositor be obligated to supervise the performance of the
Servicer hereunder or otherwise.

      Any Subservicing Agreement, and any other transactions or services relating to the Mortgage Loans involving a Subservicer, shall be deemed to be between the Servicer and such Subservicer alone, and the Trustee and the
Certificateholders shall not be deemed parties thereto and shall have no claims or rights of action against, rights, obligations, duties or liabilities to or with respect to the Subservicer or its officers, directors or employees, except as set forth in Section 3.01. The Servicer shall be solely liable for all fees owed by it to any Subservicer, irrespective of whether the Servicer's compensation pursuant to this Agreement is sufficient to pay such fees.

      Section 3.07. Trustee to Act as Servicer.

      If the Servicer shall for any reason no longer be the Servicer hereunder
(including by reason of an Event of Default), the Trustee shall within 90 days of such time, assume, if it so elects, or shall appoint a successor Servicer to assume, all of the rights and obligations of the Servicer hereunder arising thereafter (except that the Trustee shall not be (a) liable for losses of the
Servicer pursuant to Section 3.12 or any acts or omissions of the predecessor
Servicer hereunder, (b) obligated to make Advances if it is prohibited from doing so by applicable law or (c) deemed to have made any representations and warranties of the Servicer hereunder). Any such assumption shall be subject to
Sections 7.02 and 8.05. If the Servicer shall for any reason no longer be the
Servicer (including by reason of any Event of Default), the Trustee or the successor Servicer may elect to succeed to any rights and obligations of the
Servicer under each Subservicing Agreement or may terminate each Subservicing
Agreement. If it has elected to assume the Subservicing Agreement, the Trustee or the successor Servicer shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to any
Subservicing Agreement entered into by the Servicer as contemplated by Section
3.02 to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Servicer shall not be relieved of any liability or obligations under any such Subservicing Agreement.

      The Servicer that is no longer a Servicer hereunder shall, upon request of the Trustee, but at the expense of such Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement or substitute servicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of such substitute Subservicing
Agreement to the assuming party. The Trustee shall be entitled to be reimbursed from the predecessor Servicer (or the Trust if the predecessor Servicer is unable to fulfill its obligations hereunder) for all Servicing Transfer Costs.

      Section 3.08. Collection of Taxes, Assessments and Similar Items; Escrow
      Accounts.

      (a)   To the extent required by the related Mortgage Note and not violative of current law, the Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow
Payments in trust separate and apart from any of its own funds and general assets and for such purpose shall establish and maintain one or more

                                      -45-

escrow accounts (collectively, the "Escrow Account"), titled "Bank of America,
National Association, in trust for registered holders of Banc of America Funding
Corporation Mortgage Pass-Through Certificates, Series 2006-C and various
Mortgagors." The Escrow Account shall be established with a commercial bank, a savings bank or a savings and loan association that meets the guidelines set forth by FNMA or FHLMC as an eligible institution for escrow accounts and which is a member of the Automated Clearing House. In any case, the Escrow Account shall be insured by the FDIC to the fullest extent permitted by law. The
Servicer shall deposit in the appropriate Escrow Account on a daily basis, and retain therein: (i) all Escrow Payments collected on account of the Mortgage
Loans, (ii) all amounts representing proceeds of any hazard insurance policy which are to be applied to the restoration or repair of any related Mortgaged
Property; and (iii) all amounts representing proceeds of any Primary Mortgage
Insurance Policy. Nothing herein shall require the Servicer to compel a
Mortgagor to establish an Escrow Account in violation of applicable law.

      (b)   Withdrawals of amounts so collected from the Escrow Account may be made by the Servicer only (i) to effect timely payment of taxes, assessments, mortgage insurance premiums, fire and hazard insurance premiums, condominium or
PUD association dues, or comparable items constituting Escrow Payments for the related Mortgage, (ii) to reimburse the Servicer out of related Escrow Payments made with respect to a Mortgage Loan for any Servicing Advance made by the
Servicer pursuant to Section 3.08(c) with respect to such Mortgage Loan, (iii)
to refund to any Mortgagor any sums determined to be overages, (iv) for transfer to the Servicer Custodial Account upon default of a Mortgagor or in accordance with the terms of the related Mortgage Loan and if permitted by applicable law,
(v) for application to restore or repair the Mortgaged Property, (vi) to pay to the Mortgagor, to the extent required by law, any interest paid on the funds deposited in the Escrow Account, (vii) to pay to itself any interest earned on funds deposited in the Escrow Account (and not required to be paid to the
Mortgagor), (viii) to the extent permitted under the terms of the related
Mortgage Note and applicable law, to pay late fees with respect to any Monthly
Payment which is received after the applicable grace period, (ix) to withdraw suspense payments that are deposited into the Escrow Account, (x) to withdraw any amounts inadvertently deposited in the Escrow Account; or (xi) to clear and terminate the Escrow Account upon the termination of this Agreement in accordance with Section 10.01. Any Escrow Account shall not be a part of the
Trust Estate.

      (c)   With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of taxes, assessments and other charges which are or may become a lien upon the Mortgaged Property and the status of
Primary Mortgage Insurance Policy premiums and fire and hazard insurance coverage. The Servicer shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account, if any, which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a
Mortgage does not provide for Escrow Payments, the Servicer shall determine that any such payments are made by the Mortgagor. The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments. The Servicer shall advance any such payments that are not timely paid, but the

                                      -46-

Servicer shall be required so to advance only to the extent that such Servicing
Advances, in the good faith judgment of the Servicer, will be recoverable by the
Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

      Section 3.09. Collection of Mortgage Loan Payments; Servicer Custodial
      Account; Certificate Account.

      (a)   Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Servicer will proceed diligently, in accordance with this Agreement, to collect all payments due under each of the
Mortgage Loans when the same shall become due and payable. Further, the Servicer will in accordance with all applicable law and Customary Servicing Procedures ascertain and estimate taxes, assessments, fire and hazard insurance premiums, mortgage insurance premiums and all other charges with respect to the Mortgage
Loans that, as provided in any Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable. Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge or any prepayment penalties or penalty interest in connection with the prepayment of a
Mortgage Loan and (ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 120 days; provided, however, that the Servicer cannot extend the maturity of any such Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-Off
Date. In the event of any such arrangement, the Servicer shall make Periodic
Advances on the related Mortgage Loan in accordance with the provisions of
Section 3.20 during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. The Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage,
Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

      (b)   The Servicer shall establish and maintain the Servicer Custodial
Account. The Servicer shall deposit or cause to be deposited into the Servicer
Custodial Account on a daily basis within one Business Day of receipt, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-Off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-Off Date) and the following amounts required to be deposited hereunder with respect to the Mortgage Loans it services:

            (i)     all payments on account of principal of the Mortgage Loans, including Principal Prepayments;

            (ii)    all payments on account of interest on the Mortgage Loans, net of the related Servicing Fee;

            (iii)   with respect to each Mortgage Loan, (A) all Insurance
      Proceeds and Liquidation Proceeds, other than Insurance Proceeds to be (1)
      applied to the restoration or repair of the Mortgaged Property, (2)
      released to the Mortgagor in accordance with

                                      -47-

      Customary Servicing Procedures or (3) required to be deposited to an
      Escrow Account pursuant to Section 3.08 and (B) any Insurance Proceeds released from an Escrow Account;

            (iv)    any amount required to be deposited by the Servicer pursuant to Section 3.09(d) in connection with any losses on Permitted Investments with respect to the Servicer Custodial Account;

            (v)     any amounts required to be deposited by the Servicer
      pursuant to Section 3.14;

            (vi)    Periodic Advances made by the Servicer pursuant to Section
      3.19 and any Compensating Interest;

            (vii)   all Purchase Prices, all Substitution Adjustment Amounts and
      all Reimbursement Amounts to the extent received by the Servicer;

            (viii)  any Recoveries; and

            (ix)    any other amounts required to be deposited hereunder.

      The foregoing requirements for deposits to the Servicer Custodial Account by the Servicer shall be exclusive. If the Servicer shall deposit in the
Servicer Custodial Account any amount not required to be deposited, it may at any time withdraw or direct the institution maintaining the Servicer Custodial
Account to withdraw such amount from the Servicer Custodial Account, any provision herein to the contrary notwithstanding. The Servicer Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Servicer or serviced by the Servicer on behalf of others. Notwithstanding such commingling of funds, the Servicer shall keep records that accurately reflect the funds on deposit in the Servicer
Custodial Account that have been identified by it as being attributable to the
Mortgage Loans. The Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section 3.09. All funds required to be deposited in the Servicer Custodial Account shall be held in trust for the
Certificateholders until withdrawn in accordance with Section 3.11.

      (c)   The Trustee shall establish and maintain, on behalf of the
Certificateholders, the Certificate Account, which shall be deemed to consist of seven sub-accounts. The Trustee shall, promptly upon receipt, deposit in the
Certificate Account and retain therein the following:

            (i)     the aggregate amount remitted by the Servicer to the Trustee pursuant to Section 3.11(a)(viii);

            (ii)    any amount paid by the Trustee pursuant to Section 3.09(d)
      in connection with any losses on Permitted Investments with respect to the
      Certificate Account; and

            (iii)   any other amounts deposited hereunder which are required to be deposited in the Certificate Account.

                                      -48-

      If the Servicer shall remit any amount not required to be remitted, it may at any time direct the Trustee to withdraw such amount from the Certificate
Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Trustee which describes the amounts deposited in error in the Certificate Account. All funds required to be deposited in the Certificate Account shall be held by the Trustee in trust for the Certificateholders until disbursed in accordance with this
Agreement or withdrawn in accordance with Section 3.11. In no event shall the
Trustee incur liability for withdrawals from the Certificate Account at the direction of the Servicer.

      (d)   Each institution at which the Servicer Custodial Account or the
Certificate Account is maintained may invest the funds therein as directed in writing by the Servicer (in the case of the Servicer Custodial Account) or the
Trustee (in the case of the Certificate Account) in Permitted Investments, which shall mature not later than (i) in the case of the Servicer Custodial Account, the Business Day next preceding the related Remittance Date (except that if such
Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such
Remittance Date) and (ii) in the case of the Certificate Account, the Business
Day next preceding the Distribution Date (except that if such Permitted
Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Distribution Date).
All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All Servicer Custodial Account Reinvestment
Income shall be for the benefit of the Servicer as part of its Servicing
Compensation and shall be retained by it monthly as provided herein. All income or gain (net of any losses) realized from any such investment of funds on deposit in the Certificate Account shall be for the benefit of the Trustee as additional compensation and shall be retained by it monthly as provided herein.
The amount of any losses realized in the Servicer Custodial Account or the
Certificate Account incurred in respect of any such investments shall promptly be deposited by the Servicer in the Servicer Custodial Account or by the Trustee
in the Certificate Account, as applicable.

      (e)   The Servicer shall give notice to the Trustee of any proposed change of location of the Servicer Custodial Account not later than 30 days after and not more that 45 days prior to any change thereof. The Trustee shall give notice to the Depositor, the Servicer and the Rating Agencies of any proposed change of the location of the Certificate Account maintained by the Trustee not later than
30 days after and not more than 45 days prior to any change thereof. The creation of the Servicer Custodial Account and the Certificate Account shall be evidenced by a certification substantially in the form of Exhibit F hereto.

      (f)   The Trustee shall designate each of the Lower-Tier Certificate
Sub-Account, the Subsidiary Lower-Tier Certificate Sub-Account and the
Upper-Tier Certificate Sub-Account as a sub-account of the Certificate Account.
On each Distribution Date (other than the Final Distribution Date, if such Final
Distribution Date is in connection with a purchase of the remaining assets of the Trust Estate by the Servicer), the Trustee shall (i) from funds available on deposit in the Certificate Account, be deemed to deposit into the Lower-Tier
Certificate Sub-Account all funds deemed on deposit in the Loan Group 1
Sub-Account, Loan Group 2 Sub-Account, the Loan Group 3 Sub-Account and the Loan
Group 4 Sub-Account and, (ii) immediately thereafter, be deemed to deposit into the Subsidiary Lower-Tier Certificate Sub-Account the Lower-Tier Distribution
Amount, and (iii) immediately thereafter, be deemed to

                                      -49-

deposit into the Upper-Tier Certificate Sub-Account the Subsidiary Lower-Tier
Distribution Amount.

      Section 3.10. Access to Certain Documentation and Information Regarding
      the Mortgage Loans.

      The Servicer shall afford the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Servicer.

      Section 3.11. Permitted Withdrawals from the Certificate Account and the
      Servicer Custodial Account.

      (a)   The Servicer may from time to time make withdrawals from the
Servicer Custodial Account for the following purposes:

            (i)     to pay to the Servicer (to the extent not previously
      retained), the Servicing Fee to which it is entitled pursuant to Section
      3.17;

            (ii)    to reimburse the Servicer for unreimbursed Advances made by it, such right of reimbursement pursuant to this clause (ii) being limited to amounts received on the Mortgage Loans in the same Loan Group as the
      Mortgage Loan(s) in respect of which any such Advance was made;

            (iii)   to reimburse the Servicer for any Nonrecoverable Advance
      previously made, such right of reimbursement pursuant to this clause (iii)
      being limited first to amounts received on the Mortgage Loans in the same
      Loan Group as the Mortgage Loan(s) in respect of which such Nonrecoverable
      Advance was made;

            (iv)    to reimburse the Servicer for Insured Expenses from the
      related Insurance Proceeds;

            (v)     to pay to the purchaser, with respect to each Mortgage Loan or REO Property that has been purchased pursuant to Section 2.02 or
      Section 2.04, all amounts received thereon after the date of such purchase;

            (vi)    to reimburse itself or the Depositor for expenses incurred by either of them and reimbursable pursuant to this Agreement, including but not limited to, Section 3.02 and Section 7.03;

            (vii)   to withdraw any amount deposited in the Servicer Custodial
      Account and not required to be deposited therein;

            (viii)  on or prior to the Remittance Date, to withdraw an amount equal to the related Pool Distribution Amount for such Distribution Date, to the extent on deposit, and remit such amount in immediately available funds to the Trustee for deposit in the Certificate Account; and

                                      -50-

            (ix)    to clear and terminate the Servicer Custodial Account upon termination of this Agreement pursuant to Section 10.01.

      The Servicer shall keep and maintain separate accounting, on a Mortgage
Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Servicer Custodial Account pursuant to clauses (i), (ii), (iv) and (v)
above. Prior to making any withdrawal from the Servicer Custodial Account pursuant to clause (iii) above, the Servicer shall deliver to the Trustee an
Officer's Certificate of a Servicing Officer indicating the amount of any previous Advance determined by the Servicer to be a Nonrecoverable Advance and
identifying the related Mortgage Loan(s) and their respective portions of such
Nonrecoverable Advance.

      (b)   The Trustee shall withdraw funds from the Certificate Account for distributions to Certificateholders in the manner specified in this Agreement.
In addition, the Trustee may from time to time make withdrawals from the
Certificate Account for the following purposes:

            (i)     to pay to itself the Trustee Fee;

            (ii)    to pay to itself as additional compensation earnings on or investment income with respect to funds in the Certificate Account and any other amounts (other than the Trustee Fee) due to it under this Agreement for the related Distribution Date;

            (iii)   to withdraw and return to the Servicer any amount deposited in the Certificate Account and not required to be deposited therein; and

            (iv)    to clear and terminate the Certificate Account upon
      termination of this Agreement pursuant to Section 10.01.

      (c)   On each Distribution Date, funds on deposit in the Certificate
Account and deemed to be on deposit in the Upper-Tier Certificate Sub-Account shall be used to make payments on the Regular Certificates and the Class 1-A-R
Certificate as provided in Sections 5.01 and 5.02. The Certificate Account shall be cleared and terminated upon termination of this Agreement pursuant to Section
10.01.

      Section 3.12. Maintenance of Hazard Insurance and Other Insurance.

      The Servicer shall cause to be maintained for each Mortgage Loan fire and hazard insurance with extended coverage customary in the area where the
Mortgaged Property is located in an amount which is at least equal to the lesser of (a) the full insurable value of the Mortgaged Property or (b) the greater of
(i) the outstanding principal balance owing on the Mortgage Loan and (ii) an amount such that the proceeds of such insurance shall be sufficient to avoid the application to the Mortgagor or loss payee of any coinsurance clause under the policy. If the Mortgaged Property is in an area identified in the Federal
Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration and the requirements of FNMA or FHLMC. The Servicer shall also maintain on REO Property serviced by it, fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability

                                      -51-

insurance and, to the extent required, flood insurance in an amount required above. Any amounts collected by the Servicer under any such policies (other than amounts to be deposited in an Escrow Account and applied to the restoration or repair of the property subject to the related Mortgage or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor in accordance with Customary Servicing Procedures) shall be deposited in the
Servicer Custodial Account, subject to withdrawal pursuant to Section 3.11(a).
It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of any Mortgagor or maintained on REO Property, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with loss payable to the Servicer, and shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage to the Servicer.

      The hazard insurance policies for each Mortgage Loan secured by a unit in a condominium development or planned unit development shall be maintained with respect to such Mortgage Loan and the related development in a manner which is consistent with FNMA requirements.

      Notwithstanding the foregoing, the Servicer may maintain a blanket policy insuring against hazard losses on all of the Mortgaged Properties relating to the Mortgage Loans in lieu of maintaining the required hazard insurance policies for each Mortgage Loan and may maintain a blanket policy insuring against special flood hazards in lieu of maintaining any required flood insurance. Any such blanket policies shall (A) be consistent with prudent industry standards,
(B) name the Servicer as loss payee, (C) provide coverage in an amount equal to the aggregate unpaid principal balance on the related Mortgage Loans without co-insurance and (D) otherwise comply with the requirements of this Section
3.12. Any such blanket policy may contain a deductible clause; provided that if any Mortgaged Property is not covered by a separate policy otherwise complying with this Section 3.12 and a loss occurs with respect to such Mortgaged Property which loss would have been covered by such a policy, the Servicer shall deposit in the Servicer Custodial Account the difference, if any, between the amount that would have been payable under a separate policy complying with this Section
3.12 and the amount paid under such blanket policy.

      Section 3.13. Enforcement of Due-On-Sale Clauses; Assumption Agreements.

      (a)   Except as otherwise provided in this Section 3.13, when any
Mortgaged Property subject to a Mortgage has been conveyed by the Mortgagor, the
Servicer shall use reasonable efforts, to the extent that it has actual knowledge of such conveyance, to enforce any due-on-sale clause contained in any
Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy.
Notwithstanding the foregoing, the Servicer is not required to exercise such rights with respect to a Mortgage Loan if the Person to whom the related
Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise required under such Mortgage Note or Mortgage as a condition to such transfer. If (i) the Servicer is prohibited by law from enforcing any such due-on-sale clause, (ii) coverage

                                      -52-

under any Required Insurance Policy would be adversely affected, (iii) the
Mortgage Note does not include a due-on-sale clause or (iv) nonenforcement is otherwise permitted hereunder, the Servicer is authorized, subject to Section
3.13(b), to take or enter into an assumption and modification agreement from or with the Person to whom such Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon; provided that the Mortgage Loan shall continue to be covered (if so covered before the Servicer enters such agreement) by the applicable Required
Insurance Policies. The Servicer, subject to Section 3.13(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note.
Notwithstanding the foregoing, the Servicer shall not be deemed to be in default under this Section 3.13 by reason of any transfer or assumption which it reasonably believes it is restricted by law from preventing, for any reason whatsoever.

      (b)   Subject to the Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged
Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage or if an instrument of release is required releasing the Mortgagor from liability on the Mortgage Loan, the Servicer shall prepare and execute the assumption agreement with the Person to whom the
Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In connection with any such assumption, no material term of the Mortgage Note may be changed. In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the
Servicer in accordance with its underwriting standards as then in effect.
Together with each such substitution, assumption or other agreement or instrument, the Servicer shall execute an Officer's Certificate signed by a
Servicing Officer stating that the requirements of this subsection have been met. The Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee (or at the direction of the Trustee, the Custodian) a copy of the Officer's Certificate described in the previous sentence and the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such
Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement may be retained by it as additional servicing compensation.

      Section 3.14. Realization Upon Defaulted Mortgage Loans; REO Property.

      (a)   Subject to Section 3.18, the Servicer shall use reasonable best efforts to foreclose upon or otherwise comparably convert the ownership of
Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Servicer shall follow Customary Servicing Procedures and

                                      -53-

shall meet the requirements of the insurer under any Required Insurance Policy.
Notwithstanding the foregoing, the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any
Mortgaged Property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through proceeds of the liquidation of the Mortgage Loan
(respecting which it shall have priority for purposes of withdrawals from the
Servicer Custodial Account). Any such expenditures shall constitute Servicing
Advances for purposes of this Agreement.

      (b)   With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trust for the benefit of the
Certificateholders, or its nominee, on behalf of the Certificateholders. The name of the Trust shall be placed on the title to such REO Property. The
Servicer shall ensure that the title to such REO Property references this
Agreement. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by it manage, conserve, protect and operate such REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account and in the same manner that similar property in the same locality as the REO Property is managed. Incident to its conservation and protection of the interests of the
Certificateholders, the Servicer may rent the same, or any part thereof, as it deems to be in the best interest of the Certificateholders for the period prior to the sale of such REO Property. The Servicer shall prepare for and deliver to the Trustee a statement with respect to each REO Property serviced by it that has been rented, if any, showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO
Property at such times as is necessary to enable the Trustee to comply with the reporting requirements of the REMIC Provisions; provided, however, that the
Servicer shall have no duty to rent any REO Property on behalf of the Trust. The net monthly rental income, if any, from such REO Property shall be deposited in the Servicer Custodial Account no later than the close of business on each
Determination Date. The Servicer shall perform, with respect to the Mortgage
Loans, the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and, if required by Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required.

      If the Trust acquires any Mortgaged Property as described above or otherwise in connection with a default or a default which is reasonably foreseeable on a Mortgage Loan, the Servicer shall dispose of such Mortgaged
Property prior to the end of the third calendar year following the year of its acquisition by the Trust (such period, the "REO Disposition Period") unless (A)
the Trustee shall have been supplied by the Servicer with an Opinion of Counsel to the effect that the holding by the Trust of such Mortgaged Property subsequent to the REO Disposition Period will not result in the imposition of taxes on "prohibited transactions" (as defined in Section 860F of the Code) on any REMIC or cause any REMIC Estate to fail to qualify as a separate REMIC at any time that any Certificates are outstanding, or (B) the Trustee (at the
Servicer's expense), or the Servicer shall have applied for, prior to the expiration of the REO Disposition Period, and received an extension of the REO
Disposition Period in the manner contemplated by Section 856(e)(3) of the Code.
If such an Opinion of Counsel is provided or

                                      -54-

such an exemption is obtained, the Trust may continue to hold such Mortgaged
Property (subject to any conditions contained in such Opinion of Counsel) for the applicable period. Notwithstanding any other provision of this Agreement, no
Mortgaged Property acquired by the Trust shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust in such a manner or pursuant to any terms that would (i) cause such
Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject any REMIC to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Servicer has agreed to indemnify and hold harmless the Trust with respect to the imposition of any such taxes. The Servicer shall identify to the Trustee any
Mortgaged Property relating to a Mortgage Loan held by the Trust for 30 months for which no plans to dispose of such Mortgaged Property by the Servicer have been made. After delivery of such identification, the Servicer shall proceed to dispose of any such Mortgaged Property by holding a commercially reasonable auction for such property.

      The income earned from the management of any REO Properties, net of reimbursement to the Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed
Servicing Fees, Periodic Advances and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans
(solely for the purposes of allocating principal and interest, interest shall be treated as accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Servicer Custodial Account. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Interest Rate on the related Mortgage Loan for such calendar month, such excess shall be considered to be a partial prepayment of principal of the related Mortgage Loan.

      The proceeds from any liquidation of a Mortgage Loan, as well as any income from an REO Property, will be applied in the following order of priority:
first, to reimburse the Servicer for any related unreimbursed Servicing Advances and Servicing Fees; second, to reimburse the Servicer for any unreimbursed
Periodic Advances and to reimburse the Servicer Custodial Account for any
Nonrecoverable Advances (or portions thereof) that were previously withdrawn by the Servicer pursuant to Section 3.11(a)(iii) that related to such Mortgage
Loan; third, to accrued and unpaid interest (to the extent no Periodic Advance has been made for such amount or any such Periodic Advance has been reimbursed)
on the Mortgage Loan or related REO Property, at the Mortgage Rate to the Due
Date occurring in the month in which such amounts are required to be distributed; and fourth, as a recovery of principal of the Mortgage Loan. Excess
Proceeds, if any, from the liquidation of a Liquidated Mortgage Loan will be retained by the Servicer as additional servicing compensation pursuant to
Section 3.17.

      (c)   The Servicer shall promptly notify the Depositor of any Mortgage
Loan which comes into default. The Depositor shall be entitled, at its option, to repurchase any such defaulted Mortgage Loan from the Trust Estate if (a) in the Depositor's judgment, the default is not likely to be cured by the Mortgagor and (b) such Mortgage Loan is 180 days or more delinquent. The purchase price for any such Mortgage Loan shall be 100% of the unpaid principal balance of such
Mortgage Loan plus accrued interest thereon at the Mortgage Interest

                                      -55-

Rate (less the Servicing Fee Rate for such Mortgage Loan) through the last day of the month in which such repurchase occurs. Upon the receipt of such purchase price, the Servicer shall provide to the Trustee or the Custodian the notification required by Section 3.15 and the Trustee or the Custodian shall promptly release to the Depositor the Mortgage File relating to the Mortgage
Loan being repurchased.

      Section 3.15. Trustee and Custodian to Cooperate; Release of Mortgage
      Files.

      Upon the payment in full of any Mortgage Loan, or the receipt by the
Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Trustee
(or, at the direction of the Trustee, the Custodian) by delivering, or causing to be delivered, two copies (one of which will be returned to the Servicer with the Mortgage File) of a Request for Release (which may be delivered in an electronic format acceptable to the Trustee and the Servicer). Upon receipt of such request, the Trustee or the Custodian, as applicable, shall within seven
Business Days release the related Mortgage File to the Servicer. The Trustee shall deliver to the Servicer the Mortgage Note with written evidence of cancellation thereon. If the Mortgage has been recorded in the name of MERS or its designee, the Servicer shall take all necessary action to reflect the release of the Mortgage on the records of MERS. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any
Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee or the Custodian, as applicable, shall, upon delivery to the Trustee (or, at the direction of the Trustee, the
Custodian) of a Request for Release signed by a Servicing Officer, release the
Mortgage File within seven Business Days to the Servicer. Subject to the further limitations set forth below, the Servicer shall cause the Mortgage File so released to be returned to the Trustee or the Custodian, as applicable, when the need therefor by the Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the Servicer Custodial
Account, in which case the Servicer shall deliver to the Trustee or the
Custodian, as applicable, a Request for Release, signed by a Servicing Officer.

      Upon prepayment in full of any Mortgage Loan or the receipt of notice that funds for such purpose have been placed in escrow, the Servicer shall give an instrument of satisfaction (or Assignment of Mortgage without recourse)
regarding the Mortgaged Property relating to such Mortgage Loan, which instrument of satisfaction or Assignment of Mortgage, as the case may be, shall be delivered to the Person entitled thereto against receipt of the prepayment in full. If the Mortgage is registered in the name of MERS or its designee, the
Servicer shall take all necessary action to reflect the release on the records of MERS. In lieu of executing such satisfaction or Assignment of Mortgage, or if another document is required to be executed by the Trustee, the Servicer may deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other

                                      -56-

remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

      Section 3.16. Documents, Records and Funds in Possession of the Servicer
      to be Held for the Trustee.

      The Servicer shall transmit to the Trustee or, at the direction of the
Trustee, the Custodian, as required by this Agreement all documents and instruments in respect of a Mortgage Loan serviced by it coming into the possession of the Servicer from time to time and shall account fully to the
Trustee for any funds received by the Servicer or which otherwise are collected by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any
Mortgage Loan. The documents constituting the Servicing File shall be held by the Servicer as custodian and bailee for the Trustee. All Mortgage Files and funds collected or held by, or under the control of, the Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Servicer Custodial Account, shall be held by the Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement.
The Servicer also agrees that it shall not knowingly create, incur or subject any Mortgage File or any funds that are deposited in the Servicer Custodial
Account, Certificate Account or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the
Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance created by the Servicer, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Servicer under this
Agreement.

      Section 3.17. Servicer Compensation.

      The Servicer shall be entitled out of each payment of interest on a
Mortgage Loan (or portion thereof) included in the Trust Estate to retain or withdraw from the Servicer Custodial Account an amount equal to the Servicing
Fee for such Distribution Date; provided, however, that the aggregate Servicing
Fee for the Servicer relating to the Mortgage Loans shall be reduced (but not below zero) by an amount equal to the Compensating Interest.

      Additional servicing compensation in the form of Excess Proceeds, prepayment penalties, assumption fees, late payment charges and all income and gain net of any losses realized from Permitted Investments and all other customary and ancillary income and fees shall be retained by the Servicer to the extent not required to be deposited in the Servicer Custodial Account pursuant to Section 3.09(b). The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this
Agreement.

                                      -57-

      Section 3.18. Modifications, Waivers, Amendments and Consents.

      (a)   Subject to this Section 3.18, the Servicer may agree to any modification, waiver, forbearance, or amendment of any term of any Mortgage Loan without the consent of the Trustee or any Certificateholder. All modifications, waivers, forbearances or amendments of any Mortgage Loan shall be in writing and shall be consistent with Customary Servicing Procedures.

      (b)   The Servicer shall not agree to enter into, and shall not enter into, any modification, waiver (other than a waiver referred to in Section 3.13, which waiver, if any, shall be governed by Section 3.13), forbearance or amendment of any term of any Mortgage Loan if such modification, waiver, forbearance, or amendment would:

            (i)     affect the amount or timing of any related payment of
      principal, interest or other amount payable thereunder;

            (ii)    in the Servicer's judgment, materially impair the security for such Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon; or

            (iii)   otherwise constitute a "significant modification" within the meaning of Treasury Regulations Section 1.860G-2(b);

unless (A) such Mortgage Loan is 90 days or more past due or (B) the Servicer delivers to the Trustee an Opinion of Counsel to the effect that such modification, waiver, forbearance or amendment would not affect the REMIC status of any REMIC and such modification, waiver, forbearance or amendment is reasonably likely to produce a greater recovery with respect to such Mortgage
Loan than would liquidation. Notwithstanding the foregoing, no Opinion of
Counsel need be delivered if the purpose of the modification is to reduce the
Monthly Payment on a Mortgage Loan as a result of a partial Principal Prepayment provided that the Mortgage Loan is fully amortized by its original maturity date. Subject to Customary Servicing Procedures, the Servicer may permit a forbearance for a Mortgage Loan which in the Servicer's judgment is subject to imminent default.

      (c)   Any payment of interest, which is deferred pursuant to any modification, waiver, forbearance or amendment permitted hereunder, shall not, for purposes hereof, including, without limitation, calculating monthly distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan or such modification, waiver or amendment so permit.

      (d)   The Servicer may, as a condition to granting any request by a
Mortgagor for consent, modification, waiver, forbearance or amendment, the granting of which is within the Servicer's discretion pursuant to the Mortgage
Loan and is permitted by the terms of this Agreement, require that such
Mortgagor pay to the Servicer, as additional servicing compensation, a reasonable or customary fee for the additional services performed in connection with such request, together with any related costs and expenses incurred by it, which amount shall be retained by the Servicer as additional servicing compensation.

      (e)   The Servicer shall notify the Trustee, in writing, of any
modification, waiver, forbearance or amendment of any term of any Mortgage Loan and the date thereof, and shall

                                      -58-

deliver to the Trustee (or, at the direction of the Trustee, the Custodian) for deposit in the related Mortgage File, an original counterpart of the agreement relating to such modification, waiver, forbearance or amendment, promptly (and in any event within ten Business Days) following the execution thereof;
provided, however, that if any such modification, waiver, forbearance or amendment is required by applicable law to be recorded, the Servicer (i) shall deliver to the Trustee (or, at the direction of the Trustee, the Custodian) a copy thereof and (ii) shall deliver to the Trustee (or, at the direction of the
Trustee, the Custodian) such document, with evidence of notification upon receipt thereof from the public recording office.

      Section 3.19. Advances.

      The Servicer shall determine on or before each Determination Date whether it is required to make a Periodic Advance pursuant to the definition thereof. If the Servicer determines it is required to make a Periodic Advance, it shall, on or before the Remittance Date, either (a) deposit into the Servicer Custodial
Account an amount equal to the Advance and/or (b) make an appropriate entry in its records relating to the Servicer Custodial Account that any portion of the
Amount Held for Future Distribution in the Servicer Custodial Account has been used by the Servicer in discharge of its obligation to make any such Periodic
Advance. Any funds so applied shall be replaced by the Servicer by deposit in the Servicer Custodial Account no later than the close of business on the
Business Day preceding the next Remittance Date. The Servicer shall be entitled to be reimbursed from the Servicer Custodial Account for all Advances of its own
funds made pursuant to this Section 3.19 as provided in Section 3.11. The obligation to make Periodic Advances with respect to any Mortgage Loan shall continue until the ultimate disposition of the REO Property or Mortgaged
Property relating to such Mortgage Loan. The Servicer shall inform the Trustee of the amount of the Periodic Advance to be made by it no later than the related
Remittance Date.

      The Servicer shall deliver to the Trustee on the related Remittance Date an Officer's Certificate of a Servicing Officer indicating the amount of any proposed Periodic Advance determined by the Servicer to be a Nonrecoverable
Advance. Notwithstanding anything to the contrary, the Servicer shall not be required to make any Periodic Advance or Servicing Advance that would be a
Nonrecoverable Advance.

      Section 3.20. Annual Statement of Compliance.

      Each of the Servicer and the Trustee shall deliver, and shall cause any
Additional Servicer engaged by it to deliver, or otherwise make available to the
Depositor and, in the case of the Servicer, to the Trustee (and the Trustee will forward to each Rating Agency), no later than March 15th of each calendar year beginning in 2007, an Officer's Certificate (each, a "Compliance Statement"), signed by an officer of such party, stating, as to the signer thereof, that (a)
a review of the activities of such party during the preceding calendar year or portion thereof and of performance of such party under this Agreement or such applicable agreement in the case of an Additional Servicer has been made under such officer's supervision and (b) to the best of such officers' knowledge, based on such review, such party has fulfilled all of its obligations under this
Agreement or such applicable agreement in the case of an Additional Servicer in all material respects throughout such year, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and

                                      -59-

the nature and status thereof. Such Compliance Statements shall contain no restrictions or limitations on its use. The obligations of the Servicer and the
Trustee under this Section apply to each entity that acted as Servicer or
Trustee, as applicable, during the applicable period, whether or not such entity is acting as Servicer or Trustee at the time such Compliance Statement is required to be delivered.

      In the event the Servicer or the Trustee is terminated or resigns pursuant to the terms of this Agreement, such party shall provide, and shall use its reasonable efforts to cause any Additional Servicer that resigns or is terminated under any applicable servicing agreement to provide, a Compliance
Statement pursuant to this Section 3.20 with respect to the period of time that the Servicer or the Trustee was subject to this Agreement or such applicable agreement in the case of an Additional Servicer or the period of time that the
Additional Servicer was subject to such other servicing agreement.

      Section 3.21. Assessments of Compliance and Attestation Reports.

      (a)   Each of the Servicer, the Trustee and the Custodian, each at its own expense, shall deliver, and shall cause each Servicing Function Participant engaged by it to deliver, or otherwise make available to the Depositor and the
Trustee on or before March 15th of each calendar year beginning in 2007, a report regarding such party's assessment of compliance with the Relevant
Servicing Criteria (each, an "Assessment of Compliance"), reasonably satisfactory to the Depositor and the Trustee, that contains (i) a statement by such party of its responsibility for assessing compliance with the Relevant
Servicing Criteria, (ii) a statement that such party used the Relevant Servicing
Criteria to assess compliance with the Relevant Servicing Criteria, (iii) such party's assessment of compliance with the Relevant Servicing Criteria as of and for the fiscal year covered by the Form 10-K required to be filed pursuant to
Section 3.22(c), including, if there has been any material instance of noncompliance with the Relevant Servicing Criteria, a discussion of each such failure and the nature and status thereof and (iv) a statement that a registered public accounting firm has issued an attestation report on such party's assessment of compliance with the Relevant Servicing Criteria as of and for such period.

      No later than February 1 of each fiscal year for the Trust for which a
Form 10-K is required to be filed, the Servicer, the Trustee and the Custodian shall each forward to the Depositor and the Trustee the name of each Servicing
Function Participant engaged by it and what Relevant Servicing Criteria will be addressed in the report on assessment of compliance prepared by such Servicing
Function Participant. When the Servicer, the Trustee and the Custodian (or any
Servicing Function Participant engaged by them) submit their assessments to the
Depositor and the Trustee, such parties will also at such time include the assessment (and attestation pursuant to Section 3.21(b)) of each Servicing
Function Participant engaged by it.

      Promptly after receipt of such Assessments of Compliance, the Trustee shall confirm that the Assessments of Compliance, taken individually, address the Relevant Servicing Criteria for each party as set forth on Exhibit M and notify the Depositor of any exceptions. None of such parties shall be required to deliver any such Assessments of Compliance until April 15 in any given year so long as it has received written confirmation from the Depositor that a Form
10-K is not required to be filed in respect of the Trust for the preceding calendar year.

                                      -60-

      (b)   Each of the Servicer, the Trustee and the Custodian, each at its own expense, shall cause, and shall cause each Servicing Function Participant engaged by it to cause, on or before March 15th of each calendar year beginning in 2007, a registered public accounting firm (which may also render other services to the Servicer, the Trustee, the Custodian or such other Servicing
Function Participants, as the case may be) and that is a member of the American
Institute of Certified Public Accountants to furnish a report (each, an
"Attestation Report") to the Depositor and the Trustee, to the effect that (i)
it has obtained a representation regarding certain matters from the management of such party, which includes an assertion that such party has complied with the
Relevant Servicing Criteria, and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board, it is expressing an opinion as to whether such party's compliance with the Relevant Servicing
Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding such party's assessment of compliance with the
Relevant Servicing Criteria. In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such
Attestation Report why it was unable to express such an opinion. Each such related Attestation Report shall be made in accordance with Rules 1-02(a)(3) and
2-02(g) of the Commission's Regulation S-X. Such Attestation Reports must be available for general use and not contain restricted use language.

      Promptly after receipt of such Attestation Reports, the Trustee shall confirm that each Assessment of Compliance is coupled with a related Attestation
Report and shall notify the Depositor of any exceptions. None of such parties shall be required to deliver or cause the delivery of such Attestation Reports until April 15 in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding fiscal year.

      (c)   In the event the Servicer, the Custodian or the Trustee is terminated or resigns pursuant to the terms of this Agreement, such party shall provide, and each such party shall cause any Servicing Function Participant engaged by it to provide, an Assessment of Compliance pursuant to this Section
3.21, coupled with an Attestation Report as required in this Section 3.21, with respect to the period of time that the Servicer or the Trustee was subject to this Agreement.

      Section 3.22. Reports to the Commission.

      (a)   The Trustee and the Servicer shall reasonably cooperate with the
Depositor in connection with the Trust's satisfying its reporting requirements under the Exchange Act. Without limiting the generality of the foregoing, the
Trustee shall prepare and file on behalf of the Trust any Form 8-K , Form 10-D and Form 10-K required by the Exchange Act and the rules and regulations of the
Commission thereunder, and the Depositor shall sign such Forms on behalf of the
Trust. Notwithstanding the previous sentence, the Depositor shall file the Form
8-K in connection with the filing of this Agreement.

      (b)   Within 15 days after each Distribution Date (subject to permitted extensions under the Exchange Act), the Trustee shall prepare and file on behalf of the Trust any Form 10-D required by the Exchange Act, in form and substance as required by the Exchange Act. The Trustee shall file each Form 10-D with a copy of the Monthly Statement for such Distribution Date attached thereto. Any disclosure in addition to the Monthly Statement for such Distribution

                                      -61-

Date that is required to be included on Form 10-D ("Additional Form 10-D
Disclosure") shall be reported by the parties set forth on Exhibit N to the
Depositor and the Trustee and approved by the Depositor pursuant to the following paragraph, and the Trustee will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure except as set forth in this Section 3.22(b).

      As set forth on Exhibit N hereto, within 5 calendar days after the related
Distribution Date, (i) the parties described on Exhibit R shall be required to provide to the Trustee (at cts.sec.notifications@wellsfargo.com with a copy by facsimile to 410-715-2380) and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible format, or in such other format as otherwise agreed upon by the Trustee and such party, any Additional Form 10-D
Disclosure, if applicable, together with an Additional Disclosure Notification in the form of Exhibit S and (ii) the Depositor shall approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional
Form 10-D Disclosure on Form 10-D. The Trustee shall compile all such information provided to it in a Form 10-D prepared by it. The Trustee has no duty under this Agreement to monitor or enforce the performance by the parties listed on Exhibit N of their duties under this paragraph or proactively solicit or procure from such parties any Additional Form 10-D Disclosure information.
The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Trustee in connection with including any Additional Form 10-D
Disclosure on Form 10-D pursuant to this paragraph.

      After preparing the Form 10-D, the Trustee shall forward electronically a copy of the Form 10-D to the Depositor for review. Within 2 Business Days prior to the 15th calendar day after the related Distribution Date, a duly authorized officer of the Depositor shall sign the Form 10-D and return an electronic or fax copy of such signed Form 10-D (with an original executed hard copy to immediately follow) to the Trustee. If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Trustee will follow the procedures set forth in Section 3.22(h)(ii). Promptly (but no later than 1
Business Day) after filing with the Commission, the Trustee will make available on its internet website a final executed copy of each Form 10-D prepared and filed by the Trustee. The signing party at the Depositor can be contacted at the address specified in Section 11.05. Each party to this Agreement acknowledges that the performance by the Trustee of its duties under this Section 3.22(b)
related to the timely preparation, arrangement for execution and filing of Form
10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 3.22(b) and also contingent on the Custodian and any Servicing Function Participant strictly observing deadlines no later than those set forth in this paragraph that are applicable to parties to this Agreement in the delivery to the Trustee of any necessary Additional Form 10-D Disclosure pursuant to any custodial agreement or any other applicable agreement. The Trustee shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, arrange for execution and/or timely file such Form 10-D, where such failure results from the Trustee's inability or failure to receive, on a timely basis, any information from any other party hereto or any Custodian or any Servicing Function Participant needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

                                      -62-

      (c)   On or prior to the 90th day after the end of each fiscal year of the
Trust or such earlier date as may be required by the Exchange Act (the "10-K
Filing Deadline") (it being understood that the fiscal year for the Trust ends on December 31st of each year), commencing in March 2007, the Trustee shall prepare and file on behalf of the Trust a Form 10-K, in form and substance as required by the Exchange Act. Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Trustee within the applicable time frames set forth in this Agreement:

            (i)     a Compliance Statement for the Servicer, the Trustee and
      each Additional Servicer (each, a "Reporting Servicer") as described under
      Section 3.20;

            (ii)    (A) the Assessment of Compliance for each Reporting.
      Servicer, as described under Section 3.21(a) and (c), and (B) if each
      Reporting Servicer's Assessment of Compliance identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if each Reporting Servicer's Assessment of Compliance is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included;
      provided, however, that the Trustee, at its discretion, may omit from the
      Form 10-K any Assessment of Compliance described in this clause (ii) or
      Attestation Report described in clause (iii) below that is not required to be filed with such Form 10-K pursuant to Regulation AB;

            (iii)   (A) the Attestation Report for each Reporting Servicer, as described under Section 3.21(b) and (c), and (B) if any Reporting
      Servicer's Attestation Report identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any Reporting Servicer's Attestation Report is not included as an exhibit to such Form 10-K, disclosure that such Attestation Report is not included and an explanation why such Attestation Report is not included;
      and

            (iv)    a Sarbanes-Oxley Certification, as described in Section
      3.22(e).

      Any disclosure or information in addition to (i) through (iv) above that is required to be included on Form 10-K ("Additional Form 10-K Disclosure")
shall, pursuant to the paragraph immediately below, be reported by the parties set forth on Exhibit O to the Depositor and the Trustee and approved by the
Depositor, and the Trustee will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure absent such reporting, direction and approval.

      As set forth on Exhibit O hereto, no later than March 1 of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in
2007, (i) the parties described in Exhibit O shall be required to provide to the
Trustee (at cts.sec.notifications@wellsfargo.com with a copy by facsimile to
410-715-2380) and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible format, or in such other format as otherwise agreed upon by the Trustee and such party, together with an Additional Disclosure
Notification in the form of Exhibit S and (ii) the Depositor shall approve, as to form and substance, or disapprove, as the case may be, the inclusion of the
Additional Form 10-K Disclosure on Form 10-K. The Trustee shall compile all such information provided to it in a Form 10-K prepared by it. The Trustee has no duty under this Agreement to monitor or

                                      -63-

enforce the performance by the parties listed on Exhibit O of their duties under this paragraph or proactively solicit or procure from such parties any
Additional Form 10-K Disclosure information. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Trustee in connection with including any Additional Form 10-K Disclosure on Form 10-K pursuant to this paragraph.

      After preparing the Form 10-K, the Trustee shall forward electronically a copy of the Form 10-K to the Depositor for review. No later than 5:00 p.m. New
York City time on the 4th Business Day prior to the 10-K Filing Deadline, a senior officer of the Depositor in charge of securitization shall sign the Form
10-K and return an electronic or fax copy of such signed Form 10-K (with an original executed hard copy to immediately follow) to the Trustee. If a Form
10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Trustee will follow the procedures set forth in Section 3.22(g).
Promptly (but no later than 1 Business Day) after filing with the Commission, the Trustee will make available on its internet website a final executed copy of each Form 10-K prepared and filed by the Trustee. The signing party at the
Depositor can be contacted at the address specified in Section 11.05. The parties to this Agreement acknowledge that the performance by the Trustee of its duties under this Section 3.22(c) related to the timely preparation, arrangement for execution and filing of Form 10-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this
Section 3.22(c), Section 3.22(e), Section 3.20 and Section 3.21 and is also contingent upon the Custodian and any Servicing Function Participant strictly observicing deadlines no later than those set forth in this paragraph that are applicable to the parties to this Agreement in the delivery to the Trustee of any necessary Additional Form 10-K Disclosure, any Compliance Statement, any
Assessment of Compliance and any Attestation Report pursuant to any custodial agreement or any other applicable agreement. The Trustee shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, arrange for execution and/or timely file such Form
10-K, where such failure results from the Trustee's inability or failure to receive, on a timely basis, any information from any other party hereto or any
Servicing Function Participant needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

      (d)   Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a "Reportable Event"), and if requested by the Depositor, the Trustee shall prepare and file on behalf of the
Trust any Form 8-K, as required by the Exchange Act, provided that the Depositor shall file the initial Form 8-Ks in connection with the issuance of the
Certificates. Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K other than the initial
Form 8-Ks filed in connection with the issuance of the Certificates ("Form 8-K
Disclosure Information") shall be reported by the parties set forth on Exhibit P to the Depositor and the Trustee and approved by the Depositor pursuant to the following paragraph, and the Trustee will have no duty or liability for any failure hereunder to determine or prepare any Form 8-K Disclosure Information or any Form 8-K, except as set forth in this Section 3.22(e).

      As set forth on Exhibit P hereto, no later than the end of business on the
2nd Business Day after the occurrence of a Reportable Event (i) the parties to this transaction shall be required to provide to the Trustee (at
cts.sec.notifications@wellsfargo.com with a copy by facsimile to

                                      -64-

410-715-2380) and to the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible format, or in such other format as otherwise agreed upon by the Trustee and such party, any Form 8-K Disclosure Information, if applicable, together with an Additional Disclosure Notification in the form of
Exhibit S and (ii) the Depositor shall approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure
Information. The Trustee shall compile all such information provided to it in a
Form 8-K prepared by it. The Trustee has no duty under this Agreement to monitor or enforce the performance by the parties listed on Exhibit P of their duties under this paragraph or proactively solicit or procure from such parties any
Form 8-K Disclosure Information. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Trustee in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this paragraph.

      After preparing the Form 8-K, the Trustee shall forward electronically a draft copy of the Form 8-K to the Depositor for review. No later than the close of business on the 3rd Business Day after the Reportable Event, the Depositor shall notify the Trustee of any changes to or approval of such Form 8-K. No later than Noon New York City time on the 4th Business Day after the Reportable
Event, a duly authorized officer of the Depositor shall sign the Form 8-K and return an electronic or fax copy of such signed Form 8-K (with an original executed hard copy to immediately follow) to the Trustee. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the
Trustee will follow the procedures set forth in Section 3.22(h)(ii). Promptly
(but no later than 1 Business Day) after filing with the Commission, the Trustee will make available on its internet website a final executed copy of each Form
8-K prepared and filed by the Trustee. The signing party at the Depositor can be contacted at the address specified in Section 11.05. The parties to this
Agreement acknowledge that the performance by the Trustee of its duties under this Section 3.22(d) related to the timely preparation, arrangement for execution and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this
Section 3.22(d) and is also contingent upon the Custodian and any Servicing
Function Participant strictly observing deadlines no later than those set forth in this paragraph that are applicable to the parties to this Agreement in the delivery to the Trustee of any necessary From 8-K Disclosure Information
Pursuant to any custodial agreement or any other applicable agreement. The
Trustee shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, arrange for execution and/or timely file such Form 8-K, where such failure results from the Trustee's inability or failure to receive, on a timely basis, any information from any other party hereto or any Custodian or any Servicing Function Participant needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

      (e)   Each Form 10-K shall include a certification (the "Sarbanes-Oxley
Certification"), exactly as set forth in Exhibit Q attached hereto, required to be included therewith pursuant to the Sarbanes-Oxley Act. The Trustee shall provide, and shall cause any Servicing Function Participant engaged by it to provide, to the Person who signs the Sarbanes-Oxley Certification (the
"Certifying Person"), by March 15th of each year in which the Trust is subject to the reporting requirements of the Exchange Act and otherwise within a reasonable period of time upon request, a certification (each, a "Back-up
Certification"), in the form attached hereto as Exhibit R, upon which the
Certifying Person, the entity for which the

                                      -65-

Certifying Person acts as an officer, and such entity's officers, directors and
Affiliates (collectively with the Certifying Person, "Certification Parties")
can reasonably rely. The senior officer of the Depositor in charge of securitization shall serve as the Certifying Person on behalf of the Trust. Such officer of the Certifying Person can be contacted at the address specified in
Section 11.05. In the event the Trustee or any Servicing Function Participant engaged by it is terminated or resigns pursuant to the terms of this Agreement, or any applicable sub-servicing agreement, as the case may be, such party shall provide a Back-up Certification to the Certifying Person pursuant to this
Section 3.22(e) with respect to the period of time it was subject to this
Agreement or any applicable sub-servicing agreement, as the case may be.

      (f)   Upon any filing with the Commission prepared and filed by the
Trustee, the Trustee shall promptly deliver or make available to the Depositor a copy of any such executed report, statement or information.

      (g)   (i)     The obligations set forth in paragraphs (a) through (f) of this Section shall only apply with respect to periods for which reports are required to be filed with respect to the Trust under the Exchange Act. On or prior to January 30 of the first year in which the Trustee is able to do so under applicable law, unless otherwise requested by the Depositor, the Trustee shall prepare and file with the Commission a Form 15 Suspension Notification executed by the Depositor with respect to the Trust. At the beginning of the calendar year after the filing of a Form 15 Suspension Notification, if the
Depositor or the Certificate Registrar determines that the number of
Certificateholders of the Offered Certificates of record exceeds the number set forth in Section 15(d) of the Exchange Act or the regulations promulgated pursuant thereto which would cause the Trust to again become subject to the reporting requirements of the Exchange Act, it shall promptly notify the Trustee and the Trustee shall recommence preparing and filing reports on Form 8-K, 10-D and 10-K as required pursuant to this Section and the then-current reporting requirements of the Exchange Act and the parties hereto will again have the obligations set forth in paragraphs (a) through (f) of this Section.

            (ii)    In the event that the Trustee is unable to timely file with the Commission all or any required portion of any Form 8-K, 10-D or 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Trustee will immediately electronically notify the Depositor of such inability to make a timely filing with the Commission. In the case of Form
      10-D and 10-K, the Depositor and the Trustee will cooperate to prepare and file a Form 12b-25 and a 10-D/A and 10-K/A as applicable, pursuant to Rule
      12b-25 of the Exchange Act. In the case of Form 8-K, the Trustee will, upon receipt of all required Form 8-K Disclosure Information and upon the approval and direction of the Depositor, include such disclosure information on the next Form 10-D. In the event that any previously filed
      Form 8-K, 10-D or 10-K needs to be amended, the Trustee will notify the
      Depositor and such other parties to the transaction are as affected by such amendment, and such parties agree to cooperate to prepare any necessary 8-K/A, 10-D/A or 10-K/A. Any Form 15, Form 12b-25 or any
      amendment to Form 8-K, 10-D or 10-K shall be signed by a duly authorized officer (and a senior officer with respect to the Form 10-K) of the
      Depositor. The parties to this Agreement acknowledge that the performance by the Trustee of its duties under this Section 3.22(g) related to the timely preparation, arrangement for execution and filing of

                                      -66-

      Form 15, a Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K is contingent upon each such party performing its duties under this Section
      3.22(g). The Trustee shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, arrange for execution and/or timely file any such Form 15, Form
      12b-25 or any amendments to Forms 8-K, 10-D or 10-K, where such failure results from the Trustee's inability or failure to receive, on a timely basis, any information from any other party hereto or any Custodian or
      Servicing Function Participant needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or
      10-K, not resulting from its own negligence, bad faith or willful misconduct.

      (h)   Notwithstanding the provisions of Section 11.01, this Section 3.22 may be amended without the consent of the Certificateholders.

                                   ARTICLE IV

                             SERVICER'S CERTIFICATE

      Section 4.01. Servicer's Certificate.

      Each month, not later than 12:00 noon Eastern time on the 18th calendar day of such month (or if such day is not a Business Day, the following Business
Day), the Servicer shall deliver to the Trustee, a Servicer's Certificate
(containing the data elements set forth on Exhibit T in a format mutually acceptable to the Servicer and the Trustee) certified by a Servicing Officer setting forth the information necessary in order for the Trustee to perform its obligations under this Agreement. The Trustee may conclusively rely upon the information contained in a Servicer's Certificate delivered by the Servicer for all purposes hereunder and shall have no duty to verify or re-compute any of the information contained therein.

                                    ARTICLE V

       PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS; REMIC ADMINISTRATION

      Section 5.01. Distributions.

      On each Distribution Date, based solely on the information in the
Servicer's Certificates, the Trustee shall distribute or be deemed to distribute, as applicable, out of the Certificate Account or the Upper-Tier
Certificate Sub-Account, as applicable (to the extent funds are available therein), to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register or
(b) upon written request by the Holder of a Certificate (other than a Residual
Certificate), by wire transfer or by such other means of payment as such
Certificateholder and the Trustee shall agree upon, such Certificateholder's
Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth below in Section 5.02.

                                      -67-

      None of the Holders of any Class of Certificates, the Depositor, the
Servicer or the Trustee shall in any way be responsible or liable to Holders of any Class of Certificates in respect of amounts properly previously distributed on any such Class.

      Amounts distributed with respect to any Class of Certificates shall be applied first to the distribution of interest thereon and then to principal thereon.

      Section 5.02. Priorities of Distributions.

      (a)   On each Distribution Date, based solely on the information contained in the Servicer's Certificate, the Trustee shall withdraw from the
Certificate Account (to the extent funds are available therein) (1) to the extent not previously paid, the amount payable to the Trustee pursuant to
Section 3.11(b)(2) and shall pay such funds to itself and (2) the Pool
Distribution Amount for each Loan Group, in an amount specified in written notice received by the Trustee from the Servicer no later than the Business Day following the related Determination Date, and shall apply such funds, first, to distributions in respect of the Uncertificated Lower-Tier Interests and then to the Uncertificated Subsidiary Lower-Tier Interests as specified in this Section
5.02(a) and to the Class 1-A-R Certificate, and then to distributions on the
Certificates (other than the Class 1-A-R Certificate). Distributions shall be made on the Certificates in the following order of priority and to the extent of such funds, paying the Senior Certificates of each Group solely from the applicable Pool Distribution Amount and paying the Subordinate Certificates solely from the combined remaining Pool Distribution Amounts for all Loan
Groups, in the following order of priority and to the extent of such funds:

            (i)     to each Class of Senior Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class and any shortfall being allocated among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall;

            (ii)    to each Class of Senior Certificates, in an aggregate amount up to the Senior Principal Distribution Amount for such Group, such distribution to be allocated among such Classes in accordance with Section
      5.02(b);

            (iii)   to each Class of Subordinate Certificates, subject to
      paragraph (d) below, in the following order of priority:

                    (A)   to the Class B-1 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                    (B)   to the Class B-1 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                    (C)   to the Class B-2 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                                      -68-

                    (D)   to the Class B-2 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                    (E)   to the Class B-3 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                    (F)   to the Class B-3 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                    (G)   to the Class B-4 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                    (H)   to the Class B-4 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                    (I)   to the Class B-5 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                    (J)   to the Class B-5 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                    (K)   to the Class B-6 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                    (L)   to the Class B-6 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero; and

            (iv)    to the Holder of the Class 1-A-R Certificate, any amounts
      remaining in the Upper-Tier Certificate Sub-Account, the Subsidiary
      Lower-Tier Certificate Sub-Account, the Lower-Tier Certificate Sub-Account
      and any remaining Pool Distribution Amounts.

      No Class of Certificates will be entitled to any distributions with respect to the amount payable pursuant to clause (ii) of the definition of
"Interest Distribution Amount" after its Class Certificate Balance has been reduced to zero.

      All distributions in respect of the Interest Distribution Amount for a
Class will be applied first with respect to the amount payable pursuant to clause (i) of the definition of "Interest Distribution Amount" and second with respect to the amount payable pursuant to clause (ii) of such definition.

      On each Distribution Date, the Trustee shall distribute any Reimbursement
Amount sequentially to the Classes of Certificates then outstanding which bore the loss to which such Reimbursement Amount relates beginning with the most senior of such Classes of Certificates,

                                      -69-

up to, with respect to each Class, the amount of loss borne by such Class. Any
Reimbursement Amount remaining after the application described in the preceding sentence shall be included in the Pool Distribution Amount for the applicable
Loan Group.

      Distributions on the Uncertificated Lower-Tier Interests. On each
Distribution Date, interest shall be distributed in respect of each
Uncertificated Lower-Tier Interest at the pass-through rate thereon, as described in the fourth succeeding paragraph. For purposes of calculating the interest distributable in respect of each Uncertificated Lower-Tier Interest and any Distribution Date, Non-Supported Interest Shortfalls and Relief Act
Reductions related to a Loan Group shall be allocated to the related
Uncertificated Lower-Tier Interests pro rata based on, and to the extent of, one month's interest at the then applicable pass-through rate on such Uncertificated
Lower-Tier Interest. Any Non-Supported Interest Shortfalls and Relief Act
Reductions allocated to the Uncertificated Lower-Tier Interests pursuant to this paragraph shall be (a) from Non-Supported Interest Shortfalls and Relief Act
Reductions allocated to Loan Group 1 in the case of Uncertificated Lower-Tier
Interests beginning with the numeral "1," (b) from Non-Supported Interest
Shortfalls and Relief Act Reductions allocated to Loan Group 2 in the case of
Uncertificated Lower-Tier Interests beginning with the numeral "2," (c) from
Non-Supported Interest Shortfalls and Relief Act Reductions allocated to Loan
Group 3 in the case of Uncertificated Lower-Tier Interests beginning with the numeral "3" and (d) from Non-Supported Interest Shortfalls and Relief Act
Reductions allocated to Loan Group 4 in the case of Uncertificated Lower-Tier
Interests beginning with the numeral "4."

      On each Distribution Date, distributions of principal with respect to the
Uncertificated Lower-Tier Interests shall be made first, to the Class 1-LS
Interest, Class 2-LS Interest, Class 3-LS Interest and Class 4-LS Interest so as
to keep their principal balances equal to 0.1% of the Group Subordinate Amount for Loan Group 1, Loan Group 2, Loan Group 3 and Loan Group 4, respectively
(except that if any such excess is a larger number than in the preceding distribution period, the least amount of principal shall be distributed to the
Class 1-LS Interest, Class 2-LS Interest, Class 3-LS Interest and Class 4-LS
Interest such that the Subordinate Balance Ratio is maintained); and second, any remaining principal to the Class 1-L Interest, Class 2-L Interest, Class 3-L
Interest and Class 4-L Interest. Any distributions made to the Uncertificated
Lower-Tier Interests pursuant to this paragraph shall be made (a) from the Pool
Distribution Amount for Loan Group 1 to Uncertificated Lower-Tier Interests
beginning with the numeral "1," (b) from the Pool Distribution Amount for Loan
Group 2 to Uncertificated Lower-Tier Interests beginning with the numeral "2,"
(c) from the Pool Distribution Amount for Loan Group 3 to Uncertificated
Lower-Tier Interests beginning with the numeral "3" and (d) from the Pool
Distribution Amount for Loan Group 4 to Uncertificated Lower-Tier Interests
beginning with the numeral "4."

      Realized Losses shall be applied after all distributions have been made on each Distribution Date first, to the Class 1-LS Interest, Class 2-LS Interest,
Class 3-LS Interest and Class 4-LS Interest, so as to keep their principal balances equal to 0.1% of the Group Subordinate Amount for Loan Group 1, Loan
Group 2, Loan Group 3 and Loan Group 4, respectively (except that if any such excess is a larger number than in the preceding distribution period, the least amount of Realized Losses shall be allocated to the Class 1-LS Interest, Class
2-LS Interest, Class 3-LS Interest and Class 4-LS Interest such that the
Subordinate Balance Ratio is maintained); and second, the remaining Realized
Losses shall be allocated to the Class 1-L Interest, Class 2-L Interest, Class
3-L Interest and Class 4-L Interest. Any

                                      -70-

Realized Losses allocated to the Uncertificated Lower-Tier Interests pursuant to this paragraph shall be (a) from Realized Losses allocated to Loan Group 1 in the case of Uncertificated Lower-Tier Interests beginning with the numeral "1,"
(b) from Realized Losses allocated to Loan Group 2 in the case of Uncertificated
Lower-Tier Interests beginning with the numeral "2," (c) from Realized Losses allocated to Loan Group 3 in the case of Uncertificated Lower-Tier Interests beginning with the numeral "3" and (d) from Realized Losses allocated to Loan
Group 4 in the case of Uncertificated Lower-Tier Interests beginning with the numeral "4." Recoveries and Reimbursement Amounts shall be applied to the
Uncertificated Lower-Tier Interests in a manner analogous to the application of
Realized Losses to the Uncertificated Lower-Tier Interests.

      As of any date, the aggregate principal balance of the Class 1-L Interest and the Class 1-LS Interest shall equal the aggregate Stated Principal Balance of Loan Group 1. As of any date, the aggregate principal balance of the Class
2-L Interest and the Class 2-LS Interest shall equal the aggregate Stated
Principal Balance of Loan Group 2. As of any date, the aggregate principal balance of the Class 3-L Interest and the Class 3-LS Interest shall equal the aggregate Stated Principal Balance of Loan Group 3. As of any date, the aggregate principal balance of the Class 4-L Interest and the Class 4-LS
Interest shall equal the aggregate Stated Principal Balance of Loan Group 4.

      The pass-through rate with respect to the Class 1-L Interest and the Class
1-LS Interest shall be the Net WAC for the Group 1 Mortgage Loans. The pass-through rate with respect to the Class 2-L Interest and the Class 2-LS
Interest shall be the Net WAC for the Group 2 Mortgage Loans. The pass-through rate with respect to the Class 3-L Interest and the Class 3-LS Interest shall be the Net WAC for the Group 3 Mortgage Loans. The pass-through rate with respect to the Class 4-L Interest and the Class 4-LS Interest shall be the Net WAC for the Group 4 Mortgage Loans. Amounts distributed to the Uncertificated Lower-Tier
Interests in respect of principal and interest with respect to any Distribution
Date are referred to herein collectively as the "Lower-Tier Distribution
Amount."

      Distributions on the Uncertificated Subsidiary Lower-Tier Interests. On
each Distribution Date, each Uncertificated Subsidiary Lower-Tier Interest shall receive distributions in respect of principal in an amount equal to the amount of principal distributed to its respective Corresponding Upper-Tier Class or
Classes as provided herein and shall have its prinicipal balance increased in the event of Recoveries in an amount equal to any such increase in the Class
Certificate Balance of the respective Corresponding Upper-Tier Class or Classes pursuant to Section 5.03(b). On each Distribution Date, each Uncertificated
Subsidiary Lower-Tier Interest shall receive distributions in respect of interest in an amount equal to the Interest Distribution Amount in respect of its Corresponding Upper-Tier Class or Classes as reduced by Non-Supported
Interest Shortfalls and Relief Act Reductions to the extent actually distributed thereon. Such amounts distributed to the Uncertificated Subsidiary Lower-Tier
Interests in respect of principal and interest with respect to any Distribution
Date are referred to herein collectively as the "Subsidiary Lower-Tier
Distribution Amount."

      As of any date, the principal balance of each Uncertificated Subsidiary
Lower-Tier Interest equals the aggregate of the Class Certificate Balances of the respective Corresponding Upper-Tier Class or Classes. The initial principal balance of each Uncertificated Subsidiary

                                      -71-

Lower-Tier Interest equals the aggregate of the Initial Class Certificate
Balances of the respective Corresponding Upper-Tier Class or Classes.

      The pass-through rate with respect to the Class 1-A-SL1 Interest and the
Class 1-A-SLR Interest shall be the weighted average of the Class 1-L Interest and the Class 1-LS Interest. The pass-through rate with respect to the Class
2-A-SL1 Interest shall be the weighted average of the Class 2-L Interest and the
Class 2-LS Interest. The pass-through rate with respect to the Class 3-A-SL1
Interest shall be the weighted average of the Class 3-L Interest and the Class
3-LS Interest. The pass-through rate with respect to the Class 4-A-SL1 Interest shall be the weighted average of the Class 4-L Interest and the Class 4-LS
Interest. The pass-through rate with respect to the Class 4-A-SL1 Interest shall be the Net WAC for the Group 4 Mortgage Loans. The pass-through rate with respect to the Class B-SL1 Interest, Class B-SL2 Interest, Class B-SL3 Interest,
Class B-SL4 Interest, Class B-SL5 Interest and Class B-SL6 Interest shall be the weighted average of the Class 1-LS Interest, Class 2-LS Interest, the Class 3-LS
Interest and the Class 4-LS Interest.

      (b)   (i)     With respect to the Group 1 Senior Certificates:

                    On each Distribution Date prior to the Senior Credit Support
            Depletion Date, the amount distributable to the Group 1 Senior
            Certificates pursuant to Section 5.02(a)(ii) for such Distribution
            Date, will be distributed, sequentially, as follows:

                          first, to the Class 1-A-R Certificate, until its Class
                    Certificate Balance has been reduced to zero; and

                          second, concurrently, to the Class 1-A-1 and Class
                    1-A-2 Certificates, pro rata, until their Class Certificate
                    Balances have been reduced to zero.

            (ii)    With respect to the Group 2 Senior Certificates:

                    On each Distribution Date prior to the Senior Credit Support
            Depletion Date, the amount distributable to the Group 2 Senior
            Certificates pursuant to Section 5.02(a)(ii) for such Distribution
            Date, will be distributed concurrently, to the Class 2-A-1 and Class
            2-A-2 Certificates, pro rata, until their Class Certificate Balances have been reduced to zero.

            (iii)   With respect to the Group 3 Senior Certificates:

                    On each Distribution Date prior to the Senior Credit Support
            Depletion Date, the amount distributable to the Group 3 Senior
            Certificates pursuant to Section 5.02(a)(ii) for such Distribution
            Date, will be distributed concurrently, to the Class 3-A-1 and Class
            3-A-2 Certificates, pro rata, until their Class Certificate Balances have been reduced to zero.

            (iv)    With respect to the Group 4 Senior Certificates:

                                      -72-

                    On each Distribution Date prior to the Senior Credit Support
            Depletion Date, the amount distributable to the Group 4 Senior
            Certificates pursuant to Section 5.02(a)(ii) for such Distribution
            Date, will be distributed concurrently, to the following classes of
            Group 4 Senior Certificates, concurrently, as follows:

                    (A)   95.5612796394%, sequentially, as follows:

                          (1)   to the Class 4-A-1 Certificates, until their
                    Class Certificate Balance has been reduced to zero;

                          (2)   to the Class 4-A-2 Certificates, until their
                    Class Certificate Balance has been reduced to zero;

                          (3)   to the Class 4-A-3 Certificates, until their
                    Class Certificate Balance has been reduced to zero; and

                    (B)   4.4387203606% to the Class 4-A-4 Certificates,
            until their Class Certificate Balance has been reduced to zero.

            (v)     On each Distribution Date on or after the Senior Credit
      Support Depletion Date, notwithstanding the allocation and priority set forth above, the portion of the Pool Distribution Amount with respect to a
      Loan Group available to be distributed as principal of the Senior
      Certificates of the Related Group shall be distributed concurrently, as principal, on such Classes, pro rata, on the basis of their respective
      Class Certificate Balances, until the Class Certificate Balances thereof are reduced to zero.

            (vi)    Notwithstanding the foregoing, on each Distribution Date
      prior to the Senior Credit Support Depletion Date but on or after the date on which the aggregate Class Certificate Balance of the Senior
      Certificates of any Group has been reduced to zero, amounts otherwise distributable from the Unscheduled Principal Amounts with respect to the
      Related Loan Group on the Subordinate Certificates will be paid as principal to the remaining classes of Senior Certificates of the other
      Groups in accordance with the priorities set forth for the applicable
      Group in clause (i), (ii), (iii) or (iv) above, provided that on such
      Distribution Date (a) the Total Subordinate Percentage for such
      Distribution Date is less than twice the initial Total Subordinate
      Percentage or (b) the outstanding principal balance of all Mortgage Loans
      (including, for this purpose, any Mortgage Loans in foreclosure or any REO
      Property and any Mortgage Loan for which the mortgagor has filed for bankruptcy) delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Subordinate Certificates, is greater than or equal to 50%. If the
      Senior Certificates of two or more Groups remain outstanding, the distributions described above will be made to the Senior Certificates of such Groups, pro rata, in proportion to the aggregate Class Certificate
      Balance of the Senior Certificates of each such Group. In addition, after giving effect to the second preceding sentence, if on any Distribution
      Date the aggregate Class Certificate Balance of the Senior Certificates of
      a Group is greater than the Adjusted Pool Amount of the Related Loan Group
      (any such Group, the "Undercollateralized Group" and any such excess, the
      "Undercollateralized Amount"),

                                      -73-

      all amounts otherwise distributable as principal on the Subordinate
      Certificates pursuant to Sections 5.02(a)(iii)(L), (J), (H), (F), (D) and
      (B), in that order, will be paid as principal to the Senior Certificates of the Undercollateralized Group in accordance with the priorities set forth for the applicable Group above under (i), (ii), (iii) or (iv) until the aggregate Class Certificate Balance of the Senior Certificates of the
      Undercollateralized Group equals the Adjusted Pool Amount of the Related
      Loan Group. Also, the amount of any Class Unpaid Interest Shortfalls with respect to the Undercollateralized Group (including any Class Unpaid
      Interest Shortfalls for such Distribution Date) will be paid to the
      Undercollateralized Group prior to the payment of any Undercollateralized
      Amount from amounts otherwise distributable as principal on the
      Subordinate Certificates pursuant to Sections 5.02(a)(iii)(L), (J), (H),
      (F), (D) and (B) and, in that order; such amount will be paid to the
      Senior Certificates of such Undercollateralized Group up to their Interest
      Distribution Amounts for such Distribution Date. If two or more Groups are
      Undercollateralized Groups, the distributions described above will be made, pro rata, in proportion to the amount by which the aggregate Class
      Certificate Balance of the Senior Certificates of each such Group exceeds the Adjusted Pool Amount of the Related Loan Group.

      (c)   On each Distribution Date, Accrued Certificate Interest for each
Class of Certificates for such Distribution Date shall be reduced by such
Class's pro rata share, based on such Class's Interest Distribution Amount for such Distribution Date, without taking into account the allocation made by this
Section 5.02(c), of (A) Non-Supported Interest Shortfalls, (B) on and after the related Senior Credit Support Depletion Date, any other Realized Loss on the
Mortgage Loans in the Related Loan Group allocable to interest and (C) Relief
Act Reductions incurred on the Mortgage Loans during the Prior Period.

      (d)   Notwithstanding the priority and allocation contained in Section
5.02(a)(iii), if with respect to any Class of Subordinate Certificates on any
Distribution Date, (i) the aggregate of the Class Certificate Balances immediately prior to such Distribution Date of all Classes of Subordinate
Certificates which have a higher numerical Class designation than such Class, divided by (ii) the aggregate Pool Stated Principal Balance for all Loan Groups immediately prior to such Distribution Date (for each Class, the "Fractional
Interest") is less than the Original Fractional Interest for such Class, no distribution of principal in respect of clause (ii) of the Subordinate Principal
Distribution Amounts will be made to any Classes of Subordinate Certificates which have a higher numerical Class designation than such Class (the "Restricted
Classes") and the Class Certificate Balances of the Restricted Classes of
Subordinate Certificates will not be used in determining the Pro Rata Share for the Subordinate Certificates that are not Restricted Classes. If the aggregate
Class Certificate Balances of the Subordinate Certificates that are not
Restricted Classes are reduced to zero, notwithstanding the previous sentence, any funds remaining will be distributed sequentially to the Subordinate
Certificates that are Restricted Classes of such Related Group in order of their respective numerical Class designations (beginning with the Class of Subordinate
Certificates that is a Restricted Class then outstanding with the lowest numerical Class designation).

                                      -74-

      Section 5.03. Allocation of Losses.

      (a)   On or prior to each Determination Date, the Servicer shall inform the Trustee in writing with respect to each Mortgage Loan: (1) whether any
Realized Loss is a Deficient Valuation or a Debt Service Reduction, (2) of the
amount of such loss or Deficient Valuation, or of the terms of such Debt Service
Reduction and (3) of the total amount of Realized Losses on the Mortgage Loans in each Loan Group. Based on such information, the Trustee shall determine the total amount of Realized Losses on the Mortgage Loans in each Loan Group with respect to the related Distribution Date. Realized Losses shall be allocated to the Certificates by a reduction in the Class Certificate Balances of the designated Classes pursuant to the operation of Section 5.03(b).

      (b)   The Class Certificate Balance of the Class of Subordinate
Certificates then outstanding with the highest numerical Class designation shall be reduced or increased on each Distribution Date by the amount, if any, necessary such that the aggregate of the Class Certificate Balances of all outstanding Classes of Senior Certificates and Subordinate Certificates (after giving effect to the amount to be distributed as a distribution of principal on such Distribution Date) equals the sum of the Adjusted Pool Amounts for such
Distribution Date.

      After the Senior Credit Support Depletion Date, the Class Certificate
Balances of the Senior Certificates of each Group in the aggregate shall be reduced or increased on each Distribution Date by the amount, if any, necessary such that the aggregate of the Class Certificate Balances of all outstanding
Classes of Senior Certificates of such Group (after giving effect to the amount to be distributed as a distribution of principal on such Distribution Date)
equals the Adjusted Pool Amount for the Related Loan Group for such Distribution
Date.

      Any such reduction or increase shall be allocated among the Senior
Certificates of such Group based on the Class Certificate Balances immediately prior to such Distribution Date until the Class Certificate Balances thereof have been reduced to zero.

      (c)   Any reduction or increase in the Class Certificate Balance of a
Class of Certificates pursuant to Section 5.03(b) above shall be allocated among the Certificates of such Class in proportion to their respective Percentage
Interests.

      (d)   The calculation of the amount to be distributed as principal to any
Class of Subordinate Certificates with respect to a Distribution Date (the
"Calculated Principal Distribution") shall be made prior to the allocation of any Realized Losses for such Distribution Date; provided, however, the actual payment of principal to the Classes of Subordinate Certificates shall be made subsequent to the allocation of Realized Losses for such Distribution Date. In the event that after the allocation of Realized Losses for a Distribution Date, the Calculated Principal Distribution for a Class of Subordinate Certificates is
greater than the Class Certificate Balance of such Class, the excess shall be distributed (i) first, sequentially, to the Classes of Subordinate Certificates then outstanding (beginning with the Class of Subordinate Certificates then outstanding with the lowest numerical designation) until the respective Class
Certificate Balance of each such Class is reduced to zero and (ii) then to the
Senior Certificates of such Group, pro rata, in accordance with the priorities set forth in Section 5.02.

                                      -75-

      (e)   After the Senior Credit Support Depletion Date:

            (i)     On any Distribution Date on which the Class 1-A-2 Loss
      Allocation Amount is greater than zero, the Class Certificate Balance of the Class 1-A-2 Certificates will be reduced by the Class 1-A-2 Loss
      Allocation Amount and, notwithstanding Section 5.03(b), the Class
      Certificate Balance of the Class 1-A-1 Certificates will not be reduced by the Class 1-A-2 Loss Allocation Amount.

      Any increase in the Class Certificate Balance allocated to the Class 1-A-1
Certificates pursuant to Section 5.03(b) will instead increase the Class
Certificate Balance of the Class 1-A-2 Certificates.

            (ii)    On any Distribution Date on which the Class 2-A-2 Loss
      Allocation Amount is greater than zero, the Class Certificate Balance of the Class 2-A-2 Certificates will be reduced by the Class 2-A-2 Loss
      Allocation Amount and, notwithstanding Section 5.03(b), the Class
      Certificate Balance of the Class 2-A-1 Certificates will not be reduced by the Class 2-A-2 Loss Allocation Amount.

      Any increase in the Class Certificate Balance allocated to the Class 2-A-1
Certificates pursuant to Section 5.03(b) will instead increase the Class
Certificate Balance of the Class 2-A-2 Certificates.

            (iii)   On any Distribution Date on which the Class 3-A-2 Loss
      Allocation Amount is greater than zero, the Class Certificate Balance of the Class 3-A-2 Certificates will be reduced by the Class 3-A-2 Loss
      Allocation Amount and, notwithstanding Section 5.03(b), the Class
      Certificate Balance of the Class 3-A-1 Certificates will not be reduced by the Class 3-A-2 Loss Allocation Amount.

      Any increase in the Class Certificate Balance allocated to the Class 3-A-1
Certificates pursuant to Section 5.03(b) will instead increase the Class
Certificate Balance of the Class 3-A-2 Certificates.

            (iv)    On any Distribution Date on which the Class 4-A-4 Loss
      Allocation Amount is greater than zero, the Class Certificate Balance of the Class 4-A-4 Certificates will be reduced by the Class 4-A-4 Loss
      Allocation Amount and, notwithstanding Section 5.03(b), the Class
      Certificate Balances of the Class 4-A-1, Class 4-A-2 and Class 4-A-3
      Certificates will not be reduced by the Class 4-A-4 Loss Allocation
      Amount.

      Any increase in the Class Certificate Balances allocated to the Class
4-A-1, Class 4-A-2 or Class 4-A-3 Certificates pursuant to Section 5.03(b) will instead increase the Class Certificate Balance of the Class 4-A-4 Certificates.

      (f)   Notwithstanding any other provision of this Section 5.03, no Class
Certificate Balance of a Class will be increased on any Distribution Date such that the Class Certificate Balance of such Class exceeds its Initial Class
Certificate Balance less all distributions of principal previously distributed in respect of such Class on prior Distribution Dates.

                                      -76-

      (g)   With respect to any Distribution Date, Realized Losses allocated pursuant to this Section 5.03 will be allocated to each Uncertificated
Lower-Tier REMIC Interest as described in Section 5.02(a) and to each
Uncertificated Subsidiary Lower-Tier Interest in an amount equal to the Realized
Losses allocated to such Uncertificated Subsidiary Lower-Tier Interest's
Corresponding Upper-Tier Class or Classes.

      Section 5.04. Statements to Certificateholders.

      (a)   Prior to the Distribution Date in each month, based upon the information provided to the Trustee on the Servicer's Certificate delivered to the Trustee pursuant to Section 4.01, the Trustee shall determine the following information with respect to such Distribution Date:

            (i)     the actual Distribution Date, the related Record Date and
      the Interest Accrual Period for each Class for such Distribution Date;

            (ii)    for each Loan Group, the related Pool Distribution Amount;

            (iii)   for each Loan Group, the amount of the Pool Distribution
      Amount allocable to principal, separately identifying the aggregate amount of any Principal Prepayments, Liquidation Proceeds and other components included therein;

            (iv)    for each Loan Group, the amount of the Pool Distribution
      Amount allocable to interest, any Class Unpaid Interest Shortfall included in such distribution and any remaining Class Unpaid Interest Shortfall after giving effect to such distribution;

            (v)     if the distribution to the Holders of such Class of
      Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

            (vi)    the Class Certificate Balance of each Class of Certificates before and after giving effect to the distribution of principal on such
      Distribution Date;

            (vii)   for each Loan Group, the Pool Stated Principal Balance for the preceding Distribution Date and the related Distribution Date;

            (viii)  for each Loan Group, the Senior Percentage, the Senior
      Prepayment Percentage, the Subordinate Percentage and the Subordinate
      Prepayment Percentage for such Distribution Date;

            (ix)    the Total Senior Percentage and the Total Subordinate
      Percentage for such Distribution Date;

            (x)     the amount of the Servicing Fee paid to or retained by the
      Servicer with respect to each Loan Group and such Distribution Date and the amount of the Trustee Fee paid to or retained by the Trustee with respect to each Loan Group and such Distribution Date;

                                      -77-

            (xi)    the Pass-Through Rate for each such Class of Certificates
      with respect to such Distribution Date;

            (xii)   for each Loan Group, the amount of Periodic Advances
      included in the distribution on such Distribution Date and the aggregate amount of Periodic Advances outstanding as of the close of business on the
      Determination Date immediately preceding such Distribution Date;

            (xiii)  for each Loan Group, the number and aggregate principal amounts of Mortgage Loans (A) delinquent (exclusive of Mortgage Loans in foreclosure or bankruptcy) 1 to 30 days, 31 to 60 days, 61 to 90 days and
      91 or more days, (B) in foreclosure, as of the close of business on the last day of the calendar month preceding such Distribution Date and (C) in bankruptcy, as of the close of business on the last day of the calendar month preceding such Distribution Date;

            (xiv)   for each Loan Group, with respect to any Mortgage Loans that became REO Properties during the preceding calendar month, the aggregate number of such Mortgage Loans and the aggregated Stated Principal Balance of such Mortgage Loans as of the close of business on the Determination
      Date preceding such Distribution Date and the date of acquisition of the
      REO Properties;

            (xv)    for each Loan Group, the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

            (xvi)   for each Loan Group, the aggregate amount of Realized Losses incurred during the preceding calendar month;

            (xvii)  for each Loan Group, the Reimbursement Amount;

            (xviii) for each Loan Group, the amount of Recoveries;

            (xix)   for each Loan Group, the number of Mortgage Loans at the end of the applicable reporting period, and the Net WAC and weighted average remaining term;

            (xx)    unless such information is otherwise set forth in the Form
      10-D relating to such Distribution Date and provided that the Trustee is reasonably able to include such information in the statement, material breaches of Mortgage Loan representations and warranties of which the
      Trustee has knowledge or has received written notice; and

            (xxi)   unless such information is otherwise set forth in the Form
      10-D relating to such Distribution Date and provided that the Trustee is reasonably able to include such information in the statement, material breaches of any covenants under this Agreement of which the Trustee has knowledge or has received written notice.

      For all purposes of this Agreement, with respect to any Mortgage Loan, delinquencies shall be determined and reported based on the so-called "MBA"
methodology for determining delinquencies on mortgage loans similar to the
Mortgage Loans. By way of example, a

                                      -78-

Mortgage Loan would be delinquent with respect to a Scheduled Payment due on a
Due Date if such Scheduled Payment is not made by the close of business on the
Mortgage Loan's next succeeding Due Date, and a Mortgage Loan would be more than
30-days Delinquent with respect to such Scheduled Payment if such Scheduled
Payment were not made by the close of business on the Mortgage Loan's second succeeding Due Date.

      (b)   No later than each Distribution Date, the Trustee, based upon information supplied to it on the Servicer's Certificate, shall make available to each Holder of a Certificate, each Rating Agency and the Servicer a statement setting forth the information set forth in Section 5.04(a).

      In the case of information furnished pursuant to clauses (iii) and (iv) of
Section 5.04(a), the amounts shall be expressed as a dollar amount per
Certificate with a $1,000 denomination.

      On each Distribution Date, the Trustee shall prepare and make available to each Financial Market Service, in electronic or such other format and media mutually agreed upon by the Trustee, the Financial Market Service and the
Depositor, the information contained in the statement described in Section
5.04(a) for such Distribution Date (a "Monthly Statement").

      The Trustee will make the Monthly Statement to Certificateholders (and, at its option, any additional files containing the same information in an alternative format) available each month to Certificateholders, and other parties to this Agreement via the Trustee's Internet website. The Trustee's
Internet website shall initially be located at "www.ctslink.com." Assistance in using the website can be obtained by calling the Trustee's customer service desk at (301) 815-6600. Parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Trustee shall have the right to change the way the Monthly Statements to Certificateholders are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Trustee shall provide timely and adequate notification to all above parties regarding any such changes.

      Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was the Holder of a Certificate, if requested in writing by such Person, a statement containing the information set forth in clauses (iii) and (iv) of
Section 5.04(a), in each case aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in force.

      The Trustee shall deliver to the Holders of Certificates any reports or information the Trustee is required by this Agreement or the Code, Treasury
Regulations or REMIC Provisions to deliver to the Holders of Certificates, and the Trustee shall prepare and provide to the Certificateholders (by mail, telephone, or publication as may be permitted by applicable Treasury
Regulations) such other reasonable information as the Trustee deems necessary or appropriate or is required by the Code, Treasury Regulations, and the REMIC
Provisions including, but not limited to, (i) information to be reported to the
Holder of the Residual Certificate for quarterly

                                      -79-

notices on Schedule Q (Form 1066) (which information shall be forwarded to the
Holder of the Residual Certificate by the Trustee), (ii) information to be provided to the Holders of Certificates with respect to amounts which should be included as interest and original issue discount in such Holders' gross income and (iii) information to be provided to all Holders of Certificates setting forth the percentage of each REMIC's assets, determined in accordance with
Treasury Regulations using a convention, not inconsistent with Treasury
Regulations, selected by the Trustee in its absolute discretion, that constitute real estate assets under Section 856 of the Code, and assets described in
Section 7701(a)(19)(C) of the Code; provided, however, that in setting forth the percentage of such assets of each REMIC, nothing contained in this Agreement, including without limitation Section 7.03 hereof, shall be interpreted to require the Trustee periodically to appraise the fair market values of the assets of the Trust Estate or to indemnify the Trust Estate or any
Certificateholders from any adverse federal, state or local tax consequences associated with a change subsequently required to be made in the Depositor's initial good faith determinations of such fair market values (if subsequent determinations are required pursuant to the REMIC Provisions) made from time to time.

      Section 5.05. Tax Returns and Reports to Certificateholders.

      (a)   For federal income tax purposes, each REMIC shall have a calendar year taxable year and shall maintain its books on the accrual method of accounting.

      (b)   The Trustee shall prepare or cause to be prepared, shall execute and shall file or cause to be filed with the Internal Revenue Service and applicable state or local tax authorities income tax and information returns for each taxable year with respect to each REMIC containing such information at the times and in the manner as may be required by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to each REMIC and the Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby.
Within 30 days of the Closing Date, the Trustee shall obtain for each REMIC a taxpayer identification number on Form SS-4 and any similarly required state or local forms or as otherwise permitted by the Internal Revenue Service, and shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 and any similarly required state or local forms or as otherwise required by the
Code or the Treasury Regulations, the name, title, address and telephone number of the person that Holders of the Certificates may contact for tax information relating thereto, together with such additional information at the time or times and in the manner required by the Code or the Treasury Regulations. Such federal, state, or local income tax and information returns shall be signed by the Trustee, or such other Person as may be required to sign such returns by the
Code, the Treasury Regulations or state or local tax laws, regulations, or rules.

      (c)   In the first federal income tax return (and any similar required state or local income tax returns) of each REMIC for its short taxable year ending December 31, 2006, REMIC status shall be elected for such taxable year and all succeeding taxable years.

      (d)   The Trustee will maintain or cause to be maintained such records relating to each REMIC, including but not limited to records relating to the income, expenses, assets and liabilities of the Trust Estate, and the initial fair market value and adjusted basis of the Trust Estate property and assets determined at such intervals as may be required by the Code or the

                                      -80-

Treasury Regulations, as may be necessary to prepare the foregoing returns, schedules, statements or information.

      Section 5.06. Tax Matters Person.

      The Tax Matters Person shall have the same duties with respect to the applicable REMIC as those of a "tax matters partner" under Subchapter C of
Chapter 63 of Subtitle F of the Code. The Holder of the Class 1-A-R Certificate
is hereby designated as the Tax Matters Person for each of the Upper-Tier REMIC and the Lower-Tier REMICs. By its acceptance of the Class 1-A-R Certificate, such Holder irrevocably appoints the Trustee as its agent to perform all of the duties of the Tax Matters Person for the Upper-Tier REMIC and the Lower-Tier
REMICs.

      Section 5.07. Rights of the Tax Matters Person in Respect of the Trustee.

      The Trustee shall afford the Tax Matters Person, upon reasonable notice during normal business hours, access to all records maintained by the Trustee in respect of its duties hereunder and access to officers of the Trustee responsible for performing such duties. Upon request, the Trustee shall furnish the Tax Matters Person with its most recent report of condition published pursuant to law or to the requirements of its supervisory or examining authority publicly available. The Trustee shall make available to the Tax Matters Person such books, documents or records relating to the Trustee's services hereunder as the Tax Matters Person shall reasonably request. The Tax Matters Person shall not have any responsibility or liability for any action or failure to act by the
Trustee and is not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

      Section 5.08. REMIC Related Covenants.

      For as long as any REMIC created hereunder shall exist, the Trustee, the
Depositor and the Servicer shall act in accordance herewith to assure continuing treatment of each REMIC created hereunder as a REMIC and avoid the imposition of tax on each REMIC created hereunder. In particular:

      (a)   The Trustee shall not create, or permit the creation of, any
"interests" in any REMIC within the meaning of Code Section 860D(a)(2) other than the interests represented by the Regular Certificates, the Residual
Certificate, the Uncertificated Lower-Tier Interests and the Uncertificated
Subsidiary Lower-Tier Interests.

       (b)  Except as otherwise provided in the Code, (i) the Depositor and the
Servicer shall not contribute to the Trust Estate and the Trustee shall not accept property unless substantially all of the property held in each REMIC constitutes either "qualified mortgages" or "permitted investments" as defined in Code Sections 860G(a)(3) and (5), respectively, and (ii) no property shall be contributed to any REMIC after the start-up day unless such contribution would not subject the Trust Estate to the 100% tax on contributions to a REMIC after the start-up day of such REMIC imposed by Code Section 860G(d).

      (c)   The Trustee shall not accept on behalf of any REMIC any fee or other compensation for services and neither the Trustee nor the Servicer shall knowingly accept, on

                                      -81-

behalf of the Trust Estate any income from assets other than those permitted to be held by a REMIC.

      (d)   The Trustee shall not sell or permit the sale of all or any portion of the Mortgage Loans (other than in accordance with Sections 2.02 and 2.04), unless such sale is pursuant to a "qualified liquidation" of the applicable
REMIC as defined in Code Section 860F(a)(4)(A) and in accordance with Article X.

      (e)   The Trustee shall  maintain  books with respect to the Trust and each REMIC on a calendar year taxable year and on an accrual basis.

      Neither the Servicer nor the Trustee shall engage in a "prohibited transaction" (as defined in Code Section 860F(a)(2)), except that, with the prior written consent of the Servicer and the Depositor, the Trustee may engage in the activities otherwise prohibited by the foregoing paragraphs (b), (c) and
(d); provided that the Servicer shall have delivered to the Trustee an Opinion of Counsel to the effect that such transaction will not result in the imposition of a tax on any REMIC created hereunder and will not disqualify any such REMIC from treatment as a REMIC; and, provided further, that the Servicer shall have demonstrated to the satisfaction of the Trustee that such action will not adversely affect the rights of the Holders of the Certificates and the Trustee and that such action will not adversely impact the rating of the Certificates.
Neither the Servicer nor the Trustee shall, unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the
Servicer, reasonably foreseeable, permit any modification with respect to any
Mortgage Loan that would (i) change the Mortgage Rate, defer or forgive the payment thereof of any principal or interest payments, reduce the Scheduled
Principal Balance (except for actual payments of principal) or extend the final maturity date with respect to such Mortgage Loan, (ii) affect adversely the status of any REMIC as a REMIC or (iii) cause any REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC
Provisions. Further, neither the Servicer nor the Trustee shall permit any modification with respect to any Mortgage Loan that would both (x) effect an exchange or reissuance of such Mortgage Loan under Section 1.860G-2(b) of the
Treasury regulations and (y) cause any REMIC constituting part of the Trust
Estate to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the
REMIC Provisions.

      Section 5.09. Servicer and Trustee Indemnification.

      In the event that any REMIC created hereunder fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC
Provisions due solely to (i) the negligent performance by the Trustee of its duties and obligations set forth herein or (ii) any state, local or franchise taxes imposed upon the Trust Estate as a result of the location of the Trustee or any co-trustee, the Trustee shall indemnify the Trust Estate against any and all losses, claims, damages, liabilities or expenses ("Losses") resulting from such negligence, including, without limitation, any reasonable attorneys' fees imposed on or incurred as a result of a breach of the Trustee's or any co-trustee's covenants.

                                      -82-

      In the event that any REMIC created hereunder fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC
Provisions due solely to (i) the negligent performance by the Servicer of its duties and obligations set forth herein or (ii) any state, local or franchise taxes imposed upon the Trust Estate as a result of the location of the Servicer, the Servicer shall indemnify the Trust Estate against any and all Losses resulting from such negligence, including, without limitation, any reasonable attorneys' fees imposed on or incurred as a result of a breach of the Servicer's covenants.

                                   ARTICLE VI

                                THE CERTIFICATES

      Section 6.01. The Certificates.

      The Classes of Senior Certificates and the Subordinate Certificates shall be substantially in the forms set forth in Exhibits A-1A1, A-1A2, A-1AR, A-2A1,
A-2A2, A-3A1, A-3A2, A-4A1, A-4A2, A-4A3, A-4A4, B-B1, B-B2, B-B3, B-B4, B-B5,
B-B6 and C (reverse of all Certificates) and shall, on original issue, be executed by the Trustee and shall be authenticated and delivered by the Trustee to or upon the order of the Depositor upon receipt by the Trustee (or a
Custodian on its behalf) of the documents specified in Section 2.01. The Classes of Certificates shall be available to investors in minimum denominations of initial Certificate Balance and integral multiples in excess thereof set forth in the Preliminary Statement. The Senior Certificates (other than the Class
1-A-R Certificate) and the Class B-1, Class B-2 and Class B-3 Certificates shall initially be issued in book-entry form through the Depository and delivered to the Depository or, pursuant to the Depository's instructions on behalf of the
Depository to, and deposited with, the Certificate Custodian, and all other
Classes of Certificates shall initially be issued in definitive, fully-registered form.

      The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer or signatory. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the execution and delivery of such
Certificates or did not hold such offices or positions at the date of such
Certificate. No Certificate shall be entitled to any benefit under this
Agreement, or be valid for any purpose, unless such Certificate shall have been manually authenticated by the Trustee substantially in the form provided for herein, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

      Section 6.02. Registration of Transfer and Exchange of Certificates.

      (a)   The Trustee shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Trustee is located a Certificate
Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall

                                      -83-

initially serve as Certificate Registrar for the purpose of registering
Certificates and transfers and exchanges of Certificates as herein provided.

      (b)   At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class, tenor and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute and the Trustee shall authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate
Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or its attorney duly authorized in writing.

      (c)   (i)     Except as provided in paragraph (c)(iii) below, the
Book-Entry Certificates shall at all times remain registered in the name of the
Depository or its nominee and at all times: (A) registration of the Book-Entry
Certificates may not be transferred by the Trustee except to another Depository;
(B) the Depository shall maintain book-entry records with respect to the
Certificate Owners and with respect to ownership and transfers of such
Book-Entry Certificates; (C) ownership and transfers of registration of the
Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (D) the Depository may collect its usual and customary fees, charges and expenses from its Depository
Participants; (E) the Trustee shall deal with the Depository as the representative of the Certificate Owners of the Book-Entry Certificates for
purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of the Depository shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and
(F) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository
Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            (ii)    All transfers by Certificate Owners of Book-Entry
      Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such
      Certificate Owner. Each Depository Participant shall only transfer
      Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the
      Depository's normal procedures.

            (iii)   If the Depository advises the Trustee in writing that the
      Depository is no longer willing or able to properly discharge its responsibilities as Depository, and the Trustee or the Depositor is unable to locate a qualified successor, the Trustee shall notify all Certificate
      Owners, through the Depository, of the occurrence of such event and of the availability of definitive, fully-registered Certificates (the "Definitive
      Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository (or by the Certificate Custodian, if it holds such Class on behalf of the
      Depository), accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. None of the Servicer, the Depositor or the Trustee shall be liable for any delay in delivery of such instruction and may conclusively rely on, and shall be protected in relying on, such instructions. The

                                      -84-

      Depositor shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive
      Certificates. Upon the issuance of Definitive Certificates, the Trustee shall recognize the Holders of the Definitive Certificates as
      Certificateholders hereunder.

      (d)   No transfer of a Private Certificate shall be made unless such transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless such transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the
Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of
Counsel shall not be an expense of the Trustee or the Depositor and (ii) the
Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached hereto as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached hereto either as Exhibit G-2A or as Exhibit
G-2B, which certificates shall not be an expense of the Trustee or the
Depositor; provided that the foregoing requirements under clauses (i) and (ii)
shall not apply to a transfer of a Private Certificate between or among the
Depositor, the Sponsor, their affiliates or both. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferees designated by any such Holder, information regarding the related Certificates and the
Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such certificate without registration thereof under the 1933 Act pursuant to the registration exemption provided by Rule 144A. The Holder of a Private
Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      (e)   No transfer of an ERISA Restricted Certificate shall be made unless the transferee delivers to the Trustee either (i) a representation letter substantially in the form of Exhibit H from the transferee of such Certificate, which representation letter shall not be an expense of the Depositor, the
Trustee or the Servicer, or (ii) in the case of any ERISA Restricted Certificate
(other than a Class 1-A-R Certificate) presented for registration in the name of an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code, or any federal, state or local law
("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), or a trustee or custodian of any of the foregoing, an Opinion of Counsel in form and substance satisfactory to the Trustee to the effect that the purchase or holding of such ERISA Restricted Certificate by or on behalf of such Plan will not constitute or result in a non-exempt prohibited transaction within the meaning of ERISA, Section 4975 of the Code or Similar Law and will not subject the Trustee, the Depositor or the Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Trustee or the Servicer. Any transferee of an
ERISA Restricted Certificate that does not comply with either clause (i) or (ii)
of the preceding sentence will be deemed to have made one of the representations set forth in Exhibit H. For purposes of clause (i) of the second preceding sentence, such representation shall be deemed to have been made to the
Certificate Registrar by the acceptance by a Certificate Owner of a Book-Entry
Certificate of

                                      -85-

the beneficial interest in any such Class of ERISA-Restricted Certificates, unless the Certificate Registrar shall have received from the transferee an alternative representation or an Opinion of Counsel acceptable in form and substance to the Depositor. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA Restricted Certificate to or on behalf of a Plan without the delivery to the Trustee of an Opinion of Counsel satisfactory to the Trustee as described above shall be void and of no effect.

      Neither the Trustee nor the Certificate Registrar shall have any liability for transfers of Book-Entry Certificates made through the book-entry facilities of the Depository or between or among any Depository Participants or Certificate
Owners, made in violation of applicable restrictions. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository
Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate
Owners.

      To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 6.02 or for making any payments due on such
Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

      (f)   Each Person who has or who acquires any Ownership Interest in a
Residual Certificate shall be deemed by the acceptance or acquisition of such
Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual
Certificate are expressly subject to the following provisions:

            (i)     Each Person holding or acquiring any Ownership Interest in a
      Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a
      Permitted Transferee.

            (ii)    No Person shall acquire an Ownership Interest in a Residual
      Certificate unless such Ownership Interest is a pro rata undivided interest.

            (iii)   In connection with any proposed transfer of any Ownership
      Interest in a Residual Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit substantially in the form of Exhibit I hereto from the proposed transferee.

            (iv)    Notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the
      Trustee has actual knowledge that the proposed transferee is not a
      Permitted Transferee, no transfer of any Ownership Interest in a Residual
      Certificate to such proposed transferee shall be effected.

            (v)     No Ownership Interest in a Residual Certificate may be
      purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds such Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal

                                      -86-

      Revenue Service Form W-8ECI (or successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes.

            (vi)    Any attempted or purported transfer of any Ownership
      Interest in a Residual Certificate in violation of the provisions of this
      Section 6.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section 6.02, become a Holder of a Residual
      Certificate, then the prior Holder of such Residual Certificate that is a
      Permitted Transferee shall, upon discovery that the registration of transfer of such Residual Certificate was not in fact permitted by this
      Section 6.02, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate. The
      Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this
      Section 6.02 or for making any distributions due on such Residual
      Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the transfer was registered in accordance with this Section 6.02. The Trustee shall be entitled to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual Certificate. Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the prior Holder of such Residual Certificate that is a Permitted Transferee.

            (vii)   If any Person other than a Permitted Transferee acquires any
      Ownership Interest in a Residual Certificate in violation of the restrictions in this Section 6.02, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal
      Revenue Service, and to the Persons specified in Section 860E(e)(3) and
      (6) of the Code, information needed to compute the tax imposed under
      Section 860E(e) of the Code on transfers of residual interests to disqualified organizations. The expenses of the Trustee under this clause
      (vii) shall be reimbursable by the Trust.

            (viii)  No Ownership Interest in a Residual Certificate shall be acquired by a Plan or any Person acting on behalf of a Plan.

      (g)   No service charge shall be imposed for any transfer or exchange of
Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

      (h)   All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

                                      -87-

      Section 6.03. Mutilated, Destroyed, Lost or Stolen Certificates.

      If (a) any mutilated Certificate is surrendered to the Certificate
Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Trustee, the Depositor and the Certificate Registrar such security or indemnity reasonably satisfactory to each, to save each of them harmless, then, in the absence of actual notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding.
Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

      Section 6.04. Persons Deemed Owners.

      Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Servicer, the Trustee, the Certificate Registrar and any
agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar
may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section
5.01 and for all other purposes whatsoever, and none of the Depositor, the
Servicer, the Trustee, the Certificate Registrar or any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary.

                                   ARTICLE VII

                         THE DEPOSITOR AND THE SERVICER

      Section 7.01. Respective Liabilities of the Depositor and the Servicer.

      The Depositor and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Servicer herein. By way of illustration and not limitation, the Depositor is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by Section 8.01 to assume any obligations of the Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

      Section 7.02. Merger or Consolidation of the Depositor or the Servicer.

      The Depositor and the Servicer will each keep in full effect its existence, rights and franchises as a separate entity under the laws governing its organization, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this

                                      -88-

Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

      Any Person into which the Depositor or the Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or the Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Servicer, shall be the successor of the
Depositor or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC.

      In connection with the succession to the Servicer under this Agreement by any Person (i) into which the Servicer may be merged or consolidated or (ii)
which may be appointed as a successor to the Servicer, the Servicer shall notify the Depositor of such succession or appointment and shall furnish to the
Depositor and the Trustee in writing and in form and substance reasonably satisfactory to the Depositor and the Trustee, all information reasonably necessary for the Trustee to accurately and timely report, pursuant to Section
3.22(d), the event under Item 6.02 of Form 8-K pursuant to the Exchange Act (if such reports under the Exchange Act are required to be filed under the Exchange
Act).

      Section 7.03. Limitation on Liability of the Depositor, the Servicer and
      Others.

      None of the Depositor, the Servicer or any of the directors, officers, employees or agents of the Depositor or of the Servicer shall be under any liability to the Trust Estate or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this
Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or of the Servicer shall be indemnified by the Trust Estate and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this
Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither of the Depositor nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the
Depositor or the Servicer may in its discretion undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal

                                      -89-

expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate (except any expenses, costs or liabilities incurred as a result of any breach of representations or warranties of the related party or by reason of willful misfeasance, bad faith or gross negligence in the performance of duties of such party hereunder or by reason of reckless disregard of obligations and duties of such party hereunder), and the Depositor and the Servicer shall each be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the
Servicer Custodial Account as provided by Section 3.11.

      Section 7.04. Depositor and Servicer Not to Resign.

      Subject to the provisions of Section 7.02, neither the Depositor nor the
Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Depositor or the Servicer shall be evidenced by an Opinion of
Counsel to such effect delivered to the Trustee. No such resignation by the
Servicer shall become effective until the Trustee or a successor Servicer shall have assumed the Servicer's responsibilities and obligations in accordance with
Section 8.05 hereof.

                                  ARTICLE VIII

                                     DEFAULT

      Section 8.01. Events of Default.

      If any one of the following events ("Events of Default") shall occur and be continuing:

      (a)   any failure by the Servicer to remit amounts to the Trustee for deposit in the Certificate Account which continues unremedied for a period of two days; or

      (b)   failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this Agreement, which covenants and agreements continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or the Depositor, or to the Servicer, the
Depositor and the Trustee by the Holders of Certificates evidencing Voting
Rights aggregating not less than 25% of all Certificates affected thereby; or

      (c)   the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings against the
Servicer, or for the winding up or liquidation of the Servicer's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

      (d)   the consent by the Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to substantially all of its property; or

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the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

      (e)   failure by the Servicer to duly perform, within the required time period, its obligations under Section 3.20, Section 3.21 or Section 3.22; or

      (f)   failure by the Servicer to make a Periodic Advance required to be made by it pursuant to Section 3.19 which failure continues unremedied at 3:00
P.M. New York time on the Business Day prior to the related Distribution Date.

then, (i) in the case of an Event of Default described in clauses (a) through
(e) hereof, so long as such Event of Default is actually known by a Responsible
Officer of the Trustee and shall not have been remedied by the Servicer, the
Trustee may, and at the direction of the Holders of Certificates evidencing
Voting Rights aggregating not less than 51% of all Certificates affected thereby shall, by notice then given in writing to the Servicer (and to the Depositor), terminate all of the rights and obligations of the Servicer under this
Agreement; and (ii) in the case of an Event of Default described in clause (f)
hereof, so long as such event is known by a Responsible Officer of the Trustee, the Trustee shall, by notice to the Servicer, terminate all of the rights and obligations of the Servicer under this Agreement and in and to the Mortgage
Loans and proceeds thereof (other than the Servicer's right to recovery of the aggregate Servicing Fees due prior to the date of termination and other right to recovery of the aggregate Servicing Fees due prior to the date of termination and other expenses and amounts advanced pursuant to the terms of this Agreement, which rights the Servicer will retain under all circumstances) and the Trustee or a successor Servicer appointed pursuant to Section 8.05 shall make the
Periodic Advance which the Servicer failed to make. On or after the receipt by the Servicer of such written notice and subject to Section 8.05, all authority and power of the Servicer under this Agreement, whether with respect to the
Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 8.01 and Section 8.05(a), unless and until such time as the Trustee shall appoint a successor Servicer pursuant to Section 8.05, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Mortgage Loans and related documents, or otherwise, including, without limitation, the recordation of the assignments of the
Mortgage Loans to it. The Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that have been deposited by the
Servicer in the Servicer Custodial Account or thereafter received by the
Servicer with respect to the Mortgage Loans. Upon obtaining notice or knowledge of the occurrence of any Event of Default, the Person obtaining such notice or knowledge shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each
Rating Agency. All costs and expenses (including attorneys' fees) incurred in connection with transferring the Mortgage Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this
Section 8.01 shall be paid by the predecessor Servicer. Notwithstanding the termination of the Servicer pursuant hereto, the Servicer shall remain liable for any causes of action arising out of any Event

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of Default occurring prior to such termination, subject to the terms and conditions of this Agreement.

      Section 8.02. Remedies of Trustee.

      During the continuance of any Event of Default, so long as such Event of
Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 8.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders
(including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

      Section 8.03. Directions by Certificateholders and Duties of Trustee
      During Event of Default.

      During the continuance of any Event of Default, Holders of Certificates evidencing Voting Rights aggregating not less than 25% (or such other percentage as may be required herein) of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the
Trustee under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (a) the conducting or defending of any administrative action or litigation hereunder or in relation hereto, and (b) the terminating of the Servicer or any successor
Servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section
9.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, based upon an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would subject the Trustee to a risk of personal liability or be unjustly prejudicial to the non-assenting
Certificateholders.

      Section 8.04. Action upon Certain Failures of the Servicer and upon Event of Default.

      In the event that a Responsible Officer of the Trustee shall have actual knowledge of any failure of the Servicer specified in Section 8.01(a) or (b)
which would become an Event of Default upon such Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to the Servicer. If a Responsible Officer of the Trustee shall have knowledge of an Event of
Default, the Trustee shall give prompt written notice thereof to the
Certificateholders in accordance with Section 8.01.

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      Section 8.05. Trustee to Act; Appointment of Successor.

      (a)   Within 90 days of the time the Servicer receives a notice of termination pursuant to Section 8.01, the Trustee (or other named successor)
shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof and thereof, as applicable, or shall appoint a successor pursuant to Section 3.07.
Notwithstanding the foregoing, (i) the parties hereto agree that the Trustee, in its capacity as successor Servicer, immediately will assume all of the obligations of the Servicer to make Advances under this Agreement, (ii) the
Trustee, in its capacity as successor Servicer, shall not be responsible for the lack of information and/or documents that it cannot obtain through reasonable efforts and (iii) under no circumstances shall any provision of this Agreement be construed to require the Trustee (a) acting in its capacity as successor to the Servicer in its obligation to make advances (including Advances pursuant to
Section 3.19) to advance, expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder if it shall have reasonable grounds for believing that such funds are non-recoverable, (b) to be liable for any losses of the Servicer or any acts or omissions of the predecessor Servicer hereunder, (c) to be obligated to make Advances if it is prohibited from doing so by applicable law, (d) to be obligated to effectuate repurchases or substitutions of the Mortgage Loans hereunder or (e) to be obligated to perform any obligation of the Servicer under Section 3.20, Section
3.21 or Section 3.22 with respect to any period of time during which the Trustee was not the Servicer. Subject to Section 8.05(b), as compensation therefor, the
Trustee shall be entitled to such compensation as the terminated Servicer would have been entitled to hereunder if no such notice of termination had been given, except for those amounts due to the Servicer as reimbursement for Advances previously made or amounts previously expended and are otherwise reimbursable hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the terminated Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder;
provided, however, that any such institution appointed as successor Servicer shall not, as evidenced in writing by each Rating Agency, adversely affect the then current rating of any Class of Certificates immediately prior to the termination of the terminated Servicer. The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer, nor shall any successor Servicer be liable for any acts or omissions of the predecessor
Servicer or for any breach by the Servicer of any of its representations or warranties contained herein or in any related document or agreement. Pending appointment of a successor to the terminated Servicer hereunder, unless the
Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as provided above. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. All Servicing Transfer Costs shall be paid by the predecessor
Servicer upon presentation of reasonable documentation of such costs, and if such predecessor Servicer defaults in its obligation to pay such costs, such costs shall be paid by the successor Servicer or the Trustee (in which case the successor Servicer or the Trustee shall be entitled to reimbursement therefor from the assets of the Trust).

                                      -93-

      (b)   In connection with the appointment of a successor Servicer or the assumption of the duties of the Servicer, as specified in Section 8.05(a), the
Trustee may make such arrangements for the compensation of such successor as it and such successor shall agree, not to exceed the Servicer compensation hereunder.

      (c)   Any successor, including the Trustee, to the Servicer as servicer shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.03.

      Section 8.06. Notification to Certificateholders.

      Upon any termination or appointment of a successor to the Servicer pursuant to this Article VIII, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the
Certificate Register and to each Rating Agency.

                                   ARTICLE IX

                                   THE TRUSTEE

      Section 9.01. Duties of Trustee.

      (a)   The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement as duties of the Trustee. In case an Event of Default has occurred of which a Responsible Officer of the Trustee shall have actual knowledge (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a reasonably prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

      The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the
Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement; provided, however, that the
Trustee shall not be responsible for the accuracy of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Servicer or the Depositor hereunder.

      (b)   No provision of this Agreement shall be construed to relieve the
Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misfeasance; provided, however, that:

            (i)     Prior to the occurrence of an Event of Default, and after
      the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as

                                      -94-

      are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Depositor or the Servicer and which on their face, do not contradict the requirements of this Agreement;

            (ii)    The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible
      Officers of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

            (iii)   The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders as provided in Section
      8.03;

            (iv)    The Trustee shall not be charged with knowledge of any
      default or Event of Default under Section 8.01 unless a Responsible
      Officer of the Trustee obtains actual knowledge of such default or Event of Default or any Responsible Officer of the Trustee receives written notice of such default or Event of Default at its Corporate Trust Office from the Servicer, the Depositor or any Certificateholder; and

            (v)     Except to the extent provided in Section 8.05, no provision in this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity or security satisfactory to it against such risk or liability is not reasonably assured to it.

      (c)   Subject to the conditions set forth in this Section 9.01(c), the
Trustee is permitted to utilize one or more Subcontractors to perform certain of its obligations hereunder. The Trustee shall promptly upon request provide to the Depositor a written description (in form and substance satisfactory to the
Depositor) of the role and function of each Subcontractor utilized by the
Trustee, specifying (i) the identity of each such Subcontractor that is a
Servicing Function Participant and (ii) which elements of the Servicing Criteria will be addressed in Assessments of Compliance provided by each Servicing
Function Participant. As a condition to the utilization by the Trustee of any
Servicing Function Participant, the Trustee shall cause any such Servicing
Function Participant for the benefit of the Depositor to comply with the provisions of Section 3.21 of this Agreement to the same extent as if such
Servicing Function Participant were the Trustee. The Trustee shall be responsible for obtaining from each such Servicing Function Participant and delivering to the applicable Persons any Assessment of Compliance and related
Attestation Report required to be delivered by such Servicing Function
Participant under Section 3.21, in each case as and when required to be delivered.

      Notwithstanding the foregoing, if the Trustee engages a Subcontractor in connection with the performance of any of its duties under this Agreement, the
Trustee shall be responsible for determining whether such Subcontractor is an
Additional Servicer.

                                      -95-

      The Trustee shall indemnify the Depositor, the Sponsor, the Servicer and any of their respective directors, officers, employees or agents and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of them may sustain in any way related to a breach of the Trustee's obligation set forth in the preceding paragraph or the failure of the Trustee to perform any of its obligations under
Section 3.20, Section 3.21, Section 3.22 or this Section 9.01(c).

      Section 9.02. Certain Matters Affecting the Trustee.

      Except as otherwise provided in Section 9.01:

      (a)   The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the manner of obtaining consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to the reasonable regulations as the Trustee may prescribe;

      (b)   The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

      (c)   The Trustee shall not be under any obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this
Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby; however, subject to
Section 9.01(b)(v), nothing contained herein shall relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this
Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

      (d)   The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

      (e)   Prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default which may have occurred, the
Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than
50%; provided, however, that if the payment within a reasonable time to the
Trustee of the costs,

                                      -96-

expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the
Trustee by the security afforded to it by the terms of this Agreement, the
Trustee may require reasonable indemnity or security satisfactory to it against such expense or liability or payment of such estimated expenses as a condition to so proceeding; and

      (f)   The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, accountants, custodian or independent contractor.

      Section 9.03. Trustee Not Liable for Certificates or Mortgage Loans.

      The recitals contained herein and in the Certificates (other than the execution of, and the authentication on the Certificates) shall be taken as the statements of the Depositor or the Servicer, as applicable, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the
Certificates or any Mortgage Loans save that the Trustee represents that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject, as to enforcement of remedies, to applicable insolvency, receivership, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court
(regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law). The Trustee shall not be accountable for the use or application by the Depositor of funds paid to the Depositor in consideration of the assignment of the Mortgage Loans hereunder by the
Depositor, or for the use or application of any funds paid to Subservicers or the Servicer in respect of the Mortgage Loans or deposited into the Servicer
Custodial Account, or any other account hereunder (other than the Certificate
Account) by the Servicer.

      The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any
Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to
Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as the successor Servicer); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); the compliance by the
Depositor or the Servicer with any warranty or representation made under this
Agreement or in any related document or the accuracy of any such warranty or representation; any investment of monies by or at the direction of the Servicer or any loss resulting therefrom, it being understood that the Trustee shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of any of the Depositor, the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant

                                      -97-

to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer), or any Mortgagor; any action of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer)
or any Subservicer taken in the name of the Trust or the Trustee; the failure of the Servicer or any Subservicer to act or perform any duties required of it as agent of the Trustee hereunder; or any action by the Trustee taken at the instruction of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement, including, without limitation, the Trustee's review (or the review of a Custodian on its behalf) of the Mortgage Files pursuant to
Section 2.02. The Trustee shall file any continuation statement with respect to any financing statement for which the Trustee is the secured party in any public office at any time required to maintain the perfection of any security interest or lien granted to it hereunder.

      Section 9.04. Trustee May Own Certificates.

      The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not
Trustee and may otherwise deal with the Servicer or any of its affiliates with the same right it would have if it were not the Trustee.

      Section 9.05. Eligibility Requirements for Trustee.

      The Trustee hereunder shall at all times be (a) an institution the deposits of which are fully insured by the FDIC and (b) a corporation or banking association organized and doing business under the laws of the United States of
America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000.00 and subject to supervision or examination by Federal or State authority and (c)
with respect to every successor trustee hereunder either an institution (i) the long-term unsecured debt obligations of which are rated at least "A" by both
Fitch and S&P or (ii) whose serving as Trustee hereunder would not result in the lowering of the ratings originally assigned to any Class of Certificates. The
Trustee shall not be an affiliate of the Depositor or the Servicer. If such corporation or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.05, the combined capital and surplus of such corporation or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The principal office of the Trustee (other than the initial Trustee) shall be in a state with respect to which an Opinion of Counsel has been delivered to such Trustee at the time such Trustee is appointed Trustee to the effect that the Trust will not be a taxable entity under the laws of such state. In case at any time the Trustee shall cease to be eligible in accordance with the provision of this Section 9.05, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.06.

                                      -98-

      Section 9.06. Resignation and Removal of Trustee.

      The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Servicer and the Depositor and mailing a copy of such notice to all Holders of record. The Trustee shall also mail a copy of such notice of resignation to each Rating Agency. Upon receiving such notice of resignation, the Servicer shall use its best efforts to promptly appoint a mutually acceptable successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning
Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

      If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.05 and shall fail to resign after written request therefor by the Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the
Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or if at any time the Trustee has failed to duly perform, within the required time period, its obligations under Section 3.20, Section 3.21 or Section 3.22, then the Servicer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor.

      The Holders of Certificates evidencing not less than 50% of the Voting
Rights may at any time remove the Trustee by written instrument or instruments delivered to the Servicer and the Trustee; the Servicer shall thereupon use its best efforts to appoint a mutually acceptable successor Trustee in accordance with this Section 9.06.

      Any resignation or removal of the Trustee and appointment of a successor
Trustee pursuant to any of the provisions of this Section 9.06 shall become effective upon acceptance of appointment by the successor Trustee as provided in
Section 9.07.

      Section 9.07. Successor Trustee.

      Any successor Trustee appointed as provided in Section 9.06 shall execute, acknowledge and deliver to the Servicer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor
Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall duly assign, transfer, deliver and pay over to the successor Trustee the whole of the Mortgage Files and related documents and statements held by it hereunder (or direct a Custodian to deliver such Mortgage
Files and related documents and statements), together with all instruments of transfer and assignment or other documents properly executed as may be reasonably required to effect such transfer and such of the records or copies thereof maintained by the predecessor Trustee in the administration hereof as may be reasonably requested by the successor Trustee and shall thereupon be discharged from all duties and responsibilities under

                                      -99-

this Agreement; provided, however, that if the predecessor Trustee has been removed pursuant to the third paragraph of Section 9.06, all reasonable expenses of the predecessor Trustee incurred in complying with this Section 9.07 shall be reimbursed by the Trust.

      No successor Trustee shall accept appointment as provided in this Section
9.07 unless at the time of such appointment such successor Trustee shall be eligible under the provisions of Section 9.05.

      Upon acceptance of appointment by a successor Trustee as provided in this
Section 9.07, the Servicer shall cooperate to mail notice of the succession of such Trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency. If the Servicer fails to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicer.

      Section 9.08. Merger or Consolidation of Trustee.

      Any corporation or banking association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or banking association succeeding to all or substantially all of the corporate trust business of the
Trustee, shall be the successor of the Trustee hereunder, if such corporation or banking association is eligible under the provisions of Section 9.05, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. In connection with the succession to the Trustee under this Agreement by any Person
(i) into which the Trustee may be merged or consolidated or (ii) which may be appointed as a successor to the Trustee, the Trustee shall notify the Depositor of such succession or appointment and shall furnish to the Depositor in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably necessary to accurately and timely report, pursuant to
Section 3.22(d), the event under Item 6.02 of Form 8-K pursuant to the Exchange
Act (if such reports under the Exchange Act are required to be filed under the
Exchange Act).

      Section 9.09. Appointment of Co-Trustee or Separate Trustee.

      Notwithstanding any of the provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any Mortgaged
Property may at the time be located or for any other reason, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee as co-trustee or separate trustee of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity, such title to the Trust
Estate, or any part thereof, and, subject to the other provision of this Section
9.09, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within ten days after the receipt by it of a request to do so, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 9.05 and no notice to Holders of Certificates of the appointment of co-trustee(s) or

                                      -100-

separate trustee(s) shall be required under Section 9.07. The Trustee shall be responsible for the fees of any co-trustee or separate trustee appointed hereunder.

      In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.09, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee. No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; provided, however, that no appointment of a co-trustee or separate trustee hereunder shall relieve the Trustee of its obligations hereunder.

      Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

      Any separate trustee or co-trustee may, at any time, constitute the
Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this
Agreement on its behalf and in its name. If any separate trustee or co-trustee shall become incapable of acting, resign or be removed, or shall be adjudged a bankrupt or insolvent, or a receiver of its property shall be appointed, or any public officer shall take charge or control of such trustee or co-trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

      Section 9.10. Authenticating Agents.

      The Trustee may appoint one or more authenticating agents ("Authenticating
Agents") which shall be authorized to act on behalf of the Trustee in authenticating or countersigning Certificates. Initially, the Authenticating
Agent shall be Wells Fargo Bank, N.A. Wherever reference is made in this
Agreement to the authentication or countersigning of Certificates by the Trustee or the Trustee's certificate of authentication or countersigning, such reference shall be deemed to include authentication or countersigning on behalf of the
Trustee by an Authenticating Agent and a certificate of authentication or countersignature executed on behalf of the Trustee by an Authenticating Agent.
Each Authenticating Agent must be acceptable to the Servicer and must be a corporation or banking association organized and doing business under the laws of the

                                      -101-

United States of America or of any State, having a place of business in New
York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by Federal or State authorities.

      Any corporation or banking association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation or banking association succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

      Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicer. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case, at any time any
Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 9.10, the Trustee may appoint a successor
Authenticating Agent, shall give written notice of such appointment to the
Servicer and shall mail notice of such appointment to all Certificateholders.
Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as
Authenticating Agent.

      Section 9.11. Trustee's Fees and Expenses.

      The Trustee, as compensation for its services hereunder, shall be entitled to receive on each Distribution Date an amount equal to the Trustee Fee for such
Distribution Date pursuant to Section 5.02(a). The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified and held harmless by the Trust against any claims, damage, loss, liability or expense (including reasonable attorney's fees) (a) incurred in connection with or arising from or relating to (i) this Agreement, (ii) the Certificates, or (iii) the performance of any of the Trustee's duties hereunder, other than any claims, damage, loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of any of the Trustee's duties hereunder,
(b) resulting from any tax or information return which was prepared by, or should have been prepared by, the Servicer and (c) arising out of the transfer of any ERISA-Restricted Certificate or Residual Certificate not in compliance with ERISA. Without limiting the foregoing, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any such expense, disbursement or advance as may arise from the Trustee's gross negligence, bad faith or willful misconduct, the Trust shall reimburse the Trustee for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement to the extent permitted by Treasury Regulations Section 1.860G-1(b)(3)(ii) and (iii). Except
as otherwise provided herein, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Certificate Registrar or Paying Agent hereunder or for any other expenses. The provisions of this Section 9.11 shall survive the termination of this Agreement or the resignation or removal of the
Trustee hereunder.

                                      -102-

      Section 9.12. Appointment of Custodian.

      The Trustee may at any time on or after the Closing Date, with the consent of the Depositor and the Servicer, appoint one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a custodial agreement in a form acceptable to the Depositor and the Servicer.
Subject to this Article IX, the Trustee agrees to comply with the terms of each
Custodial Agreement and to enforce the terms and provisions thereof against the
Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage
File.

      Each Custodian shall indemnify the Depositor, the Sponsor, the Trustee, the Servicer and any of their respective directors, officers, employees or agents and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of them may sustain in any way related to the failure of the Custodian to perform any of its obligations under Section 3.21(a).

      Section 9.13. Paying Agents.

      The Trustee may appoint one or more paying agents (each, a "Paying Agent")
which shall be authorized to act on behalf of the Trustee in making withdrawals from the Certificate Account and distributions to Certificateholders as provided in Section 3.09 and Section 5.02. Wherever reference is made in this Agreement to withdrawal from the Certificate Account by the Trustee, such reference shall be deemed to include such a withdrawal on behalf of the Trustee by a Paying
Agent. Initially, the Paying Agent shall be Wells Fargo Bank, N.A. Whenever reference is made in this Agreement to a distribution by the Trustee or the furnishing of a statement to Certificateholders by the Trustee, such reference shall be deemed to include such a distribution or furnishing on behalf of the
Trustee by a Paying Agent. Each Paying Agent shall provide to the Trustee such information concerning the Certificate Account as the Trustee shall request from time to time. Each Paying Agent must be reasonably acceptable to the Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having (except in the case of the Trustee) a principal office and place of business in New
York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities. Any fees and expenses (but not including any indemnity payments) of a Paying Agent appointed pursuant to this
Agreement shall be payable by the Trustee out of its own funds and not out of any funds in the Trust Estate.

      Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party, or any corporation succeeding to the corporate agency business of any Paying Agent, shall continue to be the Paying Agent provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this Section 9.13.

                                      -103-

      Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicer; provided that the Paying Agent has returned to the Certificate Account or otherwise accounted, to the reasonable satisfaction of the Trustee, for all amounts it has withdrawn from the Certificate Account. The Trustee may, upon prior written approval of the
Servicer, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any
Paying Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 9.13, the Trustee may appoint, upon prior written approval of the Servicer, a successor Paying Agent, shall give written notice of such appointment to the Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Paying Agent. The Trustee shall remain liable for any duties and obligations assumed by its appointed Paying Agent.

      Section 9.14. Limitation of Liability.

      The Certificates are executed by the Trustee, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Trustee in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.

      Section 9.15. Trustee May Enforce Claims Without Possession of
      Certificates.

      All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such preceding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit of the
Certificateholders in respect of which such judgment has been recovered.

      Section 9.16. Suits for Enforcement.

      In case an Event of Default or other default by the Servicer or the
Depositor hereunder shall occur and be continuing, the Trustee, in its discretion, may proceed to protect and enforce its rights and the rights of the
Holders of Certificates under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee and the
Certificateholders.

                                      -104-

      Section 9.17. Waiver of Bond Requirement.

      The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever.

      Section 9.18. Waiver of Inventory, Accounting and Appraisal Requirement.

      The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the Trust with any court, agency or body at any time or in any manner whatsoever.

                                    ARTICLE X

                                   TERMINATION

      Section 10.01. Termination upon Purchase or Liquidation of All Mortgage
      Loans.

      Subject to Section 10.02, the respective obligations and responsibilities of the Depositor, the Servicer and the Trustee created hereby (other than the obligation of the Trustee to make certain payments to Certificateholders after the Final Distribution Date and to send certain notices as hereinafter set forth and the obligations of the Trustee pursuant to Sections 5.04(b) and 5.05(b))
shall terminate upon the last action required to be taken by the Trustee on the
Final Distribution Date pursuant to this Article X following the earlier of (a)
the purchase by the Servicer of all of the Mortgage Loans and all REO Property
remaining in the Trust Estate at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than any Mortgage Loan as to which REO Property has been acquired and whose fair market value is included pursuant to clause (y) below), (y) the fair market value of such REO Property plus one month's interest at the related Mortgage Interest Rate on the unpaid principal balance of each Mortgage Loan (including any Mortgage Loan as to which
REO Property has been acquired) and (z) any Reimbursement Amount owed to the
Trust pursuant to Section 2.02 related to a Mortgage Loan.

      Regardless of the foregoing, in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United
States to the Court of St. James, living on the date hereof.

      The right of the Servicer to purchase the Mortgage Loans is conditioned upon (A) the aggregate of the Pool Stated Principal Balance of all of the Loan
Groups being less than 10% of the aggregate unpaid principal balance of the
Mortgage Loans as of the Cut-off Date and (B) the purchase price calculated pursuant to clause (a) of the second preceding paragraph being less than or equal to the aggregate fair market value of the Mortgage Loans (other than any
Mortgage Loan as to which REO Property has been acquired) and the REO
Properties; provided, however, that this clause (B) shall not apply to any purchase by the Servicer if, at the time of the purchase, the Servicer is no longer subject to regulation by the Office of the Comptroller of the Currency, the FDIC, the Federal Reserve or the OTS. Fair market value for purposes of this paragraph and

                                      -105-

the second preceding paragraph will be determined by the Servicer as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the fourth paragraph of this Article X. If such right is exercised, the Trustee
(or Custodian on the Trustee's behalf) shall, promptly following payment of the purchase price, release to the Servicer or its designee the Mortgage Files pertaining to the Mortgage Loans being purchased.

      Notice of any termination, specifying the applicable date upon which the
Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and for cancellation, shall be given promptly by the
Trustee by letter to the Certificateholders mailed not later than the 15th day of the month of such final distribution specifying (1) the applicable
Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of such Certificates at the office or agency of the
Trustee therein designated, (2) the amount of any such final payment and (3)
that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the
Certificates at the office or agency of the Trustee therein specified.

      If the Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Trustee and the Certificate
Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Servicer, the Servicer shall deposit in the
Certificate Account on or before the Final Distribution Date in immediately available funds an amount equal to the amount necessary to make the amount, if any, on deposit in the Certificate Account on the applicable Final Distribution
Date equal to the purchase price for the related assets of the Trust computed as above provided together with a statement as to the amount to be distributed on each Class of Certificates pursuant to the next succeeding paragraph. Not less than five (5) Business Days prior to the Final Distribution Date, the Trustee shall notify the Servicer of the amount of any unpaid Reimbursement Amount owed to the Trust related to the Mortgage Loans and the Servicer shall deposit such amount in the Certificate Account not later than the Business Day preceding the
Final Distribution Date.

      Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to the Certificateholders of each Class, in the order set forth in Section 5.02 hereof, on the Final Distribution Date, and in proportion to their respective Percentage Interests, with respect to
Certificateholders of the same Class, all cash on hand in respect of the related
REMIC (other than the amounts retained to meet claims). An amount shall be distributed in respect of interest and principal, as applicable, to the
Uncertificated Lower-Tier Interests and the Uncertificated Subsidiary Lower-Tier
Interests in the same manner as principal and interest are distributed to the
Uncertificated Lower-Tier Interests and the Uncertificated Subsidiary Lower-Tier
Interests as provided in Section 5.02.

      If all of the Certificateholders do not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date, the
Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to continue to be held by the Trustee in an Eligible Account for the benefit of such Certificateholders and the Trustee shall give a second written notice to the remaining applicable
Certificateholders to surrender their Certificates for cancellation and receive a final distribution

                                      -106-

with respect thereto. If within one year after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the
Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining applicable Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such Eligible Account.

      Section 10.02. Additional Termination Requirements.

      (a)   If the Servicer exercises its purchase option as provided in Section
10.01, the related REMIC or REMICs shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of
Counsel to the effect that the failure of the Trust to comply with the requirements of this Section 10.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust as defined in Section 860F of the Code, or (ii) cause any REMIC created hereunder to fail to qualify as a
REMIC at any time that any related Certificates are outstanding:

            (i)     within 90 days prior to the applicable Final Distribution
      Date set forth in the notice given by the Trustee under Section 10.01, the
      Trustee shall sell the related Mortgage Loans and the REO Properties to the Servicer for cash;

            (ii)    the notice given by the Trustee pursuant to Section 10.01
      shall provide that such notice constitutes adoption of a plan of complete liquidation of the applicable REMIC or REMICs as of the date of such notice (or, if earlier, the date on which such notice was mailed to
      Certificateholders). The Trustee shall also ensure that such date is specified in the final tax return of the applicable REMIC or REMICs; and

            (iii)   the Subsidiary Lower-Tier REMIC and Upper-Tier REMIC will be terminated on the same date that the Lower-Tier REMIC is terminated.

      (b)   By its acceptance of the Class 1-A-R Certificate, the Holder thereof hereby agrees to take such other action in connection with such plan of complete liquidation as may be reasonably requested by the Depositor or the Trustee, and if such action is not requested, is deemed to adopt such a plan of complete liquidation when the Mortgage Loans are purchased pursuant to Section 10.01.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

      Section 11.01. Amendment.

      This Agreement may be amended from time to time by the Depositor, the
Servicer and the Trustee without the consent of any of the Certificateholders,
(i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions of this Agreement, any amendment to this Agreement or the related Prospectus
Supplement, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of each REMIC created hereunder as a REMIC at all times that any related Certificates are outstanding or to avoid or minimize the risk of the

                                      -107-

imposition of any tax on any REMIC pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee has received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder,
(iv) to change the timing and/or nature of deposits into the Certificate Account provided that (a) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not adversely affect the then-current rating of the
Senior Certificates and the Class B-1, Class B-2, Class B-3, Class B-4 or Class
B-5 Certificates as evidenced by a letter from each Rating Agency rating such
Certificates to such effect and (v) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, provided that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders and no Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the
Certificates. Notwithstanding any contrary provision of this Agreement, the
Trustee shall not consent to any amendment to this Agreement pursuant to clause
(i) through (v) above unless it shall have first received an Opinion of Counsel to the effect that such amendment shall not cause the imposition of any tax on any REMIC created hereunder or the Certificateholders or cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding.

      This Agreement may also be amended from time to time by the Depositor, the
Servicer and the Trustee, with the consent of the Holders of Certificates of each Class of Certificates which is affected by such amendment, evidencing, as to each such Class of Certificates, Percentage Interests aggregating not less than 66-2/3%, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of such Certificates; provided, however, that no such amendment shall (A) reduce in any manner the amount of, or delay the timing of, collections of payments on Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate or (B) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then
Outstanding.

      Prior to the solicitation of consent of Certificateholders in connection with any such amendment, the party seeking such amendment shall furnish the
Trustee with an Opinion of Counsel stating whether such amendment would adversely affect the qualification of any REMIC created hereunder as a REMIC and notice of the conclusion expressed in such Opinion of Counsel shall be included with any such solicitation. An amendment made with the consent of all
Certificateholders and executed in accordance with this Section 11.01 shall be permitted or authorized by this Agreement notwithstanding that such Opinion of
Counsel may conclude that such amendment would adversely affect the qualification of any REMIC created hereunder as a REMIC.

                                      -108-

      Promptly after the execution of any such amendment or consent the Trustee shall furnish written notification of the substance of or a copy of such amendment to each Certificateholder and to each Rating Agency.

      It shall not be necessary for the consent of Certificateholders under this
Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

      Prior to the execution of any amendment to this Agreement, the Trustee shall receive and be entitled to conclusively rely on any Opinion of Counsel (at the expense of the Person seeking such amendment) stating that such amendment is authorized and permitted by this Agreement. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement.

      Section 11.02. Recordation of Agreement; Counterparts.

      This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Trustee at its expense, at the direction of Holders of
Certificates evidencing not less than 50% of all Voting Rights, but only upon delivery to the Trustee at the expense of the requesting Certificateholders of an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders.

      For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

      Section 11.03. Limitation on Rights of Certificateholders.

      The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

      No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the
Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

      No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or

                                      -109-

with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as provided herein, and unless also the Holders of Certificates evidencing
Percentage Interests aggregating not less than 25% of each Class of Certificates affected thereby shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the
Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this
Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

      Section 11.04. Governing Law.

      THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE
OF NEW YORK, WITHOUT APPLICATION OF THE CONFLICTS OF LAWS PROVISIONS THEREOF,
AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE
DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      With respect to any claim arising out of this Agreement, each party irrevocably submits to the exclusive jurisdiction of the courts of the State of
New York and the United States District Court located in the Borough of
Manhattan in The City of New York, and each party irrevocably waives any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such courts, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and further irrevocably waives the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party, provided that service of process has been made by any lawful means.

      Section 11.05. Notices.

      All demands, notices, instructions, directions, requests and communications required or permitted to be delivered hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, (provided, however, that notices to the Trustee may be delivered by facsimile and shall be deemed effective upon receipt) to (a) in the case of the Depositor, Banc of America
Funding Corporation, 214 North Tryon Street, Charlotte, North Carolina 28255,
Attention: General Counsel and Chief Financial Officer, (b) in the case of the
Servicer, Bank of America, National Association, 475 Crosspoint Parkway,
Getzville, New York 14068-9000, Attention: Servicing Manager, with a

                                      -110-

copy to Bank of America, National Association, 101 South Tryon Street,
Charlotte, NC 28255, Attention: General Counsel and Chief Financial Officer, (c)
in the case of the Trustee, Wells Fargo Bank, N.A., P.O. Box 98, Columbia,
Maryland 21046, Attention: BAFC, Series 2006-C, and for overnight delivery purposes, Wells Fargo Bank, N.A., 9062 Old Annapolis Road, Columbia, Maryland
21045-1951, Attention: BAFC, Series 2006-C, with a copy to Wells Fargo Bank,
N.A., Sixth and Marquette Avenue, Minneapolis, Minnesota, 55479, Attention:
BAFC, Series 2006-C, (e) in the case of Fitch, Fitch Ratings, One State Street
Plaza, New York, New York 10004, Attn: Residential Mortgage Surveillance Group,
and (f) in the case of Standard & Poor's, a division of The McGraw-Hill
Companies, Inc., 55 Water Street, New York, New York 10041, Attn: Residential
Mortgage Surveillance Manager; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice to a Certificateholder so mailed within the time prescribed in this
Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

      Section 11.06. Severability of Provisions.

      If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this
Agreement or of the Certificates or the rights of the Holders thereof.

      Section 11.07. Certificates Nonassessable and Fully Paid.

      It is the intention of the Trustee that Certificateholders shall not be personally liable for obligations of the Trust Estate, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Estate or for any reason whatsoever, and that Certificates upon execution, authentication and delivery thereof by the
Trustee pursuant to Section 6.01 are and shall be deemed fully paid.

      Section 11.08. Access to List of Certificateholders.

      The Certificate Registrar will furnish or cause to be furnished to the
Trustee, within 15 days after the receipt of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders.

      If three or more Certificateholders apply in writing to the Trustee, and such application states that the applicants desire to communicate with other
Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business
Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the
Trustee. If such a list is as

                                      -111-

of a date more than 90 days prior to the date of receipt of such applicants'
request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

      Every Certificateholder, by receiving and holding such list, agrees with the Certificate Registrar and the Trustee that neither the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

      Section 11.09. Recharacterization.

      The parties to this Agreement intend the conveyance by the Depositor to the Trustee of all of its right, title and interest in and to the Mortgage Loans and the related Mortgage Files, including all interest and principal received on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date), and the Depositor's rights under the Mortgage Loan Purchase Agreement, pursuant to this Agreement to constitute a purchase and sale and not a loan.
Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Depositor shall be deemed to have granted to the Trustee a first priority security interest in all of the Depositor's right, title and interest in and to the
Mortgage Loans.

      Section 11.10. Regulation AB Compliance; Intent of the Parties;
      Reasonableness.

      The parties hereto acknowledge that interpretations of the requirements of
Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agree to use commercially reasonable efforts to comply with requests made by the
Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with the
Trust, the Servicer, the Trustee and the Custodian shall cooperate fully with the Depositor to deliver to the Depositor (including its assignees or designees), any and all statements, reports, certifications, records and any other information available to such party and reasonably necessary in the good faith determination of the Depositor to permit the Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the
Servicer, the Trustee and the Custodian, as applicable, reasonably believed by the Depositor to be necessary in order to effect such compliance.

                                      -112-

      IN WITNESS WHEREOF, the Depositor, the Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized to be hereunto affixed, all as of the day and year first above written.

                                    BANC OF AMERICA FUNDING CORPORATION,
                                    as Depositor

                                    By:    /s/ Scott Evans
                                       -----------------------------------------
                                    Name:  Scott Evans
                                    Title: Senior Vice President

                                    BANK OF AMERICA, NATIONAL ASSOCIATION,
                                    as Servicer

                                    By:    /s/ Bruce W. Good
                                       -----------------------------------------
                                    Name:  Bruce W. Good
                                    Title: Vice President

                                    WELLS FARGO BANK, N.A.,
                                    as Trustee

                                    By:    /s/ Peter A. Gobell
                                       -----------------------------------------
                                    Name:  Peter A. Gobell
                                    Title: Vice President

STATE OF NORTH CAROLINA      )
                             )   ss.:
COUNTY OF MECKLENBURG        )
                             )

      On the 29th day of March, 2006, before me, a notary public in and for the
State of North Carolina, personally appeared Scott Evans, known to me who, being by me duly sworn, did depose and say that he is a Senior Vice President of Banc of America Funding Corporation, a Delaware corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of such corporation.

                                        /s/ E. Blair Autrey
                                    --------------------------------------
                                    Notary Public

[Notarial Seal]

My commission expires October 4, 2010.

STATE OF NORTH CAROLINA      )
                             )   ss.:
COUNTY OF MECKLENBURG        )
                             )

      On the 29th day of March, 2006, before me, a notary public in and for the
State of North Carolina, personally appeared Bruce W. Good, known to me who, being by me duly sworn, did depose and say that he is a Vice President of Bank of America, National Association, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of such association.

                                        /s/ E. Blair Autrey
                                    --------------------------------------
                                    Notary Public

[Notarial Seal]

My commission expires October 4, 2010.

STATE OF MARYLAND            )
                             )   ss.:
CITY OF BALTIMORE            )
                             )

      On the 31st day of March, 2006 before me, a notary public in and for said
State, personally appeared Peter A. Gobell known to be a Vice President of Wells
Fargo Bank, N.A., one of the corporations that executed the within instrument;
and also known to me to be the person who executed it on behalf of such corporation, and acknowledged to me that such corporation executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        /s/ Graham M. Oglebsy
                                    --------------------------------------
                                    Notary Public

[SEAL]

Graham M. Oglesby
Notary Public
Baltimore City
Maryland
My Commission Expires January 7 2009

                                  EXHIBIT A-1A1

                    [FORM OF FACE OF CLASS 1-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-C
                                   Class 1-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-1A1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-C
                                   Class 1-A-1

evidencing an interest in a Trust consisting primarily of four loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               March 1, 2006

First Distribution Date:                    April 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $[___________]

Initial Class Certificate
Balance of this Class:                      $32,670,000.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  058930 AA 6

ISIN No.:                                   US058930AA68

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 31, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Bank of America, National
Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.
This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-1A1-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Servicer or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date, interest will accrue on these Certificates at a per annum rate equal to the Net WAC of the Group 1 Mortgage Loans.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *    *    *

                                     A-1A1-3

                                  EXHIBIT A-1A2

                    [FORM OF FACE OF CLASS 1-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-C
                                   Class 1-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF
REALIZED LOSSES ALLOCATED TO THE CLASS 1-A-1 CERTIFICATES WILL BE BORNE BY THE
CLASS 1-A-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT
REFERRED TO HEREIN.

                                     A-1A2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-C
                                   Class 1-A-2

evidencing an interest in a Trust consisting primarily of four loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               March 1, 2006

First Distribution Date:                    April 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $[__________]

Initial Class Certificate
Balance of this Class:                      $1,518,000.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  058930 AB 4

ISIN No.:                                   US058930AB42

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 31, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Bank of America, National
Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.
This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-1A2-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Servicer or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date, interest will accrue on these Certificates at a per annum rate equal to the Net WAC of the Group 1 Mortgage Loans.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *    *    *

                                     A-1A2-3

                                  EXHIBIT A-1AR

                    [FORM OF FACE OF CLASS 1-A-R CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-C
                                   Class 1-A-R

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL
INTEREST" IN MULTIPLE "REAL ESTATE MORTGAGE INVESTMENT CONDUITS," AS THOSE TERMS
ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE
CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS 1-A-R CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY
EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SIMILAR
TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF
OR INVESTING ASSETS OF A PLAN.

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN TAX RELATED TRANSFER
RESTRICTIONS DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT. ANY
ATTEMPTED OR PURPORTED TRANSFER OF THIS CLASS 1-A-R CERTIFICATE IN VIOLATION OF
SUCH RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN
THE PURPORTED TRANSFEREE.

                                     A-1AR-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-C
                                   Class 1-A-R

evidencing a 100% Percentage Interest in the distributions allocable to the
Certificate of the above-referenced Class with respect to a Trust consisting primarily of four loan groups of adjustable interest rate mortgage loans (the
"Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               March 1, 2006

First Distribution Date:                    April 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $100.00

Initial Class Certificate
Balance of this Class:                      $100.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  058930 AC 2

ISIN No.:                                   US058930AC25

      THIS CERTIFIES THAT _________ is the registered owner of 100% Percentage
Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 31, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Bank of America, National
Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.
This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     A-1AR-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the Net WAC of the Group 1 Mortgage Loans.

      Any distribution of the proceeds of any remaining assets of the applicable sub-accounts of the Distribution Account will be made only upon presentment and surrender of this Class 1-A-R Certificate at the Corporate Trust Office.

      Each Person who has or who acquires this Class 1-A-R Certificate shall be deemed by the acceptance or acquisition thereof to have agreed to be bound by the following provisions and the rights of each Person acquiring this Class
1-A-R Certificate are expressly subject to the following provisions: (i) each
Person holding or acquiring this Class 1-A-R Certificate shall be a Permitted
Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an ownership interest in this Class 1-A-R Certificate unless such ownership interest is a pro rata undivided interest; (iii) in connection with any proposed transfer of this Class 1-A-R Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of
Exhibit I to the Pooling and Servicing Agreement; (iv) notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a
Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in this Class 1-A-R Certificate to such proposed transferee shall be effected;
(v) this Class 1-A-R Certificate may not be purchased by or transferred to any
Person that is not a U.S. Person, unless (A) such Person holds this Class 1-A-R
Certificate in connection with the conduct of a trade or business within the
United States and furnishes the transferor and the Trustee with an effective
Internal Revenue Service Form W-8ECI (or any successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of this Class 1-A-R Certificate will not be disregarded for federal income tax purposes; (vi) any attempted or purported transfer of this Class 1-A-R Certificate in violation of the provisions of such restrictions shall be absolutely null and void and shall vest no rights in the purported transferee; and (vii) if any Person other than a Permitted Transferee acquires the Class 1-A-R Certificate in violation of such restrictions, then the
Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section
860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations.

      The Class 1-A-R Certificate may not be purchased by or transferred to any employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code or any federal, state or local law which is similar to ERISA or the Code (collectively, a "Plan"), or a Person acting on behalf of or investing assets of a Plan.

                                     A-1AR-3

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *    *    *

                                     A-1AR-4

                                  EXHIBIT A-2A1

                    [FORM OF FACE OF CLASS 2-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-C
                                   Class 2-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-2A1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-C
                                   Class 2-A-1

evidencing an interest in a Trust consisting primarily of four loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               March 1, 2006

First Distribution Date:                    April 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $[__________]

Initial Class Certificate
Balance of this Class:                      $159,073,000.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  058930 AD 0

ISIN No.:                                   US058930AD08

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 31, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Bank of America, National
Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.
This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-2A1-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Servicer or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the Net WAC of the Group 2 Mortgage Loans.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *    *    *

                                     A-2A1-3

                                  EXHIBIT A-2A2

                    [FORM OF FACE OF CLASS 2-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-C
                                   Class 2-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF
REALIZED LOSSES ALLOCATED TO THE CLASS 2-A-1 CERTIFICATES WILL BE BORNE BY THE
CLASS 2-A-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT
REFERRED TO HEREIN.

                                     A-2A2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-C
                                   Class 2-A-2

evidencing an interest in a Trust consisting primarily of four loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               March 1, 2006

First Distribution Date:                    April 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $[_________]

Initial Class Certificate
Balance of this Class:                      $7,388,000.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  058930 AE 8

ISIN No.:                                   US058930AE80

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 31, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Bank of America, National
Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.
This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-2A2-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Servicer or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the Net WAC of the Group 2 Mortgage Loans.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *    *    *

                                     A-2A2-3

                                  EXHIBIT A-3A1

                    [FORM OF FACE OF CLASS 3-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-C
                                   Class 3-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-3A1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-C
                                   Class 3-A-1

evidencing an interest in a Trust consisting primarily of four loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               March 1, 2006

First Distribution Date:                    April 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $[_________]

Initial Class Certificate
Balance of this Class:                      $25,179,000.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  058930 AF 5

ISIN No.:                                   US058930AF55

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 31, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Bank of America, National
Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.
This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-3A1-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Servicer or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the Net WAC of the Group 3 Mortgage Loans.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *    *    *

                                     A-3A1-3

                                  EXHIBIT A-3A2

                    [FORM OF FACE OF CLASS 3-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-C
                                   Class 3-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF
REALIZED LOSSES ALLOCATED TO THE CLASS 3-A-1 CERTIFICATES WILL BE BORNE BY THE
CLASS 3-A-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT
REFERRED TO HEREIN.

                                     A-3A2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-C
                                   Class 3-A-2

evidencing an interest in a Trust consisting primarily of four loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               March 1, 2006

First Distribution Date:                    April 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $[_________]

Initial Class Certificate
Balance of this Class:                      $1,170,000.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  058930 AG 3

ISIN No.:                                   US058930AG39

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 31, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Bank of America, National
Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.
This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-3A2-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Servicer or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the Net WAC of the Group 3 Mortgage Loans.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *    *    *

                                     A-3A2-3

                                  EXHIBIT A-4A1

                    [FORM OF FACE OF CLASS 4-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-C
                                   Class 4-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-4A1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-C
                                   Class 4-A-1

evidencing an interest in a Trust consisting primarily of four loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               March 1, 2006

First Distribution Date:                    April 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $[__________]

Initial Class Certificate
Balance of this Class:                      $105,948,000.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  058930 AH 1

ISIN No.:                                   US058930AH12

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 31, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Bank of America, National
Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.
This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-4A1-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Servicer or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the Net WAC of the Group 4 Mortgage Loans.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *    *    *

                                     A-4A1-3

                                  EXHIBIT A-4A2

                    [FORM OF FACE OF CLASS 4-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-C
                                   Class 4-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-4A2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-C
                                   Class 4-A-2

evidencing an interest in a Trust consisting primarily of four loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               March 1, 2006

First Distribution Date:                    April 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $[__________]

Initial Class Certificate
Balance of this Class:                      $15,875,000.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  058930 AJ 7

ISIN No.:                                   US058930AJ77

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 31, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Bank of America, National
Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.
This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-4A2-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Servicer or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the Net WAC of the Group 4 Mortgage Loans.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *    *    *

                                     A-4A2-3

                                  EXHIBIT A-4A3

                    [FORM OF FACE OF CLASS 4-A-3 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-C
                                   Class 4-A-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-4A3-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-C
                                   Class 4-A-3

evidencing an interest in a Trust consisting primarily of four loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               March 1, 2006

First Distribution Date:                    April 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $[__________]

Initial Class Certificate
Balance of this Class:                      $44,381,000.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  058930 AK 4

ISIN No.:                                   US058930AK41

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 31, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Bank of America, National
Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.
This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-4A3-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Servicer or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the Net WAC of the Group 4 Mortgage Loans.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *    *    *

                                     A-4A3-3

                                  EXHIBIT A-4A4

                    [FORM OF FACE OF CLASS 4-A-4 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-C
                                   Class 4-A-4

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF
REALIZED LOSSES ALLOCATED TO THE CLASS 4-A-1 CERTIFICATES, THE CLASS 4-A-2
CERTIFICATES AND THE CLASS 4-A-3 CERTIFICATES WILL BE BORNE BY THE CLASS 4-A-4
CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO
HEREIN.

                                     A-4A4-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-C
                                   Class 4-A-4

evidencing an interest in a Trust consisting primarily of four loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               March 1, 2006

First Distribution Date:                    April 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $[_________]

Initial Class Certificate
Balance of this Class:                      $7,720,000.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  058930 AL 2

ISIN No.:                                   US058930AL24

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 31, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Bank of America, National
Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.
This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-4A4-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Servicer or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the Net WAC of the Group 4 Mortgage Loans.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *    *    *

                                     A-4A4-3

                                  EXHIBIT B-B1

                     [FORM OF FACE OF CLASS B-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-C
                                    Class B-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
OF ALL GROUPS AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                                     B-B1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-C
                                    Class B-1

evidencing an interest in a Trust consisting primarily of four loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               March 1, 2006

First Distribution Date:                    April 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $[_________]

Initial Class Certificate
Balance of this Class:                      $10,259,000.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  058930 AM 0

ISIN No.:                                   US058930AM07

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 31, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Bank of America, National
Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.
This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     B-B1-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Servicer or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for each Loan Group)
of the Net WAC of each of the Group 1 Mortgage Loans, the Group 2 Mortgage
Loans, the Group 3 Mortgage Loans and the Group 4 Mortgage Loans.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *    *    *

                                     B-B1-3

                                  EXHIBIT B-B2

                     [FORM OF FACE OF CLASS B-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-C
                                    Class B-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
OF ALL GROUPS AND THE CLASS B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND
SERVICING AGREEMENT.

                                     B-B2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-C
                                    Class B-2

evidencing an interest in a Trust consisting primarily of four loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               March 1, 2006

First Distribution Date:                    April 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $[_________]

Initial Class Certificate
Balance of this Class:                      $2,722,000.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  058930 AN 8

ISIN No.:                                   US058930AN89

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 31, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Bank of America, National
Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.
This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     B-B2-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Servicer or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for each Loan Group)
of the Net WAC of each of the Group 1 Mortgage Loans, the Group 2 Mortgage
Loans, the Group 3 Mortgage Loans and the Group 4 Mortgage Loans.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *    *    *

                                     B-B2-3

                                  EXHIBIT B-B3

                     [FORM OF FACE OF CLASS B-3 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-C
                                    Class B-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
OF ALL GROUPS, THE CLASS B-1 CERTIFICATES AND THE CLASS B-2 CERTIFICATES AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                                     B-B3-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-C
                                    Class B-3

evidencing an interest in a Trust consisting primarily of four loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               March 1, 2006

First Distribution Date:                    April 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $[_________]

Initial Class Certificate
Balance of this Class:                      $1,884,000.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  058930 AP 3

ISIN No.:                                   US058930AP38

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 31, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Bank of America, National
Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.
This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     B-B3-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Servicer or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for each Loan Group)
of the Net WAC of each of the Group 1 Mortgage Loans, the Group 2 Mortgage
Loans, the Group 3 Mortgage Loans and the Group 4 Mortgage Loans.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *    *    *

                                     B-B3-3

                                  EXHIBIT B-B4

                     [FORM OF FACE OF CLASS B-4 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-C
                                    Class B-4

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
OF ALL GROUPS, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES AND THE
CLASS B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT
REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION
EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE
WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO
THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE
SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON
BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH
PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO
PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH
TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60
("PTE 95-60"), 60 FED. REG.

                                     B-B4-1

35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF
SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR
ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR
AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME
EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES
OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF
PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN
SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF
COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, TO THE EFFECT THAT
THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL
NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE
MEANING OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT
THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO
THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO
ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE
THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE
PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION
LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE
TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR
PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND
VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                                     B-B4-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-C
                                    Class B-4

evidencing an interest in a Trust consisting primarily of four loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               March 1, 2006

First Distribution Date:                    April 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           [__________]

Initial Class Certificate
Balance of this Class:                      $1,047,000.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  058930 AQ 1

ISIN No.:                                   US058930AQ11

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 31, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Bank of America, National
Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.
This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     B-B4-3

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Servicer or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for each Loan Group)
of the Net WAC of each of the Group 1 Mortgage Loans, the Group 2 Mortgage
Loans, the Group 3 Mortgage Loans and the Group 4 Mortgage Loans.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of
1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the
1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel
(which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the
1933 Act and such laws, which Opinion of Counsel shall not be an expense of the
Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as
Exhibit G-2B, which certificates shall not be an expense of the Trustee or the
Depositor; provided that the foregoing requirements under clauses (i) and (ii)
shall not apply to a transfer of a Private Certificate between or among the
Depositor, the Sponsor, their affiliates or both. The Holder of a Private
Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *    *    *

                                     B-B4-4

                                  EXHIBIT B-B5

                     [FORM OF FACE OF CLASS B-5 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-C
                                    Class B-5

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
OF ALL GROUPS, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES, THE CLASS
B-3 CERTIFICATES AND THE CLASS B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND
SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT
REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION
EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE
WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO
THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE
SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON
BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH
PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO
PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH
TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60
("PTE 95-60"), 60 FED. REG.

                                     B-B5-1

35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF
SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR
ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR
AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME
EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES
OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF
PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN
SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF
COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, TO THE EFFECT THAT
THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL
NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE
MEANING OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT
THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO
THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO
ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE
THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE
PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION
LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE
TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR
PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND
VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                                     B-B5-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-C
                                    Class B-5

evidencing an interest in a Trust consisting primarily of four loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               March 1, 2006

First Distribution Date:                    April 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $[__________]

Initial Class Certificate
Balance of this Class:                      $837,000.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  058930 AR 9

ISIN No.:                                   US058930AR93

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 31, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Bank of America, National
Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.
This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     B-B5-3

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Servicer or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for each Loan Group)
of the Net WAC of each of the Group 1 Mortgage Loans, the Group 2 Mortgage
Loans, the Group 3 Mortgage Loans and the Group 4 Mortgage Loans.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of
1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the
1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel
(which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the
1933 Act and such laws, which Opinion of Counsel shall not be an expense of the
Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as
Exhibit G-2B, which certificates shall not be an expense of the Trustee or the
Depositor; provided that the foregoing requirements under clauses (i) and (ii)
shall not apply to a transfer of a Private Certificate between or among the
Depositor, the Sponsor, their affiliates or both. The Holder of a Private
Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *    *    *

                                     B-B5-4

                                  EXHIBIT B-B6

                     [FORM OF FACE OF CLASS B-6 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-C
                                    Class B-6

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
OF ALL GROUPS, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES, THE CLASS
B-3 CERTIFICATES, THE CLASS B-4 CERTIFICATES AND THE CLASS B-5 CERTIFICATES AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT
REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION
EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE
WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO
THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE
SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON
BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH
PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO
PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH
TERM IS DEFINED IN SECTION V(E) OF

                                     B-B6-1

PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925
(JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH
GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON
BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR
AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME
EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES
OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF
PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN
SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF
COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, TO THE EFFECT THAT
THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL
NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE
MEANING OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT
THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO
THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO
ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE
THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE
PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION
LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE
TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR
PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND
VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                                     B-B6-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-C
                                    Class B-6

evidencing an interest in a Trust consisting primarily of four loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               March 1, 2006

First Distribution Date:                    April 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $[_________]

Initial Class Certificate
Balance of this Class:                      $1,047,708.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  058930 AS 7

ISIN No.:                                   US058930AS76

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 31, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Bank of America, National
Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.
This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     B-B6-3

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Servicer or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for each Loan Group)
of the Net WAC of each of the Group 1 Mortgage Loans, the Group 2 Mortgage
Loans, the Group 3 Mortgage Loans and the Group 4 Mortgage Loans.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of
1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the
1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel
(which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the
1933 Act and such laws, which Opinion of Counsel shall not be an expense of the
Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as
Exhibit G-2B, which certificates shall not be an expense of the Trustee or the
Depositor; provided that the foregoing requirements under clauses (i) and (ii)
shall not apply to a transfer of a Private Certificate between or among the
Depositor, the Sponsor, their affiliates or both. The Holder of a Private
Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *    *    *

                                     B-B6-4

                                    EXHIBIT C

                      [FORM OF REVERSE OF ALL CERTIFICATES]

                       BANC OF AMERICA FUNDING CORPORATION
                       Mortgage Pass-Through Certificates

      This Certificate is one of a duly authorized issue of Certificates designated as Banc of America Funding Corporation Mortgage Pass-Through
Certificates, of the Series specified on the face hereof (collectively, the
"Certificates"), and representing a beneficial ownership interest in the Trust created by the Pooling and Servicing Agreement.

      The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Pooling and Servicing
Agreement or, except as expressly provided in the Pooling and Servicing
Agreement, subject to any liability under the Pooling and Servicing Agreement.

      This Certificate does not purport to summarize the Pooling and Servicing
Agreement and reference is made to the Pooling and Servicing Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

      Pursuant to the terms of the Pooling and Servicing Agreement, a distribution will be made on the 20th day of each calendar month (or, if such day is not a Business Day, the next Business Day) (each, a "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the
Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount required pursuant to the Pooling and
Servicing Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month immediately preceding the month of such
Distribution Date or the Business Day immediately preceding such Distribution
Date, as set forth in the Pooling and Servicing Agreement.

      On each Distribution Date, the Trustee shall distribute out of the
Distribution Account to each Certificateholder of record on the related Record
Date (other than with respect to the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution
Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Regular Certificate, by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth in Section 5.02 of the Pooling and Servicing Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentation and surrender of such Certificate to the Trustee as contemplated by
Section 10.01 of the Pooling and Servicing Agreement.

      The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the

                                       C-1

rights of the Certificateholders under the Pooling and Servicing Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the
Holders of Certificates affected by such amendment evidencing the requisite
Percentage Interest, as provided in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.
The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the
Certificates.

      As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Trustee accompanied by a written instrument of transfer in form satisfactory to the
Trustee and the Certificate Registrar duly executed by the Holder hereof or such
Holder's attorney duly authorized in writing, and thereupon one or more new
Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

      The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Depositor, the Servicer, the Certificate Registrar and the Trustee and
any agent of the Depositor, the Servicer, the Certificate Registrar or the
Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the
Certificate Registrar, the Trustee or any such agent shall be affected by any notice to the contrary.

      On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans in all Loan Groups is less than 10% of the aggregate
Cut-off Date Pool Principal Balance of such Mortgage Loans, the Servicer has the option to purchase such Mortgage Loans under the conditions set forth in Section
10.01 of the Pooling and Servicing Agreement. In the event that no such optional repurchases occur, the obligations and responsibilities created by the Pooling and Servicing Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Pooling and Servicing Agreement. In no event shall the Trust created by the Pooling and Servicing Agreement continue beyond the expiration of
21 years from the death of the last survivor of the descendants

                                       C-2

of Joseph P. Kennedy, the late ambassador of the United States to the Court of
St. James, living on the date thereof.

      Any term used herein that is defined in the Pooling and Servicing
Agreement shall have the meaning assigned in the Pooling and Servicing
Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                       C-3

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                                        WELLS FARGO BANK, N.A.,
                                        as Trustee

                                        By______________________________________
                                              Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

      This is one of the Certificates referred to in the Pooling and Servicing
Agreement referenced herein.

                                        WELLS FARGO BANK, N.A.,
                                        as Trustee

                                        By______________________________________
                                              Authorized Signatory

                                       C-4

                                   ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

      I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                                        ________________________________________
                                        Signature by or on behalf of assignor

                            DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

      Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________ for the
account of ___________________, account number _________________________, or, if mailed by check, to Applicable statements should be mailed to
__________________________________________

      This information is provided by _________, the assignee named above, or , as its agent.

                                       C-5

                                   EXHIBIT D-1
                       LOAN GROUP 1 MORTGAGE LOAN SCHEDULE

                                   Exhibit D-1

LOANID        OCC         PROPTYPE     OTERM   CORTERM   OLTV    RATE    FPDATE     NDDATE     S_MATDATE    PANDI      PTDATE

 6141368818   Secondary   Townhouse      360       359      75     6.5   3/1/2006   3/1/2006    2/1/2036    6,073.44   3/1/2006
 6232587540   Primary     SFR            360       360   55.83     6.5   4/1/2006   4/1/2006    3/1/2036    3,477.50   4/1/2006
 6339111327   Investor    Condo          360       359      70    6.75   3/1/2006   3/1/2006    2/1/2036    2,861.31   3/1/2006
 6363582245   Primary     SFR            360       359      75   6.625   3/1/2006   3/1/2006    2/1/2036    2,753.52   3/1/2006
 6372654225   Secondary   SFR            360       359      80   6.875   3/1/2006   3/1/2006    2/1/2036    7,333.33   3/1/2006
 6473125315   Primary     SFR            360       359   74.94   6.125   3/1/2006   3/1/2006    2/1/2036    5,068.44   3/1/2006
 6624603608   Primary     SFR            360       360      80   6.375   4/1/2006   4/1/2006    3/1/2036   15,215.00   4/1/2006
 6715530355   Primary     SFR            360       360      80    5.75   4/1/2006   4/1/2006    3/1/2036    2,062.33   4/1/2006
 6758904616   Primary     SFR            360       359   77.27   6.375   3/1/2006   3/1/2006    2/1/2036    5,302.90   3/1/2006
 6763389316   Primary     PUD Detach     360       359   68.57     6.5   3/1/2006   3/1/2006    2/1/2036    6,500.00   3/1/2006
 6946211684   Primary     SFR            360       360   73.68   5.875   4/1/2006   4/1/2006    3/1/2036    2,741.67   4/1/2006
 6097424235   Primary     SFR            360       359      70   5.125   3/1/2006   3/1/2006    2/1/2036    2,795.26   3/1/2006
 6121204561   Primary     SFR            360       359   58.82    5.75   3/1/2006   3/1/2006    2/1/2036    3,593.75   3/1/2006
 6159633053   Investor    SFR            360       359      75    7.25   3/1/2006   3/1/2006    2/1/2036    2,877.34   3/1/2006
 6177511547   Primary     PUD Detach     360       359   67.41   5.875   3/1/2006   3/1/2006    2/1/2036    2,227.60   3/1/2006
 6183074464   Secondary   Condo          360       360   65.04   6.375   4/1/2006   4/1/2006    3/1/2036   10,625.00   4/1/2006
 6193554703   Primary     SFR            360       360   68.12    5.75   4/1/2006   4/1/2006    3/1/2036    2,859.29   4/1/2006
 6199485084   Primary     SFR            360       359   76.52   6.875   3/1/2006   3/1/2006    2/1/2036    3,416.58   3/1/2006
 6212084344   Primary     SFR            360       359   40.91    5.75   3/1/2006   3/1/2006    2/1/2036    2,156.25   3/1/2006
 6218001979   Primary     PUD Attach     360       360      80    6.25   4/1/2006   4/1/2006    3/1/2036    3,458.33   4/1/2006
 6231277770   Primary     SFR            360       359      95   6.125   3/1/2006   3/1/2006    2/1/2036    3,290.22   3/1/2006
 6266022273   Primary     PUD Detach     360       359      80   6.125   3/1/2006   3/1/2006    2/1/2036    2,460.21   3/1/2006
 6272436327   Primary     SFR            360       359   79.54    5.75   3/1/2006   3/1/2006    2/1/2036    2,496.46   3/1/2006
 6319798077   Primary     SFR            360       360      80   6.625   4/1/2006   4/1/2006    3/1/2036    4,195.83   4/1/2006
 6327746126   Primary     SFR            360       359   69.44   6.125   3/1/2006   4/1/2006    2/1/2036    2,215.21   3/1/2006
 6334395552   Primary     SFR            360       359      80     6.5   3/1/2006   3/1/2006    2/1/2036    3,250.00   3/1/2006
 6383829022   Primary     SFR            360       359   74.18     5.5   3/1/2006   4/1/2006    2/1/2036    2,805.00   3/1/2006
 6405955508   Primary     SFR            360       359   66.67       6   3/1/2006   3/1/2006    2/1/2036    2,500.00   3/1/2006
 6442011463   Primary     SFR            360       359    67.3   5.875   3/1/2006   4/1/2006    2/1/2036    4,036.02   3/1/2006
 6455375045   Primary     SFR            360       360   71.44   6.375   4/1/2006   4/1/2006    3/1/2036    3,947.19   4/1/2006
 6505664505   Primary     Condo          360       360      80    6.25   4/1/2006   4/1/2006    3/1/2036    6,029.11   4/1/2006
 6513559606   Primary     Condo          360       359   79.99   5.875   3/1/2006   3/1/2006    2/1/2036    3,564.17   3/1/2006
 6514712055   Secondary   SFR            360       360      80       6   4/1/2006   4/1/2006    3/1/2036    5,395.96   4/1/2006
 6520307775   Primary     SFR            360       359   59.09   6.375   3/1/2006   3/1/2006    2/1/2036    3,453.13   3/1/2006
 6547383635   Primary     SFR            360       359   69.66   5.875   3/1/2006   3/1/2006    2/1/2036    3,035.42   3/1/2006
 6551184135   Primary     PUD Detach     360       360      80    5.75   4/1/2006   4/1/2006    3/1/2036    2,656.50   4/1/2006
 6657908692   Secondary   SFR            360       360   71.77     6.5   4/1/2006   4/1/2006    3/1/2036    3,520.83   4/1/2006
 6697042874   Primary     Condo          360       359      80    5.75   3/1/2006   3/1/2006    2/1/2036    2,613.67   3/1/2006
 6702391811   Primary     PUD Detach     360       360      80   5.875   4/1/2006   4/1/2006    3/1/2036    2,252.08   4/1/2006
 6733362153   Primary     PUD Detach     360       360      80    5.75   4/1/2006   4/1/2006    3/1/2036    2,092.63   4/1/2006
 6738527263   Primary     SFR            360       360      75       6   4/1/2006   4/1/2006    3/1/2036    3,417.44   4/1/2006
 6772435829   Primary     2-Family       360       359   74.86    6.25   3/1/2006   3/1/2006    2/1/2036    3,263.31   3/1/2006
 6784250604   Primary     PUD Detach     360       359   56.15       6   3/1/2006   3/1/2006    2/1/2036    2,626.04   3/1/2006
 6842164177   Secondary   PUD Detach     360       360   79.96   5.875   4/1/2006   4/1/2006    3/1/2036    3,871.03   4/1/2006
 6859243567   Primary     PUD Detach     360       359   89.99    6.25   3/1/2006   3/1/2006    2/1/2036    3,706.62   3/1/2006
 6877128956   Primary     SFR            360       359      80   5.875   3/1/2006   4/1/2006    2/1/2036    2,910.95   3/1/2006
 6896092712   Primary     PUD Detach     360       359   78.79   6.375   3/1/2006   3/1/2006    2/1/2036    2,762.50   3/1/2006
 6913254493   Primary     SFR            360       360      50   6.375   4/1/2006   4/1/2006    3/1/2036    3,160.94   4/1/2006
 6924967554   Primary     PUD Detach     360       360      80    6.75   4/1/2006   4/1/2006    3/1/2036    3,442.50   4/1/2006
 6939280464   Secondary   SFR            360       360      80   6.625   4/1/2006   4/1/2006    3/1/2036    3,380.85   4/1/2006

LOANID        OBAL            COBAL         PURPOSE    DOC             OAPPVAL        FRTRDATE   CEILING   FLOOR   CAPINT   MARGIN

 6141368818   1,121,250.00   1,121,250.00   Purchase   Stated Income   1,500,000.00   2/1/2009      12.5    2.25        2     2.25
 6232587540     642,000.00     642,000.00   R/T Refi   Stated Income   1,150,000.00   3/1/2009      12.5    2.25        2     2.25
 6339111327     441,153.00     440,773.18   Purchase   Standard          650,000.00   8/1/2006     12.75    2.75        1     2.75
 6363582245     498,750.00     498,750.00   C/O Refi   Stated Income     665,000.00   2/1/2009    12.625    2.25        2     2.25
 6372654225   1,280,000.00   1,280,000.00   Purchase   Stated Income   1,615,000.00   2/1/2009    12.875    2.25        2     2.25
 6473125315     993,000.00     993,000.00   R/T Refi   Stated Income   1,325,000.00   2/1/2009    12.125    2.25        2     2.25
 6624603608   2,864,000.00   2,864,000.00   Purchase   Standard        3,590,000.00   3/1/2009    12.375    2.25        2     2.25
 6715530355     430,400.00     430,400.00   C/O Refi   Stated Income     538,000.00   3/1/2009     11.75    2.25        2     2.25
 6758904616     850,000.00     849,212.73   R/T Refi   Stated Income   1,100,000.00   2/1/2009    12.375    2.25        2     2.25
 6763389316   1,200,000.00   1,200,000.00   R/T Refi   Stated Income   1,750,000.00   2/1/2009      12.5    2.25        2     2.25
 6946211684     560,000.00     560,000.00   Purchase   Stated Income     760,000.00   3/1/2009    11.875    2.25        2     2.25
 6097424235     654,500.00     654,500.00   Purchase   Reduced           935,000.00   2/1/2009    11.125    2.25        2     2.25
 6121204561     750,000.00     750,000.00   R/T Refi   Rapid           1,275,000.00   2/1/2009     11.75    2.25        2     2.25
 6159633053     476,250.00     476,250.00   Purchase   Standard          640,000.00   2/1/2009     13.25    2.25        2     2.25
 6177511547     455,000.00     455,000.00   C/O Refi   Reduced           675,000.00   2/1/2009    11.875    2.25        2     2.25
 6183074464   2,000,000.00   2,000,000.00   Purchase   Standard        3,075,000.00   3/1/2009    12.375    2.25        2     2.25
 6193554703     596,721.00     596,721.00   C/O Refi   Standard          876,000.00   3/1/2009     11.75    2.25        2     2.25
 6199485084     596,348.00     596,348.00   Purchase   SISA              795,000.00   2/1/2009    12.875    2.25        2     2.25
 6212084344     450,000.00     450,000.00   Purchase   Reduced         1,100,000.00   2/1/2009     11.75    2.25        2     2.25
 6218001979     664,000.00     664,000.00   R/T Refi   Rapid             830,000.00   3/1/2009     12.25    2.25        2     2.25
 6231277770     541,500.00     540,973.69   Purchase   Reduced           585,000.00   2/1/2009    12.125    2.25        2     2.25
 6266022273     482,000.00     482,000.00   Purchase   Standard          625,000.00   2/1/2009    12.125    2.25        2     2.25
 6272436327     521,000.00     521,000.00   Purchase   Rapid             825,000.00   2/1/2009     11.75    2.25        2     2.25
 6319798077     760,000.00     760,000.00   Purchase   SISA              980,000.00   3/1/2009    12.625    2.25        2     2.25
 6327746126     434,000.00     434,000.00   C/O Refi   SISA              625,000.00   2/1/2009    12.125    2.25        2     2.25
 6334395552     600,000.00     600,000.00   Purchase   SISA              750,000.00   2/1/2009      12.5    2.25        2     2.25
 6383829022     612,000.00     612,000.00   R/T Refi   Rapid             825,000.00   2/1/2009      11.5    2.25        2     2.25
 6405955508     500,000.00     500,000.00   C/O Refi   Standard          750,000.00   2/1/2009        12    2.25        2     2.25
 6442011463     824,379.00     824,379.00   R/T Refi   SISA            1,225,000.00   2/1/2009    11.875    2.25        2     2.25
 6455375045     743,000.00     743,000.00   R/T Refi   SISA            1,040,000.00   3/1/2009    12.375    2.25        2     2.25
 6505664505     979,200.00     979,200.00   Purchase   Rapid           1,575,000.00   3/1/2009     12.25    2.25        2     2.25
 6513559606     728,000.00     728,000.00   Purchase   Reduced           910,500.00   2/1/2009    11.875    2.25        2     2.25
 6514712055     900,000.00     900,000.00   Purchase   Rapid           2,000,000.00   3/1/2009        12    2.25        2     2.25
 6520307775     650,000.00     650,000.00   R/T Refi   SISA            1,100,000.00   2/1/2009    12.375    2.25        2     2.25
 6547383635     620,000.00     620,000.00   C/O Refi   Reduced           890,000.00   2/1/2009    11.875    2.25        2     2.25
 6551184135     554,400.00     554,400.00   Purchase   Reduced           715,000.00   3/1/2009     11.75    2.25        2     2.25
 6657908692     650,000.00     650,000.00   Purchase   Reduced           915,000.00   3/1/2009      12.5    2.25        2     2.25
 6697042874     545,462.00     545,462.00   Purchase   Rapid             700,000.00   2/1/2009     11.75    2.25        2     2.25
 6702391811     460,000.00     460,000.00   Purchase   Rapid             585,000.00   3/1/2009    11.875    2.25        2     2.25
 6733362153     436,723.00     436,723.00   Purchase   Reduced           547,000.00   3/1/2009     11.75    2.25        2     2.25
 6738527263     570,000.00     570,000.00   C/O Refi   Rapid             760,000.00   3/1/2009        12    2.25        2     2.25
 6772435829     530,000.00     529,396.59   R/T Refi   SISA              708,000.00   2/1/2009     12.25    2.25        2     2.25
 6784250604     438,000.00     437,563.96   R/T Refi   All Ready Home    780,000.00   2/1/2009        12    2.25        2     2.25
 6842164177     654,400.00     654,400.00   Purchase   Rapid             820,000.00   3/1/2009    11.875    2.25        2     2.25
 6859243567     602,000.00     601,428.80   Purchase   Standard          731,000.00   2/1/2009     12.25    2.25        2     2.25
 6877128956     600,000.00     594,577.11   R/T Refi   Standard          750,000.00   2/1/2009    11.875    2.25        2     2.25
 6896092712     520,000.00     520,000.00   R/T Refi   Standard          660,000.00   2/1/2009    12.375    2.25        2     2.25
 6913254493     595,000.00     595,000.00   Purchase   SISA            1,190,000.00   3/1/2009    12.375    2.25        2     2.25
 6924967554     612,000.00     612,000.00   Purchase   SISA              765,000.00   3/1/2009     12.75    2.25        2     2.25
 6939280464     528,000.00     528,000.00   R/T Refi   SISA              660,000.00   3/1/2009    12.625    2.25        2     2.25

LOANID        INDEX         ODATE       SERVICER
 6141368818   12 MO LIBOR   1/10/2006   Bank of America
 6232587540   12 MO LIBOR    2/6/2006   Bank of America
 6339111327   6 MO LIBOR     1/3/2006   Bank of America
 6363582245   12 MO LIBOR   1/26/2006   Bank of America
 6372654225   12 MO LIBOR   1/17/2006   Bank of America
 6473125315   12 MO LIBOR   1/26/2006   Bank of America
 6624603608   12 MO LIBOR    2/3/2006   Bank of America
 6715530355   12 MO LIBOR   2/10/2006   Bank of America
 6758904616   12 MO LIBOR   1/17/2006   Bank of America
 6763389316   12 MO LIBOR   1/10/2006   Bank of America
 6946211684   12 MO LIBOR    2/9/2006   Bank of America
 6097424235   12 MO LIBOR   1/24/2006   Bank of America
 6121204561   12 MO LIBOR   1/25/2006   Bank of America
 6159633053   12 MO LIBOR   1/26/2006   Bank of America
 6177511547   12 MO LIBOR   1/25/2006   Bank of America
 6183074464   12 MO LIBOR   1/19/2006   Bank of America
 6193554703   12 MO LIBOR   1/31/2006   Bank of America
 6199485084   12 MO LIBOR   1/30/2006   Bank of America
 6212084344   12 MO LIBOR   1/30/2006   Bank of America
 6218001979   12 MO LIBOR    2/9/2006   Bank of America
 6231277770   12 MO LIBOR   1/23/2006   Bank of America
 6266022273   12 MO LIBOR    2/1/2006   Bank of America
 6272436327   12 MO LIBOR   1/30/2006   Bank of America
 6319798077   12 MO LIBOR    2/2/2006   Bank of America
 6327746126   12 MO LIBOR   1/25/2006   Bank of America
 6334395552   12 MO LIBOR    2/2/2006   Bank of America
 6383829022   12 MO LIBOR   1/27/2006   Bank of America
 6405955508   12 MO LIBOR   1/25/2006   Bank of America
 6442011463   12 MO LIBOR   1/27/2006   Bank of America
 6455375045   12 MO LIBOR   2/17/2006   Bank of America
 6505664505   12 MO LIBOR    2/3/2006   Bank of America
 6513559606   12 MO LIBOR   1/25/2006   Bank of America
 6514712055   12 MO LIBOR   2/22/2006   Bank of America
 6520307775   12 MO LIBOR   1/25/2006   Bank of America
 6547383635   12 MO LIBOR   1/23/2006   Bank of America
 6551184135   12 MO LIBOR   2/24/2006   Bank of America
 6657908692   12 MO LIBOR   2/10/2006   Bank of America
 6697042874   12 MO LIBOR   1/31/2006   Bank of America
 6702391811   12 MO LIBOR    2/1/2006   Bank of America
 6733362153   12 MO LIBOR   1/31/2006   Bank of America
 6738527263   12 MO LIBOR    2/1/2006   Bank of America
 6772435829   12 MO LIBOR   1/27/2006   Bank of America
 6784250604   12 MO LIBOR   1/24/2006   Bank of America
 6842164177   12 MO LIBOR    2/2/2006   Bank of America
 6859243567   12 MO LIBOR   1/27/2006   Bank of America
 6877128956   12 MO LIBOR   1/30/2006   Bank of America
 6896092712   12 MO LIBOR   1/27/2006   Bank of America
 6913254493   12 MO LIBOR   2/10/2006   Bank of America
 6924967554   12 MO LIBOR   2/10/2006   Bank of America
 6939280464   12 MO LIBOR   2/23/2006   Bank of America

                                      D-1-1

                                   EXHIBIT D-2
                       LOAN GROUP 2 MORTGAGE LOAN SCHEDULE

                                   Exhibit D-2

LOANID        OCC        PROPTYPE     OTERM    CORTERM   OLTV    RATE    FPDATE     NDDATE     S_MATDATE   PANDI      PTDATE

 6005268641   Primary    PUD Attach      360       359      80    5.75   3/1/2006   4/1/2006    2/1/2036   2,917.87   3/1/2006
 6006132465   Primary    SFR             360       359      80   4.875   3/1/2006   4/1/2006    2/1/2036   1,781.00   3/1/2006
 6010865019   Primary    SFR             360       359      80     5.5   3/1/2006   3/1/2006    2/1/2036   2,234.80   3/1/2006
 6038393085   Primary    PUD Detach      360       359      80    6.25   3/1/2006   4/1/2006    2/1/2036   4,041.67   3/1/2006
 6052656664   Primary    SFR             360       359      80    6.25   3/1/2006   3/1/2006    2/1/2036   3,291.67   3/1/2006
 6056287755   Primary    SFR             360       360   78.87    6.25   4/1/2006   4/1/2006    3/1/2036   3,103.22   4/1/2006
 6095855257   Primary    SFR             360       360      80       6   4/1/2006   4/1/2006    3/1/2036   2,600.00   4/1/2006
 6100406823   Primary    SFR             360       359      80    7.25   3/1/2006   3/1/2006    2/1/2036   6,548.90   3/1/2006
 6105739855   Primary    PUD Detach      360       360      75   5.625   4/1/2006   4/1/2006    3/1/2036   2,313.24   4/1/2006
 6107153485   Primary    SFR             360       359      80   6.125   3/1/2006   3/1/2006    2/1/2036   2,450.00   3/1/2006
 6109247483   Investor   SFR             360       359   61.22    6.75   3/1/2006   3/1/2006    2/1/2036   3,960.00   3/1/2006
 6124716124   Primary    PUD Detach      360       360      80   5.375   4/1/2006   4/1/2006    3/1/2036   2,318.00   4/1/2006
 6127046891   Primary    PUD Detach      360       359   73.62   6.125   3/1/2006   4/1/2006    2/1/2036   3,062.50   3/1/2006
 6133275484   Primary    SFR             360       359   66.67    6.25   3/1/2006   3/1/2006    2/1/2036   3,385.42   3/1/2006
 6141399516   Primary    4-Family        360       360      80   6.875   4/1/2006   4/1/2006    3/1/2036   7,094.84   4/1/2006
 6149703016   Primary    SFR             360       358      80       6   2/1/2006   3/1/2006    1/1/2036   4,600.00   2/1/2006
 6153954026   Investor   SFR             360       360   70.24       7   4/1/2006   4/1/2006    3/1/2036   4,790.18   4/1/2006
 6169117311   Primary    Condo           360       360      80     5.5   4/1/2006   4/1/2006    3/1/2036   3,666.67   4/1/2006
 6172302629   Primary    Condo           360       360      80       6   4/1/2006   4/1/2006    3/1/2036   2,140.00   4/1/2006
 6178632581   Primary    PUD Detach      360       359      75       6   3/1/2006   3/1/2006    2/1/2036   2,512.82   3/1/2006
 6191326583   Primary    Condo           360       359      75    5.75   3/1/2006   3/1/2006    2/1/2036   3,054.69   3/1/2006
 6206867605   Primary    SFR             360       360      80   6.125   4/1/2006   4/1/2006    3/1/2036   2,531.67   4/1/2006
 6226133293   Primary    PUD Detach      360       359   48.98   6.125   3/1/2006   3/1/2006    2/1/2036   6,125.00   3/1/2006
 6252310203   Primary    PUD Detach      360       360   55.88    6.25   4/1/2006   4/1/2006    3/1/2036   2,924.66   4/1/2006
 6301979206   Primary    Condo           360       360      75   6.125   4/1/2006   4/1/2006    3/1/2036   3,613.75   4/1/2006
 6304871384   Primary    Condo           360       359      80   5.875   3/1/2006   3/1/2006    2/1/2036   2,333.89   3/1/2006
 6322924249   Secondary  SFR             360       359   79.93    5.75   3/1/2006   3/1/2006    2/1/2036   3,397.29   3/1/2006
 6351216368   Investor   SFR             360       359      80       6   3/1/2006   3/1/2006    2/1/2036   2,873.05   3/1/2006
 6362859222   Primary    SFR             360       360   61.54     6.5   4/1/2006   4/1/2006    3/1/2036   2,600.00   4/1/2006
 6379689109   Primary    SFR             360       360      80       7   4/1/2006   4/1/2006    3/1/2036   3,299.91   4/1/2006
 6471059680   Primary    SFR             360       360      80   5.875   4/1/2006   4/1/2006    3/1/2036   2,242.04   4/1/2006
 6480432183   Secondary  SFR             360       360   56.75     6.5   4/1/2006   4/1/2006    3/1/2036   2,844.31   4/1/2006
 6492192437   Primary    SFR             360       359   70.48    6.25   3/1/2006   3/1/2006    2/1/2036   7,708.33   3/1/2006
 6522281937   Primary    SFR             360       359   56.57   6.625   3/1/2006   3/1/2006    2/1/2036   3,803.45   3/1/2006
 6548722641   Investor   SFR             360       360      90    6.75   4/1/2006   4/1/2006    3/1/2036   3,794.30   4/1/2006
 6560609098   Primary    SFR             360       360      80   5.875   4/1/2006   4/1/2006    3/1/2036   2,043.63   4/1/2006
 6596609740   Secondary  PUD Detach      360       359      80   6.875   3/1/2006   3/1/2006    2/1/2036   5,729.17   3/1/2006
 6628403203   Primary    SFR             360       359   65.91    5.75   3/1/2006   3/1/2006    2/1/2036   3,473.96   3/1/2006
 6662276895   Primary    PUD Attach      360       360   83.41    6.25   4/1/2006   4/1/2006    3/1/2036   3,158.63   4/1/2006
 6673482086   Primary    2-Family        360       359   70.92    5.75   3/1/2006   3/1/2006    2/1/2036   5,835.73   3/1/2006
 6690583536   Primary    SFR             360       359    77.1    5.25   3/1/2006   4/1/2006    2/1/2036   2,187.42   3/1/2006
 6691260654   Primary    SFR             360       359      75   5.625   3/1/2006   3/1/2006    2/1/2036   2,250.00   3/1/2006
 6703155587   Primary    PUD Detach      360       358      70    7.25   2/1/2006   3/1/2006    1/1/2036  12,687.50   2/1/2006
 6732033607   Primary    Condo           360       359      80   5.875   3/1/2006   3/1/2006    2/1/2036   2,855.25   3/1/2006
 6740697930   Primary    SFR             360       360      80    6.25   4/1/2006   4/1/2006    3/1/2036   2,354.17   4/1/2006
 6745409828   Primary    SFR             360       359      80     5.5   3/1/2006   3/1/2006    2/1/2036   2,188.96   3/1/2006
 6747044813   Primary    SFR             360       359   69.44   6.625   3/1/2006   3/1/2006    2/1/2036   6,002.92   3/1/2006
 6761924643   Primary    SFR             360       360   71.81   6.375   4/1/2006   4/1/2006    3/1/2036   4,211.13   4/1/2006
 6764596463   Primary    SFR             360       359      80   4.875   3/1/2006   3/1/2006    2/1/2036   2,843.75   3/1/2006
 6768105121   Investor   3-Family        360       359      80    7.25   3/1/2006   3/1/2006    2/1/2036   7,613.09   3/1/2006
 6782358847   Secondary  SFR             360       359      70     6.5   3/1/2006   3/1/2006    2/1/2036   7,814.63   3/1/2006
 6791915397   Primary    SFR             360       359   43.48       7   3/1/2006   3/1/2006    2/1/2036   6,653.03   3/1/2006
 6793832129   Primary    3-Family        360       359      80     6.5   3/1/2006   3/1/2006    2/1/2036   6,826.34   3/1/2006
 6812608047   Secondary  SFR             360       359      75   6.125   3/1/2006   3/1/2006    2/1/2036   8,536.72   3/1/2006
 6874557827   Primary    2-Family        360       359      90    6.25   3/1/2006   3/1/2006    2/1/2036   3,435.71   3/1/2006
 6877169844   Primary    SFR             360       359   70.65    6.75   3/1/2006   4/1/2006    2/1/2036   3,656.25   3/1/2006
 6915934902   Primary    SFR             360       359      80     6.5   3/1/2006   3/1/2006    2/1/2036   2,946.67   3/1/2006
 6918424497   Primary    PUD Attach      360       360      80       6   4/1/2006   4/1/2006    3/1/2036   3,140.00   4/1/2006
 6943972742   Primary    SFR             360       359      75   5.375   3/1/2006   3/1/2006    2/1/2036   3,637.08   3/1/2006
 6955669434   Investor   4-Family        360       359      80   7.375   3/1/2006   3/1/2006    2/1/2036   3,563.89   3/1/2006
 6997274029   Primary    PUD Attach      360       360      80   6.375   4/1/2006   4/1/2006    3/1/2036   2,685.14   4/1/2006
 6999561860   Primary    PUD Detach      360       360      80   5.875   4/1/2006   4/1/2006    3/1/2036   2,479.95   4/1/2006
 3302372192   Primary    SFR             360       352   60.08     5.5   8/1/2005   3/1/2006    7/1/2035   2,558.60   2/1/2006
 3302430982   Secondary  Townhouse       360       352      80   5.125   8/1/2005   3/1/2006    7/1/2035   2,504.65   2/1/2006
 3302458827   Primary    SFR             360       352   65.86   4.875   8/1/2005   3/1/2006    7/1/2035   2,352.70   2/1/2006
 3302682830   Primary    SFR             360       353   51.62   5.375   9/1/2005   3/1/2006    8/1/2035   2,543.67   2/1/2006
 3303186542   Primary    SFR             360       359   76.19   6.375   3/1/2006   3/1/2006    2/1/2036   4,990.96   3/1/2006
 3303638344   Primary    SFR             360       359      70       7   3/1/2006   3/1/2006    2/1/2036   3,446.27   3/1/2006
 3303663813   Primary    PUD Detach      360       360    72.3   5.875   4/1/2006   4/1/2006    3/1/2036   3,164.73   4/1/2006
 3303697100   Primary    SFR             360       359   64.29   6.125   3/1/2006   3/1/2006    2/1/2036   2,734.25   3/1/2006
 3303699981   Primary    SFR             360       359   48.78   6.125   3/1/2006   3/1/2006    2/1/2036   3,038.06   3/1/2006
 3303738243   Primary    PUD Detach      360       360      90   5.875   4/1/2006   4/1/2006    3/1/2036   2,762.38   4/1/2006
 3303762557   Primary    SFR             360       360    49.7   5.875   4/1/2006   4/1/2006    3/1/2036   2,572.40   4/1/2006
 3303795631   Primary    SFR             360       360   78.57   6.125   4/1/2006   4/1/2006    3/1/2036   2,673.49   4/1/2006
 3303801264   Primary    SFR             360       360   62.24       5   4/1/2006   4/1/2006    3/1/2036   2,873.34   4/1/2006
 3303807089   Primary    SFR             360       360   73.45    6.25   4/1/2006   4/1/2006    3/1/2036   4,975.00   4/1/2006
 3303817567   Secondary  SFR             360       360   56.52   6.375   4/1/2006   4/1/2006    3/1/2036   2,891.64   4/1/2006
 3303826477   Primary    PUD Detach      360       360      80   5.875   4/1/2006   4/1/2006    3/1/2036   2,957.69   4/1/2006
 6009476885   Primary    SFR             360       360   56.89   6.625   4/1/2006   4/1/2006    3/1/2036   2,896.07   4/1/2006
 6010467105   Primary    SFR             360       360      80   5.875   4/1/2006   4/1/2006    3/1/2036   2,643.75   4/1/2006
 6014980749   Primary    SFR             360       360   73.17   5.875   4/1/2006   4/1/2006    3/1/2036   2,937.50   4/1/2006
 6015301945   Secondary  Condo           360       359      80    5.75   3/1/2006   4/1/2006    2/1/2036   2,927.71   3/1/2006
 6017756088   Primary    PUD Detach      360       359      80     5.5   3/1/2006   3/1/2006    2/1/2036   2,630.00   3/1/2006
 6022782210   Primary    Townhouse       360       360      80    6.25   4/1/2006   4/1/2006    3/1/2036   2,802.08   4/1/2006
 6027739702   Primary    SFR             360       360      80   4.875   4/1/2006   4/1/2006    3/1/2036   4,000.82   4/1/2006
 6029944656   Primary    SFR             360       359      80    6.25   3/1/2006   4/1/2006    2/1/2036   2,332.40   3/1/2006
 6036596549   Primary    SFR             360       359   71.29    5.25   3/1/2006   4/1/2006    2/1/2036   2,755.69   3/1/2006
 6038178684   Primary    SFR             360       360      80   5.625   4/1/2006   4/1/2006    3/1/2036   3,267.75   4/1/2006
 6040120351   Secondary  SFR             360       360      80   5.875   4/1/2006   4/1/2006    3/1/2036   2,800.42   4/1/2006
 6042447398   Primary    SFR             360       360   71.19    5.25   4/1/2006   4/1/2006    3/1/2036   1,959.02   4/1/2006
 6048227604   Primary    SFR             360       359   61.76    5.25   3/1/2006   3/1/2006    2/1/2036   2,769.38   3/1/2006
 6053293301   Primary    SFR             360       359   79.66   5.875   3/1/2006   3/1/2006    2/1/2036   2,780.23   3/1/2006
 6056561159   Primary    Condo           360       359      80       6   3/1/2006   3/1/2006    2/1/2036   2,180.00   3/1/2006
 6062432114   Primary    PUD Detach      360       359      80    5.75   3/1/2006   4/1/2006    2/1/2036   3,488.33   3/1/2006
 6062496192   Primary    PUD Detach      360       359      80       5   3/1/2006   3/1/2006    2/1/2036   2,684.11   3/1/2006
 6062578031   Primary    SFR             360       359      52       6   3/1/2006   4/1/2006    2/1/2036   5,455.91   3/1/2006
 6063795634   Primary    SFR             360       360   55.75    5.75   4/1/2006   4/1/2006    3/1/2036   2,323.96   4/1/2006
 6070086381   Primary    SFR             360       360      80     6.5   4/1/2006   4/1/2006    3/1/2036   2,318.33   4/1/2006
 6081181478   Primary    PUD Detach      360       360   58.18    5.75   4/1/2006   4/1/2006    3/1/2036   2,801.15   4/1/2006
 6081808310   Primary    PUD Detach      360       360      80    5.75   4/1/2006   4/1/2006    3/1/2036   2,530.00   4/1/2006
 6093260815   Primary    SFR             360       360   66.76   4.875   4/1/2006   4/1/2006    3/1/2036   2,006.88   4/1/2006
 6095044928   Primary    PUD Detach      360       360      80   5.375   4/1/2006   4/1/2006    3/1/2036   2,615.83   4/1/2006
 6095098551   Primary    SFR             360       360   77.78     5.5   4/1/2006   4/1/2006    3/1/2036   3,208.33   4/1/2006
 6108326767   Primary    PUD Detach      360       360      80     6.5   4/1/2006   4/1/2006    3/1/2036   3,869.62   4/1/2006
 6109332939   Primary    PUD Detach      360       359      80    6.25   3/1/2006   3/1/2006    2/1/2036   3,886.41   3/1/2006
 6110812531   Primary    Condo           360       360      80    5.25   4/1/2006   4/1/2006    3/1/2036   2,566.65   4/1/2006
 6126466157   Primary    SFR             360       360      80   5.125   4/1/2006   4/1/2006    3/1/2036   3,129.67   4/1/2006
 6127682323   Primary    PUD Detach      360       360      80    6.25   4/1/2006   4/1/2006    3/1/2036   3,333.33   4/1/2006
 6131622497   Secondary  SFR             360       359      80    5.75   3/1/2006   3/1/2006    2/1/2036   2,223.33   3/1/2006
 6133896735   Primary    SFR             360       359   65.93   5.625   3/1/2006   4/1/2006    2/1/2036   7,031.25   3/1/2006
 6135674643   Primary    PUD Detach      360       360   78.48   5.125   4/1/2006   4/1/2006    3/1/2036   2,477.08   4/1/2006
 6135779772   Primary    SFR             360       360      80    6.25   4/1/2006   4/1/2006    3/1/2036   3,166.67   4/1/2006
 6142020798   Primary    PUD Detach      360       360      80       5   4/1/2006   4/1/2006    3/1/2036   4,723.99   4/1/2006
 6146896805   Primary    SFR             360       359      80   5.625   3/1/2006   4/1/2006    2/1/2036   2,794.12   3/1/2006
 6150442199   Primary    SFR             360       360      80   6.125   4/1/2006   4/1/2006    3/1/2036   3,913.02   4/1/2006
 6153233017   Primary    SFR             360       360      80   6.375   4/1/2006   4/1/2006    3/1/2036   4,058.75   4/1/2006
 6154531088   Primary    Condo           360       360   71.92   5.375   4/1/2006   4/1/2006    3/1/2036   2,799.86   4/1/2006
 6155443788   Primary    SFR             360       359      80     5.5   3/1/2006   3/1/2006    2/1/2036   2,401.67   3/1/2006
 6160428527   Primary    SFR             360       360      80       6   4/1/2006   4/1/2006    3/1/2036   2,400.00   4/1/2006
 6169607600   Primary    SFR             360       360      75    6.25   4/1/2006   4/1/2006    3/1/2036   2,421.87   4/1/2006
 6173595312   Primary    Condo           360       360      80   5.875   4/1/2006   4/1/2006    3/1/2036   2,544.38   4/1/2006
 6178534910   Primary    SFR             360       360    78.7    5.75   4/1/2006   4/1/2006    3/1/2036   2,300.24   4/1/2006
 6179327793   Primary    SFR             360       359   79.41       6   3/1/2006   3/1/2006    2/1/2036   2,700.00   3/1/2006
 6179884116   Primary    SFR             360       360   71.54   5.875   4/1/2006   4/1/2006    3/1/2036   5,205.54   4/1/2006
 6180662840   Secondary  Condo           360       360      80    6.25   4/1/2006   4/1/2006    3/1/2036   2,591.67   4/1/2006
 6185316442   Primary    SFR             360       360      80       5   4/1/2006   4/1/2006    3/1/2036   2,349.14   4/1/2006
 6185889497   Primary    SFR             360       360   64.57   6.125   4/1/2006   4/1/2006    3/1/2036  11,535.42   4/1/2006
 6199020717   Primary    SFR             360       359      80   5.375   3/1/2006   3/1/2006    2/1/2036   2,173.91   3/1/2006
 6199949667   Primary    PUD Detach      360       359      80   5.875   3/1/2006   3/1/2006    2/1/2036   2,389.17   3/1/2006
 6203387722   Investor   Condo           360       360      75     6.5   4/1/2006   4/1/2006    3/1/2036   3,209.38   4/1/2006
 6209174694   Primary    Condo           360       360      80   5.875   4/1/2006   4/1/2006    3/1/2036   2,961.00   4/1/2006
 6212816315   Primary    2-Family        360       360    66.4       6   4/1/2006   4/1/2006    3/1/2036   2,490.00   4/1/2006
 6217306056   Primary    PUD Detach      360       359   79.99   6.125   3/1/2006   4/1/2006    2/1/2036   2,554.13   3/1/2006
 6218093422   Primary    Townhouse       360       359      80    5.75   3/1/2006   3/1/2006    2/1/2036   2,204.17   3/1/2006
 6220187261   Primary    SFR             360       360   61.18       5   4/1/2006   4/1/2006    3/1/2036   2,791.48   4/1/2006
 6232656402   Primary    PUD Detach      360       360   69.28   5.625   4/1/2006   4/1/2006    3/1/2036   2,812.50   4/1/2006
 6237791360   Primary    Condo           360       360      80   5.625   4/1/2006   4/1/2006    3/1/2036   2,235.00   4/1/2006
 6257204195   Primary    SFR             360       359      80       6   3/1/2006   3/1/2006    2/1/2036   2,719.10   3/1/2006
 6280050680   Primary    PUD Detach      360       359      80     5.5   3/1/2006   3/1/2006    2/1/2036   2,805.00   3/1/2006
 6280756567   Primary    SFR             360       360      80     6.5   4/1/2006   4/1/2006    3/1/2036   2,275.00   4/1/2006
 6285997562   Primary    Condo           360       359      80     5.5   3/1/2006   4/1/2006    2/1/2036   2,563.00   3/1/2006
 6294762346   Primary    SFR             360       359      80       6   3/1/2006   3/1/2006    2/1/2036   2,479.60   3/1/2006
 6297102300   Primary    PUD Detach      360       360   40.63    5.75   4/1/2006   4/1/2006    3/1/2036   3,793.23   4/1/2006
 6302140436   Primary    Condo           360       360      80   5.875   4/1/2006   4/1/2006    3/1/2036   2,353.92   4/1/2006
 6303577123   Secondary  Condo           360       359      75   5.875   3/1/2006   4/1/2006    2/1/2036   2,203.12   3/1/2006
 6311283664   Primary    PUD Detach      360       360      80       6   4/1/2006   4/1/2006    3/1/2036   2,725.99   4/1/2006
 6311411752   Primary    SFR             360       360      80     5.5   4/1/2006   4/1/2006    3/1/2036   2,621.67   4/1/2006
 6314950475   Secondary  PUD Detach      360       359      80   5.625   3/1/2006   3/1/2006    2/1/2036   2,652.17   3/1/2006
 6319009269   Secondary  Condo           360       360   73.93   5.875   4/1/2006   4/1/2006    3/1/2036   5,903.55   4/1/2006
 6323900404   Primary    PUD Detach      360       360      80   4.875   4/1/2006   4/1/2006    3/1/2036   3,037.66   4/1/2006
 6329120080   Primary    PUD Detach      360       360   64.52   4.875   4/1/2006   4/1/2006    3/1/2036   4,062.50   4/1/2006
 6330638369   Primary    SFR             360       360   69.97   5.625   4/1/2006   4/1/2006    3/1/2036   5,985.94   4/1/2006
 6338057810   Primary    SFR             360       359   51.35     5.5   3/1/2006   4/1/2006    2/1/2036   2,177.08   3/1/2006
 6343020811   Primary    PUD Detach      360       359   79.52   5.625   3/1/2006   3/1/2006    2/1/2036   3,112.50   3/1/2006
 6348128106   Primary    PUD Detach      360       360   79.55    5.25   4/1/2006   4/1/2006    3/1/2036   2,432.50   4/1/2006
 6361154112   Primary    SFR             360       359      80     6.5   3/1/2006   3/1/2006    2/1/2036   3,483.96   3/1/2006
 6363355063   Primary    SFR             360       360      80   4.875   4/1/2006   4/1/2006    3/1/2036   3,894.98   4/1/2006
 6363957215   Primary    SFR             360       360   71.85    5.75   4/1/2006   4/1/2006    3/1/2036   2,323.96   4/1/2006
 6367340939   Primary    Condo           360       359   58.17   5.375   3/1/2006   3/1/2006    2/1/2036   2,491.88   3/1/2006
 6369804254   Primary    PUD Attach      360       360      80   5.375   4/1/2006   4/1/2006    3/1/2036   2,723.33   4/1/2006
 6382790779   Primary    SFR             360       359   30.39   6.125   3/1/2006   4/1/2006    2/1/2036   4,808.09   3/1/2006
 6385254609   Primary    PUD Attach      360       360      75       6   4/1/2006   4/1/2006    3/1/2036   2,625.00   4/1/2006
 6385562340   Secondary  SFR             360       360   77.78    5.75   4/1/2006   4/1/2006    3/1/2036   3,354.17   4/1/2006
 6400772387   Primary    SFR             360       359   72.64   5.875   3/1/2006   9/1/2006    2/1/2036     609.43   8/1/2006
 6402426941   Primary    SFR             360       360      80    5.75   4/1/2006   4/1/2006    3/1/2036   2,180.99   4/1/2006
 6409725998   Primary    SFR             360       359   51.98   5.875   3/1/2006   3/1/2006    2/1/2036   2,149.27   3/1/2006
 6415126629   Primary    SFR             360       359      80   5.375   3/1/2006   3/1/2006    2/1/2036   3,109.37   3/1/2006
 6438393842   Primary    SFR             360       359      80    6.25   3/1/2006   3/1/2006    2/1/2036   2,333.33   3/1/2006
 6439751824   Primary    PUD Detach      360       359   86.56    5.75   3/1/2006   4/1/2006    2/1/2036   2,011.54   3/1/2006
 6441609093   Primary    PUD Detach      360       360      80    5.75   4/1/2006   4/1/2006    3/1/2036   2,879.98   4/1/2006
 6443293763   Primary    SFR             360       359    45.5   5.875   3/1/2006   3/1/2006    2/1/2036   2,691.50   3/1/2006
 6444522343   Primary    PUD Detach      360       360      80    6.25   4/1/2006   4/1/2006    3/1/2036   2,208.33   4/1/2006
 6448691490   Primary    SFR             360       359      26   5.875   3/1/2006   3/1/2006    2/1/2036   3,182.29   3/1/2006
 6455354255   Primary    Condo           360       359      80    5.75   3/1/2006   3/1/2006    2/1/2036   3,053.25   3/1/2006
 6465633375   Primary    PUD Detach      360       360   67.59    6.75   4/1/2006   4/1/2006    3/1/2036   2,874.38   4/1/2006
 6471240033   Primary    SFR             360       359   44.88   6.375   3/1/2006   3/1/2006    2/1/2036   2,940.10   3/1/2006
 6473527023   Primary    Condo           360       360      80     5.5   4/1/2006   4/1/2006    3/1/2036   2,488.31   4/1/2006
 6487166289   Primary    PUD Detach      360       360      80     6.5   4/1/2006   4/1/2006    3/1/2036   2,882.24   4/1/2006
 6487664754   Primary    SFR             360       359      80    5.75   3/1/2006   3/1/2006    2/1/2036   2,146.67   3/1/2006
 6490254460   Primary    SFR             360       360      80     5.5   4/1/2006   4/1/2006    3/1/2036   4,150.32   4/1/2006
 6491765886   Primary    SFR             360       359      80     5.5   3/1/2006   3/1/2006    2/1/2036   2,035.00   3/1/2006
 6514475125   Primary    SFR             360       360    70.8     6.5   4/1/2006   4/1/2006    3/1/2036   3,065.53   4/1/2006
 6517817307   Primary    SFR             360       360    62.5    5.75   4/1/2006   4/1/2006    3/1/2036   4,960.37   4/1/2006
 6527157637   Investor   Condo           360       359   34.54   6.875   3/1/2006   3/1/2006    2/1/2036   4,526.24   3/1/2006
 6533609126   Primary    SFR             360       359   54.74   5.875   3/1/2006   3/1/2006    2/1/2036   4,803.62   3/1/2006
 6541174022   Primary    SFR             360       359   57.94     5.5   3/1/2006   3/1/2006    2/1/2036   2,841.67   3/1/2006
 6541929557   Primary    SFR             360       360   66.67    5.75   4/1/2006   4/1/2006    3/1/2036   4,668.59   4/1/2006
 6542181323   Primary    SFR             360       360   74.41    6.25   4/1/2006   4/1/2006    3/1/2036   2,635.42   4/1/2006
 6542188039   Primary    PUD Detach      360       360      80   5.875   4/1/2006   4/1/2006    3/1/2036   2,154.17   4/1/2006
 6543088717   Primary    Condo           360       360      80   6.125   4/1/2006   4/1/2006    3/1/2036   4,797.92   4/1/2006
 6543166968   Primary    PUD Detach      360       360      80   5.375   4/1/2006   4/1/2006    3/1/2036   3,942.20   4/1/2006
 6543789231   Primary    SFR             360       360    76.3   5.875   4/1/2006   4/1/2006    3/1/2036   3,231.25   4/1/2006
 6552942853   Primary    SFR             360       359      88    5.75   3/1/2006   3/1/2006    2/1/2036   2,314.53   3/1/2006
 6578954569   Primary    SFR             360       360      80    5.75   4/1/2006   4/1/2006    3/1/2036   2,050.83   4/1/2006
 6584943317   Primary    SFR             360       359   47.37    6.25   3/1/2006   3/1/2006    2/1/2036   2,770.73   3/1/2006
 6587650950   Primary    SFR             360       360      80    6.25   4/1/2006   4/1/2006    3/1/2036   3,166.67   4/1/2006
 6592679366   Primary    SFR             360       359   70.06       6   3/1/2006   3/1/2006    2/1/2036   3,030.00   3/1/2006
 6595257376   Primary    PUD Detach      360       360      70    5.75   4/1/2006   4/1/2006    3/1/2036   2,448.54   4/1/2006
 6597938072   Secondary  SFR             360       360      80   5.625   4/1/2006   4/1/2006    3/1/2036   3,361.84   4/1/2006
 6599771463   Secondary  Condo           360       360      80   5.875   4/1/2006   4/1/2006    3/1/2036   2,867.78   4/1/2006
 6609867939   Primary    PUD Detach      360       359   70.83   5.875   3/1/2006   3/1/2006    2/1/2036   2,413.65   3/1/2006
 6614591425   Primary    PUD Detach      360       359      80   5.375   3/1/2006   3/1/2006    2/1/2036   3,180.64   3/1/2006
 6619741546   Primary    SFR             360       359      80   6.125   3/1/2006   4/1/2006    2/1/2036   3,062.27   3/1/2006
 6624625064   Secondary  SFR             360       359   76.19    5.25   3/1/2006   3/1/2006    2/1/2036   1,931.89   3/1/2006
 6633268518   Primary    SFR             360       360   87.41    6.25   4/1/2006   4/1/2006    3/1/2036   3,078.59   4/1/2006
 6634473224   Primary    PUD Detach      360       359   69.36     5.5   3/1/2006   3/1/2006    2/1/2036   2,291.67   3/1/2006
 6645496529   Primary    SFR             360       359      80   6.375   3/1/2006   3/1/2006    2/1/2036   3,992.77   3/1/2006
 6656539555   Primary    PUD Detach      360       360   69.35     5.5   4/1/2006   4/1/2006    3/1/2036   2,685.83   4/1/2006
 6661454584   Primary    SFR             360       360      80   6.125   4/1/2006   4/1/2006    3/1/2036   2,858.33   4/1/2006
 6667258716   Secondary  SFR             360       360   62.63     5.5   4/1/2006   4/1/2006    3/1/2036   4,258.42   4/1/2006
 6670066445   Secondary  Condo           360       360   76.96    5.75   4/1/2006   4/1/2006    3/1/2036   2,923.71   4/1/2006
 6678295624   Primary    SFR             360       360      80   5.625   4/1/2006   4/1/2006    3/1/2036   2,924.34   4/1/2006
 6683096421   Primary    SFR             360       360      80   5.625   4/1/2006   4/1/2006    3/1/2036   2,343.75   4/1/2006
 6684902585   Primary    Condo           360       360      80     5.5   4/1/2006   4/1/2006    3/1/2036   3,682.91   4/1/2006
 6699168693   Investor   SFR             360       359   31.03     6.5   3/1/2006   4/1/2006    2/1/2036   5,688.62   3/1/2006
 6701053057   Primary    SFR             360       359   62.88   6.125   3/1/2006   3/1/2006    2/1/2036   3,056.29   3/1/2006
 6703708047   Primary    SFR             360       359      80   5.375   3/1/2006   3/1/2006    2/1/2036   2,777.08   3/1/2006
 6718629451   Primary    PUD Detach      360       360   72.91   5.375   4/1/2006   4/1/2006    3/1/2036   2,286.03   4/1/2006
 6719665199   Primary    SFR             360       360      75    5.25   4/1/2006   4/1/2006    3/1/2036   2,584.27   4/1/2006
 6730472021   Primary    Condo           360       360      80     5.5   4/1/2006   4/1/2006    3/1/2036   2,206.23   4/1/2006
 6733045576   Primary    SFR             360       360   58.33   6.125   4/1/2006   4/1/2006    3/1/2036   3,394.27   4/1/2006
 6733494774   Primary    PUD Detach      360       360      80     5.5   4/1/2006   4/1/2006    3/1/2036   3,020.64   4/1/2006
 6734285338   Primary    SFR             360       358   63.89   5.625   2/1/2006   3/1/2006    1/1/2036   2,620.31   2/1/2006
 6735578293   Primary    PUD Detach      360       360      80   4.625   4/1/2006   4/1/2006    3/1/2036   1,731.35   4/1/2006
 6737862802   Primary    PUD Detach      360       359      80   5.375   3/1/2006   3/1/2006    2/1/2036   2,293.33   3/1/2006
 6739331368   Primary    SFR             360       360      80   5.125   4/1/2006   4/1/2006    3/1/2036   3,240.30   4/1/2006
 6745563665   Primary    SFR             360       360   61.39   6.125   4/1/2006   4/1/2006    3/1/2036   2,585.26   4/1/2006
 6750242775   Primary    SFR             360       359   13.55       6   3/1/2006   3/1/2006    2/1/2036   2,100.00   3/1/2006
 6750954973   Primary    SFR             360       359   49.82     6.5   3/1/2006   4/1/2006    2/1/2036  13,273.43   3/1/2006
 6759188128   Primary    PUD Detach      360       359   64.36     5.5   3/1/2006   4/1/2006    2/1/2036   2,291.67   3/1/2006
 6762993639   Primary    PUD Detach      360       360      75   5.125   4/1/2006   4/1/2006    3/1/2036   3,450.18   4/1/2006
 6771949176   Primary    SFR             360       359   75.61   6.625   3/1/2006   3/1/2006    2/1/2036   2,567.19   3/1/2006
 6776583004   Primary    SFR             360       359   63.74   5.875   3/1/2006   3/1/2006    2/1/2036   2,184.53   3/1/2006
 6780522352   Primary    Condo           360       359      80   5.875   3/1/2006   3/1/2006    2/1/2036   2,741.67   3/1/2006
 6788768486   Primary    SFR             360       360   72.73       5   4/1/2006   4/1/2006    3/1/2036   4,294.58   4/1/2006
 6802558632   Primary    SFR             360       360   69.23   6.125   4/1/2006   4/1/2006    3/1/2036   2,526.56   4/1/2006
 6806768757   Primary    PUD Detach      360       358   81.71    5.25   2/1/2006   3/1/2006    1/1/2036   2,260.83   2/1/2006
 6808118316   Primary    PUD Detach      360       360      80       6   4/1/2006   4/1/2006    3/1/2036   3,366.00   4/1/2006
 6813453914   Primary    Condo           360       360      80   5.625   4/1/2006   4/1/2006    3/1/2036   2,325.00   4/1/2006
 6817355982   Primary    PUD Detach      360       360      80   5.875   4/1/2006   4/1/2006    3/1/2036   3,516.48   4/1/2006
 6818950732   Primary    PUD Attach      360       359      80       6   3/1/2006   3/1/2006    2/1/2036   2,162.84   3/1/2006
 6823332819   Primary    SFR             360       359      80   5.875   3/1/2006   3/1/2006    2/1/2036   2,056.25   3/1/2006
 6824774175   Primary    SFR             360       360      80    5.25   4/1/2006   4/1/2006    3/1/2036   2,765.00   4/1/2006
 6841218263   Primary    SFR             360       360      70    5.25   4/1/2006   4/1/2006    3/1/2036   2,705.61   4/1/2006
 6847131593   Secondary  Condo           360       359      80   5.375   3/1/2006   3/1/2006    2/1/2036   2,620.67   3/1/2006
 6853492665   Primary    Townhouse       360       360      80   5.375   4/1/2006   4/1/2006    3/1/2036   3,041.77   4/1/2006
 6861920756   Primary    Townhouse       360       359      60     5.5   3/1/2006   3/1/2006    2/1/2036   2,750.00   3/1/2006
 6867484617   Primary    SFR             360       360   69.84   5.375   4/1/2006   4/1/2006    3/1/2036   2,002.19   4/1/2006
 6872728412   Investor   Townhouse       360       359      80       6   3/1/2006   3/1/2006    2/1/2036   3,513.37   3/1/2006
 6872796468   Primary    PUD Detach      360       360      80    5.25   4/1/2006   4/1/2006    3/1/2036   2,197.30   4/1/2006
 6880499451   Secondary  SFR             360       360   62.97     5.5   4/1/2006   4/1/2006    3/1/2036   2,502.82   4/1/2006
 6880813008   Primary    SFR             360       359   69.23     5.5   3/1/2006   4/1/2006    2/1/2036   4,120.94   3/1/2006
 6886590246   Primary    SFR             360       358    86.3    6.25   2/1/2006   3/1/2006    1/1/2036   3,031.81   2/1/2006
 6891327212   Primary    SFR             360       360   67.01   6.625   4/1/2006   4/1/2006    3/1/2036   2,917.90   4/1/2006
 6893531852   Primary    Condo           360       360      80   6.375   4/1/2006   4/1/2006    3/1/2036   3,152.79   4/1/2006
 6894767315   Primary    SFR             360       360      80   7.125   4/1/2006   4/1/2006    3/1/2036   3,930.63   4/1/2006
 6904838536   Primary    SFR             360       360   65.03   5.875   4/1/2006   4/1/2006    3/1/2036   2,276.56   4/1/2006
 6905683907   Primary    PUD Detach      360       360    72.8    6.75   4/1/2006   4/1/2006    3/1/2036   2,968.88   4/1/2006
 6910894341   Primary    PUD Detach      360       360      80       5   4/1/2006   4/1/2006    3/1/2036   1,950.00   4/1/2006
 6911008867   Primary    SFR             360       360      80    5.75   4/1/2006   4/1/2006    3/1/2036   3,011.24   4/1/2006
 6923610882   Primary    SFR             360       359   78.63   5.375   3/1/2006   4/1/2006    2/1/2036   2,575.87   3/1/2006
 6937350061   Primary    SFR             360       360   66.67   5.625   4/1/2006   4/1/2006    3/1/2036   3,453.94   4/1/2006
 6945370168   Primary    SFR             360       359   78.57    6.25   3/1/2006   4/1/2006    2/1/2036   2,291.41   3/1/2006
 6948366478   Primary    SFR             360       360      80     5.5   4/1/2006   4/1/2006    3/1/2036   2,343.00   4/1/2006
 6948720336   Secondary  Condo           360       360   73.53     5.5   4/1/2006   4/1/2006    3/1/2036   2,980.90   4/1/2006
 6949544685   Primary    Condo           360       360      75    6.25   4/1/2006   4/1/2006    3/1/2036   3,694.31   4/1/2006
 6951528881   Primary    SFR             360       360   64.09   5.875   4/1/2006   4/1/2006    3/1/2036   2,917.92   4/1/2006
 6959301976   Primary    SFR             360       359   66.71   5.875   3/1/2006   4/1/2006    2/1/2036   2,482.19   3/1/2006
 6963411639   Primary    SFR             360       360      80   5.125   4/1/2006   4/1/2006    3/1/2036   2,395.31   4/1/2006
 6965949917   Primary    SFR             360       359   66.85   5.875   3/1/2006   3/1/2006    2/1/2036   9,886.21   3/1/2006
 6966335033   Investor   2-Family        360       359   74.29   6.375   3/1/2006   3/1/2006    2/1/2036   3,453.13   3/1/2006
 6966507334   Primary    SFR             360       359      80   5.375   3/1/2006   3/1/2006    2/1/2036   2,576.42   3/1/2006
 6968249000   Primary    PUD Detach      360       359      80     5.5   3/1/2006   4/1/2006    2/1/2036   3,293.14   3/1/2006
 6970281736   Primary    SFR             360       360   71.43   5.625   4/1/2006   4/1/2006    3/1/2036   3,750.00   4/1/2006
 6970459316   Primary    SFR             360       359   78.31   5.875   3/1/2006   3/1/2006    2/1/2036   3,182.29   3/1/2006
 6976226347   Primary    SFR             360       360      80     5.5   4/1/2006   4/1/2006    3/1/2036   2,016.67   4/1/2006
 6977089231   Primary    PUD Detach      360       359      80    5.75   3/1/2006   4/1/2006    2/1/2036   2,595.17   3/1/2006
 6977587648   Primary    SFR             360       359      80   5.875   3/1/2006   4/1/2006    2/1/2036   3,505.42   3/1/2006
 6978722749   Primary    Condo           360       360      80   5.625   4/1/2006   4/1/2006    3/1/2036   4,001.97   4/1/2006
 6980297219   Primary    SFR             360       360      80   5.625   4/1/2006   4/1/2006    3/1/2036   2,671.05   4/1/2006
 6983664266   Primary    SFR             360       359      80   6.125   3/1/2006   4/1/2006    2/1/2036   3,183.88   3/1/2006
 6995645725   Primary    Condo           360       360      80   5.875   4/1/2006   4/1/2006    3/1/2036   2,741.67   4/1/2006
 6997061707   Primary    PUD Detach      360       359      80       5   3/1/2006   3/1/2006    2/1/2036   3,865.12   3/1/2006

LOANID        OBAL          COBAL          PURPOSE    DOC             OAPPVAL        FRTRDATE   CEILING   FLOOR   CAPINT   MARGIN

 6005268641     500,000.00     499,477.96   Purchase   Standard          625,000.00   2/1/2011     10.75    2.25        2     2.25
 6006132465     438,400.00     438,400.00   Purchase   Standard          548,000.00   2/1/2011     9.875    2.25        2     2.25
 6010865019     487,592.00     487,592.00   Purchase   Standard          610,000.00   2/1/2011      10.5    2.25        2     2.25
 6038393085     776,000.00     776,000.00   Purchase   Standard          993,000.00   2/1/2011     11.25    2.25        2     2.25
 6052656664     632,000.00     632,000.00   Purchase   Standard          790,000.00   2/1/2011     11.25    2.25        2     2.25
 6056287755     504,000.00     504,000.00   C/O Refi   Stated Income     639,000.00   3/1/2011     11.25    2.25        2     2.25
 6095855257     520,000.00     520,000.00   Purchase   Standard          650,000.00   3/1/2011        11    2.25        2     2.25
 6100406823     960,000.00     959,251.10   Purchase   Stated Income   1,200,000.00   2/1/2011     12.25    2.25        2     2.25
 6105739855     493,492.00     493,492.00   Purchase   Stated Income     660,000.00   3/1/2011    10.625    2.25        2     2.25
 6107153485     480,000.00     480,000.00   Purchase   Standard          600,000.00   2/1/2011    11.125    2.25        2     2.25
 6109247483     704,000.00     704,000.00   R/T Refi   Standard        1,150,000.00   2/1/2011     11.75    2.25        2     2.25
 6124716124     517,506.00     517,506.00   Purchase   Standard          650,000.00   3/1/2011    10.375    2.25        2     2.25
 6127046891     600,000.00     600,000.00   Purchase   Standard          815,000.00   2/1/2011    11.125    2.25        2     2.25
 6133275484     650,000.00     650,000.00   C/O Refi   Stated Income     975,000.00   2/1/2011     11.25    2.25        2     2.25
 6141399516   1,080,000.00   1,080,000.00   Purchase   Standard        1,350,000.00   3/1/2011    11.875    2.25        2     2.25
 6149703016     920,000.00     920,000.00   C/O Refi   Standard        1,150,000.00   1/1/2011        11    2.25        2     2.25
 6153954026     720,000.00     720,000.00   C/O Refi   Stated Income   1,025,000.00   3/1/2011        12    2.25        2     2.25
 6169117311     800,000.00     800,000.00   Purchase   Standard        1,000,000.00   3/1/2011      10.5    2.25        2     2.25
 6172302629     428,000.00     428,000.00   Purchase   Standard          535,000.00   3/1/2011        11    2.25        2     2.25
 6178632581     502,564.00     502,564.00   Purchase   Stated Income     672,000.00   2/1/2011        11    2.25        2     2.25
 6191326583     637,500.00     637,500.00   Purchase   Stated Income     860,000.00   2/1/2011     10.75    2.25        2     2.25
 6206867605     496,000.00     496,000.00   R/T Refi   Stated Income     620,000.00   3/1/2011    11.125    2.25        2     2.25
 6226133293   1,200,000.00   1,200,000.00   R/T Refi   Stated Income   2,450,000.00   2/1/2011    11.125    2.25        2     2.25
 6252310203     475,000.00     475,000.00   C/O Refi   Stated Income     850,000.00   3/1/2011     11.25    2.25        2     2.25
 6301979206     708,000.00     708,000.00   Purchase   Standard          944,000.00   3/1/2011    11.125    2.25        2     2.25
 6304871384     476,710.00     476,710.00   Purchase   Stated Income     595,888.00   2/1/2011    10.875    2.25        2     2.25
 6322924249     709,000.00     709,000.00   Purchase   Standard          887,000.00   2/1/2011     10.75    2.25        2     2.25
 6351216368     479,200.00     478,722.95   Purchase   Stated Income     610,000.00   2/1/2011        11    2.25        2     2.25
 6362859222     480,000.00     480,000.00   C/O Refi   Stated Income     780,000.00   3/1/2011      11.5    2.25        2     2.25
 6379689109     496,000.00     496,000.00   C/O Refi   Stated Income     620,000.00   3/1/2011        12    2.25        2     2.25
 6471059680     457,949.00     457,949.00   Purchase   Stated Income     595,000.00   3/1/2011    10.875    2.25        2     2.25
 6480432183     450,000.00     450,000.00   C/O Refi   Stated Income     793,000.00   3/1/2011      11.5    2.25        2     2.25
 6492192437   1,480,000.00   1,480,000.00   R/T Refi   Standard        2,100,000.00   2/1/2011     11.25    2.25        2     2.25
 6522281937     594,000.00     593,475.93   C/O Refi   Stated Income   1,050,000.00   2/1/2011    11.625    2.25        2     2.25
 6548722641     585,000.00     585,000.00   Purchase   Standard          701,000.00   3/1/2011     11.75    2.25        2     2.25
 6560609098     417,422.00     417,422.00   Purchase   Standard          530,000.00   3/1/2011    10.875    2.25        2     2.25
 6596609740   1,000,000.00   1,000,000.00   Purchase   Stated Income   1,250,000.00   2/1/2011    11.875    2.25        2     2.25
 6628403203     725,000.00     725,000.00   R/T Refi   Stated Income   1,100,000.00   2/1/2011     10.75    2.25        2     2.25
 6662276895     513,000.00     513,000.00   R/T Refi   Stated Income     615,000.00   3/1/2011     11.25    2.25        2     2.25
 6673482086   1,000,000.00     998,955.94   Purchase   Stated Income   1,410,000.00   2/1/2011     10.75    2.25        2     2.25
 6690583536     500,000.00     499,981.76   Purchase   Stated Income     650,000.00   2/1/2011     10.25    2.25        2     2.25
 6691260654     480,000.00     480,000.00   R/T Refi   Stated Income     640,000.00   2/1/2011    10.625    2.25        2     2.25
 6703155587   2,100,000.00   2,100,000.00   Purchase   Stated Income   3,000,000.00   1/1/2011     12.25    2.25        2     2.25
 6732033607     583,200.00     583,200.00   Purchase   Stated Income     729,000.00   2/1/2011    10.875    2.25        2     2.25
 6740697930     452,000.00     452,000.00   C/O Refi   Stated Income     565,000.00   3/1/2011     11.25    2.25        2     2.25
 6745409828     477,592.00     477,592.00   Purchase   Standard          597,000.00   2/1/2011      10.5    2.25        2     2.25
 6747044813     937,500.00     936,672.86   C/O Refi   Stated Income   1,350,000.00   2/1/2011    11.625    2.25        2     2.25
 6761924643     675,000.00     675,000.00   C/O Refi   Stated Income     940,000.00   3/1/2011    11.375    2.25        2     2.25
 6764596463     700,000.00     700,000.00   Purchase   Standard          939,000.00   2/1/2011     9.875    2.25        2     2.25
 6768105121   1,116,000.00   1,115,129.41   Purchase   Standard        1,395,000.00   2/1/2011     12.25    2.25        2     2.25
 6782358847   1,442,700.00   1,442,700.00   Purchase   Stated Income   2,200,000.00   2/1/2011      11.5    2.25        2     2.25
 6791915397   1,000,000.00     999,180.30   C/O Refi   Stated Income   2,300,000.00   2/1/2011        12    2.25        2     2.25
 6793832129   1,080,000.00   1,079,023.66   Purchase   Stated Income   1,400,000.00   2/1/2011      11.5    2.25        2     2.25
 6812608047   1,672,500.00   1,672,500.00   Purchase   Standard        2,230,000.00   2/1/2011    11.125    2.25        2     2.25
 6874557827     558,000.00     557,470.54   Purchase   Stated Income     620,000.00   2/1/2011     11.25    2.25        2     2.25
 6877169844     650,000.00     650,000.00   C/O Refi   Stated Income     920,000.00   2/1/2011     11.75    2.25        2     2.25
 6915934902     544,000.00     544,000.00   Purchase   Stated Income     680,000.00   2/1/2011      11.5    2.25        2     2.25
 6918424497     628,000.00     628,000.00   Purchase   Standard          785,000.00   3/1/2011        11    2.25        2     2.25
 6943972742     812,000.00     812,000.00   Purchase   Stated Income   1,100,000.00   2/1/2011    10.375    2.25        2     2.25
 6955669434     516,000.00     515,607.36   C/O Refi   Stated Income     645,000.00   2/1/2011    12.375    2.25        2     2.25
 6997274029     430,400.00     430,400.00   Purchase   Standard          550,000.00   3/1/2011    11.375    2.25        2     2.25
 6999561860     506,543.00     506,543.00   Purchase   Standard          635,000.00   3/1/2011    10.875    2.25        2     2.25
 3302372192     450,624.00     446,614.20   R/T Refi   Reduced           750,000.00   7/1/2010      10.5    2.25        2     2.25
 3302430982     460,000.00     455,614.28   Purchase   Reduced           580,000.00   7/1/2010    10.125    2.25        2     2.25
 3302458827     444,568.00     440,132.18   R/T Refi   Reduced           675,000.00   7/1/2010     9.875    2.25        2     2.25
 3302682830     454,250.00     450,638.70   R/T Refi   Reduced           880,000.00   8/1/2010    10.375    2.25        2     2.25
 3303186542     800,000.00     799,259.04   Purchase   Reduced         1,100,000.00   2/1/2011    11.375    2.25        2     2.25
 3303638344     518,000.00     517,575.40   C/O Refi   Reduced           740,000.00   2/1/2011        12    2.25        2     2.25
 3303663813     535,000.00     535,000.00   Purchase   Reduced           780,000.00   3/1/2011    10.875    2.25        2     2.25
 3303697100     450,000.00     449,562.63   C/O Refi   Standard          700,000.00   2/1/2011    11.125    2.25        2     2.25
 3303699981     500,000.00     499,514.02   R/T Refi   Reduced         1,025,000.00   2/1/2011    11.125    2.25        2     2.25
 3303738243     466,982.00     466,982.00   Purchase   Rapid             621,000.00   3/1/2011    10.875    2.25        2     2.25
 3303762557     434,866.00     434,866.00   C/O Refi   Reduced           875,000.00   3/1/2011    10.875    2.25        2     2.25
 3303795631     440,000.00     440,000.00   Purchase   Standard          570,000.00   3/1/2011    11.125    2.25        2     2.25
 3303801264     535,250.00     535,250.00   R/T Refi   Reduced           860,000.00   3/1/2011        10    2.25        2     2.25
 3303807089     808,000.00     808,000.00   C/O Refi   Standard        1,100,000.00   3/1/2011     11.25    2.25        2     2.25
 3303817567     463,500.00     463,500.00   C/O Refi   Standard          820,000.00   3/1/2011    11.375    2.25        2     2.25
 3303826477     500,000.00     500,000.00   Purchase   Reduced           625,000.00   3/1/2011    10.875    2.25        2     2.25
 6009476885     452,290.00     452,290.00   C/O Refi   All Ready Home    795,000.00   3/1/2011    11.625    2.25        2     2.25
 6010467105     540,000.00     540,000.00   Purchase   Reduced           700,000.00   3/1/2011    10.875    2.25        2     2.25
 6014980749     600,000.00     600,000.00   Purchase   Reduced           820,000.00   3/1/2011    10.875    2.25        2     2.25
 6015301945     616,000.00     611,000.00   Purchase   Reduced           775,000.00   2/1/2011     10.75    2.25        2     2.25
 6017756088     463,200.00     462,693.00   Purchase   Reduced           585,000.00   2/1/2011      10.5    2.25        2     2.25
 6022782210     538,000.00     538,000.00   Purchase   SISA              672,500.00   3/1/2011     11.25    2.25        2     2.25
 6027739702     756,000.00     756,000.00   Purchase   Reduced           945,000.00   3/1/2011     9.875    2.25        2     2.25
 6029944656     447,920.00     447,820.00   Purchase   SISA              560,000.00   2/1/2011     11.25    2.25        2     2.25
 6036596549     499,035.00     498,218.28   C/O Refi   Reduced           700,000.00   2/1/2011     10.25    2.25        2     2.25
 6038178684     697,120.00     697,120.00   Purchase   Reduced           875,000.00   3/1/2011    10.625    2.25        2     2.25
 6040120351     572,000.00     572,000.00   Purchase   Reduced           790,000.00   3/1/2011    10.875    2.25        2     2.25
 6042447398     447,775.00     447,775.00   Purchase   Reduced           632,000.00   3/1/2011     10.25    2.25        2     2.25
 6048227604     633,000.00     633,000.00   R/T Refi   Reduced         1,025,000.00   2/1/2011     10.25    2.25        2     2.25
 6053293301     470,000.00     469,520.81   Purchase   Standard          600,000.00   2/1/2011    10.875    2.25        2     2.25
 6056561159     436,000.00     436,000.00   Purchase   Standard          555,000.00   2/1/2011        11    2.25        2     2.25
 6062432114     728,000.00     728,000.00   Purchase   Reduced           910,000.00   2/1/2011     10.75    2.25        2     2.25
 6062496192     500,000.00     499,399.22   Purchase   Reduced           625,000.00   2/1/2011        10    2.25        2     2.25
 6062578031     910,000.00     909,094.09   R/T Refi   Standard        1,750,000.00   2/1/2011        11    2.25        2     2.25
 6063795634     485,000.00     485,000.00   R/T Refi   Rapid             870,000.00   3/1/2011     10.75    2.25        2     2.25
 6070086381     428,000.00     428,000.00   Purchase   Rapid             570,000.00   3/1/2011      11.5    2.25        2     2.25
 6081181478     480,000.00     480,000.00   R/T Refi   Reduced           825,000.00   3/1/2011     10.75    2.25        2     2.25
 6081808310     528,000.00     528,000.00   Purchase   Standard          670,000.00   3/1/2011     10.75    2.25        2     2.25
 6093260815     494,000.00     494,000.00   C/O Refi   Rapid             740,000.00   3/1/2011     9.875    2.25        2     2.25
 6095044928     584,000.00     584,000.00   Purchase   Rapid             735,000.00   3/1/2011    10.375    2.25        2     2.25
 6095098551     700,000.00     700,000.00   Purchase   Reduced           920,000.00   3/1/2011      10.5    2.25        2     2.25
 6108326767     714,392.00     714,392.00   Purchase   Reduced           893,000.00   3/1/2011      11.5    2.25        2     2.25
 6109332939     631,200.00     630,601.09   Purchase   Standard          800,000.00   2/1/2011     11.25    2.25        2     2.25
 6110812531     464,800.00     464,800.00   Purchase   Reduced           581,000.00   3/1/2011     10.25    2.25        2     2.25
 6126466157     732,800.00     732,800.00   Purchase   Reduced           916,000.00   3/1/2011    10.125    2.25        2     2.25
 6127682323     640,000.00     640,000.00   Purchase   Standard          800,000.00   3/1/2011     11.25    2.25        2     2.25
 6131622497     464,000.00     464,000.00   Purchase   Standard          580,000.00   2/1/2011     10.75    2.25        2     2.25
 6133896735   1,500,000.00   1,500,000.00   Purchase   Rapid           2,300,000.00   2/1/2011    10.625    2.25        2     2.25
 6135674643     580,000.00     580,000.00   R/T Refi   Reduced           739,000.00   3/1/2011    10.125    2.25        2     2.25
 6135779772     608,000.00     608,000.00   R/T Refi   Standard          760,000.00   3/1/2011     11.25    2.25        2     2.25
 6142020798     879,992.00     879,992.00   Purchase   Standard        1,100,000.00   3/1/2011        10    2.25        2     2.25
 6146896805     596,079.00     596,079.00   Purchase   Standard          746,000.00   2/1/2011    10.625    2.25        2     2.25
 6150442199     644,000.00     644,000.00   Purchase   SISA              905,000.00   3/1/2011    11.125    2.25        2     2.25
 6153233017     764,000.00     764,000.00   Purchase   SISA              962,000.00   3/1/2011    11.375    2.25        2     2.25
 6154531088     500,000.00     500,000.00   Purchase   Reduced           698,000.00   3/1/2011    10.375    2.25        2     2.25
 6155443788     524,000.00     524,000.00   Purchase   Standard          655,000.00   2/1/2011      10.5    2.25        2     2.25
 6160428527     480,000.00     480,000.00   Purchase   SISA              600,000.00   3/1/2011        11    2.25        2     2.25
 6169607600     465,000.00     465,000.00   C/O Refi   Reduced           620,000.00   3/1/2011     11.25    2.25        2     2.25
 6173595312     519,704.00     519,704.00   Purchase   Rapid             650,000.00   3/1/2011    10.875    2.25        2     2.25
 6178534910     480,050.00     480,050.00   R/T Refi   Rapid             610,000.00   3/1/2011     10.75    2.25        2     2.25
 6179327793     540,000.00     540,000.00   C/O Refi   Rapid             680,000.00   2/1/2011        11    2.25        2     2.25
 6179884116     880,000.00     880,000.00   C/O Refi   Reduced         1,230,000.00   3/1/2011    10.875    2.25        2     2.25
 6180662840     497,600.00     497,600.00   Purchase   Standard          649,000.00   3/1/2011     11.25    2.25        2     2.25
 6185316442     437,600.00     437,600.00   Purchase   Rapid             547,000.00   3/1/2011        10    2.25        2     2.25
 6185889497   2,260,000.00   2,260,000.00   R/T Refi   Standard        3,500,000.00   3/1/2011    11.125    2.25        2     2.25
 6199020717     485,337.00     485,337.00   Purchase   Standard          646,000.00   2/1/2011    10.375    2.25        2     2.25
 6199949667     488,000.00     488,000.00   Purchase   Reduced           610,000.00   2/1/2011    10.875    2.25        2     2.25
 6203387722     592,500.00     592,500.00   Purchase   Standard          790,000.00   3/1/2011      11.5    2.25        2     2.25
 6209174694     604,800.00     604,800.00   Purchase   Reduced           756,000.00   3/1/2011    10.875    2.25        2     2.25
 6212816315     498,000.00     498,000.00   C/O Refi   Standard          750,000.00   3/1/2011        11    2.25        2     2.25
 6217306056     500,400.00     500,400.00   Purchase   Rapid             626,000.00   2/1/2011    11.125    2.25        2     2.25
 6218093422     460,000.00     460,000.00   Purchase   Reduced           620,000.00   2/1/2011     10.75    2.25        2     2.25
 6220187261     520,000.00     520,000.00   Purchase   Reduced           875,000.00   3/1/2011        10    2.25        2     2.25
 6232656402     600,000.00     600,000.00   Purchase   Reduced           866,000.00   3/1/2011    10.625    2.25        2     2.25
 6237791360     476,800.00     476,800.00   Purchase   Standard          596,000.00   3/1/2011    10.625    2.25        2     2.25
 6257204195     543,820.00     543,820.00   Purchase   Standard          727,000.00   2/1/2011        11    2.25        2     2.25
 6280050680     612,000.00     612,000.00   Purchase   Reduced           765,000.00   2/1/2011      10.5    2.25        2     2.25
 6280756567     420,000.00     420,000.00   Purchase   Reduced           525,000.00   3/1/2011      11.5    2.25        2     2.25
 6285997562     559,200.00     559,200.00   Purchase   Rapid             715,000.00   2/1/2011      10.5    2.25        2     2.25
 6294762346     495,920.00     495,920.00   Purchase   SISA              625,000.00   2/1/2011        11    2.25        2     2.25
 6297102300     650,000.00     650,000.00   Purchase   Reduced         1,600,000.00   3/1/2011     10.75    2.25        2     2.25
 6302140436     480,800.00     480,800.00   Purchase   Standard          601,000.00   3/1/2011    10.875    2.25        2     2.25
 6303577123     450,000.00     450,000.00   Purchase   Rapid             605,000.00   2/1/2011    10.875    2.25        2     2.25
 6311283664     454,672.00     454,672.00   Purchase   Standard          568,500.00   3/1/2011        11    2.25        2     2.25
 6311411752     572,000.00     572,000.00   Purchase   Standard          720,000.00   3/1/2011      10.5    2.25        2     2.25
 6314950475     460,720.00     460,227.46   Purchase   Rapid             575,900.00   2/1/2011    10.625    2.25        2     2.25
 6319009269     998,000.00     998,000.00   Purchase   Reduced         1,380,000.00   3/1/2011    10.875    2.25        2     2.25
 6323900404     574,000.00     574,000.00   Purchase   Reduced           720,000.00   3/1/2011     9.875    2.25        2     2.25
 6329120080   1,000,000.00   1,000,000.00   Purchase   Reduced         1,550,000.00   3/1/2011     9.875    2.25        2     2.25
 6330638369   1,277,000.00   1,277,000.00   Purchase   Rapid           1,825,000.00   3/1/2011    10.625    2.25        2     2.25
 6338057810     475,000.00     475,000.00   Purchase   Reduced           925,000.00   2/1/2011      10.5    2.25        2     2.25
 6343020811     664,000.00     664,000.00   R/T Refi   SISA              835,000.00   2/1/2011    10.625    2.25        2     2.25
 6348128106     556,000.00     556,000.00   Purchase   Rapid             740,000.00   3/1/2011     10.25    2.25        2     2.25
 6361154112     551,200.00     550,701.71   Purchase   Reduced           689,000.00   2/1/2011      11.5    2.25        2     2.25
 6363355063     736,000.00     736,000.00   Purchase   Rapid             920,000.00   3/1/2011     9.875    2.25        2     2.25
 6363957215     485,000.00     485,000.00   R/T Refi   Rapid             675,000.00   3/1/2011     10.75    2.25        2     2.25
 6367340939     445,000.00     444,501.35   Purchase   Reduced           765,000.00   2/1/2011    10.375    2.25        2     2.25
 6369804254     608,000.00     608,000.00   Purchase   Reduced           760,000.00   3/1/2011    10.375    2.25        2     2.25
 6382790779     941,994.00     941,994.00   R/T Refi   Reduced         3,100,000.00   2/1/2011    11.125    2.25        2     2.25
 6385254609     525,000.00     525,000.00   Purchase   SISA              715,000.00   3/1/2011        11    2.25        2     2.25
 6385562340     700,000.00     700,000.00   Purchase   Reduced         1,000,000.00   3/1/2011     10.75    2.25        2     2.25
 6400772387   1,000,000.00     124,479.15   Purchase   SISA            1,380,000.00   2/1/2011    10.875    2.25        2     2.25
 6402426941     455,164.00     455,164.00   Purchase   Rapid             570,000.00   3/1/2011     10.75    2.25        2     2.25
 6409725998     439,000.00     439,000.00   R/T Refi   Rapid             844,500.00   2/1/2011    10.875    2.25        2     2.25
 6415126629     555,272.00     554,649.79   Purchase   Reduced           698,000.00   2/1/2011    10.375    2.25        2     2.25
 6438393842     448,000.00     448,000.00   C/O Refi   Standard          560,000.00   2/1/2011     11.25    2.25        2     2.25
 6439751824     419,800.00     419,800.00   R/T Refi   Reduced           485,000.00   2/1/2011     10.75    2.25        2     2.25
 6441609093     601,040.00     601,040.00   Purchase   Reduced           752,000.00   3/1/2011     10.75    2.25        2     2.25
 6443293763     455,000.00     454,536.10   C/O Refi   Reduced         1,000,000.00   2/1/2011    10.875    2.25        2     2.25
 6444522343     424,000.00     424,000.00   Purchase   SISA              538,000.00   3/1/2011     11.25    2.25        2     2.25
 6448691490     650,000.00     650,000.00   R/T Refi   Reduced         2,500,000.00   2/1/2011    10.875    2.25        2     2.25
 6455354255     637,200.00     637,200.00   Purchase   Rapid             796,500.00   2/1/2011     10.75    2.25        2     2.25
 6465633375     511,000.00     511,000.00   C/O Refi   Rapid             756,000.00   3/1/2011     11.75    2.25        2     2.25
 6471240033     471,267.00     470,830.51   C/O Refi   All Ready Home  1,050,000.00   2/1/2011    11.375    2.25        2     2.25
 6473527023     542,904.00     542,904.00   Purchase   Rapid             679,000.00   3/1/2011      10.5    2.25        2     2.25
 6487166289     456,000.00     456,000.00   R/T Refi   Standard          570,000.00   3/1/2011      11.5    2.25        2     2.25
 6487664754     448,000.00     448,000.00   Purchase   Reduced           573,000.00   2/1/2011     10.75    2.25        2     2.25
 6490254460     905,524.00     905,524.00   Purchase   Rapid           1,140,000.00   3/1/2011      10.5    2.25        2     2.25
 6491765886     444,000.00     444,000.00   Purchase   Standard          559,000.00   2/1/2011      10.5    2.25        2     2.25
 6514475125     485,000.00     485,000.00   Purchase   Reduced           685,000.00   3/1/2011      11.5    2.25        2     2.25
 6517817307     850,000.00     850,000.00   Purchase   Reduced         1,560,000.00   3/1/2011     10.75    2.25        2     2.25
 6527157637     689,000.00     688,421.16   C/O Refi   Standard        1,995,000.00   2/1/2011    11.875    2.25        2     2.25
 6533609126     999,000.00     981,164.16   Purchase   Rapid           1,825,000.00   2/1/2011    10.875    2.25        2     2.25
 6541174022     620,000.00     620,000.00   C/O Refi   Rapid           1,070,000.00   2/1/2011      10.5    2.25        2     2.25
 6541929557     800,000.00     800,000.00   C/O Refi   Reduced         1,200,000.00   3/1/2011     10.75    2.25        2     2.25
 6542181323     506,000.00     506,000.00   C/O Refi   Reduced           680,000.00   3/1/2011     11.25    2.25        2     2.25
 6542188039     440,000.00     440,000.00   Purchase   Standard          550,000.00   3/1/2011    10.875    2.25        2     2.25
 6543088717     940,000.00     940,000.00   Purchase   SISA            1,175,000.00   3/1/2011    11.125    2.25        2     2.25
 6543166968     704,000.00     704,000.00   Purchase   Rapid             930,000.00   3/1/2011    10.375    2.25        2     2.25
 6543789231     660,000.00     660,000.00   Purchase   Reduced           865,000.00   3/1/2011    10.875    2.25        2     2.25
 6552942853     483,032.00     483,032.00   Purchase   Standard          551,000.00   2/1/2011     10.75    2.25        2     2.25
 6578954569     428,000.00     428,000.00   R/T Refi   Reduced           535,000.00   3/1/2011     10.75    2.25        2     2.25
 6584943317     450,000.00     449,573.02   Purchase   Reduced           995,000.00   2/1/2011     11.25    2.25        2     2.25
 6587650950     608,000.00     608,000.00   C/O Refi   Standard          760,000.00   3/1/2011     11.25    2.25        2     2.25
 6592679366     606,000.00     606,000.00   R/T Refi   Standard          865,000.00   2/1/2011        11    2.25        2     2.25
 6595257376     511,000.00     511,000.00   R/T Refi   Rapid             730,000.00   3/1/2011     10.75    2.25        2     2.25
 6597938072     584,000.00     584,000.00   Purchase   Reduced           730,000.00   3/1/2011    10.625    2.25        2     2.25
 6599771463     484,800.00     484,800.00   Purchase   Reduced           630,000.00   3/1/2011    10.875    2.25        2     2.25
 6609867939     493,000.00     493,000.00   R/T Refi   Rapid             696,000.00   2/1/2011    10.875    2.25        2     2.25
 6614591425     568,000.00     567,363.53   Purchase   Reduced           712,000.00   2/1/2011    10.375    2.25        2     2.25
 6619741546     600,000.00     599,954.07   Purchase   Reduced           750,000.00   2/1/2011    11.125    2.25        2     2.25
 6624625064     441,575.00     441,575.00   Purchase   Standard          600,000.00   2/1/2011      10.5    2.25        2     2.25
 6633268518     500,000.00     500,000.00   Purchase   Reduced           733,000.00   3/1/2011     11.25    2.25        2     2.25
 6634473224     500,000.00     500,000.00   Purchase   Reduced           725,000.00   2/1/2011      10.5    2.25        2     2.25
 6645496529     640,000.00     639,407.23   Purchase   Reduced           810,000.00   2/1/2011    11.375    2.25        2     2.25
 6656539555     586,000.00     586,000.00   R/T Refi   Rapid             845,000.00   3/1/2011      10.5    2.25        2     2.25
 6661454584     560,000.00     560,000.00   R/T Refi   Standard          700,000.00   3/1/2011    11.125    2.25        2     2.25
 6667258716     750,000.00     750,000.00   Purchase   Reduced         1,200,000.00   3/1/2011      10.5    2.25        2     2.25
 6670066445     501,000.00     501,000.00   Purchase   Reduced           652,000.00   3/1/2011     10.75    2.25        2     2.25
 6678295624     508,000.00     508,000.00   Purchase   Reduced           640,000.00   3/1/2011    10.625    2.25        2     2.25
 6683096421     500,000.00     500,000.00   Purchase   Reduced           625,000.00   3/1/2011    10.625    2.25        2     2.25
 6684902585     648,640.00     648,640.00   Purchase   Reduced           811,000.00   3/1/2011      10.5    2.25        2     2.25
 6699168693     900,000.00     879,186.38   Purchase   Standard        2,905,000.00   2/1/2011      11.5    2.25        2     2.25
 6701053057     503,000.00     502,511.11   C/O Refi   Standard          800,000.00   2/1/2011    11.125    2.25        2     2.25
 6703708047     620,000.00     620,000.00   Purchase   SISA              775,000.00   2/1/2011    10.375    2.25        2     2.25
 6718629451     510,370.00     510,370.00   C/O Refi   Reduced           700,000.00   3/1/2011    10.375    2.25        2     2.25
 6719665199     467,992.00     467,992.00   Purchase   Standard          633,000.00   3/1/2011     10.25    2.25        2     2.25
 6730472021     481,360.00     481,360.00   Purchase   Reduced           610,000.00   3/1/2011      10.5    2.25        2     2.25
 6733045576     665,000.00     665,000.00   R/T Refi   Reduced         1,140,000.00   3/1/2011    11.125    2.25        2     2.25
 6733494774     532,000.00     532,000.00   Purchase   Reduced           665,000.00   3/1/2011      10.5    2.25        2     2.25
 6734285338     559,000.00     559,000.00   R/T Refi   Rapid             875,000.00   1/1/2011    10.625    2.25        2     2.25
 6735578293     449,216.00     449,216.00   Purchase   Rapid             565,000.00   3/1/2011     9.625    2.25        2     2.25
 6737862802     512,000.00     512,000.00   Purchase   Standard          640,000.00   2/1/2011    10.375    2.25        2     2.25
 6739331368     595,110.00     595,110.00   Purchase   Reduced           745,000.00   3/1/2011    10.125    2.25        2     2.25
 6745563665     506,500.00     506,500.00   R/T Refi   Reduced           825,000.00   3/1/2011    11.125    2.25        2     2.25
 6750242775     420,000.00     420,000.00   C/O Refi   Reduced         3,100,000.00   2/1/2011        11    2.25        2     2.25
 6750954973   2,100,000.00   2,098,101.57   C/O Refi   Standard        4,215,000.00   2/1/2011      11.5    2.25        2     2.25
 6759188128     500,000.00     500,000.00   Purchase   Standard        1,100,000.00   2/1/2011      10.5    2.25        2     2.25
 6762993639     633,657.00     633,657.00   Purchase   Reduced           850,000.00   3/1/2011    10.125    2.25        2     2.25
 6771949176     465,000.00     465,000.00   C/O Refi   Reduced           615,000.00   2/1/2011    11.625    2.25        2     2.25
 6776583004     446,202.00     446,202.00   C/O Refi   SISA              700,000.00   2/1/2011    10.875    2.25        2     2.25
 6780522352     560,000.00     560,000.00   Purchase   Reduced           700,000.00   2/1/2011    10.875    2.25        2     2.25
 6788768486     800,000.00     800,000.00   Purchase   Reduced         1,100,000.00   3/1/2011        10    2.25        2     2.25
 6802558632     495,000.00     495,000.00   R/T Refi   Reduced           715,000.00   3/1/2011    11.125    2.25        2     2.25
 6806768757     516,761.00     516,761.00   Purchase   Standard          678,000.00   1/1/2011      10.5    2.25        2     2.25
 6808118316     673,200.00     673,200.00   Purchase   Standard          875,000.00   3/1/2011        11    2.25        2     2.25
 6813453914     496,000.00     496,000.00   Purchase   Standard          620,000.00   3/1/2011    10.625    2.25        2     2.25
 6817355982     594,463.00     594,463.00   Purchase   Standard          807,000.00   3/1/2011    10.875    2.25        2     2.25
 6818950732     432,568.00     432,568.00   Purchase   Rapid             550,000.00   2/1/2011        11    2.25        2     2.25
 6823332819     420,000.00     420,000.00   Purchase   Reduced           528,000.00   2/1/2011    10.875    2.25        2     2.25
 6824774175     632,000.00     632,000.00   C/O Refi   Standard          790,000.00   3/1/2011     10.25    2.25        2     2.25
 6841218263     489,965.00     489,965.00   Purchase   Rapid             700,000.00   3/1/2011     10.25    2.25        2     2.25
 6847131593     468,000.00     467,475.58   Purchase   Standard          590,000.00   2/1/2011    10.375    2.25        2     2.25
 6853492665     543,200.00     543,200.00   Purchase   Standard          679,000.00   3/1/2011    10.375    2.25        2     2.25
 6861920756     600,000.00     600,000.00   Purchase   Reduced         1,000,000.00   2/1/2011      10.5    2.25        2     2.25
 6867484617     447,000.00     447,000.00   R/T Refi   Rapid             640,000.00   3/1/2011    10.375    2.25        2     2.25
 6872728412     586,000.00     585,416.63   R/T Refi   Standard          732,500.00   2/1/2011        11    2.25        2     2.25
 6872796468     502,240.00     502,240.00   Purchase   Reduced           638,000.00   3/1/2011     10.25    2.25        2     2.25
 6880499451     440,800.00     440,800.00   C/O Refi   Standard          700,000.00   3/1/2011      10.5    2.25        2     2.25
 6880813008     900,000.00     899,114.95   C/O Refi   Reduced         1,300,000.00   2/1/2011      10.5    2.25        2     2.25
 6886590246     492,402.00     491,465.13   Purchase   Rapid             625,000.00   1/1/2011      12.5    2.25        2     2.25
 6891327212     455,700.00     455,700.00   C/O Refi   Reduced           680,000.00   3/1/2011    11.625    2.25        2     2.25
 6893531852     505,360.00     505,360.00   Purchase   SISA              633,000.00   3/1/2011    11.375    2.25        2     2.25
 6894767315     662,000.00     662,000.00   Purchase   SISA              827,500.00   3/1/2011    12.125    2.25        2     2.25
 6904838536     465,000.00     465,000.00   Purchase   Rapid             720,000.00   3/1/2011    10.875    2.25        2     2.25
 6905683907     527,800.00     527,800.00   C/O Refi   Reduced           725,000.00   3/1/2011     11.75    2.25        2     2.25
 6910894341     468,000.00     468,000.00   Purchase   Reduced           589,000.00   3/1/2011        10    2.25        2     2.25
 6911008867     516,000.00     516,000.00   Purchase   Reduced           648,000.00   3/1/2011     10.75    2.25        2     2.25
 6923610882     460,000.00     459,484.55   C/O Refi   Reduced           585,000.00   2/1/2011    10.375    2.25        2     2.25
 6937350061     600,000.00     600,000.00   Purchase   Rapid             900,000.00   3/1/2011    10.625    2.25        2     2.25
 6945370168     440,000.00     439,950.00   C/O Refi   Rapid             560,000.00   2/1/2011     11.25    2.25        2     2.25
 6948366478     511,200.00     511,200.00   Purchase   Reduced           645,000.00   3/1/2011      10.5    2.25        2     2.25
 6948720336     525,000.00     525,000.00   Purchase   Standard          715,000.00   3/1/2011      10.5    2.25        2     2.25
 6949544685     600,000.00     600,000.00   C/O Refi   Rapid             800,000.00   3/1/2011     11.25    2.25        2     2.25
 6951528881     596,000.00     596,000.00   R/T Refi   Standard          930,000.00   3/1/2011    10.875    2.25        2     2.25
 6959301976     507,000.00     507,000.00   R/T Refi   Rapid             760,000.00   2/1/2011    10.875    2.25        2     2.25
 6963411639     439,920.00     439,920.00   Purchase   Standard          570,000.00   3/1/2011    10.125    2.25        2     2.25
 6965949917   1,671,272.00   1,669,568.06   R/T Refi   Standard        2,500,000.00   2/1/2011    10.875    2.25        2     2.25
 6966335033     650,000.00     650,000.00   Purchase   Standard          875,000.00   2/1/2011    11.375    2.25        2     2.25
 6966507334     575,200.00     575,200.00   Purchase   SISA              725,000.00   2/1/2011    10.375    2.25        2     2.25
 6968249000     579,992.00     579,357.16   Purchase   Reduced           725,000.00   2/1/2011      10.5    2.25        2     2.25
 6970281736     800,000.00     800,000.00   Purchase   Reduced         1,150,000.00   3/1/2011    10.625    2.25        2     2.25
 6970459316     650,000.00     650,000.00   Purchase   Standard          830,000.00   2/1/2011    10.875    2.25        2     2.25
 6976226347     440,000.00     440,000.00   Purchase   Standard          575,000.00   3/1/2011      10.5    2.25        2     2.25
 6977089231     541,600.00     541,600.00   Purchase   Reduced           677,000.00   2/1/2011     10.75    2.25        2     2.25
 6977587648     716,000.00     716,000.00   Purchase   Reduced           895,000.00   2/1/2011    10.875    2.25        2     2.25
 6978722749     695,200.00     695,200.00   Purchase   Reduced           869,000.00   3/1/2011    10.625    2.25        2     2.25
 6980297219     464,000.00     464,000.00   Purchase   Reduced           580,000.00   3/1/2011    10.625    2.25        2     2.25
 6983664266     524,000.00     523,490.70   Purchase   Reduced           655,000.00   2/1/2011    11.125    2.25        2     2.25
 6995645725     560,000.00     560,000.00   Purchase   Reduced           700,000.00   3/1/2011    10.875    2.25        2     2.25
 6997061707     720,000.00     719,134.88   Purchase   Standard          940,000.00   2/1/2011        10    2.25        2     2.25

LOANID        INDEX               ODATE       SERVICER
 6005268641   12 MO LIBOR         1/25/2006   Bank of America
 6006132465   12 MO LIBOR         1/18/2006   Bank of America
 6010865019   12 MO LIBOR         1/27/2006   Bank of America
 6038393085   12 MO LIBOR          2/3/2006   Bank of America
 6052656664   12 MO LIBOR         1/25/2006   Bank of America
 6056287755   12 MO LIBOR         2/10/2006   Bank of America
 6095855257   12 MO LIBOR         2/16/2006   Bank of America
 6100406823   12 MO LIBOR         1/13/2006   Bank of America
 6105739855   12 MO LIBOR          2/1/2006   Bank of America
 6107153485   12 MO LIBOR         1/30/2006   Bank of America
 6109247483   12 MO LIBOR         1/11/2006   Bank of America
 6124716124   12 MO LIBOR          2/2/2006   Bank of America
 6127046891   12 MO LIBOR        12/28/2005   Bank of America
 6133275484   12 MO LIBOR         1/23/2006   Bank of America
 6141399516   12 MO LIBOR          2/2/2006   Bank of America
 6149703016   12 MO LIBOR        12/19/2005   Bank of America
 6153954026   12 MO LIBOR          2/2/2006   Bank of America
 6169117311   12 MO LIBOR          2/8/2006   Bank of America
 6172302629   12 MO LIBOR         2/21/2006   Bank of America
 6178632581   12 MO LIBOR         1/27/2006   Bank of America
 6191326583   12 MO LIBOR         1/30/2006   Bank of America
 6206867605   12 MO LIBOR          2/9/2006   Bank of America
 6226133293   12 MO LIBOR          1/6/2006   Bank of America
 6252310203   12 MO LIBOR          2/3/2006   Bank of America
 6301979206   12 MO LIBOR          2/8/2006   Bank of America
 6304871384   12 MO LIBOR         1/24/2006   Bank of America
 6322924249   12 MO LIBOR          1/6/2006   Bank of America
 6351216368   12 MO LIBOR         1/17/2006   Bank of America
 6362859222   12 MO LIBOR         2/14/2006   Bank of America
 6379689109   12 MO LIBOR         2/14/2006   Bank of America
 6471059680   12 MO LIBOR         1/26/2006   Bank of America
 6480432183   12 MO LIBOR         2/13/2006   Bank of America
 6492192437   12 MO LIBOR         1/25/2006   Bank of America
 6522281937   12 MO LIBOR         1/25/2006   Bank of America
 6548722641   12 MO LIBOR          2/3/2006   Bank of America
 6560609098   12 MO LIBOR         2/17/2006   Bank of America
 6596609740   12 MO LIBOR         1/12/2006   Bank of America
 6628403203   12 MO LIBOR         1/23/2006   Bank of America
 6662276895   12 MO LIBOR         1/30/2006   Bank of America
 6673482086   12 MO LIBOR         1/26/2006   Bank of America
 6690583536   12 MO LIBOR         1/27/2006   Bank of America
 6691260654   12 MO LIBOR         1/26/2006   Bank of America
 6703155587   12 MO LIBOR        12/23/2005   Bank of America
 6732033607   12 MO LIBOR         1/31/2006   Bank of America
 6740697930   12 MO LIBOR          2/8/2006   Bank of America
 6745409828   12 MO LIBOR         1/27/2006   Bank of America
 6747044813   12 MO LIBOR         1/27/2006   Bank of America
 6761924643   12 MO LIBOR         1/31/2006   Bank of America
 6764596463   12 MO LIBOR         1/27/2006   Bank of America
 6768105121   12 MO LIBOR         1/12/2006   Bank of America
 6782358847   12 MO LIBOR         1/31/2006   Bank of America
 6791915397   12 MO LIBOR         1/18/2006   Bank of America
 6793832129   12 MO LIBOR         1/27/2006   Bank of America
 6812608047   12 MO LIBOR         1/27/2006   Bank of America
 6874557827   12 MO LIBOR         1/24/2006   Bank of America
 6877169844   12 MO LIBOR         1/30/2006   Bank of America
 6915934902   12 MO LIBOR         1/19/2006   Bank of America
 6918424497   12 MO LIBOR         2/10/2006   Bank of America
 6943972742   12 MO LIBOR         1/20/2006   Bank of America
 6955669434   12 MO LIBOR          1/6/2006   Bank of America
 6997274029   12 MO LIBOR          2/7/2006   Bank of America
 6999561860   12 MO LIBOR          2/8/2006   Bank of America
 3302372192   12 MO LIBOR         6/22/2005   Bank of America
 3302430982   12 MO LIBOR         6/27/2005   Bank of America
 3302458827   12 MO LIBOR         6/22/2005   Bank of America
 3302682830   12 MO LIBOR          7/8/2005   Bank of America
 3303186542   12 MO LIBOR         1/30/2006   Bank of America
 3303638344   12 MO LIBOR         1/27/2006   Bank of America
 3303663813   12 MO LIBOR         2/27/2006   Bank of America
 3303697100   12 MO LIBOR         1/23/2006   Bank of America
 3303699981   12 MO LIBOR         1/27/2006   Bank of America
 3303738243   12 MO LIBOR         2/21/2006   Bank of America
 3303762557   12 MO LIBOR          2/1/2006   Bank of America
 3303795631   12 MO LIBOR          2/3/2006   Bank of America
 3303801264   12 MO LIBOR          2/8/2006   Bank of America
 3303807089   12 MO LIBOR          2/9/2006   Bank of America
 3303817567   12 MO LIBOR         2/22/2006   Bank of America
 3303826477   12 MO LIBOR         2/13/2006   Bank of America
 6009476885   12 MO LIBOR         2/16/2006   Bank of America
 6010467105   12 MO LIBOR          2/6/2006   Bank of America
 6014980749   12 MO LIBOR          2/3/2006   Bank of America
 6015301945   12 MO LIBOR         1/31/2006   Bank of America
 6017756088   12 MO LIBOR          2/1/2006   Bank of America
 6022782210   12 MO LIBOR          2/6/2006   Bank of America
 6027739702   12 MO LIBOR          2/3/2006   Bank of America
 6029944656   12 MO LIBOR         1/26/2006   Bank of America
 6036596549   12 MO LIBOR         1/25/2006   Bank of America
 6038178684   12 MO LIBOR         2/14/2006   Bank of America
 6040120351   12 MO LIBOR         2/22/2006   Bank of America
 6042447398   12 MO LIBOR          2/3/2006   Bank of America
 6048227604   12 MO LIBOR         1/30/2006   Bank of America
 6053293301   12 MO LIBOR         1/27/2006   Bank of America
 6056561159   12 MO LIBOR         1/27/2006   Bank of America
 6062432114   12 MO LIBOR         1/20/2006   Bank of America
 6062496192   12 MO LIBOR         1/26/2006   Bank of America
 6062578031   12 MO LIBOR         1/26/2006   Bank of America
 6063795634   12 MO LIBOR         1/31/2006   Bank of America
 6070086381   12 MO LIBOR         1/26/2006   Bank of America
 6081181478   12 MO LIBOR          2/6/2006   Bank of America
 6081808310   12 MO LIBOR         1/30/2006   Bank of America
 6093260815   12 MO LIBOR         1/30/2006   Bank of America
 6095044928   12 MO LIBOR         2/10/2006   Bank of America
 6095098551   12 MO LIBOR         2/13/2006   Bank of America
 6108326767   12 MO LIBOR         1/31/2006   Bank of America
 6109332939   12 MO LIBOR         1/23/2006   Bank of America
 6110812531   12 MO LIBOR         2/13/2006   Bank of America
 6126466157   12 MO LIBOR         2/16/2006   Bank of America
 6127682323   12 MO LIBOR          2/6/2006   Bank of America
 6131622497   12 MO LIBOR         1/17/2006   Bank of America
 6133896735   12 MO LIBOR         1/17/2006   Bank of America
 6135674643   12 MO LIBOR          2/6/2006   Bank of America
 6135779772   12 MO LIBOR         1/31/2006   Bank of America
 6142020798   12 MO LIBOR          2/2/2006   Bank of America
 6146896805   12 MO LIBOR         1/23/2006   Bank of America
 6150442199   12 MO LIBOR         2/15/2006   Bank of America
 6153233017   12 MO LIBOR         2/10/2006   Bank of America
 6154531088   12 MO LIBOR         1/25/2006   Bank of America
 6155443788   12 MO LIBOR         1/23/2006   Bank of America
 6160428527   12 MO LIBOR         1/31/2006   Bank of America
 6169607600   12 MO LIBOR         1/27/2006   Bank of America
 6173595312   12 MO LIBOR         2/17/2006   Bank of America
 6178534910   12 MO LIBOR          2/9/2006   Bank of America
 6179327793   12 MO LIBOR         1/30/2006   Bank of America
 6179884116   12 MO LIBOR         1/30/2006   Bank of America
 6180662840   12 MO LIBOR         2/17/2006   Bank of America
 6185316442   12 MO LIBOR         2/15/2006   Bank of America
 6185889497   12 MO LIBOR         2/17/2006   Bank of America
 6199020717   12 MO LIBOR         1/20/2006   Bank of America
 6199949667   12 MO LIBOR         1/27/2006   Bank of America
 6203387722   12 MO LIBOR         2/13/2006   Bank of America
 6209174694   12 MO LIBOR          2/9/2006   Bank of America
 6212816315   12 MO LIBOR         2/10/2006   Bank of America
 6217306056   12 MO LIBOR         1/31/2006   Bank of America
 6218093422   12 MO LIBOR          2/1/2006   Bank of America
 6220187261   12 MO LIBOR         2/23/2006   Bank of America
 6232656402   12 MO LIBOR         2/13/2006   Bank of America
 6237791360   12 MO LIBOR          2/1/2006   Bank of America
 6257204195   12 MO LIBOR         1/31/2006   Bank of America
 6280050680   12 MO LIBOR         1/31/2006   Bank of America
 6280756567   12 MO LIBOR         2/24/2006   Bank of America
 6285997562   12 MO LIBOR          1/5/2006   Bank of America
 6294762346   12 MO LIBOR         1/26/2006   Bank of America
 6297102300   12 MO LIBOR         2/10/2006   Bank of America
 6302140436   12 MO LIBOR         2/24/2006   Bank of America
 6303577123   12 MO LIBOR         1/23/2006   Bank of America
 6311283664   12 MO LIBOR         2/27/2006   Bank of America
 6311411752   12 MO LIBOR         2/28/2006   Bank of America
 6314950475   12 MO LIBOR         1/30/2006   Bank of America
 6319009269   12 MO LIBOR          2/3/2006   Bank of America
 6323900404   12 MO LIBOR         2/22/2006   Bank of America
 6329120080   12 MO LIBOR         2/13/2006   Bank of America
 6330638369   12 MO LIBOR         2/15/2006   Bank of America
 6338057810   12 MO LIBOR         1/20/2006   Bank of America
 6343020811   12 MO LIBOR         1/19/2006   Bank of America
 6348128106   12 MO LIBOR         2/20/2006   Bank of America
 6361154112   12 MO LIBOR         1/20/2006   Bank of America
 6363355063   12 MO LIBOR         2/10/2006   Bank of America
 6363957215   12 MO LIBOR          2/2/2006   Bank of America
 6367340939   12 MO LIBOR         1/18/2006   Bank of America
 6369804254   12 MO LIBOR         1/27/2006   Bank of America
 6382790779   12 MO LIBOR          1/9/2006   Bank of America
 6385254609   12 MO LIBOR         2/27/2006   Bank of America
 6385562340   12 MO LIBOR         2/16/2006   Bank of America
 6400772387   12 MO LIBOR         1/26/2006   Bank of America
 6402426941   12 MO LIBOR         2/24/2006   Bank of America
 6409725998   12 MO LIBOR         1/20/2006   Bank of America
 6415126629   12 MO LIBOR         1/23/2006   Bank of America
 6438393842   12 MO LIBOR         1/25/2006   Bank of America
 6439751824   12 MO LIBOR         1/30/2006   Bank of America
 6441609093   12 MO LIBOR         2/14/2006   Bank of America
 6443293763   12 MO LIBOR         1/25/2006   Bank of America
 6444522343   12 MO LIBOR         2/15/2006   Bank of America
 6448691490   12 MO LIBOR         1/25/2006   Bank of America
 6455354255   12 MO LIBOR         1/13/2006   Bank of America
 6465633375   12 MO LIBOR         2/15/2006   Bank of America
 6471240033   12 MO LIBOR         1/16/2006   Bank of America
 6473527023   12 MO LIBOR         2/21/2006   Bank of America
 6487166289   12 MO LIBOR         2/14/2006   Bank of America
 6487664754   12 MO LIBOR         1/18/2006   Bank of America
 6490254460   12 MO LIBOR         2/15/2006   Bank of America
 6491765886   12 MO LIBOR         1/23/2006   Bank of America
 6514475125   12 MO LIBOR          2/8/2006   Bank of America
 6517817307   12 MO LIBOR         2/10/2006   Bank of America
 6527157637   12 MO LIBOR         1/25/2006   Bank of America
 6533609126   12 MO LIBOR         1/23/2006   Bank of America
 6541174022   12 MO LIBOR         1/25/2006   Bank of America
 6541929557   12 MO LIBOR          2/1/2006   Bank of America
 6542181323   12 MO LIBOR         1/31/2006   Bank of America
 6542188039   12 MO LIBOR         1/31/2006   Bank of America
 6543088717   12 MO LIBOR          2/9/2006   Bank of America
 6543166968   12 MO LIBOR          2/9/2006   Bank of America
 6543789231   12 MO LIBOR          2/8/2006   Bank of America
 6552942853   12 MO LIBOR         1/31/2006   Bank of America
 6578954569   12 MO LIBOR         1/30/2006   Bank of America
 6584943317   12 MO LIBOR         1/30/2006   Bank of America
 6587650950   12 MO LIBOR         2/13/2006   Bank of America
 6592679366   12 MO LIBOR         1/25/2006   Bank of America
 6595257376   12 MO LIBOR          2/1/2006   Bank of America
 6597938072   12 MO LIBOR         2/14/2006   Bank of America
 6599771463   12 MO LIBOR          2/8/2006   Bank of America
 6609867939   12 MO LIBOR         1/26/2006   Bank of America
 6614591425   12 MO LIBOR         1/27/2006   Bank of America
 6619741546   12 MO LIBOR         1/26/2006   Bank of America
 6624625064   12 MO LIBOR         4/21/2005   Bank of America
 6633268518   12 MO LIBOR         2/14/2006   Bank of America
 6634473224   12 MO LIBOR         1/31/2006   Bank of America
 6645496529   12 MO LIBOR         1/31/2006   Bank of America
 6656539555   12 MO LIBOR          2/2/2006   Bank of America
 6661454584   12 MO LIBOR          2/6/2006   Bank of America
 6667258716   12 MO LIBOR         1/23/2006   Bank of America
 6670066445   12 MO LIBOR         2/13/2006   Bank of America
 6678295624   12 MO LIBOR         2/21/2006   Bank of America
 6683096421   12 MO LIBOR          2/8/2006   Bank of America
 6684902585   12 MO LIBOR          2/2/2006   Bank of America
 6699168693   12 MO LIBOR         1/31/2006   Bank of America
 6701053057   12 MO LIBOR         1/18/2006   Bank of America
 6703708047   12 MO LIBOR          1/4/2006   Bank of America
 6718629451   12 MO LIBOR          2/8/2006   Bank of America
 6719665199   12 MO LIBOR          2/3/2006   Bank of America
 6730472021   12 MO LIBOR         2/10/2006   Bank of America
 6733045576   12 MO LIBOR          2/3/2006   Bank of America
 6733494774   12 MO LIBOR          2/3/2006   Bank of America
 6734285338   12 MO LIBOR        12/23/2005   Bank of America
 6735578293   12 MO LIBOR         2/14/2006   Bank of America
 6737862802   12 MO LIBOR         1/27/2006   Bank of America
 6739331368   12 MO LIBOR         1/31/2006   Bank of America
 6745563665   12 MO LIBOR          2/2/2006   Bank of America
 6750242775   12 MO LIBOR         1/19/2006   Bank of America
 6750954973   12 MO LIBOR         1/24/2006   Bank of America
 6759188128   12 MO LIBOR         1/27/2006   Bank of America
 6762993639   12 MO LIBOR          2/1/2006   Bank of America
 6771949176   12 MO LIBOR         1/26/2006   Bank of America
 6776583004   12 MO LIBOR         1/20/2006   Bank of America
 6780522352   12 MO LIBOR         1/27/2006   Bank of America
 6788768486   12 MO LIBOR         2/13/2006   Bank of America
 6802558632   12 MO LIBOR         1/27/2006   Bank of America
 6806768757   12 MO LIBOR          1/7/2005   Bank of America
 6808118316   12 MO LIBOR          2/6/2006   Bank of America
 6813453914   12 MO LIBOR          2/9/2006   Bank of America
 6817355982   12 MO LIBOR         2/24/2006   Bank of America
 6818950732   12 MO LIBOR         1/19/2006   Bank of America
 6823332819   12 MO LIBOR         1/23/2006   Bank of America
 6824774175   12 MO LIBOR          2/9/2006   Bank of America
 6841218263   12 MO LIBOR          2/1/2006   Bank of America
 6847131593   12 MO LIBOR         1/31/2006   Bank of America
 6853492665   12 MO LIBOR          2/9/2006   Bank of America
 6861920756   12 MO LIBOR          2/1/2006   Bank of America
 6867484617   12 MO LIBOR          2/9/2006   Bank of America
 6872728412   12 MO LIBOR         1/27/2006   Bank of America
 6872796468   12 MO LIBOR          2/2/2006   Bank of America
 6880499451   12 MO LIBOR         2/24/2006   Bank of America
 6880813008   12 MO LIBOR         1/20/2006   Bank of America
 6886590246   12 MO LIBOR         2/25/2005   Bank of America
 6891327212   12 MO LIBOR         2/10/2006   Bank of America
 6893531852   12 MO LIBOR          2/8/2006   Bank of America
 6894767315   12 MO LIBOR          2/1/2006   Bank of America
 6904838536   12 MO LIBOR          2/2/2006   Bank of America
 6905683907   12 MO LIBOR         2/21/2006   Bank of America
 6910894341   12 MO LIBOR         2/23/2006   Bank of America
 6911008867   12 MO LIBOR          2/8/2006   Bank of America
 6923610882   12 MO LIBOR         1/20/2006   Bank of America
 6937350061   12 MO LIBOR          2/6/2006   Bank of America
 6945370168   12 MO LIBOR         1/20/2006   Bank of America
 6948366478   12 MO LIBOR         1/31/2006   Bank of America
 6948720336   12 MO LIBOR          2/3/2006   Bank of America
 6949544685   12 MO LIBOR          2/7/2006   Bank of America
 6951528881   12 MO LIBOR         2/21/2006   Bank of America
 6959301976   12 MO LIBOR         1/23/2006   Bank of America
 6963411639   12 MO LIBOR          2/3/2006   Bank of America
 6965949917   12 MO LIBOR         1/25/2006   Bank of America
 6966335033   12 MO LIBOR          1/9/2006   Bank of America
 6966507334   12 MO LIBOR         1/30/2006   Bank of America
 6968249000   12 MO LIBOR         1/24/2006   Bank of America
 6970281736   12 MO LIBOR         2/14/2006   Bank of America
 6970459316   12 MO LIBOR         1/31/2006   Bank of America
 6976226347   12 MO LIBOR         2/27/2006   Bank of America
 6977089231   12 MO LIBOR         1/25/2006   Bank of America
 6977587648   12 MO LIBOR         1/11/2006   Bank of America
 6978722749   12 MO LIBOR         2/13/2006   Bank of America
 6980297219   12 MO LIBOR         2/21/2006   Bank of America
 6983664266   12 MO LIBOR         1/30/2006   Bank of America
 6995645725   12 MO LIBOR          3/1/2006   Bank of America
 6997061707   12 MO LIBOR         1/27/2006   Bank of America

                                      D-2-1

                                   EXHIBIT D-3
                       LOAN GROUP 3 MORTGAGE LOAN SCHEDULE

                                   Exhibit D-3

LOANID       OCC         PROPTYPE     OTERM   CORTERM   OLTV    RATE     FPDATE     NDDATE     S_MATDATE   PANDI      PTDATE

6067896073   Primary     Condo          360       358      90   6.125    2/1/2006   3/1/2006    1/1/2036   4,524.84   2/1/2006
6165817567   Primary     PUD Detach     360       360   69.01   7.125    4/1/2006   4/1/2006    3/1/2036   3,766.09   4/1/2006
6170148800   Primary     SFR            360       360   70.99   6.375    4/1/2006   4/1/2006    3/1/2036   5,093.40   4/1/2006
6199361707   Primary     SFR            360       360   78.79    6.25    4/1/2006   4/1/2006    3/1/2036   3,201.73   4/1/2006
6276058549   Primary     PUD Detach     360       359      80     6.5    3/1/2006   4/1/2006    2/1/2036   2,275.00   3/1/2006
6317250386   Primary     SFR            360       359      80       6    3/1/2006   3/1/2006    2/1/2036   2,960.00   3/1/2006
6318350060   Primary     SFR            360       359   62.44   6.375    3/1/2006   4/1/2006    2/1/2036   3,836.80   3/1/2006
6391165112   Primary     Condo          360       360      80    6.25    4/1/2006   4/1/2006    3/1/2036   2,912.50   4/1/2006
6427372633   Primary     SFR            360       359   79.99       6    3/1/2006   3/1/2006    2/1/2036   2,307.00   3/1/2006
6558865389   Primary     SFR            360       360   69.27    6.75    4/1/2006   4/1/2006    3/1/2036   5,642.81   4/1/2006
6734238311   Primary     PUD Detach     360       359   74.94       6    3/1/2006   3/1/2006    2/1/2036   5,683.74   3/1/2006
6744677813   Primary     SFR            360       359      75   6.125    3/1/2006   3/1/2006    2/1/2036   3,100.78   3/1/2006
6793090140   Primary     SFR            360       359      80     6.5    3/1/2006   4/1/2006    2/1/2036   3,202.33   3/1/2006
6902456083   Primary     SFR            360       359   67.75   6.375    3/1/2006   3/1/2006    2/1/2036   2,879.38   3/1/2006
6058860054   Primary     SFR            360       360      80       6    4/1/2006   4/1/2006    3/1/2036   2,292.00   4/1/2006
6072894576   Primary     PUD Detach     360       359      80     5.5    3/1/2006   4/1/2006    2/1/2036   3,737.96   3/1/2006
6080479063   Primary     SFR            360       360   77.03    5.75    4/1/2006   4/1/2006    3/1/2036   2,395.83   4/1/2006
6089081399   Primary     SFR            360       359      80     5.5    3/1/2006   4/1/2006    2/1/2036   2,438.33   3/1/2006
6098223909   Secondary   SFR            360       355   69.87   5.875   11/1/2005   3/1/2006   10/1/2035   2,839.39   2/1/2006
6170125535   Primary     SFR            360       360      80       6    4/1/2006   4/1/2006    3/1/2036   5,276.05   4/1/2006
6173906873   Primary     Condo          360       360      70     6.5    4/1/2006   4/1/2006    3/1/2036   3,539.59   4/1/2006
6251355837   Primary     PUD Attach     360       359      75   5.875    3/1/2006   3/1/2006    2/1/2036   2,566.64   3/1/2006
6267422563   Primary     Condo          360       360      80   6.125    4/1/2006   4/1/2006    3/1/2036   2,756.25   4/1/2006
6269038631   Primary     SFR            360       359      80    5.75    3/1/2006   3/1/2006    2/1/2036   2,510.83   3/1/2006
6275887757   Primary     SFR            360       360      80     6.5    4/1/2006   4/1/2006    3/1/2036   2,816.67   4/1/2006
6305864883   Primary     SFR            360       360   62.07     6.5    4/1/2006   4/1/2006    3/1/2036   2,437.50   4/1/2006
6381523643   Primary     PUD Detach     360       360   76.02     5.5    4/1/2006   4/1/2006    3/1/2036   3,066.25   4/1/2006
6485759390   Primary     PUD Detach     360       360   65.22   5.875    4/1/2006   4/1/2006    3/1/2036   4,436.54   4/1/2006
6543652413   Primary     Condo          360       360   79.99       6    4/1/2006   4/1/2006    3/1/2036   5,074.60   4/1/2006
6558203284   Primary     SFR            360       359      80   6.125    3/1/2006   4/1/2006    2/1/2036   3,348.33   3/1/2006
6569914424   Primary     SFR            360       360   67.08   6.125    4/1/2006   4/1/2006    3/1/2036   4,108.85   4/1/2006
6629841229   Primary     Condo          360       360      80    6.25    4/1/2006   4/1/2006    3/1/2036   2,986.98   4/1/2006
6637590370   Primary     SFR            360       360      80    6.25    4/1/2006   4/1/2006    3/1/2036   4,925.74   4/1/2006
6711176021   Primary     SFR            360       360      80   5.875    4/1/2006   4/1/2006    3/1/2036   2,839.39   4/1/2006
6728897379   Primary     SFR            360       360      80   5.875    4/1/2006   4/1/2006    3/1/2036   2,154.17   4/1/2006
6795461083   Primary     SFR            360       360      80       6    4/1/2006   4/1/2006    3/1/2036   3,120.00   4/1/2006
6819790749   Secondary   PUD Detach     360       359   75.47    6.25    3/1/2006   3/1/2006    2/1/2036   6,156.87   3/1/2006
6884220846   Primary     PUD Detach     360       360      80    6.25    4/1/2006   4/1/2006    3/1/2036   3,479.17   4/1/2006
6898167520   Investor    Townhouse      360       360      80   6.375    4/1/2006   4/1/2006    3/1/2036   3,363.91   4/1/2006
6906161077   Secondary   SFR            360       359   51.84       6    3/1/2006   3/1/2006    2/1/2036   4,739.45   3/1/2006
6925608215   Primary     SFR            360       359      65   6.125    3/1/2006   3/1/2006    2/1/2036   5,687.24   3/1/2006
6984250610   Primary     PUD Detach     360       359      80   5.375    3/1/2006   3/1/2006    2/1/2036   4,053.39   3/1/2006
6989910747   Primary     PUD Detach     360       360      80   5.875    4/1/2006   4/1/2006    3/1/2036   2,232.50   4/1/2006

LOANID       OBAL         COBAL        PURPOSE    DOC             OAPPVAL        FRTRDATE    CEILING   FLOOR   CAPINT   MARGIN

6067896073   886,500.00   886,500.00   Purchase   Standard        1,250,000.00    1/1/2013    11.125    2.25        2     2.25
6165817567   559,000.00   559,000.00   R/T Refi   Stated Income     810,000.00    3/1/2013    12.125    2.25        2     2.25
6170148800   816,420.00   816,420.00   C/O Refi   Stated Income   1,150,000.00    3/1/2013    11.375    2.25        2     2.25
6199361707   520,000.00   520,000.00   R/T Refi   Stated Income     660,000.00    3/1/2013     11.25    2.25        2     2.25
6276058549   420,000.00   420,000.00   R/T Refi   Stated Income     525,000.00    2/1/2013      11.5    2.25        2     2.25
6317250386   592,000.00   592,000.00   Purchase   Standard          752,000.00    2/1/2013        11    2.25        2     2.25
6318350060   615,000.00   610,593.59   C/O Refi   Stated Income     985,000.00    2/1/2013    11.375    2.25        2     2.25
6391165112   559,200.00   559,200.00   Purchase   Standard          700,000.00    3/1/2013     11.25    2.25        2     2.25
6427372633   461,400.00   461,400.00   Purchase   Stated Income     580,000.00    2/1/2013        11    2.25        2     2.25
6558865389   870,000.00   870,000.00   C/O Refi   Stated Income   1,256,000.00    3/1/2013     11.75    2.25        2     2.25
6734238311   948,000.00   947,056.26   R/T Refi   Stated Income   1,265,000.00    2/1/2013        11    2.25        2     2.25
6744677813   607,500.00   607,500.00   C/O Refi   Stated Income     810,000.00    2/1/2013    11.125    2.25        2     2.25
6793090140   591,200.00   591,200.00   Purchase   Standard          739,000.00    2/1/2013      11.5    2.25        2     2.25
6902456083   542,000.00   542,000.00   R/T Refi   Stated Income     800,000.00    2/1/2013    11.375    2.25        2     2.25
6058860054   458,400.00   458,400.00   Purchase   Standard          575,000.00    3/1/2013        11    2.25        2     2.25
6072894576   815,553.86   815,553.86   Purchase   Standard        1,030,000.00    2/1/2013      10.5    2.25        2     2.25
6080479063   500,000.00   500,000.00   Purchase   Standard          655,000.00    3/1/2013     10.75    2.25        2     2.25
6089081399   532,000.00   532,000.00   R/T Refi   Reduced           665,000.00    2/1/2013      10.5    2.25        2     2.25
6098223909   480,000.00   477,528.98   C/O Refi   Standard          687,000.00   10/1/2012    10.875    2.25        2     2.25
6170125535   880,000.00   880,000.00   R/T Refi   Rapid           1,100,000.00    3/1/2013        11    2.25        2     2.25
6173906873   560,000.00   560,000.00   C/O Refi   Rapid             800,000.00    3/1/2013      11.5    2.25        2     2.25
6251355837   524,250.00   524,250.00   Purchase   Reduced           703,000.00    2/1/2013    10.875    2.25        2     2.25
6267422563   540,000.00   540,000.00   Purchase   Rapid             675,000.00    3/1/2013    11.125    2.25        2     2.25
6269038631   524,000.00   524,000.00   Purchase   Reduced           658,000.00    2/1/2013     10.75    2.25        2     2.25
6275887757   520,000.00   520,000.00   Purchase   Standard          650,000.00    3/1/2013      11.5    2.25        2     2.25
6305864883   450,000.00   450,000.00   C/O Refi   Standard          725,000.00    3/1/2013      11.5    2.25        2     2.25
6381523643   669,000.00   669,000.00   R/T Refi   Reduced           880,000.00    3/1/2013      10.5    2.25        2     2.25
6485759390   750,000.00   750,000.00   Purchase   Reduced         1,150,000.00    3/1/2013    10.875    2.25        2     2.25
6543652413   846,400.00   846,400.00   Purchase   Rapid           1,059,000.00    3/1/2013        11    2.25        2     2.25
6558203284   656,000.00   656,000.00   Purchase   SISA              820,000.00    2/1/2013    11.125    2.25        2     2.25
6569914424   805,000.00   805,000.00   C/O Refi   Reduced         1,200,000.00    3/1/2013    11.125    2.25        2     2.25
6629841229   573,500.00   573,500.00   Purchase   SISA              730,000.00    3/1/2013     11.25    2.25        2     2.25
6637590370   800,000.00   800,000.00   C/O Refi   Rapid           1,000,000.00    3/1/2013     11.25    2.25        2     2.25
6711176021   480,000.00   480,000.00   C/O Refi   Standard          600,000.00    3/1/2013    10.875    2.25        2     2.25
6728897379   440,000.00   440,000.00   Purchase   Reduced           550,000.00    3/1/2013    10.875    2.25        2     2.25
6795461083   624,000.00   624,000.00   Purchase   Reduced           780,000.00    3/1/2013        11    2.25        2     2.25
6819790749   999,950.00   999,001.20   Purchase   Rapid           1,325,000.00    2/1/2013     11.25    2.25        2     2.25
6884220846   668,000.00   668,000.00   Purchase   SISA              875,000.00    3/1/2013     11.25    2.25        2     2.25
6898167520   539,200.00   539,200.00   C/O Refi   Standard          674,000.00    3/1/2013    11.375    2.25        2     2.25
6906161077   790,500.00   789,713.05   R/T Refi   Rapid           1,525,000.00    2/1/2013        11    2.25        2     2.25
6925608215   936,000.00   935,090.26   C/O Refi   Standard        1,440,000.00    2/1/2013    11.125    2.25        2     2.25
6984250610   723,856.00   723,044.88   Purchase   Standard          905,000.00    2/1/2013    10.375    2.25        2     2.25
6989910747   456,000.00   456,000.00   C/O Refi   Standard          570,000.00    3/1/2013    10.875    2.25        2     2.25

LOANID       INDEX         ODATE       SERVICER

6067896073   12 MO LIBOR   12/7/2005   Bank of America
6165817567   12 MO LIBOR    2/8/2006   Bank of America
6170148800   12 MO LIBOR    2/7/2006   Bank of America
6199361707   12 MO LIBOR    2/6/2006   Bank of America
6276058549   12 MO LIBOR   1/27/2006   Bank of America
6317250386   12 MO LIBOR   1/27/2006   Bank of America
6318350060   12 MO LIBOR    1/5/2006   Bank of America
6391165112   12 MO LIBOR    2/6/2006   Bank of America
6427372633   12 MO LIBOR   1/26/2006   Bank of America
6558865389   12 MO LIBOR   2/13/2006   Bank of America
6734238311   12 MO LIBOR   1/19/2006   Bank of America
6744677813   12 MO LIBOR   1/23/2006   Bank of America
6793090140   12 MO LIBOR   1/24/2006   Bank of America
6902456083   12 MO LIBOR   1/24/2006   Bank of America
6058860054   12 MO LIBOR    2/7/2006   Bank of America
6072894576   12 MO LIBOR    2/1/2006   Bank of America
6080479063   12 MO LIBOR   2/14/2006   Bank of America
6089081399   12 MO LIBOR   1/27/2006   Bank of America
6098223909   12 MO LIBOR   9/13/2005   Bank of America
6170125535   12 MO LIBOR    2/3/2006   Bank of America
6173906873   12 MO LIBOR   2/17/2006   Bank of America
6251355837   12 MO LIBOR    2/1/2006   Bank of America
6267422563   12 MO LIBOR   2/16/2006   Bank of America
6269038631   12 MO LIBOR   1/27/2006   Bank of America
6275887757   12 MO LIBOR    2/8/2006   Bank of America
6305864883   12 MO LIBOR   2/16/2006   Bank of America
6381523643   12 MO LIBOR    2/3/2006   Bank of America
6485759390   12 MO LIBOR   2/10/2006   Bank of America
6543652413   12 MO LIBOR   2/14/2006   Bank of America
6558203284   12 MO LIBOR   1/11/2006   Bank of America
6569914424   12 MO LIBOR    2/8/2006   Bank of America
6629841229   12 MO LIBOR    2/9/2006   Bank of America
6637590370   12 MO LIBOR   2/15/2006   Bank of America
6711176021   12 MO LIBOR    2/6/2006   Bank of America
6728897379   12 MO LIBOR   2/22/2006   Bank of America
6795461083   12 MO LIBOR    2/8/2006   Bank of America
6819790749   12 MO LIBOR   1/30/2006   Bank of America
6884220846   12 MO LIBOR   2/10/2006   Bank of America
6898167520   12 MO LIBOR    2/8/2006   Bank of America
6906161077   12 MO LIBOR   1/27/2006   Bank of America
6925608215   12 MO LIBOR   1/24/2006   Bank of America
6984250610   12 MO LIBOR   1/24/2006   Bank of America
6989910747   12 MO LIBOR    2/2/2006   Bank of America

                                      D-3-1

                                   EXHIBIT D-4
                       LOAN GROUP 4 MORTGAGE LOAN SCHEDULE

                                   Exhibit D-4

LOANID       OCC         PROPTYPE     OTERM   CORTERM   OLTV    RATE    FPDATE     NDDATE     S_MATDATE   PANDI       PTDATE

6023029272   Primary     SFR            360       359   77.76     6.5   3/1/2006   3/1/2006    2/1/2036   12,214.58   3/1/2006
6064337402   Primary     SFR            360       360   55.35   6.375   4/1/2006   4/1/2006    3/1/2036    3,984.38   4/1/2006
6072982025   Primary     Condo          360       360      80    6.25   4/1/2006   4/1/2006    3/1/2036    2,354.17   4/1/2006
6111770639   Primary     SFR            360       359    75.1   6.375   3/1/2006   3/1/2006    2/1/2036    3,910.00   3/1/2006
6133684354   Primary     SFR            360       360   52.78    6.25   4/1/2006   4/1/2006    3/1/2036    2,473.96   4/1/2006
6156327568   Primary     Condo          360       359      80   6.125   3/1/2006   3/1/2006    2/1/2036    2,429.58   3/1/2006
6173968634   Secondary   PUD Detach     360       359      75    6.25   3/1/2006   3/1/2006    2/1/2036    3,359.37   3/1/2006
6184357280   Primary     SFR            360       359   58.41    5.75   3/1/2006   3/1/2006    2/1/2036    4,758.13   3/1/2006
6194476807   Primary     SFR            360       359    61.8   5.875   3/1/2006   4/1/2006    2/1/2036    2,692.71   3/1/2006
6216459625   Primary     SFR            360       359      75     6.5   3/1/2006   4/1/2006    2/1/2036    2,876.25   3/1/2006
6218585203   Primary     SFR            360       360   76.92   6.125   4/1/2006   4/1/2006    3/1/2036    2,552.08   4/1/2006
6232462439   Primary     SFR            360       359   68.95   5.375   3/1/2006   3/1/2006    2/1/2036    2,933.85   3/1/2006
6252094658   Primary     PUD Detach     360       360      80   5.375   4/1/2006   4/1/2006    3/1/2036    3,655.00   4/1/2006
6259093091   Primary     Condo          360       359   76.11    5.75   3/1/2006   3/1/2006    2/1/2036    2,213.75   3/1/2006
6266170536   Primary     Condo          360       359      80   5.875   3/1/2006   4/1/2006    2/1/2036    2,408.75   3/1/2006
6274100764   Primary     2-Family       360       360   66.32   6.375   4/1/2006   4/1/2006    3/1/2036    3,400.00   4/1/2006
6314410405   Primary     SFR            360       359   78.53   6.625   3/1/2006   3/1/2006    2/1/2036    4,140.62   3/1/2006
6315352275   Primary     2-Family       360       359      75       6   3/1/2006   3/1/2006    2/1/2036    4,125.00   3/1/2006
6329015025   Secondary   Condo          360       360   63.16   6.125   4/1/2006   4/1/2006    3/1/2036    2,637.25   4/1/2006
6342822936   Primary     PUD Detach     360       359   73.53   6.375   3/1/2006   3/1/2006    2/1/2036    2,656.25   3/1/2006
6353692913   Primary     SFR            360       359      80    6.25   3/1/2006   3/1/2006    2/1/2036    2,312.50   3/1/2006
6395214403   Primary     Condo          360       360      80     6.5   4/1/2006   4/1/2006    3/1/2036    2,318.33   4/1/2006
6417568562   Primary     PUD Detach     360       360   79.99   5.875   4/1/2006   4/1/2006    3/1/2036    2,415.36   4/1/2006
6433573653   Primary     Condo          360       360   79.88    6.25   4/1/2006   4/1/2006    3/1/2036    2,662.50   4/1/2006
6442020258   Primary     PUD Detach     360       359      72       6   3/1/2006   3/1/2006    2/1/2036    4,500.00   3/1/2006
6455297215   Primary     PUD Detach     360       360      80       6   4/1/2006   4/1/2006    3/1/2036    2,600.00   4/1/2006
6504323285   Primary     SFR            360       360      70   5.875   4/1/2006   4/1/2006    3/1/2036    2,870.18   4/1/2006
6513104098   Primary     SFR            360       359      70   6.125   3/1/2006   3/1/2006    2/1/2036    4,466.15   3/1/2006
6515447164   Primary     SFR            360       360    69.8   6.375   4/1/2006   4/1/2006    3/1/2036    5,673.75   4/1/2006
6523934690   Primary     PUD Detach     360       360   61.47   5.875   4/1/2006   4/1/2006    3/1/2036    3,280.21   4/1/2006
6532152987   Primary     SFR            360       358    57.5   6.375   2/1/2006   3/1/2006    1/1/2036    5,495.78   2/1/2006
6594292457   Primary     SFR            360       360      75    5.75   4/1/2006   4/1/2006    3/1/2036    2,533.59   4/1/2006
6597698171   Primary     SFR            360       359      70   5.875   3/1/2006   3/1/2006    2/1/2036    2,981.56   3/1/2006
6607400824   Secondary   SFR            360       359   34.38   6.625   3/1/2006   4/1/2006    2/1/2036    3,036.46   3/1/2006
6642045410   Primary     SFR            360       359   68.72   5.875   3/1/2006   3/1/2006    2/1/2036    2,237.40   3/1/2006
6662394193   Primary     SFR            360       360   64.17   6.625   4/1/2006   4/1/2006    3/1/2036    3,312.50   4/1/2006
6682681447   Primary     SFR            360       360      80     6.5   4/1/2006   4/1/2006    3/1/2036    2,513.33   4/1/2006
6720678033   Primary     SFR            360       359    48.7   6.125   3/1/2006   3/1/2006    2/1/2036    2,858.54   3/1/2006
6728840437   Primary     SFR            360       360   52.83       6   4/1/2006   4/1/2006    3/1/2036    3,500.00   4/1/2006
6736706836   Primary     Condo          360       359      80   5.875   3/1/2006   3/1/2006    2/1/2036    2,894.42   3/1/2006
6749647621   Primary     SFR            360       359      80    6.25   3/1/2006   4/1/2006    2/1/2036    2,225.00   3/1/2006
6760928199   Primary     PUD Detach     360       359   65.66    5.75   3/1/2006   3/1/2006    2/1/2036    3,114.58   3/1/2006
6796417688   Primary     PUD Detach     360       356      80    5.75  12/1/2005   3/1/2006   11/1/2035    2,107.95   2/1/2006
6813954069   Primary     PUD Attach     360       360   57.72   6.125   4/1/2006   4/1/2006    3/1/2036    2,194.79   4/1/2006
6826224302   Secondary   PUD Detach     360       359   79.16       6   3/1/2006   3/1/2006    2/1/2036   15,000.00   3/1/2006
6876324564   Primary     Condo          360       360      80    5.75   4/1/2006   4/1/2006    3/1/2036    3,545.83   4/1/2006
6877159183   Primary     SFR            360       359   70.38   6.375   3/1/2006   3/1/2006    2/1/2036    5,981.88   3/1/2006
6895676044   Primary     PUD Detach     360       359      80       6   3/1/2006   3/1/2006    2/1/2036    3,360.00   3/1/2006
6943658820   Secondary   Condo          360       360   63.35   6.125   4/1/2006   4/1/2006    3/1/2036    2,473.02   4/1/2006
6951332839   Secondary   PUD Detach     360       359      70   6.625   3/1/2006   4/1/2006    2/1/2036    6,473.18   3/1/2006
6988122070   Primary     PUD Detach     360       360   76.18   6.125   4/1/2006   4/1/2006    3/1/2036    2,138.65   4/1/2006
6995975403   Secondary   SFR            360       359      80   6.375   3/1/2006   4/1/2006    2/1/2036    4,037.50   3/1/2006
6004080294   Secondary   PUD Detach     360       360      70    5.75   4/1/2006   4/1/2006    3/1/2036    4,528.13   4/1/2006
6005002941   Primary     SFR            360       360   73.86    5.75   4/1/2006   4/1/2006    3/1/2036    3,114.58   4/1/2006
6007022434   Primary     SFR            360       359      80     6.5   3/1/2006   4/1/2006    2/1/2036    2,708.33   3/1/2006
6015481911   Primary     PUD Detach     360       360      80       6   4/1/2006   4/1/2006    3/1/2036    3,980.00   4/1/2006
6015571976   Primary     SFR            360       359   57.14    6.25   3/1/2006   3/1/2006    2/1/2036    4,166.67   3/1/2006
6017523629   Primary     SFR            360       360   56.28   5.875   4/1/2006   4/1/2006    3/1/2036    5,923.96   4/1/2006
6023874941   Primary     SFR            360       359   68.92   6.125   3/1/2006   4/1/2006    2/1/2036    3,412.14   3/1/2006
6030088469   Secondary   Condo          360       360   79.24   6.125   4/1/2006   4/1/2006    3/1/2036    4,246.67   4/1/2006
6030953001   Primary     SFR            360       359      80     6.5   3/1/2006   3/1/2006    2/1/2036    2,296.67   3/1/2006
6031460683   Primary     SFR            360       360      80    6.25   4/1/2006   4/1/2006    3/1/2036    2,916.67   4/1/2006
6035774824   Primary     SFR            360       360   42.13   6.125   4/1/2006   4/1/2006    3/1/2036    2,580.16   4/1/2006
6035807178   Primary     PUD Detach     360       359      80    6.25   3/1/2006   3/1/2006    2/1/2036    2,733.85   3/1/2006
6039598534   Primary     PUD Detach     360       359   79.86   5.875   3/1/2006   3/1/2006    2/1/2036    4,132.08   3/1/2006
6046671225   Primary     SFR            360       360      80       6   4/1/2006   4/1/2006    3/1/2036    4,200.00   4/1/2006
6047612384   Primary     Condo          360       359      80   5.875   3/1/2006   3/1/2006    2/1/2036    2,737.75   3/1/2006
6054717902   Primary     PUD Detach     360       359    76.7   6.375   3/1/2006   4/1/2006    2/1/2036    2,220.63   3/1/2006
6059628633   Secondary   SFR            360       359   79.62   5.875   3/1/2006   3/1/2006    2/1/2036    4,945.26   3/1/2006
6064391979   Primary     SFR            360       359   65.99   6.375   3/1/2006   3/1/2006    2/1/2036    3,453.13   3/1/2006
6073522580   Primary     SFR            360       360      80   6.125   4/1/2006   4/1/2006    3/1/2036    2,878.75   4/1/2006
6081515816   Primary     SFR            360       360    74.4   6.125   4/1/2006   4/1/2006    3/1/2036    3,190.10   4/1/2006
6090213577   Primary     PUD Detach     360       360      80    6.25   4/1/2006   4/1/2006    3/1/2036    2,732.55   4/1/2006
6105354929   Primary     SFR            360       359   46.43   6.375   3/1/2006   3/1/2006    2/1/2036    3,453.13   3/1/2006
6108825677   Primary     PUD Detach     360       359   64.94       6   3/1/2006   3/1/2006    2/1/2036    2,500.00   3/1/2006
6113522533   Primary     SFR            360       359   75.73   6.125   3/1/2006   3/1/2006    2/1/2036    2,899.17   3/1/2006
6114574822   Secondary   Condo          360       360      80   6.125   4/1/2006   4/1/2006    3/1/2036    2,405.97   4/1/2006
6120362097   Primary     Condo          360       360      80   5.875   4/1/2006   4/1/2006    3/1/2036    3,916.67   4/1/2006
6120933079   Primary     PUD Attach     360       360   63.56   6.125   4/1/2006   4/1/2006    3/1/2036    2,871.09   4/1/2006
6121654575   Secondary   PUD Detach     360       360      80    6.25   4/1/2006   4/1/2006    3/1/2036    3,250.00   4/1/2006
6124981553   Primary     SFR            360       359      80    6.25   3/1/2006   3/1/2006    2/1/2036    2,958.33   3/1/2006
6133866001   Primary     SFR            360       359   60.14   6.125   3/1/2006   3/1/2006    2/1/2036    4,083.33   3/1/2006
6138003139   Primary     PUD Detach     360       360   69.48    6.25   4/1/2006   4/1/2006    3/1/2036    2,916.67   4/1/2006
6146655003   Primary     SFR            360       360      80     6.5   4/1/2006   4/1/2006    3/1/2036    2,626.00   4/1/2006
6147530577   Investor    PUD Detach     360       359   74.97   7.375   3/1/2006   4/1/2006    2/1/2036    3,994.79   3/1/2006
6151697056   Primary     PUD Detach     360       359      80    6.25   3/1/2006   3/1/2006    2/1/2036    3,489.58   3/1/2006
6152654759   Primary     SFR            360       359   79.86    6.25   3/1/2006   3/1/2006    2/1/2036    2,370.83   3/1/2006
6156284025   Primary     SFR            360       360      80    6.25   4/1/2006   4/1/2006    3/1/2036    3,125.00   4/1/2006
6158513330   Primary     PUD Detach     360       359   77.76   5.875   3/1/2006   3/1/2006    2/1/2036    2,550.73   3/1/2006
6160956840   Investor    SFR            360       360   61.24    6.25   4/1/2006   4/1/2006    3/1/2036    2,440.10   4/1/2006
6169751424   Primary     Condo          360       360   74.07     6.5   4/1/2006   4/1/2006    3/1/2036    5,416.67   4/1/2006
6193538078   Primary     SFR            360       360   47.58   5.875   4/1/2006   4/1/2006    3/1/2036    5,823.59   4/1/2006
6195075137   Primary     SFR            360       360   76.32       6   4/1/2006   4/1/2006    3/1/2036    3,625.00   4/1/2006
6199233369   Primary     SFR            360       360   63.13   6.375   4/1/2006   4/1/2006    3/1/2036    2,682.81   4/1/2006
6204911165   Primary     SFR            360       360      80   6.125   4/1/2006   4/1/2006    3/1/2036    2,858.33   4/1/2006
6208238912   Secondary   SFR            360       360      80    6.25   4/1/2006   4/1/2006    3/1/2036    2,520.83   4/1/2006
6215685717   Primary     Condo          360       360    67.8   6.375   4/1/2006   4/1/2006    3/1/2036    5,312.50   4/1/2006
6225419685   Primary     Condo          360       360      80   5.375   4/1/2006   4/1/2006    3/1/2036    3,410.72   4/1/2006
6228937212   Primary     SFR            360       359   48.48       6   3/1/2006   3/1/2006    2/1/2036    2,400.00   3/1/2006
6245354391   Primary     PUD Detach     360       360   76.62    6.25   4/1/2006   4/1/2006    3/1/2036    3,414.06   4/1/2006
6247058073   Primary     SFR            360       360      80    6.25   4/1/2006   4/1/2006    3/1/2036    4,166.67   4/1/2006
6253221953   Primary     SFR            360       359      80   5.875   3/1/2006   3/1/2006    2/1/2036    2,350.00   3/1/2006
6261376351   Primary     SFR            360       360   65.01    6.25   4/1/2006   4/1/2006    3/1/2036    2,796.87   4/1/2006
6263195411   Primary     PUD Attach     360       360      80   5.625   4/1/2006   4/1/2006    3/1/2036    2,696.53   4/1/2006
6263449669   Primary     SFR            360       360      75   5.875   4/1/2006   4/1/2006    3/1/2036    2,423.44   4/1/2006
6266992558   Primary     SFR            360       360      80    5.75   4/1/2006   4/1/2006    3/1/2036    2,127.50   4/1/2006
6273102316   Primary     SFR            360       360   59.35   5.875   4/1/2006   4/1/2006    3/1/2036    2,252.08   4/1/2006
6275360896   Primary     PUD Detach     360       359   79.78    6.25   3/1/2006   4/1/2006    2/1/2036    3,056.25   3/1/2006
6278033953   Primary     PUD Detach     360       359      80   5.875   3/1/2006   3/1/2006    2/1/2036    2,461.23   3/1/2006
6278376527   Primary     SFR            360       360      75       6   4/1/2006   4/1/2006    3/1/2036    3,468.75   4/1/2006
6279157900   Primary     SFR            360       360   58.91       6   4/1/2006   4/1/2006    3/1/2036    5,125.00   4/1/2006
6279362716   Primary     PUD Detach     360       360      80       6   4/1/2006   4/1/2006    3/1/2036    2,560.00   4/1/2006
6283947890   Primary     SFR            360       360   69.77   6.375   4/1/2006   4/1/2006    3/1/2036    3,984.38   4/1/2006
6285273972   Primary     PUD Detach     360       359      70   6.125   3/1/2006   3/1/2006    2/1/2036    5,430.83   3/1/2006
6285398498   Primary     SFR            360       359   79.37   6.375   3/1/2006   4/1/2006    2/1/2036    2,656.25   3/1/2006
6291928171   Primary     SFR            360       359   62.96    6.25   3/1/2006   3/1/2006    2/1/2036    4,427.08   3/1/2006
6293531775   Primary     PUD Attach     360       360      80   5.875   4/1/2006   4/1/2006    3/1/2036    2,820.00   4/1/2006
6296351403   Primary     SFR            360       359      75    6.25   3/1/2006   3/1/2006    2/1/2036    3,574.22   3/1/2006
6296843474   Primary     SFR            360       359   70.15   5.375   3/1/2006   4/1/2006    2/1/2036    2,105.21   3/1/2006
6309026844   Primary     SFR            360       360   71.26   5.875   4/1/2006   4/1/2006    3/1/2036    2,548.61   4/1/2006
6311038175   Primary     PUD Detach     360       360   71.83   5.625   4/1/2006   4/1/2006    3/1/2036    2,935.85   4/1/2006
6311571977   Primary     PUD Detach     360       359   67.72       6   3/1/2006   3/1/2006    2/1/2036    4,825.00   3/1/2006
6314262954   Primary     SFR            360       360      75       6   4/1/2006   4/1/2006    3/1/2036    3,750.00   4/1/2006
6316371712   Primary     SFR            360       360    57.4   6.125   4/1/2006   4/1/2006    3/1/2036    4,871.93   4/1/2006
6316452082   Secondary   PUD Detach     360       360   71.25    5.75   4/1/2006   4/1/2006    3/1/2036    3,354.17   4/1/2006
6321172485   Primary     SFR            360       360   72.26       6   4/1/2006   4/1/2006    3/1/2036    2,800.00   4/1/2006
6334636161   Primary     SFR            360       359      80    5.75   3/1/2006   4/1/2006    2/1/2036    2,606.67   3/1/2006
6335135502   Primary     SFR            360       360      80    5.75   4/1/2006   4/1/2006    3/1/2036    3,047.50   4/1/2006
6335829302   Primary     PUD Detach     360       360      80    6.25   4/1/2006   4/1/2006    3/1/2036    2,687.50   4/1/2006
6339507250   Primary     SFR            360       360   41.04   6.375   4/1/2006   4/1/2006    3/1/2036    2,921.88   4/1/2006
6341661095   Primary     PUD Detach     360       360   67.11   6.125   4/1/2006   4/1/2006    3/1/2036    6,507.81   4/1/2006
6344810376   Primary     SFR            360       360   69.63    6.25   4/1/2006   4/1/2006    3/1/2036    2,447.92   4/1/2006
6349316551   Primary     SFR            360       359   45.83   5.625   3/1/2006   3/1/2006    2/1/2036    2,578.13   3/1/2006
6350363005   Primary     SFR            360       360   78.84       6   4/1/2006   4/1/2006    3/1/2036    2,599.66   4/1/2006
6355379279   Secondary   SFR            360       360      80   6.125   4/1/2006   4/1/2006    3/1/2036    2,715.42   4/1/2006
6364102365   Primary     PUD Detach     360       360   78.13       6   4/1/2006   4/1/2006    3/1/2036    5,995.51   4/1/2006
6368676414   Primary     SFR            360       360   79.27   6.125   4/1/2006   4/1/2006    3/1/2036    2,649.19   4/1/2006
6370544071   Primary     PUD Detach     360       360      80   6.125   4/1/2006   4/1/2006    3/1/2036    2,423.08   4/1/2006
6375314082   Primary     SFR            360       359      80   5.875   3/1/2006   3/1/2006    2/1/2036    2,545.83   3/1/2006
6376572530   Primary     Condo          360       360      80   5.875   4/1/2006   4/1/2006    3/1/2036    2,075.83   4/1/2006
6377444846   Primary     SFR            360       360   73.41   6.375   4/1/2006   4/1/2006    3/1/2036    5,265.22   4/1/2006
6381084307   Primary     PUD Detach     360       359   62.89   5.875   3/1/2006   3/1/2006    2/1/2036    4,895.83   3/1/2006
6391351399   Primary     SFR            360       360      70       6   4/1/2006   4/1/2006    3/1/2036    2,292.50   4/1/2006
6394769845   Primary     SFR            360       360   77.19   6.125   4/1/2006   4/1/2006    3/1/2036    2,245.83   4/1/2006
6394849704   Primary     PUD Detach     360       360   46.51    5.25   4/1/2006   4/1/2006    3/1/2036    2,187.50   4/1/2006
6396669852   Primary     SFR            360       360    79.2   5.875   4/1/2006   4/1/2006    3/1/2036    3,857.92   4/1/2006
6405941037   Primary     SFR            360       360      80   5.875   4/1/2006   4/1/2006    3/1/2036    2,375.46   4/1/2006
6407619573   Primary     SFR            360       360   71.76   6.125   4/1/2006   4/1/2006    3/1/2036    2,802.19   4/1/2006
6410514357   Primary     SFR            360       360      80   5.625   4/1/2006   4/1/2006    3/1/2036    2,655.00   4/1/2006
6422475548   Primary     Condo          360       359      80   6.125   3/1/2006   3/1/2006    2/1/2036    2,854.25   3/1/2006
6426527898   Secondary   SFR            360       360   66.29    6.25   4/1/2006   4/1/2006    3/1/2036    3,632.74   4/1/2006
6430850542   Primary     SFR            360       360    79.9   5.875   4/1/2006   4/1/2006    3/1/2036    2,660.00   4/1/2006
6431906723   Primary     PUD Detach     360       359   65.83   5.875   3/1/2006   3/1/2006    2/1/2036    2,900.78   3/1/2006
6432675335   Primary     SFR            360       359    62.5       6   3/1/2006   3/1/2006    2/1/2036    5,000.00   3/1/2006
6437313700   Primary     SFR            360       360   72.99    6.75   4/1/2006   4/1/2006    3/1/2036    3,839.06   4/1/2006
6442137813   Primary     SFR            360       359   79.25   6.125   3/1/2006   3/1/2006    2/1/2036    3,995.54   3/1/2006
6450931917   Primary     SFR            360       360   78.13   6.125   4/1/2006   4/1/2006    3/1/2036    5,104.17   4/1/2006
6451676123   Primary     Condo          360       360   64.71    5.75   4/1/2006   4/1/2006    3/1/2036    2,635.42   4/1/2006
6459306350   Primary     PUD Detach     360       360      80    6.25   4/1/2006   4/1/2006    3/1/2036    2,812.50   4/1/2006
6464048930   Primary     SFR            360       360      80       6   4/1/2006   4/1/2006    3/1/2036    3,140.00   4/1/2006
6464201331   Primary     SFR            360       359   59.52   6.375   3/1/2006   3/1/2006    2/1/2036    3,089.38   3/1/2006
6465753215   Primary     PUD Detach     360       360    65.9       6   4/1/2006   4/1/2006    3/1/2036    3,951.04   4/1/2006
6470171973   Primary     SFR            360       360      70    6.25   4/1/2006   4/1/2006    3/1/2036    2,916.67   4/1/2006
6470270171   Primary     SFR            360       359      80     6.5   3/1/2006   4/1/2006    2/1/2036    2,876.96   3/1/2006
6473340666   Primary     PUD Detach     360       359   64.52    6.25   3/1/2006   3/1/2006    2/1/2036    5,208.33   3/1/2006
6481605399   Primary     Condo          360       360      80    6.25   4/1/2006   4/1/2006    3/1/2036    2,708.33   4/1/2006
6484041337   Primary     PUD Detach     360       360      80    6.25   4/1/2006   4/1/2006    3/1/2036    4,500.00   4/1/2006
6487067198   Primary     SFR            360       359   78.96   5.875   3/1/2006   4/1/2006    2/1/2036    5,548.63   3/1/2006
6492773558   Primary     SFR            360       360    77.8    6.25   4/1/2006   4/1/2006    3/1/2036    4,052.08   4/1/2006
6497661683   Primary     SFR            360       359   67.21     5.5   3/1/2006   3/1/2006    2/1/2036    2,291.67   3/1/2006
6515685623   Primary     PUD Detach     360       360      80     5.5   4/1/2006   4/1/2006    3/1/2036    2,383.33   4/1/2006
6517245566   Primary     2-Family       360       360      75   6.125   4/1/2006   4/1/2006    3/1/2036    3,253.91   4/1/2006
6520368736   Primary     PUD Detach     360       360      75   5.875   4/1/2006   4/1/2006    3/1/2036    3,750.82   4/1/2006
6522895629   Primary     PUD Detach     360       360   70.18   5.875   4/1/2006   4/1/2006    3/1/2036    3,779.58   4/1/2006
6530815080   Primary     SFR            360       360   52.68   6.125   4/1/2006   4/1/2006    3/1/2036    6,722.19   4/1/2006
6539898327   Primary     SFR            360       360   73.53   6.125   4/1/2006   4/1/2006    3/1/2036    6,380.21   4/1/2006
6543543703   Secondary   SFR            360       360      50   5.625   4/1/2006   4/1/2006    3/1/2036    2,109.38   4/1/2006
6544393371   Primary     PUD Detach     360       360   74.07       6   4/1/2006   4/1/2006    3/1/2036    5,000.00   4/1/2006
6546008571   Primary     SFR            360       360   74.47    6.25   4/1/2006   4/1/2006    3/1/2036    2,947.92   4/1/2006
6548305686   Primary     SFR            360       360   73.73    6.75   4/1/2006   4/1/2006    3/1/2036    2,944.69   4/1/2006
6551484600   Primary     Condo          360       360   57.35    6.25   4/1/2006   4/1/2006    3/1/2036    4,166.67   4/1/2006
6551745521   Primary     SFR            360       360   75.63   6.125   4/1/2006   4/1/2006    3/1/2036    3,532.08   4/1/2006
6554763182   Primary     SFR            360       360   67.81   6.125   4/1/2006   4/1/2006    3/1/2036    5,538.02   4/1/2006
6559305450   Primary     SFR            360       359   77.78   5.875   3/1/2006   3/1/2006    2/1/2036    2,570.31   3/1/2006
6579904654   Primary     PUD Detach     360       359    61.7    6.25   3/1/2006   3/1/2006    2/1/2036    3,515.62   3/1/2006
6580139134   Primary     SFR            360       359   71.22    6.25   3/1/2006   3/1/2006    2/1/2036    7,604.17   3/1/2006
6593137869   Primary     Condo          360       359      80       6   3/1/2006   4/1/2006    2/1/2036    2,700.00   3/1/2006
6597256806   Primary     SFR            360       360      80    5.75   4/1/2006   4/1/2006    3/1/2036    2,041.25   4/1/2006
6599194294   Primary     PUD Detach     360       360   69.81       6   4/1/2006   4/1/2006    3/1/2036    2,312.50   4/1/2006
6606587001   Primary     SFR            360       360   71.38   5.875   4/1/2006   4/1/2006    3/1/2036    2,795.52   4/1/2006
6611036846   Primary     SFR            360       360      80   6.375   4/1/2006   4/1/2006    3/1/2036    3,822.88   4/1/2006
6611047306   Primary     PUD Detach     360       360      70   5.875   4/1/2006   4/1/2006    3/1/2036    3,658.11   4/1/2006
6614505375   Primary     SFR            360       360   56.23   6.375   4/1/2006   4/1/2006    3/1/2036    2,503.25   4/1/2006
6617346462   Primary     SFR            360       360   59.47   5.875   4/1/2006   4/1/2006    3/1/2036    2,638.26   4/1/2006
6617537201   Secondary   SFR            360       360   78.86     6.5   4/1/2006   4/1/2006    3/1/2036    2,990.00   4/1/2006
6621809752   Primary     SFR            360       359   54.64    5.75   3/1/2006   3/1/2006    2/1/2036    4,791.64   3/1/2006
6621879524   Primary     PUD Detach     360       360   71.36   6.125   4/1/2006   4/1/2006    3/1/2036    4,006.77   4/1/2006
6623885883   Primary     SFR            360       359   79.75   6.125   3/1/2006   3/1/2006    2/1/2036    3,317.71   3/1/2006
6625553711   Primary     SFR            360       360   67.09       6   4/1/2006   4/1/2006    3/1/2036    2,650.00   4/1/2006
6639744074   Secondary   Condo          360       359      40     6.5   3/1/2006   3/1/2006    2/1/2036    2,708.33   3/1/2006
6642417197   Primary     PUD Detach     360       359      60   6.125   3/1/2006   3/1/2006    2/1/2036    7,656.25   3/1/2006
6657108095   Primary     SFR            360       360   30.63       6   4/1/2006   4/1/2006    3/1/2036    2,450.00   4/1/2006
6662170288   Primary     SFR            360       360   43.48   6.375   4/1/2006   4/1/2006    3/1/2036    5,312.50   4/1/2006
6676831396   Primary     PUD Detach     360       359      80   6.125   3/1/2006   3/1/2006    2/1/2036    3,021.67   3/1/2006
6682474371   Primary     PUD Detach     360       359   64.95       6   3/1/2006   3/1/2006    2/1/2036    2,150.00   3/1/2006
6690355216   Primary     SFR            360       360   74.09       6   4/1/2006   4/1/2006    3/1/2036    4,886.34   4/1/2006
6693404383   Primary     SFR            360       360   55.32     6.5   4/1/2006   4/1/2006    3/1/2036    7,041.67   4/1/2006
6695234739   Secondary   SFR            360       359   77.75    6.25   3/1/2006   4/1/2006    2/1/2036    3,640.62   3/1/2006
6697357652   Primary     PUD Detach     360       360   46.25    5.75   4/1/2006   4/1/2006    3/1/2036    2,659.38   4/1/2006
6701061639   Primary     SFR            360       360   69.82    6.25   4/1/2006   4/1/2006    3/1/2036    5,182.29   4/1/2006
6704250361   Primary     PUD Detach     360       359   79.97   6.125   3/1/2006   3/1/2006    2/1/2036    3,022.23   3/1/2006
6708742363   Primary     Condo          360       360      75   5.625   4/1/2006   4/1/2006    3/1/2036    4,394.53   4/1/2006
6714571061   Primary     PUD Detach     360       359   74.72    5.75   3/1/2006   4/1/2006    2/1/2036    3,185.91   3/1/2006
6715059306   Primary     SFR            360       360   78.62   6.375   4/1/2006   4/1/2006    3/1/2036    3,453.13   4/1/2006
6715294903   Primary     Condo          360       359      80     6.5   3/1/2006   3/1/2006    2/1/2036    2,600.00   3/1/2006
6720098158   Primary     Condo          360       359      80   5.875   3/1/2006   3/1/2006    2/1/2036    2,388.77   3/1/2006
6720844528   Primary     PUD Detach     360       359      80   6.125   3/1/2006   3/1/2006    2/1/2036    3,552.50   3/1/2006
6722155899   Primary     SFR            360       360   59.81    5.75   4/1/2006   4/1/2006    3/1/2036    3,066.67   4/1/2006
6725894528   Primary     SFR            360       359    60.5   5.875   3/1/2006   3/1/2006    2/1/2036    3,025.62   3/1/2006
6731714579   Primary     PUD Detach     360       359   51.37    6.25   3/1/2006   3/1/2006    2/1/2036    2,447.92   3/1/2006
6744901957   Primary     SFR            360       359   57.78   6.125   3/1/2006   3/1/2006    2/1/2036    3,981.25   3/1/2006
6769984680   Primary     SFR            360       359   79.56       6   3/1/2006   3/1/2006    2/1/2036    3,250.00   3/1/2006
6778916996   Primary     SFR            360       360      80   5.875   4/1/2006   4/1/2006    3/1/2036    4,355.33   4/1/2006
6798183494   Secondary   PUD Detach     360       360   65.15   6.375   4/1/2006   4/1/2006    3/1/2036    5,312.50   4/1/2006
6805879381   Secondary   Condo          360       360   79.84   5.625   4/1/2006   4/1/2006    3/1/2036    2,414.06   4/1/2006
6812801048   Primary     PUD Detach     360       360      80   5.875   4/1/2006   4/1/2006    3/1/2036    2,968.83   4/1/2006
6816688904   Primary     SFR            360       359      80   6.375   3/1/2006   3/1/2006    2/1/2036    2,711.50   3/1/2006
6821347074   Primary     SFR            360       359    74.4   6.125   3/1/2006   3/1/2006    2/1/2036    2,373.44   3/1/2006
6826177633   Primary     SFR            360       360   79.89   6.125   4/1/2006   4/1/2006    3/1/2036    2,273.91   4/1/2006
6826769181   Primary     SFR            360       359      80    6.25   3/1/2006   4/1/2006    2/1/2036    2,499.48   3/1/2006
6837789897   Primary     PUD Detach     360       360   60.97       6   4/1/2006   4/1/2006    3/1/2036    3,195.00   4/1/2006
6837997896   Primary     PUD Detach     360       360      80    5.75   4/1/2006   4/1/2006    3/1/2036    4,460.25   4/1/2006
6840204140   Primary     SFR            360       359      80   5.875   3/1/2006   3/1/2006    2/1/2036    3,191.89   3/1/2006
6843375863   Primary     PUD Detach     360       359      80   5.875   3/1/2006   3/1/2006    2/1/2036    2,878.75   3/1/2006
6844503364   Primary     PUD Detach     360       360    49.5   5.875   4/1/2006   4/1/2006    3/1/2036    6,300.94   4/1/2006
6861027065   Primary     SFR            360       359      80   6.125   3/1/2006   3/1/2006    2/1/2036    2,205.00   3/1/2006
6865296831   Primary     SFR            360       360      80   5.875   4/1/2006   4/1/2006    3/1/2036    2,232.50   4/1/2006
6875992460   Primary     SFR            360       360   76.02   6.125   4/1/2006   4/1/2006    3/1/2036    3,317.71   4/1/2006
6892813848   Primary     Condo          360       360      70    5.75   4/1/2006   4/1/2006    3/1/2036    2,830.92   4/1/2006
6892893766   Primary     SFR            360       360      80     5.5   4/1/2006   4/1/2006    3/1/2036    2,770.25   4/1/2006
6894661211   Primary     SFR            360       360      80    5.75   4/1/2006   4/1/2006    3/1/2036    2,683.33   4/1/2006
6899159633   Primary     PUD Detach     360       359      80       6   3/1/2006   3/1/2006    2/1/2036    2,118.00   3/1/2006
6904627954   Primary     SFR            360       360      80   6.625   4/1/2006   4/1/2006    3/1/2036    3,467.08   4/1/2006
6905917743   Secondary   Condo          360       360    71.5   6.125   4/1/2006   4/1/2006    3/1/2036    3,572.92   4/1/2006
6917699222   Primary     Condo          360       359      80   5.875   3/1/2006   4/1/2006    2/1/2036    2,937.01   3/1/2006
6925811298   Primary     SFR            360       360   39.89    6.25   4/1/2006   4/1/2006    3/1/2036    3,843.75   4/1/2006
6927763059   Secondary   Condo          360       360   79.97     6.5   4/1/2006   4/1/2006    3/1/2036    2,524.17   4/1/2006
6927926086   Primary     SFR            360       360      80       6   4/1/2006   4/1/2006    3/1/2036    3,030.00   4/1/2006
6935189339   Primary     SFR            360       360   66.67   6.375   4/1/2006   4/1/2006    3/1/2036    4,515.63   4/1/2006
6947674294   Primary     SFR            360       360      80    6.25   4/1/2006   4/1/2006    3/1/2036    2,270.83   4/1/2006
6947903297   Primary     SFR            360       359   67.38   5.875   3/1/2006   3/1/2006    2/1/2036    3,084.37   3/1/2006
6952844972   Primary     SFR            360       360      80   5.875   4/1/2006   4/1/2006    3/1/2036    3,329.17   4/1/2006
6953151294   Primary     PUD Detach     360       360   68.02    5.75   4/1/2006   4/1/2006    3/1/2036    3,128.96   4/1/2006
6953673156   Primary     Condo          360       359   77.39       6   3/1/2006   4/1/2006    2/1/2036    2,475.50   3/1/2006
6953798839   Primary     SFR            360       359   56.41   6.125   3/1/2006   3/1/2006    2/1/2036    5,614.58   3/1/2006
6955659054   Primary     Condo          360       360      80   6.125   4/1/2006   4/1/2006    3/1/2036    2,692.96   4/1/2006
6960017173   Primary     SFR            360       360   62.59    6.25   4/1/2006   4/1/2006    3/1/2036    2,395.83   4/1/2006
6961077440   Primary     SFR            360       359   68.04    6.25   3/1/2006   4/1/2006    2/1/2036    4,252.60   3/1/2006
6962191059   Primary     SFR            360       360   55.62   5.875   4/1/2006   4/1/2006    3/1/2036    2,447.92   4/1/2006
6969018917   Primary     SFR            360       360      80   5.875   4/1/2006   4/1/2006    3/1/2036    2,408.75   4/1/2006
6969019113   Secondary   SFR            360       360   64.44    5.75   4/1/2006   4/1/2006    3/1/2036    3,473.96   4/1/2006
6969797650   Primary     Condo          360       360   60.36   6.125   4/1/2006   4/1/2006    3/1/2036    2,618.95   4/1/2006
6972313917   Primary     PUD Detach     360       360      80   5.875   4/1/2006   4/1/2006    3/1/2036    3,583.75   4/1/2006
6977631891   Primary     PUD Detach     360       360      80   6.125   4/1/2006   4/1/2006    3/1/2036    2,652.13   4/1/2006
6988145345   Primary     SFR            360       360    69.7       6   4/1/2006   4/1/2006    3/1/2036    2,875.00   4/1/2006
6989283590   Primary     SFR            360       360   79.75   6.375   4/1/2006   4/1/2006    3/1/2036    3,453.13   4/1/2006
6989924474   Primary     SFR            360       360   77.52    6.25   4/1/2006   4/1/2006    3/1/2036    5,208.33   4/1/2006
6990790039   Primary     SFR            360       360   43.53   6.375   4/1/2006   4/1/2006    3/1/2036    6,243.87   4/1/2006
6998741869   Primary     SFR            360       360      80       6   4/1/2006   4/1/2006    3/1/2036    2,959.96   4/1/2006

LOANID       OBAL           COBAL          PURPOSE    DOC             OAPPVAL        FRTRDATE   CEILING   FLOOR   CAPINT   MARGIN

6023029272   2,255,000.00   2,255,000.00   R/T Refi   Standard        2,900,000.00   2/1/2016      11.5    2.25        2     2.25
6064337402     750,000.00     750,000.00   C/O Refi   Stated Income   1,355,000.00   3/1/2016    11.375    2.25        2     2.25
6072982025     452,000.00     452,000.00   Purchase   Standard          565,000.00   3/1/2016     11.25    2.25        2     2.25
6111770639     736,000.00     736,000.00   R/T Refi   Stated Income     980,000.00   2/1/2016    11.375    2.25        2     2.25
6133684354     475,000.00     475,000.00   R/T Refi   Stated Income     900,000.00   3/1/2016     11.25    2.25        2     2.25
6156327568     476,000.00     476,000.00   C/O Refi   Stated Income     595,000.00   2/1/2016    11.125    2.25        2     2.25
6173968634     645,000.00     645,000.00   R/T Refi   Stated Income     860,000.00   2/1/2016     11.25    2.25        2     2.25
6184357280     993,000.00     993,000.00   R/T Refi   Stated Income   1,700,000.00   2/1/2016     10.75    2.25        2     2.25
6194476807     550,000.00     550,000.00   C/O Refi   Stated Income     890,000.00   2/1/2016    10.875    2.25        2     2.25
6216459625     531,000.00     531,000.00   Purchase   Stated Income     725,000.00   2/1/2016      11.5    2.25        2     2.25
6218585203     500,000.00     500,000.00   C/O Refi   Stated Income     650,000.00   3/1/2016    11.125    2.25        2     2.25
6232462439     655,000.00     655,000.00   R/T Refi   Stated Income     950,000.00   2/1/2016    10.375    2.25        2     2.25
6252094658     816,000.00     816,000.00   Purchase   Standard        1,020,000.00   3/1/2016    10.375    2.25        2     2.25
6259093091     462,000.00     462,000.00   Purchase   Stated Income     675,000.00   2/1/2016     10.75    2.25        2     2.25
6266170536     492,000.00     492,000.00   Purchase   Stated Income     750,000.00   2/1/2016    10.875    2.25        2     2.25
6274100764     640,000.00     640,000.00   R/T Refi   Stated Income     965,000.00   3/1/2016    11.375    2.25        2     2.25
6314410405     750,000.00     750,000.00   Purchase   Standard          955,000.00   2/1/2016    11.625    2.25        2     2.25
6315352275     825,000.00     825,000.00   Purchase   Stated Income   1,100,000.00   2/1/2016        11    2.25        2     2.25
6329015025     516,685.00     516,685.00   Purchase   Stated Income     820,000.00   3/1/2016    11.125    2.25        2     2.25
6342822936     500,000.00     500,000.00   C/O Refi   Standard          680,000.00   2/1/2016    11.375    2.25        2     2.25
6353692913     444,000.00     444,000.00   C/O Refi   Stated Income     555,000.00   2/1/2016     11.25    2.25        2     2.25
6395214403     428,000.00     428,000.00   Purchase   Standard          535,000.00   3/1/2016      11.5    2.25        2     2.25
6417568562     493,350.00     493,350.00   Purchase   Stated Income     620,000.00   3/1/2016    10.875    2.25        2     2.25
6433573653     511,200.00     511,200.00   R/T Refi   Standard          640,000.00   3/1/2016     11.25    2.25        2     2.25
6442020258     900,000.00     900,000.00   R/T Refi   Stated Income   1,250,000.00   2/1/2016        11    2.25        2     2.25
6455297215     520,000.00     520,000.00   Purchase   Standard          650,000.00   3/1/2016        11    2.25        2     2.25
6504323285     586,250.00     586,250.00   Purchase   Stated Income     837,500.00   3/1/2016    10.875    2.25        2     2.25
6513104098     875,000.00     875,000.00   Purchase   Stated Income   1,275,000.00   2/1/2016    11.125    2.25        2     2.25
6515447164   1,068,000.00   1,068,000.00   R/T Refi   Stated Income   1,530,000.00   3/1/2016    11.375    2.25        2     2.25
6523934690     670,000.00     670,000.00   Purchase   Stated Income   1,090,000.00   3/1/2016    10.875    2.25        2     2.25
6532152987   1,035,000.00   1,034,500.00   R/T Refi   Standard        1,800,000.00   1/1/2016    11.375    2.25        2     2.25
6594292457     528,750.00     528,750.00   Purchase   Stated Income     705,000.00   3/1/2016     10.75    2.25        2     2.25
6597698171     609,000.00     609,000.00   R/T Refi   Stated Income     870,000.00   2/1/2016    10.875    2.25        2     2.25
6607400824     550,000.00     550,000.00   C/O Refi   Stated Income   1,600,000.00   2/1/2016    11.625    2.25        2     2.25
6642045410     457,000.00     457,000.00   C/O Refi   Stated Income     665,000.00   2/1/2016    10.875    2.25        2     2.25
6662394193     600,000.00     600,000.00   C/O Refi   Stated Income     935,000.00   3/1/2016    11.625    2.25        2     2.25
6682681447     464,000.00     464,000.00   C/O Refi   Stated Income     580,000.00   3/1/2016      11.5    2.25        2     2.25
6720678033     560,040.00     560,040.00   C/O Refi   Stated Income   1,150,000.00   2/1/2016    11.125    2.25        2     2.25
6728840437     700,000.00     700,000.00   C/O Refi   Stated Income   1,325,000.00   3/1/2016        11    2.25        2     2.25
6736706836     591,200.00     591,200.00   Purchase   Standard          739,000.00   2/1/2016    10.875    2.25        2     2.25
6749647621     427,200.00     427,200.00   Purchase   Standard          575,000.00   2/1/2016     11.25    2.25        2     2.25
6760928199     650,000.00     650,000.00   C/O Refi   Stated Income     990,000.00   2/1/2016     10.75    2.25        2     2.25
6796417688     439,920.00     439,920.00   Purchase   Standard          560,000.00  11/1/2015     10.75    2.25        2     2.25
6813954069     430,000.00     430,000.00   C/O Refi   Stated Income     745,000.00   3/1/2016    11.125    2.25        2     2.25
6826224302   3,000,000.00   3,000,000.00   Purchase   Standard        3,800,000.00   2/1/2016        11    2.25        2     2.25
6876324564     740,000.00     740,000.00   Purchase   Standard          925,000.00   3/1/2016     10.75    2.25        2     2.25
6877159183   1,126,000.00   1,126,000.00   R/T Refi   Stated Income   1,600,000.00   2/1/2016    11.375    2.25        2     2.25
6895676044     672,000.00     672,000.00   R/T Refi   Stated Income     840,000.00   2/1/2016        11    2.25        2     2.25
6943658820     484,510.00     484,510.00   Purchase   Stated Income     766,000.00   3/1/2016    11.125    2.25        2     2.25
6951332839   1,172,500.00   1,172,500.00   Purchase   Stated Income   1,675,000.00   2/1/2016    11.625    2.25        2     2.25
6988122070     419,000.00     419,000.00   C/O Refi   Stated Income     550,000.00   3/1/2016    11.125    2.25        2     2.25
6995975403     760,000.00     760,000.00   Purchase   Stated Income   1,000,000.00   2/1/2016    11.375    2.25        2     2.25
6004080294     945,000.00     945,000.00   Purchase   Rapid           1,350,000.00   3/1/2016     10.75    2.25        2     2.25
6005002941     650,000.00     650,000.00   Purchase   Rapid             880,000.00   3/1/2016     10.75    2.25        2     2.25
6007022434     500,000.00     500,000.00   Purchase   Standard          625,000.00   2/1/2016      11.5    2.25        2     2.25
6015481911     796,000.00     796,000.00   Purchase   Rapid           1,005,000.00   3/1/2016        11    2.25        2     2.25
6015571976     800,000.00     800,000.00   C/O Refi   Reduced         1,400,000.00   2/1/2016     11.25    2.25        2     2.25
6017523629   1,210,000.00   1,210,000.00   R/T Refi   Rapid           2,150,000.00   3/1/2016    10.875    2.25        2     2.25
6023874941     668,500.00     668,500.00   R/T Refi   Standard          970,000.00   2/1/2016    11.125    2.25        2     2.25
6030088469     832,000.00     832,000.00   R/T Refi   Rapid           1,050,000.00   3/1/2016    11.125    2.25        2     2.25
6030953001     424,000.00     424,000.00   Purchase   Reduced           550,000.00   2/1/2016      11.5    2.25        2     2.25
6031460683     560,000.00     560,000.00   R/T Refi   Standard          700,000.00   3/1/2016     11.25    2.25        2     2.25
6035774824     505,500.00     505,500.00   C/O Refi   Rapid           1,200,000.00   3/1/2016    11.125    2.25        2     2.25
6035807178     524,900.00     524,900.00   Purchase   Rapid             657,000.00   2/1/2016     11.25    2.25        2     2.25
6039598534     844,000.00     844,000.00   Purchase   Rapid           1,075,000.00   2/1/2016    10.875    2.25        2     2.25
6046671225     840,000.00     840,000.00   Purchase   Standard        1,050,000.00   3/1/2016        11    2.25        2     2.25
6047612384     559,200.00     559,200.00   Purchase   Reduced           710,000.00   2/1/2016    10.875    2.25        2     2.25
6054717902     418,000.00     418,000.00   C/O Refi   Standard          545,000.00   2/1/2016    11.375    2.25        2     2.25
6059628633     836,000.00     835,147.66   R/T Refi   Rapid           1,050,000.00   2/1/2016    10.875    2.25        2     2.25
6064391979     650,000.00     650,000.00   C/O Refi   Rapid             985,000.00   2/1/2016    11.375    2.25        2     2.25
6073522580     564,000.00     564,000.00   Purchase   Rapid             705,000.00   3/1/2016    11.125    2.25        2     2.25
6081515816     625,000.00     625,000.00   C/O Refi   Standard          840,000.00   3/1/2016    11.125    2.25        2     2.25
6090213577     524,650.00     524,650.00   Purchase   Rapid             670,000.00   3/1/2016     11.25    2.25        2     2.25
6105354929     650,000.00     650,000.00   C/O Refi   Standard        1,400,000.00   2/1/2016    11.375    2.25        2     2.25
6108825677     500,000.00     500,000.00   C/O Refi   Standard          770,000.00   2/1/2016        11    2.25        2     2.25
6113522533     568,000.00     568,000.00   C/O Refi   Rapid             750,000.00   2/1/2016    11.125    2.25        2     2.25
6114574822     471,374.40     471,374.40   Purchase   Reduced           600,000.00   3/1/2016    11.125    2.25        2     2.25
6120362097     800,000.00     800,000.00   R/T Refi   Rapid           1,000,000.00   3/1/2016    10.875    2.25        2     2.25
6120933079     562,500.00     562,500.00   C/O Refi   Rapid             885,000.00   3/1/2016    11.125    2.25        2     2.25
6121654575     624,000.00     624,000.00   Purchase   Rapid             780,000.00   3/1/2016     11.25    2.25        2     2.25
6124981553     568,000.00     568,000.00   R/T Refi   Rapid             710,000.00   2/1/2016     11.25    2.25        2     2.25
6133866001     800,000.00     800,000.00   R/T Refi   Rapid           1,330,300.00   2/1/2016    11.125    2.25        2     2.25
6138003139     560,000.00     560,000.00   C/O Refi   Standard          806,000.00   3/1/2016     11.25    2.25        2     2.25
6146655003     484,800.00     484,800.00   C/O Refi   Rapid             606,000.00   3/1/2016      11.5    2.25        2     2.25
6147530577     650,000.00     650,000.00   Purchase   Standard          946,000.00   2/1/2016    12.375    2.25        2     2.25
6151697056     670,000.00     670,000.00   Purchase   SISA              840,000.00   2/1/2016     11.25    2.25        2     2.25
6152654759     455,200.00     455,200.00   R/T Refi   Rapid             570,000.00   2/1/2016     11.25    2.25        2     2.25
6156284025     600,000.00     600,000.00   Purchase   SISA              760,000.00   3/1/2016     11.25    2.25        2     2.25
6158513330     521,000.00     521,000.00   C/O Refi   Rapid             670,000.00   2/1/2016    10.875    2.25        2     2.25
6160956840     468,500.00     468,500.00   C/O Refi   Standard          765,000.00   3/1/2016     11.25    2.25        2     2.25
6169751424   1,000,000.00   1,000,000.00   Purchase   SISA            1,350,000.00   3/1/2016      11.5    2.25        2     2.25
6193538078   1,189,500.00   1,189,500.00   R/T Refi   Rapid           2,500,000.00   3/1/2016    10.875    2.25        2     2.25
6195075137     725,000.00     725,000.00   Purchase   Rapid             950,000.00   3/1/2016        11    2.25        2     2.25
6199233369     505,000.00     505,000.00   C/O Refi   Standard          800,000.00   3/1/2016    11.375    2.25        2     2.25
6204911165     560,000.00     560,000.00   Purchase   Rapid             700,000.00   3/1/2016    11.125    2.25        2     2.25
6208238912     484,000.00     484,000.00   Purchase   Rapid             665,000.00   3/1/2016     11.25    2.25        2     2.25
6215685717   1,000,000.00   1,000,000.00   Purchase   Standard        1,475,000.00   3/1/2016    11.375    2.25        2     2.25
6225419685     609,088.00     609,088.00   Purchase   Reduced           765,000.00   3/1/2016    10.375    2.25        2     2.25
6228937212     480,000.00     480,000.00   R/T Refi   Rapid             990,000.00   2/1/2016        11    2.25        2     2.25
6245354391     655,500.00     655,500.00   Purchase   Rapid             856,000.00   3/1/2016     11.25    2.25        2     2.25
6247058073     800,000.00     800,000.00   Purchase   Standard        1,000,000.00   3/1/2016     11.25    2.25        2     2.25
6253221953     480,000.00     480,000.00   R/T Refi   Rapid             600,000.00   2/1/2016    10.875    2.25        2     2.25
6261376351     537,000.00     537,000.00   Purchase   Rapid             826,000.00   3/1/2016     11.25    2.25        2     2.25
6263195411     575,260.00     575,260.00   Purchase   Rapid             721,000.00   3/1/2016    10.625    2.25        2     2.25
6263449669     495,000.00     495,000.00   C/O Refi   Standard          660,000.00   3/1/2016    10.875    2.25        2     2.25
6266992558     444,000.00     444,000.00   C/O Refi   Rapid             555,000.00   3/1/2016     10.75    2.25        2     2.25
6273102316     460,000.00     460,000.00   C/O Refi   Rapid             775,000.00   3/1/2016    10.875    2.25        2     2.25
6275360896     586,800.00     586,800.00   Purchase   Standard          735,500.00   2/1/2016     11.25    2.25        2     2.25
6278033953     502,720.00     502,720.00   Purchase   Reduced           637,000.00   2/1/2016    10.875    2.25        2     2.25
6278376527     693,750.00     693,750.00   Purchase   SISA              959,000.00   3/1/2016        11    2.25        2     2.25
6279157900   1,025,000.00   1,025,000.00   C/O Refi   Rapid           1,740,000.00   3/1/2016        11    2.25        2     2.25
6279362716     512,000.00     512,000.00   C/O Refi   Rapid             640,000.00   3/1/2016        11    2.25        2     2.25
6283947890     750,000.00     750,000.00   C/O Refi   Standard        1,075,000.00   3/1/2016    11.375    2.25        2     2.25
6285273972   1,064,000.00   1,064,000.00   C/O Refi   Standard        1,520,000.00   2/1/2016    11.125    2.25        2     2.25
6285398498     500,000.00     500,000.00   Purchase   Standard          630,000.00   2/1/2016    11.375    2.25        2     2.25
6291928171     850,000.00     850,000.00   C/O Refi   Standard        1,350,000.00   2/1/2016     11.25    2.25        2     2.25
6293531775     576,000.00     576,000.00   R/T Refi   Rapid             720,000.00   3/1/2016    10.875    2.25        2     2.25
6296351403     686,250.00     686,250.00   C/O Refi   Standard          915,000.00   2/1/2016     11.25    2.25        2     2.25
6296843474     470,000.00     470,000.00   Purchase   Standard          682,000.00   2/1/2016    10.375    2.25        2     2.25
6309026844     520,568.00     520,568.00   Purchase   Rapid             745,000.00   3/1/2016    10.875    2.25        2     2.25
6311038175     510,000.00     510,000.00   Purchase   Standard          710,000.00   3/1/2016    10.625    2.25        2     2.25
6311571977     965,000.00     965,000.00   R/T Refi   Rapid           1,425,000.00   2/1/2016        11    2.25        2     2.25
6314262954     750,000.00     750,000.00   R/T Refi   Standard        1,000,000.00   3/1/2016        11    2.25        2     2.25
6316371712     954,500.00     954,500.00   C/O Refi   Rapid           1,663,000.00   3/1/2016    11.125    2.25        2     2.25
6316452082     700,000.00     700,000.00   Purchase   Rapid             985,000.00   3/1/2016     10.75    2.25        2     2.25
6321172485     560,000.00     560,000.00   C/O Refi   Rapid             775,000.00   3/1/2016        11    2.25        2     2.25
6334636161     544,000.00     544,000.00   R/T Refi   SISA              680,000.00   2/1/2016     10.75    2.25        2     2.25
6335135502     636,000.00     636,000.00   Purchase   Reduced           795,000.00   3/1/2016     10.75    2.25        2     2.25
6335829302     516,000.00     516,000.00   Purchase   Reduced           645,000.00   3/1/2016     11.25    2.25        2     2.25
6339507250     550,000.00     550,000.00   C/O Refi   Standard        1,340,000.00   3/1/2016    11.375    2.25        2     2.25
6341661095   1,275,000.00   1,275,000.00   R/T Refi   Rapid           1,900,000.00   3/1/2016    11.125    2.25        2     2.25
6344810376     470,000.00     470,000.00   C/O Refi   Standard          675,000.00   3/1/2016     11.25    2.25        2     2.25
6349316551     550,000.00     550,000.00   C/O Refi   Rapid           1,200,000.00   2/1/2016    10.625    2.25        2     2.25
6350363005     433,600.00     433,600.00   C/O Refi   Reduced           550,000.00   3/1/2016        11    2.25        2     2.25
6355379279     532,000.00     532,000.00   Purchase   Rapid             665,000.00   3/1/2016    11.125    2.25        2     2.25
6364102365   1,000,000.00   1,000,000.00   C/O Refi   Reduced         1,280,000.00   3/1/2016        11    2.25        2     2.25
6368676414     436,000.00     436,000.00   R/T Refi   Reduced           550,000.00   3/1/2016    11.125    2.25        2     2.25
6370544071     474,725.00     474,725.00   Purchase   Standard          600,000.00   3/1/2016    11.125    2.25        2     2.25
6375314082     520,000.00     520,000.00   Purchase   SISA              650,000.00   2/1/2016    10.875    2.25        2     2.25
6376572530     424,000.00     424,000.00   Purchase   Rapid             530,000.00   3/1/2016    10.875    2.25        2     2.25
6377444846     991,100.00     991,100.00   R/T Refi   Standard        1,350,000.00   3/1/2016    11.375    2.25        2     2.25
6381084307   1,000,000.00   1,000,000.00   Purchase   Rapid           1,590,000.00   2/1/2016    10.875    2.25        2     2.25
6391351399     458,500.00     458,500.00   R/T Refi   Rapid             655,000.00   3/1/2016        11    2.25        2     2.25
6394769845     440,000.00     440,000.00   C/O Refi   Standard          570,000.00   3/1/2016    11.125    2.25        2     2.25
6394849704     500,000.00     500,000.00   R/T Refi   Standard        1,075,000.00   3/1/2016     10.25    2.25        2     2.25
6396669852     788,000.00     788,000.00   Purchase   SISA              995,000.00   3/1/2016    10.875    2.25        2     2.25
6405941037     485,200.00     485,200.00   Purchase   Reduced           608,000.00   3/1/2016    10.875    2.25        2     2.25
6407619573     549,000.00     549,000.00   C/O Refi   Rapid             765,000.00   3/1/2016    11.125    2.25        2     2.25
6410514357     566,400.00     566,400.00   Purchase   Standard          742,000.00   3/1/2016    10.625    2.25        2     2.25
6422475548     559,200.00     559,200.00   Purchase   Rapid             710,000.00   2/1/2016    11.125    2.25        2     2.25
6426527898     590,000.00     590,000.00   Purchase   Rapid             905,000.00   3/1/2016     11.25    2.25        2     2.25
6430850542     543,320.00     543,320.00   Purchase   Reduced           680,000.00   3/1/2016    10.875    2.25        2     2.25
6431906723     592,500.00     592,500.00   C/O Refi   Rapid             900,000.00   2/1/2016    10.875    2.25        2     2.25
6432675335   1,000,000.00   1,000,000.00   C/O Refi   Rapid           1,600,000.00   2/1/2016        11    2.25        2     2.25
6437313700     682,500.00     682,500.00   C/O Refi   Rapid             935,000.00   3/1/2016     11.75    2.25        2     2.25
6442137813     787,000.00     782,800.00   R/T Refi   Rapid             993,000.00   2/1/2016    11.125    2.25        2     2.25
6450931917   1,000,000.00   1,000,000.00   Purchase   Rapid           1,280,000.00   3/1/2016    11.125    2.25        2     2.25
6451676123     550,000.00     550,000.00   Purchase   Rapid             850,000.00   3/1/2016     10.75    2.25        2     2.25
6459306350     540,000.00     540,000.00   C/O Refi   Standard          675,000.00   3/1/2016     11.25    2.25        2     2.25
6464048930     628,000.00     628,000.00   Purchase   Rapid             800,000.00   3/1/2016        11    2.25        2     2.25
6464201331     495,196.00     494,737.35   R/T Refi   Reduced           832,000.00   2/1/2016    11.375    2.25        2     2.25
6465753215     659,000.00     659,000.00   R/T Refi   Rapid           1,000,000.00   3/1/2016        11    2.25        2     2.25
6470171973     560,000.00     560,000.00   C/O Refi   Standard          800,000.00   3/1/2016     11.25    2.25        2     2.25
6470270171     531,200.00     531,131.23   C/O Refi   Standard          664,000.00   2/1/2016      11.5    2.25        2     2.25
6473340666   1,000,000.00   1,000,000.00   R/T Refi   SISA            1,550,000.00   2/1/2016     11.25    2.25        2     2.25
6481605399     520,000.00     520,000.00   Purchase   SISA              650,000.00   3/1/2016     11.25    2.25        2     2.25
6484041337     864,000.00     864,000.00   R/T Refi   SISA            1,080,000.00   3/1/2016     11.25    2.25        2     2.25
6487067198     938,000.00     937,043.66   Purchase   Standard        1,188,000.00   2/1/2016    10.875    2.25        2     2.25
6492773558     778,000.00     778,000.00   R/T Refi   Rapid           1,000,000.00   3/1/2016     11.25    2.25        2     2.25
6497661683     500,000.00     500,000.00   Purchase   Rapid             755,000.00   2/1/2016      10.5    2.25        2     2.25
6515685623     520,000.00     520,000.00   C/O Refi   Standard          650,000.00   3/1/2016      10.5    2.25        2     2.25
6517245566     637,500.00     637,500.00   Purchase   Standard          850,000.00   3/1/2016    11.125    2.25        2     2.25
6520368736     766,125.00     766,125.00   Purchase   Rapid           1,022,000.00   3/1/2016    10.875    2.25        2     2.25
6522895629     772,000.00     772,000.00   R/T Refi   Standard        1,100,000.00   3/1/2016    10.875    2.25        2     2.25
6530815080   1,317,000.00   1,317,000.00   R/T Refi   Rapid           2,500,000.00   3/1/2016    11.125    2.25        2     2.25
6539898327   1,250,000.00   1,250,000.00   C/O Refi   Standard        1,700,000.00   3/1/2016    11.125    2.25        2     2.25
6543543703     450,000.00     450,000.00   Purchase   Rapid             911,000.00   3/1/2016    10.625    2.25        2     2.25
6544393371   1,000,000.00   1,000,000.00   Purchase   Rapid           1,360,000.00   3/1/2016        11    2.25        2     2.25
6546008571     566,000.00     566,000.00   C/O Refi   Rapid             760,000.00   3/1/2016     11.25    2.25        2     2.25
6548305686     523,500.00     523,500.00   C/O Refi   Standard          710,000.00   3/1/2016     11.75    2.25        2     2.25
6551484600     800,000.00     800,000.00   Purchase   Rapid           1,400,000.00   3/1/2016     11.25    2.25        2     2.25
6551745521     692,000.00     692,000.00   R/T Refi   Standard          915,000.00   3/1/2016    11.125    2.25        2     2.25
6554763182   1,085,000.00   1,085,000.00   R/T Refi   Standard        1,600,000.00   3/1/2016    11.125    2.25        2     2.25
6559305450     525,000.00     525,000.00   C/O Refi   Rapid             675,000.00   2/1/2016    10.875    2.25        2     2.25
6579904654     675,000.00     675,000.00   C/O Refi   Rapid           1,094,000.00   2/1/2016     11.25    2.25        2     2.25
6580139134   1,460,000.00   1,460,000.00   R/T Refi   Rapid           2,050,000.00   2/1/2016     11.25    2.25        2     2.25
6593137869     540,000.00     540,000.00   Purchase   SISA              675,000.00   2/1/2016        11    2.25        2     2.25
6597256806     426,000.00     426,000.00   Purchase   Standard          532,500.00   3/1/2016     10.75    2.25        2     2.25
6599194294     462,500.00     462,500.00   Purchase   Rapid             681,000.00   3/1/2016        11    2.25        2     2.25
6606587001     571,000.00     571,000.00   R/T Refi   Standard          800,000.00   3/1/2016    10.875    2.25        2     2.25
6611036846     719,600.00     719,600.00   Purchase   SISA              915,000.00   3/1/2016    11.375    2.25        2     2.25
6611047306     747,188.00     747,188.00   Purchase   SISA            1,075,000.00   3/1/2016    10.875    2.25        2     2.25
6614505375     471,200.00     471,200.00   C/O Refi   Reduced           838,000.00   3/1/2016    11.375    2.25        2     2.25
6617346462     446,000.00     446,000.00   C/O Refi   Rapid             750,000.00   3/1/2016    10.875    2.25        2     2.25
6617537201     552,000.00     552,000.00   R/T Refi   Reduced           700,000.00   3/1/2016      11.5    2.25        2     2.25
6621809752     999,995.00     999,995.00   Purchase   Rapid           1,875,000.00   2/1/2016     10.75    2.25        2     2.25
6621879524     785,000.00     785,000.00   C/O Refi   Rapid           1,100,000.00   3/1/2016    11.125    2.25        2     2.25
6623885883     650,000.00     650,000.00   Purchase   Reduced           815,000.00   2/1/2016    11.125    2.25        2     2.25
6625553711     530,000.00     530,000.00   C/O Refi   Rapid             790,000.00   3/1/2016        11    2.25        2     2.25
6639744074     500,000.00     500,000.00   C/O Refi   Rapid           1,250,000.00   2/1/2016      11.5    2.25        2     2.25
6642417197   1,500,000.00   1,500,000.00   C/O Refi   Standard        2,500,000.00   2/1/2016    11.125    2.25        2     2.25
6657108095     490,000.00     490,000.00   R/T Refi   Rapid           1,600,000.00   3/1/2016        11    2.25        2     2.25
6662170288   1,000,000.00   1,000,000.00   R/T Refi   Rapid           2,300,000.00   3/1/2016    11.375    2.25        2     2.25
6676831396     592,000.00     592,000.00   Purchase   Rapid             850,000.00   2/1/2016    11.125    2.25        2     2.25
6682474371     430,000.00     430,000.00   R/T Refi   Reduced           662,000.00   2/1/2016        11    2.25        2     2.25
6690355216     815,000.00     815,000.00   R/T Refi   Rapid           1,100,000.00   3/1/2016        11    2.25        2     2.25
6693404383   1,300,000.00   1,300,000.00   R/T Refi   Standard        2,350,000.00   3/1/2016      11.5    2.25        2     2.25
6695234739     699,000.00     699,000.00   Purchase   Standard          920,000.00   2/1/2016     11.25    2.25        2     2.25
6697357652     555,000.00     555,000.00   C/O Refi   Rapid           1,200,000.00   3/1/2016     10.75    2.25        2     2.25
6701061639     995,000.00     995,000.00   C/O Refi   Rapid           1,425,000.00   3/1/2016     11.25    2.25        2     2.25
6704250361     497,394.40     496,910.95   Purchase   Rapid             622,000.00   2/1/2016    11.125    2.25        2     2.25
6708742363     937,500.00     937,500.00   Purchase   Rapid           1,425,000.00   3/1/2016    10.625    2.25        2     2.25
6714571061     665,000.00     664,886.46   C/O Refi   Rapid             890,000.00   2/1/2016     10.75    2.25        2     2.25
6715059306     650,000.00     650,000.00   Purchase   SISA              847,300.00   3/1/2016    11.375    2.25        2     2.25
6715294903     480,000.00     480,000.00   C/O Refi   Standard          600,000.00   2/1/2016      11.5    2.25        2     2.25
6720098158     487,920.00     487,920.00   Purchase   Standard          626,000.00   2/1/2016    10.875    2.25        2     2.25
6720844528     696,000.00     696,000.00   Purchase   SISA              870,000.00   2/1/2016    11.125    2.25        2     2.25
6722155899     640,000.00     640,000.00   C/O Refi   Standard        1,070,000.00   3/1/2016     10.75    2.25        2     2.25
6725894528     618,000.00     618,000.00   R/T Refi   Standard        1,021,500.00   2/1/2016    10.875    2.25        2     2.25
6731714579     470,000.00     470,000.00   C/O Refi   Rapid             915,000.00   2/1/2016     11.25    2.25        2     2.25
6744901957     780,000.00     780,000.00   C/O Refi   Standard        1,350,000.00   2/1/2016    11.125    2.25        2     2.25
6769984680     650,000.00     650,000.00   Purchase   Reduced           820,000.00   2/1/2016        11    2.25        2     2.25
6778916996     889,600.00     889,600.00   Purchase   Rapid           1,125,000.00   3/1/2016    10.875    2.25        2     2.25
6798183494   1,000,000.00   1,000,000.00   Purchase   Rapid           1,535,000.00   3/1/2016    11.375    2.25        2     2.25
6805879381     515,000.00     515,000.00   Purchase   Reduced           645,000.00   3/1/2016    10.625    2.25        2     2.25
6812801048     606,400.00     606,400.00   Purchase   SISA              801,000.00   3/1/2016    10.875    2.25        2     2.25
6816688904     510,400.00     510,400.00   Purchase   SISA              638,000.00   2/1/2016    11.375    2.25        2     2.25
6821347074     465,000.00     465,000.00   Purchase   Rapid             650,000.00   2/1/2016    11.125    2.25        2     2.25
6826177633     445,500.00     445,500.00   Purchase   Standard          560,000.00   3/1/2016    11.125    2.25        2     2.25
6826769181     480,000.00     479,900.00   Purchase   Rapid           1,200,000.00   2/1/2016     11.25    2.25        2     2.25
6837789897     639,000.00     639,000.00   R/T Refi   Standard        1,048,000.00   3/1/2016        11    2.25        2     2.25
6837997896     930,834.00     930,834.00   Purchase   Rapid           1,163,750.00   3/1/2016     10.75    2.25        2     2.25
6840204140     651,960.00     651,960.00   Purchase   Standard          815,000.00   2/1/2016    10.875    2.25        2     2.25
6843375863     588,000.00     588,000.00   Purchase   Reduced           735,000.00   2/1/2016    10.875    2.25        2     2.25
6844503364   1,287,000.00   1,287,000.00   R/T Refi   SISA            2,600,000.00   3/1/2016    10.875    2.25        2     2.25
6861027065     432,000.00     432,000.00   Purchase   SISA              540,000.00   2/1/2016    11.125    2.25        2     2.25
6865296831     456,000.00     456,000.00   Purchase   Rapid             570,000.00   3/1/2016    10.875    2.25        2     2.25
6875992460     650,000.00     650,000.00   R/T Refi   Rapid             855,000.00   3/1/2016    11.125    2.25        2     2.25
6892813848     590,800.00     590,800.00   Purchase   Reduced           844,000.00   3/1/2016     10.75    2.25        2     2.25
6892893766     487,900.00     487,900.00   Purchase   Reduced           609,900.00   3/1/2016      10.5    2.25        2     2.25
6894661211     560,000.00     560,000.00   C/O Refi   Rapid             700,000.00   3/1/2016     10.75    2.25        2     2.25
6899159633     423,600.00     423,600.00   Purchase   Reduced           535,000.00   2/1/2016        11    2.25        2     2.25
6904627954     628,000.00     628,000.00   R/T Refi   Rapid             785,000.00   3/1/2016    11.625    2.25        2     2.25
6905917743     700,000.00     700,000.00   Purchase   Reduced           979,000.00   3/1/2016    11.125    2.25        2     2.25
6917699222     599,900.00     599,900.00   Purchase   Rapid             750,000.00   2/1/2016    10.875    2.25        2     2.25
6925811298     738,000.00     738,000.00   R/T Refi   Rapid           1,850,000.00   3/1/2016     11.25    2.25        2     2.25
6927763059     466,000.00     466,000.00   Purchase   Rapid             585,000.00   3/1/2016      11.5    2.25        2     2.25
6927926086     606,000.00     606,000.00   Purchase   Rapid             790,000.00   3/1/2016        11    2.25        2     2.25
6935189339     850,000.00     850,000.00   R/T Refi   Rapid           1,275,000.00   3/1/2016    11.375    2.25        2     2.25
6947674294     436,000.00     436,000.00   Purchase   Rapid             554,000.00   3/1/2016     11.25    2.25        2     2.25
6947903297     630,000.00     630,000.00   Purchase   Rapid             935,000.00   2/1/2016    10.875    2.25        2     2.25
6952844972     680,000.00     680,000.00   R/T Refi   Standard          850,000.00   3/1/2016    10.875    2.25        2     2.25
6953151294     653,000.00     653,000.00   C/O Refi   Rapid             960,000.00   3/1/2016     10.75    2.25        2     2.25
6953673156     495,300.00     495,100.00   R/T Refi   Rapid             640,000.00   2/1/2016        11    2.25        2     2.25
6953798839   1,100,000.00   1,100,000.00   Purchase   Standard        1,950,000.00   2/1/2016    11.125    2.25        2     2.25
6955659054     527,600.00     527,600.00   Purchase   Rapid             660,000.00   3/1/2016    11.125    2.25        2     2.25
6960017173     460,000.00     460,000.00   C/O Refi   Rapid             735,000.00   3/1/2016     11.25    2.25        2     2.25
6961077440     816,500.00     816,500.00   R/T Refi   Standard        1,200,000.00   2/1/2016     11.25    2.25        2     2.25
6962191059     500,000.00     500,000.00   Purchase   Reduced           899,000.00   3/1/2016    10.875    2.25        2     2.25
6969018917     492,000.00     492,000.00   Purchase   SISA              615,000.00   3/1/2016    10.875    2.25        2     2.25
6969019113     725,000.00     725,000.00   Purchase   Reduced         1,140,000.00   3/1/2016     10.75    2.25        2     2.25
6969797650     513,100.00     513,100.00   R/T Refi   Standard          850,000.00   3/1/2016    11.125    2.25        2     2.25
6972313917     732,000.00     732,000.00   Purchase   Standard          957,000.00   3/1/2016    10.875    2.25        2     2.25
6977631891     519,600.00     519,600.00   Purchase   Standard          650,000.00   3/1/2016    11.125    2.25        2     2.25
6988145345     575,000.00     575,000.00   Purchase   Reduced           850,000.00   3/1/2016        11    2.25        2     2.25
6989283590     650,000.00     650,000.00   C/O Refi   Rapid             815,000.00   3/1/2016    11.375    2.25        2     2.25
6989924474   1,000,000.00   1,000,000.00   R/T Refi   SISA            1,290,000.00   3/1/2016     11.25    2.25        2     2.25
6990790039   1,175,317.00   1,175,317.00   R/T Refi   SISA            2,700,000.00   3/1/2016    11.375    2.25        2     2.25
6998741869     591,992.00     591,992.00   Purchase   Reduced           740,000.00   3/1/2016        11    2.25        2     2.25

LOANID       INDEX         ODATE        SERVICER

6023029272   12 MO LIBOR     2/8/2006   Bank of America
6064337402   12 MO LIBOR    1/30/2006   Bank of America
6072982025   12 MO LIBOR     2/2/2006   Bank of America
6111770639   12 MO LIBOR    1/26/2006   Bank of America
6133684354   12 MO LIBOR     2/1/2006   Bank of America
6156327568   12 MO LIBOR    1/24/2006   Bank of America
6173968634   12 MO LIBOR   12/30/2005   Bank of America
6184357280   12 MO LIBOR    1/30/2006   Bank of America
6194476807   12 MO LIBOR    1/27/2006   Bank of America
6216459625   12 MO LIBOR    1/20/2006   Bank of America
6218585203   12 MO LIBOR    1/30/2006   Bank of America
6232462439   12 MO LIBOR    1/20/2006   Bank of America
6252094658   12 MO LIBOR     2/8/2006   Bank of America
6259093091   12 MO LIBOR     1/6/2006   Bank of America
6266170536   12 MO LIBOR    1/31/2006   Bank of America
6274100764   12 MO LIBOR    1/30/2006   Bank of America
6314410405   12 MO LIBOR     1/6/2006   Bank of America
6315352275   12 MO LIBOR    1/19/2006   Bank of America
6329015025   12 MO LIBOR     2/8/2006   Bank of America
6342822936   12 MO LIBOR    1/19/2006   Bank of America
6353692913   12 MO LIBOR    1/24/2006   Bank of America
6395214403   12 MO LIBOR     2/6/2006   Bank of America
6417568562   12 MO LIBOR     2/3/2006   Bank of America
6433573653   12 MO LIBOR     2/9/2006   Bank of America
6442020258   12 MO LIBOR    1/25/2006   Bank of America
6455297215   12 MO LIBOR     2/2/2006   Bank of America
6504323285   12 MO LIBOR    2/14/2006   Bank of America
6513104098   12 MO LIBOR    1/26/2006   Bank of America
6515447164   12 MO LIBOR     2/8/2006   Bank of America
6523934690   12 MO LIBOR    1/31/2006   Bank of America
6532152987   12 MO LIBOR   12/22/2005   Bank of America
6594292457   12 MO LIBOR    1/31/2006   Bank of America
6597698171   12 MO LIBOR    1/25/2006   Bank of America
6607400824   12 MO LIBOR    1/26/2006   Bank of America
6642045410   12 MO LIBOR    1/26/2006   Bank of America
6662394193   12 MO LIBOR    2/16/2006   Bank of America
6682681447   12 MO LIBOR    1/30/2006   Bank of America
6720678033   12 MO LIBOR    1/23/2006   Bank of America
6728840437   12 MO LIBOR     2/3/2006   Bank of America
6736706836   12 MO LIBOR    1/30/2006   Bank of America
6749647621   12 MO LIBOR     2/3/2006   Bank of America
6760928199   12 MO LIBOR    1/26/2006   Bank of America
6796417688   12 MO LIBOR   10/21/2005   Bank of America
6813954069   12 MO LIBOR     2/6/2006   Bank of America
6826224302   12 MO LIBOR    1/24/2006   Bank of America
6876324564   12 MO LIBOR     2/6/2006   Bank of America
6877159183   12 MO LIBOR    1/23/2006   Bank of America
6895676044   12 MO LIBOR    1/26/2006   Bank of America
6943658820   12 MO LIBOR    1/26/2006   Bank of America
6951332839   12 MO LIBOR     1/4/2006   Bank of America
6988122070   12 MO LIBOR     2/9/2006   Bank of America
6995975403   12 MO LIBOR    1/18/2006   Bank of America
6004080294   12 MO LIBOR     2/3/2006   Bank of America
6005002941   12 MO LIBOR     2/9/2006   Bank of America
6007022434   12 MO LIBOR    1/19/2006   Bank of America
6015481911   12 MO LIBOR    2/10/2006   Bank of America
6015571976   12 MO LIBOR    1/26/2006   Bank of America
6017523629   12 MO LIBOR     2/3/2006   Bank of America
6023874941   12 MO LIBOR    1/24/2006   Bank of America
6030088469   12 MO LIBOR    2/24/2006   Bank of America
6030953001   12 MO LIBOR    1/31/2006   Bank of America
6031460683   12 MO LIBOR     2/7/2006   Bank of America
6035774824   12 MO LIBOR     2/8/2006   Bank of America
6035807178   12 MO LIBOR    1/25/2006   Bank of America
6039598534   12 MO LIBOR    1/27/2006   Bank of America
6046671225   12 MO LIBOR     2/7/2006   Bank of America
6047612384   12 MO LIBOR     1/9/2006   Bank of America
6054717902   12 MO LIBOR    1/26/2006   Bank of America
6059628633   12 MO LIBOR    1/26/2006   Bank of America
6064391979   12 MO LIBOR    1/27/2006   Bank of America
6073522580   12 MO LIBOR    2/17/2006   Bank of America
6081515816   12 MO LIBOR    2/16/2006   Bank of America
6090213577   12 MO LIBOR     2/9/2006   Bank of America
6105354929   12 MO LIBOR    1/20/2006   Bank of America
6108825677   12 MO LIBOR    1/27/2006   Bank of America
6113522533   12 MO LIBOR    1/18/2006   Bank of America
6114574822   12 MO LIBOR     2/3/2006   Bank of America
6120362097   12 MO LIBOR     2/3/2006   Bank of America
6120933079   12 MO LIBOR     2/2/2006   Bank of America
6121654575   12 MO LIBOR    2/22/2006   Bank of America
6124981553   12 MO LIBOR     2/1/2006   Bank of America
6133866001   12 MO LIBOR    1/24/2006   Bank of America
6138003139   12 MO LIBOR    1/26/2006   Bank of America
6146655003   12 MO LIBOR     2/2/2006   Bank of America
6147530577   12 MO LIBOR    1/31/2006   Bank of America
6151697056   12 MO LIBOR    1/30/2006   Bank of America
6152654759   12 MO LIBOR     2/1/2006   Bank of America
6156284025   12 MO LIBOR     2/8/2006   Bank of America
6158513330   12 MO LIBOR    1/20/2006   Bank of America
6160956840   12 MO LIBOR    2/21/2006   Bank of America
6169751424   12 MO LIBOR     2/3/2006   Bank of America
6193538078   12 MO LIBOR    2/17/2006   Bank of America
6195075137   12 MO LIBOR    2/16/2006   Bank of America
6199233369   12 MO LIBOR    2/17/2006   Bank of America
6204911165   12 MO LIBOR    1/31/2006   Bank of America
6208238912   12 MO LIBOR    2/15/2006   Bank of America
6215685717   12 MO LIBOR    2/14/2006   Bank of America
6225419685   12 MO LIBOR    2/16/2006   Bank of America
6228937212   12 MO LIBOR    1/26/2006   Bank of America
6245354391   12 MO LIBOR    2/21/2006   Bank of America
6247058073   12 MO LIBOR    2/13/2006   Bank of America
6253221953   12 MO LIBOR    1/23/2006   Bank of America
6261376351   12 MO LIBOR    2/16/2006   Bank of America
6263195411   12 MO LIBOR    2/16/2006   Bank of America
6263449669   12 MO LIBOR     2/6/2006   Bank of America
6266992558   12 MO LIBOR     2/3/2006   Bank of America
6273102316   12 MO LIBOR    2/14/2006   Bank of America
6275360896   12 MO LIBOR    1/23/2006   Bank of America
6278033953   12 MO LIBOR    1/31/2006   Bank of America
6278376527   12 MO LIBOR    1/31/2006   Bank of America
6279157900   12 MO LIBOR    2/15/2006   Bank of America
6279362716   12 MO LIBOR     2/3/2006   Bank of America
6283947890   12 MO LIBOR    1/31/2006   Bank of America
6285273972   12 MO LIBOR    1/19/2006   Bank of America
6285398498   12 MO LIBOR    1/30/2006   Bank of America
6291928171   12 MO LIBOR    1/25/2006   Bank of America
6293531775   12 MO LIBOR     2/1/2006   Bank of America
6296351403   12 MO LIBOR     2/1/2006   Bank of America
6296843474   12 MO LIBOR    1/31/2006   Bank of America
6309026844   12 MO LIBOR    2/17/2006   Bank of America
6311038175   12 MO LIBOR     2/2/2006   Bank of America
6311571977   12 MO LIBOR    1/20/2006   Bank of America
6314262954   12 MO LIBOR     2/8/2006   Bank of America
6316371712   12 MO LIBOR    2/22/2006   Bank of America
6316452082   12 MO LIBOR     2/1/2006   Bank of America
6321172485   12 MO LIBOR    2/17/2006   Bank of America
6334636161   12 MO LIBOR    1/19/2006   Bank of America
6335135502   12 MO LIBOR    2/17/2006   Bank of America
6335829302   12 MO LIBOR    2/10/2006   Bank of America
6339507250   12 MO LIBOR     2/7/2006   Bank of America
6341661095   12 MO LIBOR     2/8/2006   Bank of America
6344810376   12 MO LIBOR    1/26/2006   Bank of America
6349316551   12 MO LIBOR    1/27/2006   Bank of America
6350363005   12 MO LIBOR    1/26/2006   Bank of America
6355379279   12 MO LIBOR     2/1/2006   Bank of America
6364102365   12 MO LIBOR     2/7/2006   Bank of America
6368676414   12 MO LIBOR     2/2/2006   Bank of America
6370544071   12 MO LIBOR     2/9/2006   Bank of America
6375314082   12 MO LIBOR    1/27/2006   Bank of America
6376572530   12 MO LIBOR    2/13/2006   Bank of America
6377444846   12 MO LIBOR     2/8/2006   Bank of America
6381084307   12 MO LIBOR    1/18/2006   Bank of America
6391351399   12 MO LIBOR     2/2/2006   Bank of America
6394769845   12 MO LIBOR     2/2/2006   Bank of America
6394849704   12 MO LIBOR    1/30/2006   Bank of America
6396669852   12 MO LIBOR     2/3/2006   Bank of America
6405941037   12 MO LIBOR     2/3/2006   Bank of America
6407619573   12 MO LIBOR     2/7/2006   Bank of America
6410514357   12 MO LIBOR    2/16/2006   Bank of America
6422475548   12 MO LIBOR    1/27/2006   Bank of America
6426527898   12 MO LIBOR     2/7/2006   Bank of America
6430850542   12 MO LIBOR     2/1/2006   Bank of America
6431906723   12 MO LIBOR    1/26/2006   Bank of America
6432675335   12 MO LIBOR    1/24/2006   Bank of America
6437313700   12 MO LIBOR    2/17/2006   Bank of America
6442137813   12 MO LIBOR    1/26/2006   Bank of America
6450931917   12 MO LIBOR     2/7/2006   Bank of America
6451676123   12 MO LIBOR     2/7/2006   Bank of America
6459306350   12 MO LIBOR    1/30/2006   Bank of America
6464048930   12 MO LIBOR     2/2/2006   Bank of America
6464201331   12 MO LIBOR    1/20/2006   Bank of America
6465753215   12 MO LIBOR     2/7/2006   Bank of America
6470171973   12 MO LIBOR     2/1/2006   Bank of America
6470270171   12 MO LIBOR    1/26/2006   Bank of America
6473340666   12 MO LIBOR    1/31/2006   Bank of America
6481605399   12 MO LIBOR     2/8/2006   Bank of America
6484041337   12 MO LIBOR     2/9/2006   Bank of America
6487067198   12 MO LIBOR    1/13/2006   Bank of America
6492773558   12 MO LIBOR     2/1/2006   Bank of America
6497661683   12 MO LIBOR    1/12/2006   Bank of America
6515685623   12 MO LIBOR     2/1/2006   Bank of America
6517245566   12 MO LIBOR     2/1/2006   Bank of America
6520368736   12 MO LIBOR     2/1/2006   Bank of America
6522895629   12 MO LIBOR    1/30/2006   Bank of America
6530815080   12 MO LIBOR     2/7/2006   Bank of America
6539898327   12 MO LIBOR     2/6/2006   Bank of America
6543543703   12 MO LIBOR    1/31/2006   Bank of America
6544393371   12 MO LIBOR    2/22/2006   Bank of America
6546008571   12 MO LIBOR    2/10/2006   Bank of America
6548305686   12 MO LIBOR    2/17/2006   Bank of America
6551484600   12 MO LIBOR    2/15/2006   Bank of America
6551745521   12 MO LIBOR     2/1/2006   Bank of America
6554763182   12 MO LIBOR    2/15/2006   Bank of America
6559305450   12 MO LIBOR    1/25/2006   Bank of America
6579904654   12 MO LIBOR     1/9/2006   Bank of America
6580139134   12 MO LIBOR    1/24/2006   Bank of America
6593137869   12 MO LIBOR    1/26/2006   Bank of America
6597256806   12 MO LIBOR     2/7/2006   Bank of America
6599194294   12 MO LIBOR     2/8/2006   Bank of America
6606587001   12 MO LIBOR    2/17/2006   Bank of America
6611036846   12 MO LIBOR     2/1/2006   Bank of America
6611047306   12 MO LIBOR    2/24/2006   Bank of America
6614505375   12 MO LIBOR    2/14/2006   Bank of America
6617346462   12 MO LIBOR    1/30/2006   Bank of America
6617537201   12 MO LIBOR     2/2/2006   Bank of America
6621809752   12 MO LIBOR    1/23/2006   Bank of America
6621879524   12 MO LIBOR    2/14/2006   Bank of America
6623885883   12 MO LIBOR    1/26/2006   Bank of America
6625553711   12 MO LIBOR    2/15/2006   Bank of America
6639744074   12 MO LIBOR    1/27/2006   Bank of America
6642417197   12 MO LIBOR    1/10/2006   Bank of America
6657108095   12 MO LIBOR     2/1/2006   Bank of America
6662170288   12 MO LIBOR     2/1/2006   Bank of America
6676831396   12 MO LIBOR    1/12/2006   Bank of America
6682474371   12 MO LIBOR     2/1/2006   Bank of America
6690355216   12 MO LIBOR     2/6/2006   Bank of America
6693404383   12 MO LIBOR     2/9/2006   Bank of America
6695234739   12 MO LIBOR    1/25/2006   Bank of America
6697357652   12 MO LIBOR    2/17/2006   Bank of America
6701061639   12 MO LIBOR    2/21/2006   Bank of America
6704250361   12 MO LIBOR    1/26/2006   Bank of America
6708742363   12 MO LIBOR     2/1/2006   Bank of America
6714571061   12 MO LIBOR    1/30/2006   Bank of America
6715059306   12 MO LIBOR    2/17/2006   Bank of America
6715294903   12 MO LIBOR    1/24/2006   Bank of America
6720098158   12 MO LIBOR    1/18/2006   Bank of America
6720844528   12 MO LIBOR    1/19/2006   Bank of America
6722155899   12 MO LIBOR    2/16/2006   Bank of America
6725894528   12 MO LIBOR    1/27/2006   Bank of America
6731714579   12 MO LIBOR    1/25/2006   Bank of America
6744901957   12 MO LIBOR    1/26/2006   Bank of America
6769984680   12 MO LIBOR    1/31/2006   Bank of America
6778916996   12 MO LIBOR     2/9/2006   Bank of America
6798183494   12 MO LIBOR    2/14/2006   Bank of America
6805879381   12 MO LIBOR    2/10/2006   Bank of America
6812801048   12 MO LIBOR    1/31/2006   Bank of America
6816688904   12 MO LIBOR     1/5/2006   Bank of America
6821347074   12 MO LIBOR    1/18/2006   Bank of America
6826177633   12 MO LIBOR     2/3/2006   Bank of America
6826769181   12 MO LIBOR    1/24/2006   Bank of America
6837789897   12 MO LIBOR     2/8/2006   Bank of America
6837997896   12 MO LIBOR    2/20/2006   Bank of America
6840204140   12 MO LIBOR    1/25/2006   Bank of America
6843375863   12 MO LIBOR    1/11/2006   Bank of America
6844503364   12 MO LIBOR     2/6/2006   Bank of America
6861027065   12 MO LIBOR    1/18/2006   Bank of America
6865296831   12 MO LIBOR    1/27/2006   Bank of America
6875992460   12 MO LIBOR    2/10/2006   Bank of America
6892813848   12 MO LIBOR    1/30/2006   Bank of America
6892893766   12 MO LIBOR    1/31/2006   Bank of America
6894661211   12 MO LIBOR     2/6/2006   Bank of America
6899159633   12 MO LIBOR    1/31/2006   Bank of America
6904627954   12 MO LIBOR     2/7/2006   Bank of America
6905917743   12 MO LIBOR    2/27/2006   Bank of America
6917699222   12 MO LIBOR    1/19/2006   Bank of America
6925811298   12 MO LIBOR    2/14/2006   Bank of America
6927763059   12 MO LIBOR    2/22/2006   Bank of America
6927926086   12 MO LIBOR     2/3/2006   Bank of America
6935189339   12 MO LIBOR     2/6/2006   Bank of America
6947674294   12 MO LIBOR     2/2/2006   Bank of America
6947903297   12 MO LIBOR    1/18/2006   Bank of America
6952844972   12 MO LIBOR     2/8/2006   Bank of America
6953151294   12 MO LIBOR     2/6/2006   Bank of America
6953673156   12 MO LIBOR    1/31/2006   Bank of America
6953798839   12 MO LIBOR    1/31/2006   Bank of America
6955659054   12 MO LIBOR     2/3/2006   Bank of America
6960017173   12 MO LIBOR     2/1/2006   Bank of America
6961077440   12 MO LIBOR    1/25/2006   Bank of America
6962191059   12 MO LIBOR     2/3/2006   Bank of America
6969018917   12 MO LIBOR    1/31/2006   Bank of America
6969019113   12 MO LIBOR     2/7/2006   Bank of America
6969797650   12 MO LIBOR    2/10/2006   Bank of America
6972313917   12 MO LIBOR     2/1/2006   Bank of America
6977631891   12 MO LIBOR     2/3/2006   Bank of America
6988145345   12 MO LIBOR    2/13/2006   Bank of America
6989283590   12 MO LIBOR     2/1/2006   Bank of America
6989924474   12 MO LIBOR     2/6/2006   Bank of America
6990790039   12 MO LIBOR    2/21/2006   Bank of America
6998741869   12 MO LIBOR    1/27/2006   Bank of America

                                      D-4-1

                                    EXHIBIT E

                        REQUEST FOR RELEASE OF DOCUMENTS

                                     [date]

To:   Wells Fargo Bank, N.A.
      1015 10th Avenue Southeast
      Minneapolis, Minnesota 55414
      Attention: Inventory Control -- BAFC 2006-C

Re:   The Pooling and Servicing Agreement, dated March 31, 2006, among Banc of
      America Funding Corporation, as Depositor, Bank of America, National
      Association, as Servicer, and Wells Fargo Bank, N.A., as Trustee.

      In connection with the administration of the Mortgage Loans held by you, as custodian, pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one)

____  1.    Mortgage Paid in Full

____  2.    Foreclosure

____  3.    Substitution

____  4.    Other Liquidation

____  5.    Nonliquidation                           Reason: ___________________

                                        By:_____________________________________
                                              (authorized signer of Servicer)

                                        Issuer:_________________________________

                                        Address:________________________________

                                        ________________________________________

                                        Date:___________________________________

                                       E-1

Custodian

Wells Fargo Bank, N.A.
Please acknowledge the execution of the above request by your signature and date below:

__________________________________  _______________
Signature                                Date

Documents returned to Custodian:

__________________________________  _______________
Custodian                                Date

                                       E-2

                                    EXHIBIT F

                FORM OF CERTIFICATION OF ESTABLISHMENT OF ACCOUNT

                                     [Date]

      [_______________] hereby certifies that it has established a [__________]
Account pursuant to Section [________] of the Pooling and Servicing Agreement,
dated March 31, 2006, among Banc of America Funding Corporation, as Depositor,
Bank of America, National Association, as Servicer, and Wells Fargo Bank, N.A.,
as Trustee.

                                        [_______________],

                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                                       F-1

                                   EXHIBIT G-1

                        FORM OF TRANSFEROR'S CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113
Attention: Corporate Trust Services - BAFC 2006-C

            Re:   Banc of America Funding Corporation, Mortgage Pass-Through
            Certificates, Series 2006-C, Class ___, having an initial aggregate
            Certificate Balance as of March 31, 2006 of $___________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by
[______________] (the "Transferor") to [______________] (the "Transferee") of
the captioned Certificates (the "Transferred Certificates"), pursuant to Section
6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing
Agreement"), dated March 31, 2006, among Banc of America Funding Corporation, as
Depositor, Bank of America, National Association, as Servicer, and Wells Fargo
Bank, N.A., as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and
Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

      1.    The Transferor is the lawful owner of the Transferred Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

      2.    Neither the Transferor nor anyone acting on its behalf has (a)
offered, transferred, pledged, sold or otherwise disposed of any Transferred
Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any
Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Transferred Certificate, any interest in a
Transferred Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of the
Transferred Certificates under the Securities Act of 1933, as amended (the "1933
Act"), would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities laws, or would require registration or qualification of the Transferred Certificates pursuant to the
1933 Act or any state securities laws.

                                      G-1-1

                                        Very truly yours,

                                        ________________________________________
                                        (Transferor)

                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                                      G-1-2

                                  EXHIBIT G-2A

                       FORM 1 OF TRANSFEREE'S CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113
Attention: Corporate Trust Services - BAFC 2006-C

      Re:   Banc of America Funding Corporation, Mortgage Pass-Through
            Certificates, Series 2006-C, Class ___, having an initial aggregate
            Certificate Balance as of March 31, 2006 of $_________]

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by
[_______________] (the "Transferor") to [_________________________________] (the
"Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling
and Servicing Agreement"), dated March 31, 2006, among Banc of America Funding
Corporation, as Depositor, Bank of America, National Association, as Servicer,
and Wells Fargo Bank, N.A., as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the
Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

      1.    The Transferee is a "qualified institutional buyer" (a "Qualified
      Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A")
      under the Securities Act of 1933, as amended (the "1933 Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the
      Transferred Certificates for its own account or for the account of another
      Qualified Institutional Buyer, and understands that such Transferred
      Certificates may be resold, pledged or transferred only (a) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of another Qualified Institutional
      Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (b) pursuant to another exemption from registration under the 1933 Act.

      2.    The Transferee has been furnished with all information regarding (a)
      the Depositor, (b) the Transferred Certificates and distributions thereon,
      (c) the nature, performance and servicing of the Mortgage Loans, (d) the
      Pooling and Servicing Agreement and the Trust created pursuant thereto,
      (e) any credit enhancement mechanism associated with the Transferred
      Certificate, and (f) all related matters, that it has requested.

                                     G-2A-1

      3.    If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the
      Nominee Acknowledgment below.

                                        Very truly yours,

                                        ________________________________________
                                        (Transferor)

                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                                     G-2A-2

                             Nominee Acknowledgment

      The undersigned hereby acknowledges and agrees that as to the Transferred
Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                        ________________________________________
                                        (Nominee)

                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                                     G-2A-3

                                                         ANNEX 1 TO EXHIBIT G-2A

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]

      The undersigned hereby certifies as follows to [__________________] (the
"Transferor") Wells Fargo Bank, N.A., as Trustee with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the
Transferee certificate to which this certification relates and to which this certification is an Annex:

      1.    As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee").

      2.    The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because (i) the Transferee owned and/or invested on a discretionary basis
$______________________(1) in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year
(such amount being calculated in accordance with Rule 144A) and (ii) the
Transferee satisfies the criteria in the category marked below.

      ___   Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution),
            Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue
            Code of 1986.

      ___   Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any state, U.S. territory or the
            District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least
            $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred
            Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale in the case of a foreign bank or equivalent institution.

      ___   Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions, or is a foreign savings and loan

___________________________
      (1) Transferee must own and/or invest on a discretionary basis at least
$100,000,000 in securities unless Transferee is a dealer, and, in that case,
Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.

                                     G-2A-4

            association or equivalent institute and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the
            Transferred Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale in the case of a foreign savings and loan association or equivalent institution.

      ___   Broker-dealer. The Transferee is a dealer registered pursuant to
            Section 15 of the Securities Exchange Act of 1934, as amended.

      ___   Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, U.S.
            territory or the District of Columbia.

      ___   State or Local Plan. The Transferee is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

      ___   ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of
            1974.

      ___   Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

      ___   Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection
            (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

      3.    The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the
Transferee is a dealer, (iii) bank deposit notes and certificates of deposit,
(iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

      4.    For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting

                                     G-2A-5

principles and if the investments of such subsidiaries are managed under the
Transferee's direction. However, such securities were not included if the
Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities
Exchange Act of 1934, as amended.

      5.    The Transferee is familiar with Rule 144A and understands that the
Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

            ____   ____     Will the Transferee be purchasing the Transferred
            Yes     No      Certificates only for the Transferee's own account?

      6.    If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer"
status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7.    The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.
Until such notice is given, the Transferee's purchase of the Transferred
Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

                                        ________________________________________
                                        Print Name of Transferee

                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                                        Date:___________________________________

                                     G-2A-6

                                                         ANNEX 2 TO EXHIBIT G-2A

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That Are Registered Investment Companies]

      The undersigned hereby certifies as follows to [_________________] (the
"Transferor") and Wells Fargo Bank, N.A., as Trustee with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1.    As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the
Transferee is a "qualified institutional buyer" as that term is defined in Rule
144A ("Rule 144A") under the Securities Act of 1933, as amended, because the
Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

      2.    The Transferee is a "qualified institutional buyer" as defined in
Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the
cost of such securities was used, unless the Transferee or any member of the
Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

      ____  The Transferee owned and/or invested on a discretionary basis
            $____________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with
            Rule 144A).

      ____  The Transferee is part of a Family of Investment Companies which owned in the aggregate $__________________ in securities (other than the excluded securities referred to below) as of the end of the
            Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      3.    The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

                                     G-2A-7

      4.    The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the
Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements,
(v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the
Transferee, or owned by the Transferee's Family of Investment Companies, the
securities referred to in this paragraph were excluded.

      5.    The Transferee is familiar with Rule 144A and understands that the
Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

            ____   ____     Will the Transferee be purchasing the Transferred
            Yes     No      Certificates only for the Transferee's own account?

      6.    If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer"
status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7.    The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                        ________________________________________
                                        Print Name of Transferee or Adviser

                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                                        IF AN ADVISER:

                                        ________________________________________
                                        Print Name of Transferee

                                        By:_____________________________________

                                        Date:___________________________________

                                     G-2A-8

                                  EXHIBIT G-2B

                       FORM 2 OF TRANSFEREE'S CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113
Attention: Corporate Trust Services - BAFC 2006-C

      Re:   Banc of America Funding Corporation, Mortgage Pass-Through
            Certificates, Series 2006-C, Class ___, having an initial aggregate
            Certificate Principal Balance as of March 31, 2006 of $_________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by
[_______________________] (the "Transferor") to
[_________________________________] (the "Transferee") of the captioned
Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the
Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated
March 31, 2006, among Banc of America Funding Corporation, as Depositor, Bank of
America, National Association, as Servicer, and Wells Fargo Bank, N.A., as
Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The
Transferor hereby certifies, represents and warrants to you, as Trustee, that:

      1.    Transferee is acquiring the Transferred Certificates for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "1933 Act"), or any applicable state securities laws.

      2.    Transferee understands that (a) the Transferred Certificates have not been and will not be registered under the 1933 Act or registered or qualified under any applicable state securities laws, (b) neither the Depositor nor the Trustee is obligated so to register or qualify the Transferred
Certificates and (c) neither the Transferred Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless such resale or transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and laws, in which case (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the
Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of
Counsel shall not be an expense of the Trustee or the Depositor and (ii) the
Trustee

                                     G-2B-1

shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing
Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and
Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Sponsor, their affiliates or both.

      3.    The Transferee understands that it may not sell or otherwise transfer the Transferred Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 6.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Certificates will bear legends substantially to the following effect:

      THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
      AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE
      WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A
      TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT
      AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING
      AGREEMENT REFERENCED HEREIN.

      UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON
      BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN
      INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME
      SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE INTERNAL REVENUE CODE OF
      1986, AS AMENDED (THE "CODE"), OR ANY FEDERAL, STATE OR LOCAL LAW
      ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A
      "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF
      ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE
      MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A
      REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE,
      STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN
      OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT
      IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS
      CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS
      DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60
      ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO BENEFIT
      PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES
      AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH BENEFIT
      PLAN AND ALL OTHER BENEFIT PLANS MAINTAINED BY THE SAME EMPLOYER (OR
      AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE
      SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND

                                     G-2B-2

      LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER
      SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT
      HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60
      APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY
      TO THE TRUSTEE, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS
      CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN
      A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION
      4975 OF THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE
      SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN
      IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS
      CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE
      REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE
      PRECEDING SENTENCE UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH
      REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE
      PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT
      PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE
      TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY
      PURPORTED TRANSFEREE.

      4.    Neither the Transferee nor anyone acting on its behalf has (a)
offered, transferred, pledged, sold or otherwise disposed of any Transferred
Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any
Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e)
taken any other action, that (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of the
Transferred Certificates under the 1933 Act, would render the disposition of the
Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities law or would require registration or qualification of the Transferred
Certificates pursuant thereto. The Transferee will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Transferred Certificates, any interest in the Transferred Certificates or any other similar security.

      5.    The Transferee has been furnished with all information regarding (a)
the Depositor, (b) the Transferred Certificates and distributions thereon, (c)
nature, performance and servicing of the Mortgage Loans, (d) the Pooling and
Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificates, and (f) all related matters, that it has requested.

      6.    The Transferee is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501 (a) under the 1933 Act or an entity in which all the equity owners come within such paragraphs and has such knowledge and experience in financial and business

                                     G-2B-3

matters as to be capable of evaluating the merits and risks of an investment in the Transferred Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

      7.    If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee
Acknowledgment below.

                                        Very truly yours,

                                        ________________________________________
                                        (Transferee)

                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                                        Date:___________________________________

                                     G-2B-4

                             Nominee Acknowledgment

      The undersigned hereby acknowledges and agrees that as to the Transferred
Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                        ________________________________________
                                       (Nominee)

                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                                     G-2B-5

                                    EXHIBIT H

                    FORM OF TRANSFEREE REPRESENTATION LETTER
                        FOR ERISA RESTRICTED CERTIFICATES

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113
Attention: Corporate Trust Services - BAFC 2006-C

      Re:   Banc of America Funding Corporation, Mortgage Pass-Through
            Certificates, Series 2006-C, Class ___, having an initial aggregate
            Certificate Balance as of March 31, 2006 of $_________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by
[_______________________] (the "Transferor") to
[________________________________] (the "Transferee") of the captioned
Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the
Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated
March 31, 2006, among Banc of America Funding Corporation, as Depositor, Bank of
America, National Association, as Servicer, and Wells Fargo Bank, N.A., as
Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement.

      The Transferee hereby certifies, represents and warrants to you, as
Trustee, either that:

      (a)   it is not, and is not acting on behalf of, an employee benefit plan or arrangement, including an individual retirement account, subject to the
Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the
Internal Revenue Code of 1986, as amended (the "Code"), or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a
"Plan"), and it is not using the assets of any such Plan to effect the purchase of the Transferred Certificates; or

      (b)   With respect to the Class B-4, Class B-5 and Class B-6 Certificates
only, it is an insurance company and the source of funds used to purchase the
Transferred Certificates is an "insurance company general account" (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"),
60 Fed. Reg. 35925 (July 12, 1995)), there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s)
held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under
Section I(a) of PTE 95-60) at the date of acquisition and all Plans that have an interest in such general account are Plans to which PTE 95-60 applies.

                                       H-1

Capitalized terms used in and not otherwise defined herein shall have the meaning assigned to them in the Pooling and Servicing Agreement.

                                        Very truly yours,

                                        ________________________________________
                                        (Transferee)

                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                                        Date:___________________________________

                                       H-2

                                    EXHIBIT I

                     FORM OF AFFIDAVIT REGARDING TRANSFER OF
                  RESIDUAL CERTIFICATE PURSUANT TO SECTION 6.02

                       Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates,
                                  Series 2006-C

STATE OF          )
                  )  ss:
COUNTY OF         )

      The undersigned, being first duly sworn, deposes and says as follows:

      1.    The undersigned is an officer of _______________________________, the proposed transferee (the "Transferee") of the Class 1-A-R Certificate (the
"Residual Certificate") issued pursuant to the Pooling and Servicing Agreement, dated March 31, 2006 (the "Agreement"), among Banc of America Funding
Corporation, as Depositor, Bank of America, National Association, as Servicer,
and Wells Fargo Bank, N.A., as Trustee. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement. The
Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

      2.    The Transferee is, as of the date hereof, and will be, as of the date of the transfer, a Permitted Transferee. The Transferee is acquiring the
Residual Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person who is a Permitted Transferee and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

      3.    The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Residual Certificate to Persons that are not
Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false.

      4.    The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a
Permitted Transferee is the record Holder of an interest in such entity. The
Transferee understands that, other than in the case of an "electing large partnership" under Section 775 of the Code, such tax will not be imposed for any period with respect to which the record Holder furnishes to the pass-through entity an affidavit that such record Holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false.
(For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a

                                       I-1

partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

      5.    The Transferee has reviewed the provisions of Section 6.02 of the
Agreement and understands the legal consequences of the acquisition of the
Residual Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 6.02 of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the transfer to the Transferee contemplated hereby null and void.

      6.    The Transferee agrees to require a transfer affidavit in the form of this Affidavit from any Person to whom the Transferee attempts to transfer the
Residual Certificate, and in connection with any transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not transfer the Residual Certificate or cause the Residual Certificate to be transferred to any Person that the Transferee knows is not a Permitted
Transferee.

      7.    The Transferee historically has paid its debts as they have become due, and it intends to do so in the future.

      8.    The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the
Residual Certificate.

      9.    The taxpayer identification number of the Transferee's nominee is
___________.

      10.   The Transferee is (i) a U.S. Person as defined in Code Section
7701(a)(30) or (ii) (A) the Transferee holds the Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue
Service Form W-8ECI (or successor thereto) or (B) the Transferee has delivered to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Residual Certificate will not be disregarded for federal income tax purposes.

      11.   The Transferee is aware that the Residual Certificate may be a
"noneconomic residual interest" within the meaning of Treasury Regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

      12.   The Transferee will not cause income from the Residual Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the Transferee or any other
U.S. Person.

      13.   If the Transferee is purchasing the Residual Certificate in a transfer intended to meet the safe harbor provisions of Treasury Regulations
Sections 1.860E-1(c), the Transferee has executed and attached Attachment A hereto.

                                       I-2

      14.   The Transferee is not an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code or any federal, state or local law which is similar to ERISA or the Code, and the
Transferee is not acting on behalf of such a plan or arrangement.

      15.   The Transferee understands that it may incur tax liabilities with respect to the Residual Certificate in excess of cash flows generated thereby.

      16.   The Transferee intends to pay taxes associated with holding the
Residual Certificate as such taxes become due.

                                   *    *    *

                                       I-3

      IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer this _____ day of ________________, ____.

                                        ________________________________________
                                        Print Name of Transferee

                                        By______________________________________
                                          Name:
                                          Title:

      Personally appeared before me the above-named __________________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _______________________ of the Transferee, and
acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

      Subscribed and sworn before me this _____ day of _______________________,
____

                                        ________________________________________
                                        NOTARY PUBLIC

                                        My Commission expires the ____ day of
                                        ________, _____.

                                       I-4

                                  ATTACHMENT A

                                       to

      AFFIDAVIT PURSUANT TO SECTION 860E(e)(4) OF THE INTERNAL REVENUE CODE
                OF 1986, AS AMENDED, AND FOR NON-ERISA INVESTORS

Check the appropriate box:

o           The consideration paid to the Transferee to acquire the Residual
      Certificate equals or exceeds the excess of (a) the present value of the anticipated tax liabilities over (b) the present value of the anticipated savings associated with holding such Residual Certificate, in each case calculated in accordance with U.S. Treasury Regulations Sections
      1.860E-1(c)(7) and (8), computing present values using a discount rate equal to the short-term Federal rate prescribed by Section 1274(d) of the
      Code and the compounding period used by the Transferee.

                                       OR

o           The transfer of the Residual Certificate complies with U.S. Treasury
      Regulations Sections 1.860E-1(c)(5) and (6) and, accordingly:

      (i)   the Transferee is an "eligible corporation," as defined in U.S.
            Treasury Regulations Section 1.860E-1(c)(6)(i), as to which income from Residual Certificate will only be taxed in the United States;

      (ii)  at the time of the transfer, and at the close of the Transferee's two fiscal years preceding the year of the transfer, the Transferee had gross assets for financial reporting purposes (excluding any obligation of a person related to the Transferee within the meaning of U.S. Treasury Regulations Section 1.860E-1(c)(6)(ii)) in excess of $100 million and net assets in excess of $10 million;

      (iii) the Transferee will transfer the Residual Certificate only to another "eligible corporation," as defined in U.S. Treasury
            Regulations Section 1.860E-1(c)(6)(i), in a transaction that satisfies the requirements of Sections 1.860E-1(c)(4)(i), (ii) and
            (iii) and Section 1.860E-1(c)(5) of the U.S. Treasury Regulations;

      (iv)  the Transferee has determined the consideration paid to it to acquire the Residual Certificate based on reasonable market assumptions (including, but not limited to, borrowing and investment rates, prepayment and loss assumptions, expense and reinvestment assumptions, tax rates and other factors specific to the Transferee)
            that it has determined in good faith; and

      (v)   in the event of any transfer of the Residual Certificate by the
            Transferee, the Transferee will require its transferee to complete a representation in the form of this Attachment A as a condition of such transferee's purchase of the Residual Certificate.

                                       I-5

                                    EXHIBIT J

                           LIST OF RECORDATION STATES

                                     Florida
                                    Maryland

                                       J-1

                                    EXHIBIT K

           FORM OF INITIAL CERTIFICATION OF THE [TRUSTEE] [CUSTODIAN]

                                 March 31, 2006

Banc of America Funding Corporation
214 North Tryon Street
Charlotte, North Carolina 28255

Bank of America, National Association
475 Crosspoint Parkway
Getzville, New York 14068-9000
Attention: Servicing Manager

      Re:   The Pooling and Servicing Agreement, dated March 31, 2006 (the
            "Pooling and Servicing Agreement"), among the Depositor, Bank of
            America, National Association, as servicer, and Wells Fargo Bank,
            N.A., as trustee.

Ladies and Gentlemen:

      In accordance with the provisions of Section 2.02 of the above-referenced
Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the
undersigned, as [Trustee] [Custodian], hereby certifies that, except as may be specified in any list of exceptions attached hereto, either (i) it has received the original Mortgage Note relating to each of the Mortgage Loans listed on the
Mortgage Loan Schedule or (ii) if such original Mortgage Note has been lost, a copy of such original Mortgage Note, together with a lost note affidavit.

      The [Trustee] [Custodian] has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement in connection with this Initial
Certification. The [Trustee] [Custodian] makes no representations as to: (i) the validity, legality, sufficiency, enforceability, recordability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage
Loans identified in the Mortgage Loan Schedule or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

      Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

                                        [WELLS FARGO BANK, N.A.,
                                         as Trustee]
                                        [______________________________________,
                                        as Custodian]

                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                                       K-1

                                    EXHIBIT L

            FORM OF FINAL CERTIFICATION OF THE [TRUSTEE] [CUSTODIAN]

                              [__________ __, ____]

Banc of America Funding Corporation
214 North Tryon Street
Charlotte, North Carolina 28255

Bank of America, National Association
475 Crosspoint Parkway
Getzville, New York 14068-9000
Attention: Servicing Manager

      Re:   The Pooling and Servicing Agreement, dated March 31, 2006 (the
            "Pooling and Servicing Agreement"), among Banc of America Funding
            Corporation, as depositor, Bank of America, National Association, as servicer, and Wells Fargo Bank, N.A., as trustee.

Ladies and Gentlemen:

      In accordance with the provisions of Section 2.02 of the above-referenced
Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the
undersigned, as [Trustee] [Custodian], hereby certifies that, as to each
Mortgage Loan listed in the Mortgage Loan Schedule, except as may be specified in any list of exceptions attached hereto, such Mortgage File contains all of the items required to be delivered pursuant to Section 2.01(b) of the Pooling and Servicing Agreement.

      The [Trustee] [Custodian] has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement in connection with this Final
Certification. The [Trustee] [Custodian] makes no representations as to: (i) the validity, legality, sufficiency, enforceability, recordability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage
Loans identified in the Mortgage Loan Schedule or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

                                       L-1

      Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

                                        [WELLS FARGO BANK, N.A.,
                                        as Trustee]
                                        [______________________________________,
                                        as Custodian]

                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                                       L-2

                                    EXHIBIT M

                           RELEVANT SERVICING CRITERIA

----------------------------------------------------------------------------------------------------------------
                                    SERVICING CRITERIA                                     PARTIES RESPONSIBLE
----------------------------------------------------------------------------------------------------------------
     REFERENCE                                    CRITERIA
----------------------------------------------------------------------------------------------------------------

                                      GENERAL SERVICING CONSIDERATIONS
----------------------------------------------------------------------------------------------------------------
1122(d)(1)(i)          Policies and procedures are instituted to monitor any              Servicer and Trustee
                       performance or other triggers and events of default in
                       accordance with the transaction agreements.
----------------------------------------------------------------------------------------------------------------
1122(d)(1)(ii)         If any material servicing activities are outsourced to third       Servicer and Trustee
                       parties, policies and procedures are instituted to monitor the third party's performance and compliance with such
                       servicing activities.
----------------------------------------------------------------------------------------------------------------
1122(d)(1)(iii)        Any requirements in the transaction agreements to maintain a       Not applicable
                       back-up servicer for the mortgage loans are maintained.
----------------------------------------------------------------------------------------------------------------
1122(d)(1)(iv)         A fidelity bond and errors and omissions policy is in effect       Servicer
                       on the party participating in the servicing function
                       throughout the reporting period in the amount of coverage
                       required by and otherwise in accordance with the terms of the transaction agreements.
----------------------------------------------------------------------------------------------------------------
                                     CASH COLLECTION AND ADMINISTRATION
----------------------------------------------------------------------------------------------------------------
1122(d)(2)(i)          Payments on mortgage loans are deposited into the appropriate      Servicer and Trustee
                       custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------
1122(d)(2)(ii)         Disbursements made via wire transfer on behalf of an obligor       Servicer and Trustee
                       or to an investor are made only by authorized personnel.
----------------------------------------------------------------------------------------------------------------
1122(d)(2)(iii)        Advances of funds or guarantees regarding collections, cash        Servicer and Trustee
                       flows or distributions, and any interest or other fees
                       charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
---------------------------------------------------------------------------------------------------------------
1122(d)(2)(iv)         The related accounts for the transaction, such as cash             Servicer and Trustee
                       reserve accounts or accounts established as a form of
                       overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the
                       transaction agreements.
----------------------------------------------------------------------------------------------------------------

                                       M-1

----------------------------------------------------------------------------------------------------------------
                                    SERVICING CRITERIA                                     PARTIES RESPONSIBLE
----------------------------------------------------------------------------------------------------------------
     REFERENCE                                    CRITERIA
----------------------------------------------------------------------------------------------------------------

1122(d)(2)(v)          Each custodial account is maintained at a federally insured        Servicer and Trustee
                       depository institution as set forth in the transaction
                       agreements. For purposes of this criterion, "federally
                       insured depository institution" with respect to a foreign
                       financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the
                       Securities Exchange Act.
----------------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)         Unissued checks are safeguarded so as to prevent unauthorized      Servicer and Trustee
                       access.
----------------------------------------------------------------------------------------------------------------
1122(d)(2)(vii)        Reconciliations are prepared on a monthly basis for all            Servicer and Trustee
                       asset-backed securities related bank accounts, including
                       custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction
                       agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original
                       identification, or such other number of
                       days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------
                                     INVESTOR REMITTANCES AND REPORTING
----------------------------------------------------------------------------------------------------------------
1122(d)(3)(i)          Reports to investors, including those to be filed with the         Servicer and Trustee
                       Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements.
                       Specifically, such reports (A) are prepared in accordance
                       with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C)
                       are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.
----------------------------------------------------------------------------------------------------------------
1122(d)(3)(ii)         Amounts due to investors are allocated and remitted in             Servicer and Trustee
                       accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
----------------------------------------------------------------------------------------------------------------
1122(d)(3)(iii)        Disbursements made to an investor are posted within two            Servicer and Trustee
                       business days to the Servicer's investor records, or such
                       other number of days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------
1122(d)(3)(iv)         Amounts remitted to investors per the investor reports agree       Servicer and Trustee
                       with cancelled checks, or other form of payment, or custodial bank statements.
----------------------------------------------------------------------------------------------------------------

                                       M-2

----------------------------------------------------------------------------------------------------------------
                                    SERVICING CRITERIA                                     PARTIES RESPONSIBLE
----------------------------------------------------------------------------------------------------------------
     REFERENCE                                    CRITERIA
----------------------------------------------------------------------------------------------------------------

                                         POOL ASSET ADMINISTRATION
----------------------------------------------------------------------------------------------------------------
1122(d)(4)(i)          Collateral or security on mortgage loans is maintained as          Custodian and Servicer
                       required by the transaction agreements or related mortgage loan documents.
----------------------------------------------------------------------------------------------------------------
1122(d)(4)(ii)         Mortgage loan and related documents are safeguarded as             Custodian and Servicer
                       required by the transaction agreements
----------------------------------------------------------------------------------------------------------------
1122(d)(4)(iii)        Any additions, removals or substitutions to the asset pool         Servicer
                       are made, reviewed and approved in accordance with any
                       conditions or requirements in the transaction agreements.
----------------------------------------------------------------------------------------------------------------
1122(d)(4)(iv)         Payments on mortgage loans, including any payoffs, made in         Servicer
                       accordance with the related mortgage loan documents are
                       posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in
                       accordance with the related mortgage loan documents.
----------------------------------------------------------------------------------------------------------------
1122(d)(4)(v)          The Servicer's records regarding the mortgage loans agree          Servicer
                       with the Servicer's records with respect to an obligor's
                       unpaid principal balance.
----------------------------------------------------------------------------------------------------------------
1122(d)(4)(vi)         Changes with respect to the terms or status of an obligor's        Servicer
                       mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in
                       accordance with the transaction agreements and related pool asset documents.
----------------------------------------------------------------------------------------------------------------
1122(d)(4)(vii)        Loss mitigation or recovery actions (e.g., forbearance plans,      Servicer
                       modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other
                       requirements established by the transaction agreements.
----------------------------------------------------------------------------------------------------------------
1122(d)(4)(viii)       Records documenting collection efforts are maintained during       Servicer
                       the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's
                       activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
----------------------------------------------------------------------------------------------------------------
1122(d)(4)(ix)         Adjustments to interest rates or rates of return for mortgage      Servicer
                       loans with variable rates are computed based on the related mortgage loan documents.
----------------------------------------------------------------------------------------------------------------

                                       M-3

----------------------------------------------------------------------------------------------------------------
                                    SERVICING CRITERIA                                     PARTIES RESPONSIBLE
----------------------------------------------------------------------------------------------------------------
     REFERENCE                                    CRITERIA
----------------------------------------------------------------------------------------------------------------

1122(d)(4)(x)          Regarding any funds held in trust for an obligor (such as          Servicer
                       escrow accounts):  (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the
                       transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable
                       mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------
1122(d)(4)(xi)         Payments made on behalf of an obligor (such as tax or              Servicer
                       insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has
                       been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------
1122(d)(4)(xii)        Any late payment penalties in connection with any payment to       Servicer
                       be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
----------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiii)       Disbursements made on behalf of an obligor are posted within       Servicer
                       two business days to the obligor's records maintained by the servicer, or such other number of days specified in the
                       transaction agreements.
----------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiv)        Delinquencies, charge-offs and uncollectible accounts are          Servicer and Trustee
                       recognized and recorded in accordance with the transaction agreements.
----------------------------------------------------------------------------------------------------------------
1122(d)(4)(xv)         Any external enhancement or other support, identified in Item      Not Applicable
                       1114(a)(1) through (3) or Item 1115 of Regulation AB, is
                       maintained as set forth in the transaction agreements.
----------------------------------------------------------------------------------------------------------------

                                       M-4

                                   EXHIBIT N

                         ADDITIONAL FORM 10-D DISCLOSURE

-----------------------------------------------------------------------------------------------------------------
                                         ADDITIONAL FORM 10-D DISCLOSURE

-----------------------------------------------------------------------------------------------------------------
                    ITEM ON FORM 10-D                                         PARTY RESPONSIBLE
-----------------------------------------------------------------------------------------------------------------

  ITEM 1: DISTRIBUTION AND POOL PERFORMANCE INFORMATION

-----------------------------------------------------------------------------------------------------------------
     Information included in the [Monthly Statement]                              Servicer
                                                                                   Trustee
-----------------------------------------------------------------------------------------------------------------
 Any information required by 1121 which is NOT included                           Depositor
               on the [Monthly Statement]
-----------------------------------------------------------------------------------------------------------------
                ITEM 2: LEGAL PROCEEDINGS

   Any legal proceeding pending against the following
 entities or their respective property, that is material
to Certificateholders, including any proceeding known to
      be contemplated by governmental authorities:
-----------------------------------------------------------------------------------------------------------------
              o Issuing Entity (Trust Fund)                            Trustee, Servicer and Depositor
-----------------------------------------------------------------------------------------------------------------
                   o Sponsor (Seller)                          Seller (if a party to the Pooling and Servicing
                                                                           Agreement) or Depositor
-----------------------------------------------------------------------------------------------------------------
                       o Depositor                                                Depositor
-----------------------------------------------------------------------------------------------------------------
                        o Trustee                                                  Trustee
-----------------------------------------------------------------------------------------------------------------
                       o Servicer                                                 Servicer
-----------------------------------------------------------------------------------------------------------------
                       o Custodian                                                Custodian
-----------------------------------------------------------------------------------------------------------------
                  o 1110(b) Originator                                            Depositor
-----------------------------------------------------------------------------------------------------------------
  o Any 1108(a)(2) Servicer (other than the Servicer or                           Servicer
                        Trustee)
-----------------------------------------------------------------------------------------------------------------
      o Any other party contemplated by 1100(d)(1)                                Depositor
-----------------------------------------------------------------------------------------------------------------
     ITEM 3: SALE OF SECURITIES AND USE OF PROCEEDS                               Depositor
   Information from Item 2(a) of Part II of Form 10-Q:

 With respect to any sale of securities by the sponsor,
depositor or issuing entity, that are backed by the same
    asset pool or are otherwise issued by the issuing
entity, whether or not registered, provide the sales and
  use of proceeds information in Item 701 of Regulation
  S-K. Pricing information can be omitted if securities
                  were not registered.
-----------------------------------------------------------------------------------------------------------------

         ITEM 4: DEFAULTS UPON SENIOR SECURITIES                                   Trustee

-----------------------------------------------------------------------------------------------------------------

                                       N-1

-----------------------------------------------------------------------------------------------------------------
                                         ADDITIONAL FORM 10-D DISCLOSURE

-----------------------------------------------------------------------------------------------------------------
                    ITEM ON FORM 10-D                                         PARTY RESPONSIBLE
-----------------------------------------------------------------------------------------------------------------

    Information from Item 3 of Part II of Form 10-Q:

  Report the occurrence of any Event of Default (after
   expiration of any grace period and provision of any
                    required notice)
-----------------------------------------------------------------------------------------------------------------
   ITEM 5: SUBMISSION OF MATTERS TO A VOTE OF SECURITY                             Trustee
                         HOLDERS

     Information from Item 4 of Part II of Form 10-Q
-----------------------------------------------------------------------------------------------------------------
       ITEM 6: SIGNIFICANT OBLIGORS OF POOL ASSETS                                Depositor

Item 1112(b) - Significant Obligor Financial Information*
-----------------------------------------------------------------------------------------------------------------
*This information need only be reported on the Form 10-D
for the distribution period in which updated information
            is required pursuant to the Item.
-----------------------------------------------------------------------------------------------------------------
  ITEM 7: SIGNIFICANT ENHANCEMENT PROVIDER INFORMATION

 Item 1114(b)(2) - Credit Enhancement Provider Financial
                      Information*
-----------------------------------------------------------------------------------------------------------------
      o Determining applicable disclosure threshold                               Depositor
-----------------------------------------------------------------------------------------------------------------
 o Requesting required financial information (including                           Depositor
any required accountants' consent to the use thereof) or
          effecting incorporation by reference
-----------------------------------------------------------------------------------------------------------------
    Item 1115(b) - Derivative Counterparty Financial
                      Information*
-----------------------------------------------------------------------------------------------------------------
     o Determining current maximum probable exposure                              Depositor
-----------------------------------------------------------------------------------------------------------------
      o Determining current significance percentage                               Depositor
-----------------------------------------------------------------------------------------------------------------
 o Requesting required financial information (including                           Depositor
any required accountants' consent to the use thereof) or
          effecting incorporation by reference
-----------------------------------------------------------------------------------------------------------------
*This information need only be reported on the Form 10-D
for the distribution period in which updated information
           is required pursuant to the Items.
-----------------------------------------------------------------------------------------------------------------
                ITEM 8: OTHER INFORMATION

Disclose any information required to be reported on Form
 8-K during the period covered by the Form 10-D but not       Any party responsible for the applicable Form 8-K
                        reported                                               Disclosure item
-----------------------------------------------------------------------------------------------------------------

                                       N-2

-----------------------------------------------------------------------------------------------------------------
                                         ADDITIONAL FORM 10-D DISCLOSURE

-----------------------------------------------------------------------------------------------------------------
                    ITEM ON FORM 10-D                                         PARTY RESPONSIBLE
-----------------------------------------------------------------------------------------------------------------

                    ITEM 9: EXHIBITS
-----------------------------------------------------------------------------------------------------------------
         Monthly Statement to Certificateholders                                   Trustee
-----------------------------------------------------------------------------------------------------------------
Exhibits required by Item 601 of Regulation S-K, such as                          Depositor
                   material agreements
-----------------------------------------------------------------------------------------------------------------

                                       N-3

                                    EXHIBIT O

                         ADDITIONAL FORM 10-K DISCLOSURE

-----------------------------------------------------------------------------------------------------------------
                                         ADDITIONAL FORM 10-K DISCLOSURE
-----------------------------------------------------------------------------------------------------------------
                    ITEM ON FORM 10-K                                         PARTY RESPONSIBLE
-----------------------------------------------------------------------------------------------------------------

           ITEM 1B: UNRESOLVED STAFF COMMENTS                                     Depositor

-----------------------------------------------------------------------------------------------------------------
               ITEM 9B: OTHER INFORMATION                  Any party responsible for disclosure items on Form 8-K
Disclose any information required to be reported on Form
 8-K during the fourth quarter covered by the Form 10-K
                    but not reported
-----------------------------------------------------------------------------------------------------------------
    ITEM 15: EXHIBITS, FINANCIAL STATEMENT SCHEDULES                               Trustee
                                                                                  Depositor
-----------------------------------------------------------------------------------------------------------------
REG AB ITEM 1112(B): SIGNIFICANT OBLIGORS OF POOL ASSETS
-----------------------------------------------------------------------------------------------------------------
       Significant Obligor Financial Information*                                 Depositor
-----------------------------------------------------------------------------------------------------------------
*This information need only be reported on the Form 10-D
for the distribution period in which updated information
            is required pursuant to the Item.
-----------------------------------------------------------------------------------------------------------------
   REG AB ITEM 1114(B)(2): CREDIT ENHANCEMENT PROVIDER
                  FINANCIAL INFORMATION
-----------------------------------------------------------------------------------------------------------------
      o Determining applicable disclosure threshold                               Depositor
-----------------------------------------------------------------------------------------------------------------
 o Requesting required financial information (including                           Depositor
any required accountants' consent to the use thereof) or
          effecting incorporation by reference
-----------------------------------------------------------------------------------------------------------------
*This information need only be reported on the Form 10-D
for the distribution period in which updated information
           is required pursuant to the Items.
-----------------------------------------------------------------------------------------------------------------
 REG AB ITEM 1115(B): DERIVATIVE COUNTERPARTY FINANCIAL
                       INFORMATION
-----------------------------------------------------------------------------------------------------------------
     o Determining current maximum probable exposure                              Depositor
-----------------------------------------------------------------------------------------------------------------
      o Determining current significance percentage                               Depositor
-----------------------------------------------------------------------------------------------------------------
 o Requesting required financial information (including                           Depositor
any required accountants' consent to the use thereof) or
          effecting incorporation by reference
-----------------------------------------------------------------------------------------------------------------
*This information need only be reported on the Form 10-D
for the distribution period in which updated information
           is required pursuant to the Items.
-----------------------------------------------------------------------------------------------------------------
           REG AB ITEM 1117: LEGAL PROCEEDINGS

-----------------------------------------------------------------------------------------------------------------

                                       O-1

-----------------------------------------------------------------------------------------------------------------
                                         ADDITIONAL FORM 10-K DISCLOSURE
-----------------------------------------------------------------------------------------------------------------
                    ITEM ON FORM 10-K                                         PARTY RESPONSIBLE
-----------------------------------------------------------------------------------------------------------------

   Any legal proceeding pending against the following
 entities or their respective property, that is material
to Certificateholders, including any proceeding known to
      be contemplated by governmental authorities:
-----------------------------------------------------------------------------------------------------------------
              o Issuing Entity (Trust Fund)                            Trustee, Servicer and Depositor
-----------------------------------------------------------------------------------------------------------------
                   o Sponsor (Seller)                          Seller (if a party to the Pooling and Servicing
                                                                           Agreement) or Depositor
-----------------------------------------------------------------------------------------------------------------
                       o Depositor                                                Depositor
-----------------------------------------------------------------------------------------------------------------
                        o Trustee                                                  Trustee
-----------------------------------------------------------------------------------------------------------------
                       o Servicer                                                 Servicer
-----------------------------------------------------------------------------------------------------------------
                       o Custodian                                                Custodian
-----------------------------------------------------------------------------------------------------------------
                  o 1110(b) Originator                                            Depositor
-----------------------------------------------------------------------------------------------------------------
  o Any 1108(a)(2) Servicer (other than the Servicer or                           Servicer
                        Trustee)
-----------------------------------------------------------------------------------------------------------------
      o Any other party contemplated by 1100(d)(1)                                Depositor
-----------------------------------------------------------------------------------------------------------------
    REG AB ITEM 1119: AFFILIATIONS AND RELATIONSHIPS
-----------------------------------------------------------------------------------------------------------------
 Whether (a) the Sponsor (Seller), Depositor or Issuing                      Depositor as to (a)
Entity is an affiliate of the following parties, and (b)                  Sponsor/Seller as to (a)
 to the extent known and material, any of the following
        parties are affiliated with one another:

-----------------------------------------------------------------------------------------------------------------
                       o Servicer                                                 Servicer
-----------------------------------------------------------------------------------------------------------------
                        o Trustee                                                  Trustee
-----------------------------------------------------------------------------------------------------------------
             o Any other 1108(a)(3) servicer                                      Servicer
-----------------------------------------------------------------------------------------------------------------
                  o Any 1110 Originator                                       Depositor/Sponsor
-----------------------------------------------------------------------------------------------------------------
            o Any 1112(b) Significant Obligor                                 Depositor/Sponsor
-----------------------------------------------------------------------------------------------------------------
         o Any 1114 Credit Enhancement Provider                               Depositor/Sponsor
-----------------------------------------------------------------------------------------------------------------
        o Any 1115 Derivate Counterparty Provider                             Depositor/Sponsor
-----------------------------------------------------------------------------------------------------------------
          o Any other 1101(d)(1) material party                               Depositor/Sponsor
-----------------------------------------------------------------------------------------------------------------
   Whether there are any "outside the ordinary course                        Depositor as to (a)
 business arrangements" other than would be obtained in                   Sponsor/Seller as to (a)
   an arm's length transaction between (a) the Sponsor
 (Seller), Depositor or Issuing Entity on the one hand,
     and (b) any of the following parties (or their
 affiliates) on the other hand, that exist currently or
  within the past two years and that are material to a
 Certificateholder's understanding of the Certificates:

-----------------------------------------------------------------------------------------------------------------
                       o Servicer                                                 Servicer
-----------------------------------------------------------------------------------------------------------------
                        o Trustee                                                  Trustee
-----------------------------------------------------------------------------------------------------------------
             o Any other 1108(a)(3) servicer                                      Servicer
-----------------------------------------------------------------------------------------------------------------
                  o Any 1110 Originator                                       Depositor/Sponsor
-----------------------------------------------------------------------------------------------------------------

                                       O-2

-----------------------------------------------------------------------------------------------------------------
                                         ADDITIONAL FORM 10-K DISCLOSURE
-----------------------------------------------------------------------------------------------------------------
                    ITEM ON FORM 10-K                                         PARTY RESPONSIBLE
-----------------------------------------------------------------------------------------------------------------

            o Any 1112(b) Significant Obligor                                 Depositor/Sponsor
-----------------------------------------------------------------------------------------------------------------
         o Any 1114 Credit Enhancement Provider                               Depositor/Sponsor
-----------------------------------------------------------------------------------------------------------------
        o Any 1115 Derivate Counterparty Provider                             Depositor/Sponsor
-----------------------------------------------------------------------------------------------------------------
          o Any other 1101(d)(1) material party                               Depositor/Sponsor
-----------------------------------------------------------------------------------------------------------------
 Whether there are any specific relationships involving                      Depositor as to (a)
   the transaction or the pool assets between (a) the                     Sponsor/Seller as to (a)
Sponsor (Seller), Depositor or Issuing Entity on the one
  hand, and (b) any of the following parties (or their
 affiliates) on the other hand, that exist currently or
    within the past two years and that are material:

-----------------------------------------------------------------------------------------------------------------
                       o Servicer                                                 Servicer
-----------------------------------------------------------------------------------------------------------------
                        o Trustee                                                  Trustee
-----------------------------------------------------------------------------------------------------------------
             o Any other 1108(a)(3) servicer                                      Servicer
-----------------------------------------------------------------------------------------------------------------
                  o Any 1110 Originator                                       Depositor/Sponsor
-----------------------------------------------------------------------------------------------------------------
            o Any 1112(b) Significant Obligor                                 Depositor/Sponsor
-----------------------------------------------------------------------------------------------------------------
         o Any 1114 Credit Enhancement Provider                               Depositor/Sponsor
-----------------------------------------------------------------------------------------------------------------
        o Any 1115 Derivate Counterparty Provider                             Depositor/Sponsor
-----------------------------------------------------------------------------------------------------------------
          o Any other 1101(d)(1) material party                               Depositor/Sponsor
-----------------------------------------------------------------------------------------------------------------

                                       O-3

                                    EXHIBIT P

                               FORM 8-K DISCLOSURE

-----------------------------------------------------------------------------------------------------------------
                                         FORM 8-K DISCLOSURE INFORMATION
-----------------------------------------------------------------------------------------------------------------
                    ITEM ON FORM 8-K                                          PARTY RESPONSIBLE
-----------------------------------------------------------------------------------------------------------------

  ITEM 1.01- ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT                          All parties

Disclosure is required regarding entry into or amendment
of any definitive agreement that is material to the
securitization, even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

Note: disclosure not required as to definitive
agreements that are fully disclosed in the prospectus
-----------------------------------------------------------------------------------------------------------------
ITEM 1.02- TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT                        All parties

Disclosure is required regarding termination of any
definitive agreement that is material to the
securitization (other than expiration in accordance with
its terms), even if depositor is not a party.

Examples: servicing agreement, custodial agreement.
-----------------------------------------------------------------------------------------------------------------
          ITEM 1.03- BANKRUPTCY OR RECEIVERSHIP                                   Depositor

Disclosure  is  required   regarding  the  bankruptcy  or
receivership, with respect to any of the following:

-----------------------------------------------------------------------------------------------------------------
o Sponsor (Seller)                                                       Depositor/Sponsor (Seller)
-----------------------------------------------------------------------------------------------------------------
o Depositor                                                                       Depositor
-----------------------------------------------------------------------------------------------------------------
o Servicer                                                                        Servicer
-----------------------------------------------------------------------------------------------------------------
o Affiliated Servicer                                                             Servicer
-----------------------------------------------------------------------------------------------------------------
o  Other  Servicer  servicing  20% or  more  of the  pool                         Servicer
assets at the time of the report
-----------------------------------------------------------------------------------------------------------------
o Other material servicers                                                        Servicer
-----------------------------------------------------------------------------------------------------------------
o Trustee                                                                          Trustee
-----------------------------------------------------------------------------------------------------------------
o Significant Obligor                                                             Depositor
-----------------------------------------------------------------------------------------------------------------
o Credit Enhancer (10% or more)                                                   Depositor
-----------------------------------------------------------------------------------------------------------------
o Derivative Counterparty                                                         Depositor
-----------------------------------------------------------------------------------------------------------------
o Custodian                                                                       Custodian
-----------------------------------------------------------------------------------------------------------------

                                       P-1

-----------------------------------------------------------------------------------------------------------------
                                         FORM 8-K DISCLOSURE INFORMATION
-----------------------------------------------------------------------------------------------------------------
                    ITEM ON FORM 8-K                                          PARTY RESPONSIBLE
-----------------------------------------------------------------------------------------------------------------

ITEM 2.04- TRIGGERING EVENTS THAT ACCELERATE OR INCREASE                          Depositor
 A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN                          Servicer
              OFF-BALANCE SHEET ARRANGEMENT                                        Trustee

Includes an early amortization, performance trigger or
other event, including event of default, that would
materially alter the payment priority/distribution of
cash flows/amortization schedule.

Disclosure will be made of events other than waterfall
triggers which are disclosed in the monthly statements
to the certificateholders.
-----------------------------------------------------------------------------------------------------------------
 ITEM 3.03- MATERIAL MODIFICATION TO RIGHTS OF SECURITY                            Trustee
                         HOLDERS                                                  Depositor

Disclosure is required of any material modification to
documents defining the rights of Certificateholders,
including the Pooling and Servicing Agreement.
-----------------------------------------------------------------------------------------------------------------
  ITEM 5.03- AMENDMENTS OF ARTICLES OF INCORPORATION OR                           Depositor
              BYLAWS; CHANGE OF FISCAL YEAR
Disclosure is required of any amendment "to the
governing documents of the issuing entity".
-----------------------------------------------------------------------------------------------------------------
 ITEM 6.01- ABS INFORMATIONAL AND COMPUTATIONAL MATERIAL                          Depositor

-----------------------------------------------------------------------------------------------------------------
        ITEM 6.02- CHANGE OF SERVICER OR TRUSTEE                         Servicer/Trustee/Depositor/

Requires disclosure of any removal, replacement,
substitution or addition of any master servicer,
affiliated servicer, other servicer servicing 10% or
more of pool assets at time of report, other material
servicers or trustee.
-----------------------------------------------------------------------------------------------------------------
Reg AB disclosure about any new servicer or master                           Servicer/Depositor
servicer is also required.
-----------------------------------------------------------------------------------------------------------------
Reg AB disclosure about any new Trustee is also required.                          Trustee
-----------------------------------------------------------------------------------------------------------------
   ITEM 6.03- CHANGE IN CREDIT ENHANCEMENT OR EXTERNAL                        Depositor/Trustee
                         SUPPORT
Covers termination of any enhancement in manner other
than by its terms, the addition of an enhancement, or a
material change in the enhancement provided. Applies to
external
-----------------------------------------------------------------------------------------------------------------

                                       P-2

-----------------------------------------------------------------------------------------------------------------
                                         FORM 8-K DISCLOSURE INFORMATION
-----------------------------------------------------------------------------------------------------------------
                    ITEM ON FORM 8-K                                          PARTY RESPONSIBLE
-----------------------------------------------------------------------------------------------------------------

credit enhancements as well as derivatives.
-----------------------------------------------------------------------------------------------------------------
Reg AB disclosure about any new enhancement provider is                           Depositor
also required.
-----------------------------------------------------------------------------------------------------------------
   ITEM 6.04- FAILURE TO MAKE A REQUIRED DISTRIBUTION                              Trustee
-----------------------------------------------------------------------------------------------------------------
      ITEM 6.05- SECURITIES ACT UPDATING DISCLOSURE                               Depositor

If any material pool characteristic differs by 5% or
more at the time of issuance of the securities from the
description in the final prospectus, provide updated Reg
AB disclosure about the actual asset pool.
-----------------------------------------------------------------------------------------------------------------
If there are any new servicers or originators required                            Depositor
to be disclosed under Regulation AB as a result of the
foregoing, provide the information called for in Items
1108 and 1110 respectively.
-----------------------------------------------------------------------------------------------------------------
              ITEM 7.01- REG FD DISCLOSURE                                       All parties
-----------------------------------------------------------------------------------------------------------------
                 ITEM 8.01- OTHER EVENTS                                          Depositor

   Any event, with respect to which information is not
  otherwise called for in Form 8-K, that the registrant
       deems of importance to certificateholders.
-----------------------------------------------------------------------------------------------------------------
      ITEM 9.01- FINANCIAL STATEMENTS AND EXHIBITS             Responsible party for reporting/disclosing the
                                                                       financial statement or exhibit
-----------------------------------------------------------------------------------------------------------------

                                       P-3

                                    EXHIBIT Q

                      FORM OF SARBANES-OXLEY CERTIFICATION

                       Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates,
                                  Series 2006-C

      I, [________], a [_____________] of Banc of America Funding Corporation
(the "Depositor"), certify that:

1.    I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on
      Form 10-K of the Banc of America Funding 2006-C Trust (the "Exchange Act
      Periodic Reports");

2.    Based on my knowledge, the Exchange Act Periodic Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.    Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act Periodic Reports;

4.    Based on my knowledge and the servicer compliance statements required in this report under Item 1123 of Regulation AB, and except as disclosed in the Exchange Act Reports, the servicers have fulfilled their obligations under the pooling and servicing agreement, dated as of March 31, 2006, by and among the Depositor, Bank of America, National Association and Wells
      Fargo Bank, N.A.; and

5.    All of the reports on assessment of compliance with the servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item
      1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated party: Wells Fargo Bank, N.A.

[_________], 20

                                       Q-1

                                    EXHIBIT R

                          FORM OF BACK-UP CERTIFICATION

      Re:   Banc of America Funding 2006-C Trust (the "Trust"), Mortgage
            Pass-Through Certificates, Series 2006-C, issued pursuant to a
            Pooling and Servicing Agreement, dated March 31, 2006 (the "Pooling
            Agreement"), among Banc of America Funding Corporation, as
            Depositor, Bank of America, National Association, as Servicer, and
            Wells Fargo Bank, N.A., as Trustee

      The Trustee hereby certifies to the Depositor and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

      1.    I have reviewed the annual report on Form 10-K for the fiscal year
[___] (the "Annual Report"), and all reports on Form 10-D required to be filed in respect of period covered by the Annual Report (collectively with the Annual
Report, the "Reports"), of the Trust;

      2.    To my knowledge, the Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the
Annual Report;

      3.    To my knowledge, the distribution and servicing information required to be provided by the Trustee under the Pooling Agreement for inclusion in the
Reports is included in the Reports;

      4.    I am responsible for reviewing the activities performed by the
Trustee under the Pooling and Servicing Agreement, and based on my knowledge and the compliance review conducted in preparing the compliance statement of the
Trustee required in the Annual Report under Item 1123 of Regulation AB, and except as disclosed in the Reports, the Trustee has fulfilled its obligations under the Pooling Agreement in all material respects; and

      5.    The report on assessment of compliance with servicing criteria for asset-backed securities of the Trustee and its related attestation report on assessment of compliance with servicing criteria required to be included in the
Annual Report in accordance with Item 1122 of Regulation AB and Exchange Act
Rules 13a-18 and 15d-18 has been included as an exhibit to the Annual Report.
Any material instances of non-compliance are described in such report and have been disclosed in the Annual Report.

                                            WELLS FARGO BANK, N.A.,
                                            as Trustee

                                            By: ________________________________
                                            Name:
                                            Title:

                                       R-1

                                    EXHIBIT S

                       ADDITIONAL DISCLOSURE NOTIFICATION

**SEND VIA FAX TO 410-715-2380 AND VIA EMAIL TO
CTS.SEC.NOTIFICATIONS@WELLSFARGO.COM AND VIA OVERNIGHT MAIL TO THE ADDRESS
IMMEDIATELY BELOW**

Wells Fargo Bank, N.A., as Trustee
Old Annapolis Road
Columbia, Maryland 21045
Attn: Corporate Trust Services - BAFC 2006-C --SEC REPORT PROCESSING

RE: **Additional Form [10-D][10-K][8-K] Disclosure** Required

Ladies and Gentlemen:

In accordance with Section [ ] of the Pooling and Servicing Agreement, , dated as of March 31, 2006, among Banc of America Funding Corporation, as depositor,
Bank of America, National Association, as servicer, Wells Fargo Bank, N.A., as trustee. The undersigned, as [  ], hereby notifies you that certain events have come to our attention that [will] [may] need to be disclosed on Form
[10-D][10-K][8-K].

Description of Additional Form [10-D][10-K][8-K] Disclosure:

List of any Attachments hereto to be included in the Additional Form
[10-D][10-K][8-K] Disclosure:

Any inquiries related to this notification should be directed to [      ],
phone number: [      ]; email address: [      ].

                                            [NAME OF PARTY],
                                            as [role]

                                            By: ________________________________
                                            Name:
                                            Title:

                                       S-1

                                    EXHIBIT T

                    DATA ELEMENTS FOR SERVICER'S CERTIFICATE

--------------------------------------------------------------------------------------------------------------------------
STANDARD FILE LAYOUT - TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
COLUMN NAME                      DESCRIPTION                         DECIMAL   COMMENT                            MAX SIZE
--------------------------------------------------------------------------------------------------------------------------

LOAN_NBR                         A unique identifier assigned to each loan     Text up to 10 digits                  10
                                 by the originator.
--------------------------------------------------------------------------------------------------------------------------
SER_INVESTOR_NBR                 A value assigned by the Servicer to define    Text up to 10 digits                  20
                                 a group of loans.
--------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR                A unique number assigned to a loan by the     Text up to 10 digits                  10
                                 Servicer. This may be different than the
                                 LOAN_NBR.
--------------------------------------------------------------------------------------------------------------------------
BORR_NEXT _PAY_DUE_DATE          The date at the end of processing cycle       MM/DD/YYYY                            10
                                 that the Borrower's next payment is due to
                                 the Servicer, as reported by Servicer.
--------------------------------------------------------------------------------------------------------------------------
NOTE_INT_RATE                    The loan interest rate as reported     4      Max length of 6                       6
                                 by the Servicer.
--------------------------------------------------------------------------------------------------------------------------
ACTL_END _PRIN_BAL               The Borrower's actual principal        2      No commas(,) or dollar signs ($)      11
                                 balance at the end of the
                                 processing cycle.
--------------------------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL               The scheduled principal balance        2      No commas(,) or dollar signs ($)      11
                                 due to the investors at the end of
                                 a processing cycle.
--------------------------------------------------------------------------------------------------------------------------
ACTL_BEG _PRIN_BAL               The Borrower's actual principal        2      No commas(,) or dollar signs ($)      11
                                 balance at the beginning of the
                                 processing cycle.
--------------------------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL               The scheduled outstanding              2      No commas(,) or dollar signs ($)      11
                                 principal amount due at the
                                 beginning of the cycle date to be
                                 passed through to the investors.
--------------------------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT                    The scheduled monthly principal        2      No commas(,) or dollar signs ($)      11
                                 and scheduled interest payment
                                 that a Borrower is expected to
                                 pay; P&I constant.
--------------------------------------------------------------------------------------------------------------------------
SCHED_PRIN_ AMT                  The scheduled principal amount as      2      No commas(,) or dollar signs ($)      11
                                 reported by the Servicer for the
                                 current cycle.
--------------------------------------------------------------------------------------------------------------------------
SERV_CURT _AMT_1                 The first curtailment amount to be     2      No commas(,) or dollar signs ($)      11
                                 applied.
--------------------------------------------------------------------------------------------------------------------------
SERV_CURT _AMT_2                 The second curtailment amount to       2      No commas(,) or dollar signs ($)      11
                                 be applied.
--------------------------------------------------------------------------------------------------------------------------
SERV_CURT _AMT_3                 The third curtailment amount to be     2      No commas(,) or dollar signs ($)      11
                                 applied.
--------------------------------------------------------------------------------------------------------------------------
ACTION_CODE                      The standard FNMA numeric code                Action Code Key: 15=Bankruptcy,       2
                                 used to indicate the                          30=Foreclosure, 70=REO, 60=PIF,
                                 default/delinquent status of a                63= Substitution, 65=Repurchase;
                                 particular loan.
--------------------------------------------------------------------------------------------------------------------------
PIF_AMT                          The loan "paid in full" amount as      2      No commas(,) or dollar signs ($)      11
                                 reported by the Servicer.
--------------------------------------------------------------------------------------------------------------------------
PIF_DATE                         The paid in full date as reported             MM/DD/YYYY                            10
                                 by the Servicer.
--------------------------------------------------------------------------------------------------------------------------
SCHED_GROSS_INTEREST_AMT         The amount of interest due on the      2      No commas(,) or dollar signs ($)      11
                                 outstanding scheduled principal
                                 balance in the current cycle.
--------------------------------------------------------------------------------------------------------------------------
LOAN_FEE_AMT                     The monthly loan fee amount            2      No commas(,) or dollar signs ($)      11
                                 expressed in dollars and cents.
--------------------------------------------------------------------------------------------------------------------------

                                       T-1

--------------------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE                    The Servicer's fee rate for a loan     4      Max length of 6                       6
                                 as reported by the Servicer.
--------------------------------------------------------------------------------------------------------------------------
CR_LOSS_AMT                      The amount of loss that is             2      No commas(,) or dollar signs ($)      11
                                 classified as a credit.
--------------------------------------------------------------------------------------------------------------------------
FRAUD_LOSS_AMT                   The amount of loss that is             2      No commas(,) or dollar signs ($)      11
                                 attributable to a fraud claim.
--------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_LOSS_AMT              The amount of loss due to              2      No commas(,) or dollar signs ($)      11
                                 bankruptcy.
--------------------------------------------------------------------------------------------------------------------------
SPH_LOSS_AMT                     The amount of loss that is             2      No commas(,) or dollar signs ($)      11
                                 classified as a special hazard.
--------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ AMT              The penalty amount received when a     2      No commas(,) or dollar signs ($)      11
                                 Borrower prepays on his loan as
                                 reported by the Servicer.
--------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ WAIVED           The prepayment penalty amount for      2      No commas(,) or dollar signs ($)      11
                                 the loan waived by the Servicer.
--------------------------------------------------------------------------------------------------------------------------
MOD_DATE                         The effective payment date of the             MM/DD/YYYY                            10
                                 modification for the loan.
--------------------------------------------------------------------------------------------------------------------------
MOD_TYPE                         The modification type.                        Varchar - value can be alpha or       30
                                                                               numeric
--------------------------------------------------------------------------------------------------------------------------

                                       T-2